Exhibit 10.05
Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.
PREPAID CARD PROGRAM AGREEMENT
by and among
WAL-MART STORES, INC.,
WAL-MART STORES TEXAS L.P.
WAL-MART LOUISIANA, LLC
WAL-MART STORES EAST, INC., and
WAL-MART STORES EAST, L.P.,
and
GE MONEY BANK
and
GREEN DOT CORPORATION
DATED AS OF OCTOBER 20, 2006

i

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Page
ARTICLE V

RETAILER OBLIGATIONS

5.1 Retailer Acceptance of Prepaid Cards	22
5.2 [***]	23
5.3 Payroll Check Loading Fee	23

ARTICLE VI

SETTLEMENT

6.1 Settlement Procedures	23
6.2 Separateness	24
6.3 [***]	25
6.4 Other Payments	25

ARTICLE VII

MARKETING FUND/PROGRAM PROMOTION

7.1 Start-up Costs	25
7.2 Program Marketing Fund	25
7.3 Promotion of Program	26

ARTICLE VIII

PROGRAM INFORMATION

8.1 Privacy Matters	27
8.2 Ownership and Use Of Cardholder Information and Retailer Customer Information	30
8.3 License of Nonpublic Personal Information	32

ARTICLE IX

CARDHOLDER SERVICES

9.1 Customer Service	32
9.2 Dedicated Personnel	33
9.3 CRM Database	33

ARTICLE X

REPRESENTATIONS AND WARRANTIES

10.1 Representations and Warranties	33

ARTICLE XI

OTHER AGREEMENTS

11.1 Certain Additional Covenants	35
11.2 Certain Additional Bank Covenants	36
11.3 Use of Retailer Marks	37
11.4 Confidential Information	37

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Continued

Continued
SCHEDULES

Schedule	Description
1.5(c)	Operating Procedures for the Card Program
1.5(d)	Prepaid Card Terms and Prepaid Card Fees
1.11	Appointment Agreement-by Bank of Retailer
1.13	Phase I of Card Program
4.3(c)	[***]
4.4(a)	Operating Procedures for the Load Program
4.4(d)	[***]
4.5	Appointment Agreement-by Green Dot of Retailer
5.2	[***]
7.1	Visa Marketing Fund Requirements
7.3(b)	Store Display of Temporary Prepaid Cards and Reload Packs
7.3(d)	Security Procedures for Card Distribution
9.1	Service Levels
11.3	Retailer Marks
12.1	Technology
14.3(c)	Unamortized Investment Expenses

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          This Prepaid Card Program Agreement is made as of the 20th day of October, 2006 (the “Effective Date”), by and among Wal-Mart Stores, Inc., a Delaware corporation, with its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716, Wal-Mart Stores Texas L.P., a Texas limited partnership, Wal-Mart Louisiana, LLC, a Delaware limited liability company, Wal-Mart Stores East, Inc., an Arkansas corporation, and Wal-Mart Stores East, L.P., a limited partnership formed under the laws of Delaware, each of which have its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716 (each of the foregoing, individually and collectively, “Retailer”), GE Money Bank, a federal savings bank with its principal place of business at 4246 South Riverboat Road, Suite 200, Salt Lake City, Utah 84123 (“Bank”), and Green Dot Corporation, a Delaware corporation, with its principal place of business at 605 East Huntington Drive, Suite 205, Monrovia, California 91016 (“Green Dot”). Each of the foregoing parties is sometimes referred to herein as a “Party,” and collectively they are referred to as the “Parties.” Unless otherwise defined, capitalized terms used in this Agreement shall have the meanings ascribed to them in Appendix I.
RECITALS
          WHEREAS, Retailer wishes to offer a reloadable prepaid card product in its Participating Stores;
          WHEREAS, Bank is in the business of providing financial products and services, including debit cards, prepaid cards and payroll cards, to individuals for personal, family or household purposes throughout the United States;
          WHEREAS, Bank desires to provide instant issue, non-reloadable, non-personalized, prepaid cards to Retailer’s customers, which cards are intended be replaced by personalized, reloadable, prepaid cards issued by Bank;
          WHEREAS, Green Dot is a licensed money transmitter and operates the GD Network in which consumers can make loads to prepaid cards and other transfers to payees that participate in the GD Network;
          WHEREAS, Bank participates in the GD Network as an issuer of prepaid cards that can be loaded through POS Loads and Reload Pack Sales in the GD Network;
          WHEREAS, Retailer desires to participate in the GD Network by accepting funds in POS Loads and selling Reload Packs in transactions involving Cardholders as well as other Persons making fund transfers in this GD Network; and
          WHEREAS, Bank and Retailer desire to set forth the terms on which Bank will issue, service and accept loads on prepaid cards offered at Retailer’s Participating Stores, as set forth herein; and
          WHEREAS, Green Dot and Retailer desire to set forth the terms on which Retailer will participate in the GD Network in transactions involving Cardholders and other Persons making fund transfers in the GD Network, as set forth herein.

          NOW, THEREFORE, in consideration of the following terms and conditions, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
ARTICLE I
GENERAL DESCRIPTION OF THE CARD PROGRAM
1.1 Description of the Prepaid Cards.
          In accordance with the terms of this Agreement, Bank will issue prepaid cards which bear the “Wal-Mart” name and certain trademark(s) of the Network Provider(s) to individuals for personal, family or household purposes (the “Prepaid Cards”). The Prepaid Cards also will contain the GD Marks, as mutually agreed upon by the Parties, to indicate that the Prepaid Cards may be loaded in the GD Network. Bank may modify the features and capabilities of the Prepaid Cards from time to time with the prior written approval of Retailer, which approval shall not be unreasonably withheld or delayed.
1.2 Temporary and Permanent Prepaid Cards.
          Subject to the terms of this Agreement, Retailer will distribute Prepaid Cards at its Participating Stores, which Prepaid Cards (i) will not bear the name of a Cardholder, and (ii) may be loaded at Retailer’s POS Locations for the amount(s) agreed upon from time to time by the Parties (the “Temporary Prepaid Cards”). Temporary Prepaid Cards may not be reloaded, but may otherwise possess such features and capabilities as Bank may determine from time to time in writing, subject to Retailer’s prior written approval. Individuals who purchase Temporary Prepaid Cards will be instructed to provide Bank with information necessary to satisfy the Activation Criteria needed to activate the Temporary Prepaid Cards and to obtain reloadable Prepaid Cards that replace the Temporary Prepaid Cards and that are embossed with the Cardholders’ names (“Permanent Prepaid Cards”). Cardholders with Permanent Prepaid Cards may reload funds to such Prepaid Cards as set forth in this Agreement.
1.3 Retailer Customer Identification Function.
          Bank, as agent for Retailer, will assign a Retailer Customer Number to each Cardholder and will print this number on the reverse side of the Permanent Prepaid Card. Subject to Applicable Law, Bank, as agent for Retailer in connection with the Retailer Customer Number, shall collect and transmit (not less than once each month) to Retailer each Retailer Customer Number assigned hereunder, together with the associated Cardholder’s name, address, telephone number and, if available, e-mail address (the Retailer Customer Number together with the Cardholder’s name, address, telephone numbers and e-mail address, the “Retailer Customer Information”). Retailer and Bank shall use reasonable efforts adopt a process by which a Retailer customer may authorize the collection and transmittal of Retailer Customer Information contemplated by this Section 1.3; provided that such process shall be adopted prior to the expansion (if any) of the Program beyond Phase I. Retailer understands that the Retailer Customer Number assigned by Bank will be associated with a given Permanent Prepaid Card and may not be the same Retailer Customer Number the Cardholder would be assigned in conjunction with any other relationship the Cardholder may have with either Retailer or Bank.

Bank will work with Retailer in good faith to assist Retailer in integrating Retailer’s envisioned customer registration program into the materials for the Program. Bank shall not issue the same Retailer Customer Number more than once.
1.4 The Road to Credit.
          (a) Bank and Retailer acknowledge that one of the goals of the Program is to educate Retailer Customers and other Persons regarding management of personal finances, and to [***] and other [***] not have [***] to [***].
          (b) To the extent information on purchase patterns, bill payments and paycheck data is available under the Program, Bank agrees to work in good faith to analyze such information with respect to individual Prepaid Card performance in order to establish, to the extent practicable, a “[***]” by which a Cardholder may qualify for the Consumer Credit Card Program.
          (c) In the event that Bank and Retailer mutually agree on a [***] from a [***], the Parties will mutually determine [***] that will [***] in [***] and at [***] for each [***] who [***] any [***].
1.5 Card Program Administration.
          (a) Program Materials. Bank, at its expense, shall be responsible for providing all Prepaid Cards, Prepaid Card Terms, Prepaid Card statements, adverse action letters, change of terms notices, and all other documents and communications necessary for the issuance, loading in connection with Direct Deposit Loads and servicing of the Prepaid Cards, as applicable. The initial design of the Temporary Prepaid Card and the Permanent Prepaid Card, and any modifications thereto, shall be subject to the prior written approval of Retailer, which approval shall not be unreasonably withheld or delayed. As between the Parties, Retailer shall own all proprietary rights, including copyrights and trademarks relating to: (i) Retailer provided artwork or designs for the Prepaid Card or related packaging, (ii) the “stars” design as it appears on the Prepaid Card or related packaging, (iii) the terms “Value Plan” and “Preferred Plan” as used in connection with a Card Product, and (iv) the marketing copy on the packaging for the Prepaid Card taken as a whole; provided, however, that (A) Retailer’s right to such marketing copy is limited to use of such marketing copy in its entirety in substantially the same design as appears on the marketing copy for the Prepaid Card, and (B) Retailer shall not have any rights to trademarks or tradenames of Bank or Green Dot.
          (b) Other General Responsibilities of Bank. Bank, at its expense, will issue Prepaid Cards to individuals, accept loads to Prepaid Cards as provided in this Agreement and the Prepaid Card Terms, and allow Cardholders to use Prepaid Cards for purchase and cash withdrawal transactions in the systems of the Network Providers. Bank will make available good funds to the Cardholder or Cardholder’s payees as and when Cardholders may unload such funds in accordance with the Prepaid Card Terms and the applicable rules and regulations of the

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Network Providers. Bank will establish the criteria, in its sole discretion after providing notice to Retailer, for activating Temporary Prepaid Cards and for approving and activating Permanent Prepaid Cards (the “Activation Criteria”). Unless otherwise expressly agreed by the Parties in writing, Bank shall be responsible for (i) providing all services in connection with the Card Program, including, without limitation, authorization services for Prepaid Card Transactions, but excluding services that Retailer or Green Dot expressly agree in this Agreement to perform in connection with the Program (e.g., in connection with the initial issuance of Temporary Prepaid Cards or loading Prepaid Cards in the Load Program) (“Card Services”), and (ii) all fraud loss, and settlement of funds, associated with use of a Prepaid Card (provided that the foregoing shall not relieve Retailer of any obligations under the Acquirer Agreement under which it accepts Prepaid Cards issued by Bank or Article III). Retailer agrees that Bank may provide some or all of the Card Services through a third party servicer or a Bank Affiliate; provided, however, that (x) Bank shall obtain Retailer’s consent to any such third party servicer or Bank Affiliate, which consent shall not be unreasonably withheld or delayed, and (y) notwithstanding such consent, Bank will remain fully responsible for all of its obligations under this Agreement, and will be responsible for any breach by any third party servicer of Bank’s obligation to provide Card Services. Retailer hereby consents to Green Dot performing Card Services on behalf of Bank. Bank shall obtain Retailer’s consent to any material change in the scope of Card Services provided by Green Dot.
          (c) Operating Procedures for Card Program.
     (i) Retailer and Bank shall follow all Operating Procedures for the Card Program, including procedures for initial issuance of Prepaid Cards. The Operating Procedures for the Card Program are attached hereto as Schedule 1.5 (c).
     (ii) Bank shall have the right to amend or modify the Operating Procedures for the Card Program from time to time [***]. Bank shall be entitled to amend or modify such Operating Procedures [***] (which [***] may be [***] of the amendment or modification) [***] and without the consent of, Retailer [***], the [***] of a [***] or the [***] of a [***] as determined by Bank in its reasonable business judgment, [***].
     (iii) In the event of a conflict between the provisions of this Agreement and the provisions of the Operating Procedures for the Card Program, the provisions of this Agreement shall prevail.
          (d) Prepaid Card Terms.

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     (i) As of the date hereof, the Prepaid Card Terms, including the fees and charges imposed on Cardholders by Bank (“Prepaid Card Fees”), are as set forth in Schedule 1.5(d) and have been determined by Bank [***]. Bank may modify, amend or supplement any or all of the Prepaid Card Terms, [***]. Bank may [***] provided that Bank will eliminate [***].
     (ii) Nothing contained in this Agreement shall limit or restrict Bank’s ability to modify and/or supplement the Prepaid Card Terms [***], and, Bank may proceed with the modification, amendment or supplement without the consent of Retailer; [***].
     (iii) In addition to the Prepaid Card Terms listed in Schedule 1.5(d), Bank reserves the right to assess additional Prepaid Card Fees, with the written consent of Retailer (such consent not to be unreasonably withheld or delayed) for additional Prepaid Card services provided by Bank and approved by Retailer after the date hereof (e.g., picture identification services). Bank also reserves the right to restrict use of the Prepaid Cards at certain merchant classification categories that Bank reasonably determines are not consistent with the Program, such as Internet gambling web-sites.
          (e) Offshore Servicing.
     (i) Except as described in Section 1.5(e)(ii), Bank shall not outsource any Card Services that involve direct customer contact to an entity that is located, or that performs such services at a facility located, outside of the United States, without the prior written approval of Retailer. For avoidance of doubt, any breach by an outsource vendor of the provisions of this Agreement shall constitute a breach by Bank as if Bank performed the outsourced services itself, and be subject to all provisions of this Agreement applicable to such breach, including the notice and cure provisions set forth in Section 14.2 (Termination).
     (ii) Notwithstanding anything to the contrary in this Section 1.5(e), Retailer acknowledges and approves the use by Bank and its outsource vendors of facilities in [***] and in [***] for providing Card Services involving direct customer contact; provided, that (i) neither Bank nor its outsource vendors shall store any personally identifiable information collected in the Program outside of the United States

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without Retailer’s prior written consent, which consent shall not be unreasonably withheld or delayed, and (ii) all Nonpublic Personal Information which is transmitted outside of the United States pursuant to this Section 1.5(e) shall be subject to the same data protection and security standards that Bank imposes on third parties in the United States with respect to Bank’s customer information.
     (iii) Retailer reserves the right to revoke its consent to outsourcing Card Services to a location outside of the United States if the outsource vendor violates Applicable Law. Bank shall have not less than one-hundred and eighty days’ notice to replace an outsource vendor if Retailer revokes its consent pursuant to this Section 1.5(e)(iii).
1.6 Ownership of Cards and Card Documentation.
          Subject to Section 14.4 (Retailer’s Purchase Option), Bank shall be the sole and exclusive owner of all Prepaid Cards (and funds loaded thereto) and Prepaid Card Documentation, except for Retailer Customer Information. If a Cardholder uses a Prepaid Card to purchase goods or services or obtain cash and there are not sufficient funds on the Card to pay for the transaction, Bank shall be entitled to receive all payments by the Cardholder for such transaction.
1.7 Ownership of Sales Documentation.
          Retailer shall be the sole and exclusive owner of all sales receipts, register receipt tapes, and other invoices or documentation evidencing a Cardholder debit transaction, and any adjustments thereto, at any Store, to the extent originated by Retailer in the ordinary course of its business.
1.8 Operation of Terminals.
          Retailer shall maintain and operate the Terminals according to the same standards with which they are operated on the Effective Date; provided, however, that nothing herein shall be deemed to require Retailer to replace or modify any Terminals outside of Retailer’s ordinary course of business.
1.9 Promotional Materials.
          Each Party shall submit to the other Parties for review and approval any and all advertising, collateral, promotions and marketing programs, documents or materials with respect to the Program, including, without limitation materials sent to Cardholders in relation to the Load Program (collectively, “Promotional Materials”) at least five (5) Business Days in advance of public dissemination, which approval may not be unreasonably withheld or delayed. If a Party fails to notify the other Parties of its decision with respect to proposed Promotional Materials within such five-day period, the Parties seeking approval shall escalate the request to appropriate personnel at the Party from whom a decision is sought until a response is received. A Party may not publicly disseminate Promotional Materials that have not been approved by the other Parties. Notwithstanding the foregoing, Green Dot shall not be required to obtain any such approvals with respect to any Promotional Materials which are (i) not sent to any Cardholder; (ii) not related to Retailer, or (iii) are more particularly described in Section 4.2(b).
1.10 Network Providers.
          As of the Effective Date, [***] and [***] shall be [***]. Upon at least ninety (90) days’ advance written notice by Retailer to the other Parties, but in any event no sooner than February 1, 2007, Retailer may request Bank to issue Prepaid Cards with [***] and/or [***] as a [***] issued by Bank, and Bank agrees to take commercially reasonable steps to issue Prepaid Cards with such Network Providers; provided, however, that such expansion of the Card Program to include any additional Network Provider is expressly conditioned on the Retailer providing comparable retail space in Participating Stores for Prepaid Cards involving such additional Network Provider as Retailer then provides for Prepaid Cards involving the existing Network Provider or Providers. Bank agrees to convert outstanding Prepaid Cards to a new Network Provider upon written request of Retailer if such conversion is required because Retailer ceases to accept Prepaid Cards issued in the existing Network Provider’s system; provided, however, that Retailer shall pay all costs and expenses in converting the Prepaid Cards from the existing Network Provider to the new Network Provider, including the costs and expenses of re-issuing the Prepaid Cards and of replacing marketing, packaging and collateral materials, and any amounts payable by Bank to the existing Network Provider.
1.11 Appointment of Retailer as [***].
          Retailer shall serve as the [***] of [***] at Participating Stores solely for the limited purposes of marketing and distributing Temporary Prepaid Cards and collecting fees from Cardholders on behalf of Bank in Participating Stores, as described more particularly in the Appointment Agreement attached as Schedule 1.11. Bank shall take commercially reasonable actions, and shall execute such documents, as may be necessary to register such appointment, and/or to confirm exemption from licensing requirements, with state regulatory authorities, in accordance with this Section 1.11. If [***] desires Bank to take any such action, [***] shall submit a written request to Bank indicating the obligations of Bank with respect thereto, and Bank’s obligation to take any such action shall be conditioned on [***] and Bank mutually agreeing on [***] reimbursement of [***] for its reasonable, out-of-pocket costs and Bank’s determination that it is not being requested to undertake material obligations or liabilities with respect to such actions (or that [***] has provided Bank with adequate protections with respect thereto).
1.12 Intentionally Omitted.
1.13 Phases of Card Program.
          (a) The Parties agree that the Program shall commence with a first phase (“Phase I”) which will involve offering the Program at Participating Stores in the Phase I Territory and on launch dates, all as mutually agreed by the Parties. The number of Participating Stores involved in Phase I, the manner in which such Participating Stores will be selected by the Parties and the timing on which the Program will be offered in such Participating Stores is

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described on Schedule 1.13. If one-hundred and eighty (180) days after the Commencement Date, the Program meets the Minimum Requirements, then, subject to Section 1.13(c), the Program shall be expanded to all of Retailer’s Stores in accordance with an expansion plan reasonably acceptable to the Parties.
          (b) If one-hundred and eighty (180) days after the Commencement Date, the Program does not meet the Minimum Requirements, then, the Parties shall meet to determine in good faith the manner in which the Program will be modified, including whether the Program will be expanded to additional Participating Stores in additional phases of the Program (“Additional Phases”); provided, that (i) nothing in the Agreement shall obligate a Party to expand the Program in an Additional Phase without its prior written consent if the Minimum Requirements are not met, and (ii) if the Parties are unable to agree to the manner in which the Program will be modified within thirty (30) days after any one Party first requests in writing that the Parties negotiate, then, any Party shall have the right to terminate this Agreement by providing at least sixty (60) days prior written notice to the other Parties. Each party shall bear its own costs, fees and expenses in connection with any such termination; provided, however, that in the event the Program did not meet the Minimum Requirements as a result of Retailer’s material failure to execute the Program during Phase I as required by this Agreement, the Parties shall share equally all start up expenses and capital expenditures related to the Program, not to exceed $[***].
          (c) Notwithstanding anything else contained in this Agreement, but subject to the provisions of Section 1.13(d), Retailer shall have the right to not begin to offer the Program with respect to Stores located in a jurisdiction if either (i) Retailer fails to obtain the appointments, licenses, permits and/or exemptions it reasonably deems necessary to exercise its rights or fulfill its obligations under this Agreement with respect to Stores located in such jurisdiction after undertaking commercially reasonable efforts to obtain such appointments, licenses, permits and/or exemptions, or (ii) Retailer determines on the advice of counsel that the Program as then currently provided under this Agreement is reasonably likely to violate Applicable Law if offered in such jurisdiction.
          (d) Retailer shall give the other Parties notice if Retailer intends to exercise its right under Section 1.13(c) to not begin to offer the Program with respect to Stores located in a jurisdiction, and the Parties will negotiate in good faith for not less than sixty (60) days to adopt changes to the Program or this Agreement to address the compliance issues raised by Retailer. If the negotiations fail to resolve the issue to the commercially reasonable satisfaction of the Parties, and if Retailer exercises its right under Section 1.13(c) to not being to offer the Program in a jurisdiction, then (i) the exclusivity provisions in Section 11.7(a) shall not apply to Stores located in such jurisdictions, but (ii) Retailer shall provide to Bank at all times during the Term of this Agreement the right of first refusal in accordance with the procedures set forth in Section 11.7(f) with respect to Stores located in such jurisdictions if Retailer determines to begin to offer a Card Product in such Stores with another provider.
          (e) Notwithstanding anything else contained in this Agreement, once Retailer begins to offer the Program in a jurisdiction, Retailer shall have the right to cease offering the Program with respect to Stores located in such jurisdiction if Retailer determines on the advice of counsel that the Program as then currently offered in such jurisdiction pursuant to this

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Agreement is reasonably likely to violate Applicable Law if continued in such jurisdiction. Retailer shall give the other Parties written notice if Retailer intends to exercise its right under Section 1.13(e) to cease offering the Program with respect to Stores located in a jurisdiction, and the Parties shall, within 24 hours, meet to discuss how to address such Applicable Law and shall determine whether to terminate or suspend the Program within all affected Participating Stores. If the Parties decide to suspend or terminate the Program, Retailer shall effectuate such suspension or termination within 24 hours of such decision, and the Parties shall use commercially reasonable efforts to resume the Program at the affected Participating Stores within sixty (60) days following the suspension or termination. If the Parties are unable to resume the Program during this sixty (60) day period, after using commercially reasonable efforts to do so, the Parties shall meet to determine in good faith the manner in which the Program will be modified at the affected Participating Stores, while minimizing the risk of the actual or potential violation of Applicable Law that gave rise to the suspension or termination; provided, that (i) nothing in the Agreement shall obligate a Party to agree to the resumption of the Program at affected Participating Stores without its prior written consent, and (ii) if the Parties are unable to agree to the manner in which the Program will be so modified within sixty (60) days after anyone Party first requests in writing that the Parties negotiate, then, each Party shall have the right to terminate the Program as to the Participating Stores affected by the Applicable Law, in which case such Stores shall no longer by Participating Stores, by providing at least sixty (60) days’ prior written notice to the other Parties.
ARTICLE II
TEMPORARY AND PERMANENT PREPAID CARDS
2.1 Temporary Prepaid Cards.
          Each individual who wants a Prepaid Card must first purchase a Temporary Prepaid Card at a Participating Store, and then request the Bank to activate the Temporary Prepaid Card and issue a Permanent Prepaid Card by providing Bank with information required by Bank to verify whether the individual satisfies the Activation Criteria. Temporary Prepaid Cards (i) may be used after activation until the later of issuance, if at all, of a Permanent Prepaid Card, or use of all funds initially loaded on the Temporary Prepaid Card, (ii) may be used only in the United States, (iii) will have a minimum initial load amount of $20.00, (iv) for loads in connection with Retailer’s cashing of payroll checks and loads that are not in connection with such check cashing transactions, will have maximum initial load amounts as provided in the Prepaid Card Terms, (v) will have a daily Purchase limit as provided in the Prepaid Card Terms, and (vi) will not be reloadable. Retailer shall offer and provide each Temporary Prepaid Card to a Cardholder in packaging provided by Bank that contains applicable contract terms and disclosures for the Prepaid Card.
2.2 Activation and Issuance of Permanent Prepaid Cards.
          (a) Bank shall decide whether to activate, suspend or terminate any Prepaid Card based on the Activation Criteria. Subject to the terms and conditions of this Agreement, with respect to each individual who purchases a Temporary Prepaid Card and who is a resident of the United States or Puerto Rico and otherwise meets the Activation Criteria, Bank will issue a Permanent Prepaid Card, activate such individual’s Permanent Prepaid Card, and deactivate such applicant’s Temporary Prepaid Card. Bank will deliver Permanent Prepaid Cards to approved Cardholders by mail or as otherwise agreed by the Parties. Upon issuance and activation of a Permanent Prepaid Card, any balance on the Cardholder’s Temporary Prepaid Card will be transferred automatically to the Permanent Prepaid Card and use of the Temporary Prepaid Card will be discontinued. Bank reserves the right to issue a Permanent Prepaid Card with a different Prepaid Card number than the Temporary Prepaid Card.
          (b) In order to mitigate fraud exposure or for risk management purposes or as necessary to comply with the requirements the Network Provider or Applicable Law, Bank, at its option and sole expense, (i) may reissue Permanent Prepaid Cards to some or all Cardholders every eighteen (18) to thirty-six (36) months, in accordance with industry standards, or (ii) may reissue Permanent Prepaid Cards to any Cardholder; provided, however, that no Cardholder shall be assessed any fees in connection with any re-issuance not initiated by the Cardholder pursuant to this subsection.
          (c) Unless otherwise expressly permitted by Bank, Permanent Prepaid Cards (i) will have a balance limits as provided in the Prepaid Card Terms (the “Balance Limit”), (ii) may be used internationally, (iii) will have a minimum initial load amount of $20.00, (iv) will have a maximum daily load amount as provided in the Prepaid Card Terms, (v) will have a daily cash withdrawal limit as provided in the Prepaid Card Terms, and (vi) will be reloadable. Bank and Retailer shall follow the Operating Procedures for the Card Program designed to ensure that the Balance Limit is not exceeded due to load transactions.
2.3 Types of Transactions and Loads.
          (a) Prepaid Cards maybe used in purchase and cash withdrawal transactions at merchants (including Retailer) and ATMs participating in the systems of the Network Providers in accordance with and subject to the provisions of the Cardholder Agreements, the requirements of the Network Providers and this Agreement. For the avoidance of doubt, Bank and Retailer acknowledge that Bank will support “cash back” transactions at Participating Stores only to the extent that such transactions presented to Bank through a “Network Provider,” are permitted under the applicable requirements of the Network Provider and do not exceed the transaction amount limits or otherwise violate the provisions of the Cardholder Agreements.
          (b) Retailer will provide for balance inquiries on Prepaid Cards at Terminals, other than those located in Lease Departments, as set forth in the Operating Procedures.
          (c) As more specifically described in the Agreement, Prepaid Cards may be loaded in the following ways: (i) POS Load of Temporary Prepaid Cards at Participating Stores of Retailer (Section 4.4); (ii) POS Load of Permanent Prepaid Cards at certain GD Merchants, including at Participating Stores (Section 4.4); (iii) Purchase of Reload Packs from GD Merchants, including at Participating Stores (Section 2.5) and subsequent transfer of funds by direction from Cardholder to Green Dot, and (iv) Direct Deposit Loads of Cardholder funds (Section 2.6(a)). Except as otherwise expressly provided in this Agreement, the methods of loading a Prepaid Card shall not be changed without the prior written agreement of the Parties.

2.4 Suspension or Termination of Prepaid Cards.
          (a) Bank, in its sole discretion, may suspend or terminate any Prepaid Card based on: (i) a failure by a Cardholder to continue to meet the Activation Criteria, (ii) suspicious activity or fraud with respect to the Prepaid Card or by the Cardholder; or (iii) a negative balance on the Prepaid Card.
          (b) Upon suspension or termination of a Permanent Prepaid Card by Bank for any reason and subject to Applicable Law or Network Providers’ rules, Bank shall permit the Cardholder to continue to use the Permanent Prepaid Card as a customer identification card; provided, however, that if Bank has terminated the Permanent Prepaid Card, Bank shall not be required to replace the Permanent Prepaid Card after the expiration date of the Prepaid Card, or provide any services in connection with that Permanent Prepaid Card; and provided, further, that Bank shall not continue to provide PIN verification and other services related to the Retailer Customer Number unless the parties mutually agree in writing. If a Network Provider prohibits Bank from allowing Cardholders to continue to use the Permanent Prepaid Card as a customer identification card after suspension or termination of the Prepaid Card for use in purchase or cash withdrawal transactions, Bank and Retailer will use their best efforts to negotiate a mutually acceptable solution with the Network Provider to allow continued use of the Permanent Prepaid Card as a customer identification card. If Bank and Retailer are unable to negotiate such a solution with the Network Provider, Bank will work in good faith to assist Retailer in reissuing customer identification cards at [***] expense.
2.5 Reload Packs and POS Loads in GD Network.
          Bank and Green Dot shall maintain an arrangement under which Bank shall participate in the GD Network as an issuer of prepaid cards and Temporary Prepaid Cards are loaded and Permanent Prepaid Cards are reloaded by Cardholders through POS Loads at GD Merchants and the purchase of Reload Packs from GD Merchants, as applicable, provided that the Parties acknowledge that not all GD Merchants will offer the operational capability for POS Loads. Transactions in which a Cardholder purchases a Reload Pack or makes a POS Load in the GD Network shall involve a customer relationship between the Cardholder and Green Dot to the extent provided under Applicable Law. The terms and conditions of such an arrangement shall be mutually agreed upon by Bank and Green Dot pursuant to agreements separate from this Agreement. Retailer acknowledges that Green Dot and/or GD Merchants, other than Retailer, may impose fees on Cardholders for loads to Permanent Prepaid Cards issued by Bank using Reload Packs or POS Loads, and that Bank may receive compensation from Green Dot in connection with such transactions. Notwithstanding the foregoing, but subject to Retailer’s rights under Section 14.11, Bank reserves the right to terminate its obligation to allow Cardholders to reload Permanent Prepaid Cards at GD Merchants through Reload Packs or POS Loads if continuation of such transactions presents a material risk to Bank of substantial financial loss (e.g., in the case of Green Dot’s substantial failure to settle such transactions with Bank) or substantial reputation (e.g., in the case of Green Dot’s substantial failure to comply with Applicable Law).

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2.6 Additional Provisions Regarding Loads.
          (a) Cardholders shall be able to load Permanent Prepaid Cards via direct deposit of Cardholder funds initiated by the Cardholder’s employer or other source approved by Bank (each, a “Direct Deposit Load”) in accordance with the Operating Procedures for the Card Program. Bank shall not impose any charge or fee in connection with such Direct Deposit Loads.
          (b) All funds loaded on to each Prepaid Card shall be a liability of Bank that is insured by the FDIC up to the maximum amount permitted for a single depositor, in accordance with the provisions of the Federal Deposit Insurance Act (12 U.S.C. 1811 et seq.), and Bank shall take such actions and shall maintain such records as may be necessary to maintain such insurance. As between Bank and the Cardholder, Bank shall load funds to (i) a Temporary Prepaid Card when the Cardholder activates the card after Bank receives the relevant POS Data from Retailer in connection with providing Intermediary Services, (ii) a Permanent Prepaid Card in connection with a POS Load at Retailer when Bank receives the relevant POS Load Data from Retailer in connection with providing Intermediary Services, (iii) a Permanent Prepaid Card in connection with a POS Load at a GD Merchant other than Retailer when Green Dot notifies Bank that the load transaction has been completed, and (iv) a Permanent Prepaid Card in connection with a load through a Reload Pack Sale when Green Dot notifies Bank that the Cardholder has directed Green Dot to use the proceeds of the Reload Pack Sale to load the Permanent Prepaid Card.
          (c) Retailer hereby agrees that any [***] services offered by [***], including to Cardholders, is separate and apart from any load to a Prepaid Card and all other aspects of the Program, and that [***] bears all risk, check collection responsibility and losses related to such [***] services, including in any [***] transaction that precedes a load to a Prepaid Card.
ARTICLE III
PROGRAM EXPENSES
3.1 General.
          (a) Except as otherwise provided in this Agreement or assumed by a Party in a writing signed by such Party, each of the Parties shall be responsible for its own cost, fees and expenses arising from or incurred in connection with the Program (“Program Expenses”).
          (b) As between [***] and [***], [***] shall be responsible for Program Expenses associated with the issuance and servicing of the Prepaid Cards, including, without limitation, all Prepaid Card origination costs, including Card Program fraud, OFAC screening and costs associated with activating Prepaid Cards; provided, however, that [***] shall be responsible for [***] that result from fraud, gross negligence or willful misconduct of [***] or its employees that is facilitated by information or a device obtained by an employee in connection with his or her employment. [***] may invoice [***] for such costs, in which case, [***] will pay [***] all undisputed invoiced amounts within thirty (30) days of receipt of the invoice, provided that if the undisputed amount exceeds $100,000.00, [***] shall use

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commercially reasonable efforts to pay such amount within ten (l0) Business Days of receipt of the invoice, by electronic transfer of immediately available funds to an account designated by [***]. [***] and [***] shall meet and negotiate in good faith to resolve payment of any disputed amounts within sixty (60) days following [***]’s receipt of the invoice, failing which [***] may exercise any rights available to it under Applicable Law.
          (c) [***] shall bear the cost of the [***] used by [***] prior to and in connection with this Program.
          (d) Program Expenses incurred after the Effective Date for modification of the design of the Prepaid Cards or the design of documents used in the issuing or servicing of any Prepaid Card, including changes to the colors, logos or Marks used therein, that are requested by a Party (other than changes required by Applicable Law or a Network Provider’s rules, for which Bank shall be responsible), shall be borne by the Party making the request; provided, however, that the Parties shall share mutually the cost of modifications that the Parties agree are (i) necessary or appropriate to correct or improve the Program and (ii) not attributable to a Party’s failure to perform its obligations under this Agreement.
          (e) As between [***] and [***], [***] shall be responsible for Program Expenses associated with the sale and servicing of the Reload Packs and POS Loads, including, without limitation, all Load Program fraud; provided, however, that [***] shall be responsible for all costs that result from fraud, gross negligence or willful misconduct of [***] that is facilitated by [***]. [***] may invoice [***] for such costs, in which case, [***] will pay [***] all undisputed invoiced amounts within thirty (30) days of receipt of the invoice, provided that if the undisputed amount exceeds $100,000.00, [***] shall use commercially reasonable efforts to pay such amount within ten (10) Business Days of receipt of the invoice, by electronic transfer of immediately available funds to an account designated by [***]. Green Dot and Retailer shall meet and negotiate in good faith to resolve payment of any disputed amounts within sixty (60) days following [***]’s receipt of the invoice, failing which [***] may exercise any rights available to it under Applicable Law.
ARTICLE IV
THE GD NETWORK AND LOAD PROGRAM
4.1 General.
          Green Dot operates the Green Dot® Financial Network (the “GD Network”) in which participating merchants (“GD Merchants”) process point-of-sale loads to stored value cards and prepaid cards in transactions where such cards are swiped through electronic terminals (“POS Load”), and sell Reload Packs that can be used by purchasers to transfer funds to stored value cards and prepaid cards, to pay bills with participating billers and to make transfers to other payees participating in the GD Network (“Reload Pack Sales”). The Parties desire that Cardholders and other individuals be able to participate in POS Loads and Reload Pack Sales in the GD Network at participating GD Merchants, including in transactions at Retailer’s

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Participating Stores involving a POS Load to a Temporary Prepaid Card or a Permanent Prepaid Card issued by Bank.
4.2 Marketing Reload Packs.
          (a) Green Dot hereby grants to Retailer a non-exclusive right to market, promote, distribute and sell Reload Packs and POS Loads as a member of the GD Network. As a member of the GD Network, Retailer shall stock and sell Reload Packs at Participating Stores in such quantities as Green Dot and Retailer may agree upon from time to time.
          (b) Solely in connection with the marketing of Reload Packs and POS Loads, Retailer hereby consents to Green Dot’s use of the name “Wal-Mart”, and the listing of Participating Store locations, on Green Dot’s website in order to direct consumers to GD Network locations; provided, however, that each use of the name “Wal-Mart” is subject to the prior written approval of Retailer. Green Dot will not use the Retailer Marks, or modify the name “Wal-Mart”, without Retailer’s prior written consent.
4.3 Sale of Reload Packs
          (a) Green Dot shall provide Retailer with such amounts of Green Dot’s display, point of sale materials, shelf-packaging, card mailers, inserts, marketing and promotional materials for Reload Packs as Green Dot and Retailer shall agree upon from time to time in writing (“Load Program Promotional Materials”). The cost of the Load Program Promotional Materials shall be borne by Green Dot, except to the extent paid for from the Program Marketing Fund as mutually agreed by the Parties in writing (e-mail will suffice). Green Dot will be responsible for payment of all costs associated with manufacturing, printing, and delivering Reload Packs. If Retailer develops or designs its own marketing materials for the sale or promotion of Reload Packs or the GD Network, Retailer agrees that all marketing materials developed by it or otherwise containing the trade name, trademarks or other intellectual property rights of Green Dot, or any payment association, must be approved in writing by Green Dot prior to use, such approval not to be unreasonably withheld. Subject to Section 4.2(b), Green Dot shall not be required to obtain Retailer’s approval for any Load Program Promotional Materials for the sale of Reload Packs at GO Merchant locations other than Participating Stores.
          (b) Retailer shall sell Reload Packs in Participating Stores, and shall [***] to Green Dot. Retailer may sell Reload Packs only for cash (including [***]) or by way of debit card payment. [***] bears [***] with [***]. Green Dot shall be solely responsible for remitting funds to the appropriate Green Dot payees, including Bank in the case of a Prepaid Card load.
          (c) Green Dot shall [***] on the sale of all Reload Packs by Retailer during the preceding month, in accordance with Schedule 4.3(c) (“[***]”). [***] shall be payable monthly in accordance with the settlement procedures in Article VI.

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4.4 POS Loads.
          (a) All POS Loads at Participating Stores shall be money transfers in the GD Network. POS Loads and Reload Pack Sales at Participating Stores shall be conducted in accordance with the Operating Procedures for the Load Program, as may be revised from time to time by mutual agreement of the Parties. A current set of such Operating Procedures are attached hereto as Schedule 4.4. In the event of a conflict between the provisions of this Agreement and the provisions of the Operating Procedures for the Load Program, the provisions of this Agreement shall prevail.
          (b) Bank shall establish and charge a fee to the Cardholder for the issuance of a Temporary Prepaid Card, and for a POS Load to a Prepaid Card at a Participating Store, and shall be solely entitled to receive such fees from a Cardholder. No Party shall charge a fee to a Cardholder in connection with a POS Load to a Temporary Prepaid Card, and Retailer and Green Dot shall not charge a fee to a Cardholder in connection with a POS Load to a Permanent Prepaid Card at a Participating Store. Retailer shall collect the amount of any POS Loads at a Participating Store, together with related fees imposed by Bank for the issuance of a Temporary Prepaid Card or a POS Load to a Prepaid Card, and settle the same directly with Green Dot pursuant to Article VI.
          (c) Retailer shall become obligated to settle with Green Dot the amount of any POS Load at a Participating Store and the related fees imposed by Bank or Green Dot in the transaction upon authorization of the transaction. Bank shall be responsible for obtaining settlement from Green Dot for POS Loads at Participating Stores and related Bank fees with respect to Prepaid Cards. Bank also shall be responsible for the compensation (if any) to Green Dot for Cardholder’s use of the Green Dot Network for POS Loads to Prepaid Cards issued by Bank.
          (d) [***] shall pay [***] each POS Load to a Permanent Prepaid Card at a Participating Store (“[***]”) as set forth Schedule 4.4, which [***] shall be payable monthly in accordance with the settlement procedures in Article VI. [***] shall have no responsibility for paying [***] for any charges imposed by [***] on [***] for Cardholders’ use of the GD Network in POS Loads; provided, however, that the foregoing shall not relieve [***] of its settlement obligations under this Agreement for collection of fees imposed by [***] in connection with Reload Pack Sales.
          (e) Notwithstanding the foregoing, but subject to Section 14.11, Bank shall not be required to allow Cardholders to use the GD Network for POS Loads to Prepaid Cards if continuation of such transactions presents a material risk to Bank of substantial financial loss (e.g., in the case of Green Dot’s material failure to settle such transactions with Bank) or substantial reputational harm (e.g., in the case of Green Dot’s substantial failure to comply with Applicable Law).

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4.5 Appointment of Retailer as Green Dot’s Limited Agent.
          [***] shall serve as the [***] of [***] solely for the limited purpose of (i) marketing and selling Reload Packs at Participating Stores and remitting Reload Pack Funds to Green Dot, (ii) remitting POS Load Funds to Green Dot in connection with POS Loads at Participating Stores, and (iii) performing such related services as Green Dot and Retailer may agree upon from time to time, as described more particularly in this Agreement and in the Appointment Agreement attached as Schedule 4.5. In the event of a conflict between the provisions of this Agreement and the provisions of the Appointment Agreement, the provisions of this Agreement shall prevail. Green Dot shall take such actions, and shall execute such documents, as may be necessary to register such appointment with state regulatory authorities and/or to qualify Retailer for exemptions under applicable licensing statutes and regulations. Retailer shall transmit to Bank the GD Network Data, the Reload Pack Funds and POS Load Funds in an accurate, timely and complete manner and in accordance with the provisions of this Agreement.
4.6 Intentionally Omitted.
4.7 Representations and Warranties.
          In order to induce the other party to enter into this Agreement and participate in the Program, each of Green Dot and Retailer, as applicable, makes the following representations and warranties to the other as of the Effective Date and at all times thereafter, with the exception of the representation in Section 4.7(f), which is made on the Effective Date:
          (a) Corporate Existence. Retailer or Green Dot, as the case may be, represents and warrants that it (i) (x) with respect to Retailer, is a corporation or limited partnership, as the case may be, duly organized, validly existing, and in good standing under the laws of, in the case of Wal-Mart Stores, Inc., the state of Delaware; in the case of Wal-Mart Stores Texas L.P., in the state of Texas; in the case of Wal-Mart Louisiana, LLC, in the state of Delaware; in the case of Wal-Mart Stores East, Inc., the state of Arkansas; and in the case of Wal-Mart Stores East, L.P., the state of Delaware, and (y) with respect to Green Dot, is a Delaware corporation duly organized, validly existing, and in good standing; (ii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its businesses require such qualification, except to the extent the failure to be so qualified or in good standing would not have a material adverse effect on its ability to conduct the Program; (iii) has the requisite corporate power and authority and the legal right to own and operate its properties, to lease the properties it operates under lease, and to conduct its businesses as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, has made all necessary notices to all governmental authorities having jurisdiction in the states in which Participating Stores are located, to the extent required for such current ownership and operation or as proposed to be conducted, except to the extent that the failure to have any of the foregoing would not have a material adverse effect on its ability to conduct the Program; and (v) is in compliance with its certificate of incorporation, bylaws and/or other organizational documents.

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          (b) Corporate Power, Authorization; Enforceable Obligation. Retailer or Green Dot, as the case may be, represents and warrants that the execution, delivery, and performance of the Agreement and all instruments and documents to be delivered thereunder, (i) is within its corporate power; (ii) has been duly authorized by all necessary or proper corporate action, including the consent of shareholders where required; (iii) does not and will not contravene any provisions of its certificate of incorporation, bylaws and/or other organizational documents; (iv) will not violate any Applicable Law; (v) will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which it is a party or by which it or any of its assets or property are bound; and (vi) does not require any filing or registration with, or the consent or approval of, any governmental body, agency, authority, or any other Person which has not been made or obtained previously. Each party further represents and warrants that the Agreement has been duly executed and delivered and constitutes a legal, valid, and binding obligation enforceable against it in accordance with its terms.
          (c) Solvency. Retailer or Green Dot, as the case may be, represents and warrants that it is Solvent.
          (d) No Conflicts. Retailer or Green Dot, as the case may be, represents and warrants that it is not in default in any material respect of any material contract, lease, agreement, or other instrument (including with respect to Retailer, any arrangements with third parties to sell financial services of such third parties), to which it is a party nor has it received any notice of default under any such material contract, agreement, lease or other instrument, other than defaults which would not have a material adverse effect on its ability to conduct the Load Program.
          (e) No Burdensome Restrictions. Retailer or Green Dot, as the case may be, represents and warrants that no contract, lease, agreement, or other instrument to which it is a party or by which it is bound materially and adversely affects its ability to conduct the Load Program.
          (f) No Legal Restrictions. Retailer or Green Dot, as the case may be, represents and warrants as of the Effective Date that no provision of Applicable Law materially and adversely affects its ability to conduct the Load Program in the states in which Participating Stores are located.
          (g) Information Correct. Retailer or Green Dot, as the case may be, represents and warrants that all information furnished by it to the other party for purposes of or in connection with the Agreement or any information hereafter so furnished, is true and correct in all material respects and no such information omits to state a material fact necessary to make the information so furnished not misleading. There is no fact known to it which it has not disclosed to the other party which could materially and adversely affect its financial condition, business property or prospects.
          (h) No Event of Default. Retailer or Green Dot, as the case may be, represents and warrants that no Event of Default with respect to it has occurred and is continuing.

          (i) Green Dot Marks. Green Dot (i) is the owner of or has the right to use the GD Marks and all other intellectual property licensed by Green Dot to Retailer hereunder and (ii) has the right, power and authority to license to Retailer and authorized designees the use of the GD Marks and such property as set forth herein. Green Dot further represents and warrants that the use of the GD Marks and other intellectual property by said licensees as contemplated herein will not violate any Applicable Law or infringe upon the rights of any third party.
          (j) Retailer Marks. Retailer (i) is the owner of or has the right to use the Retailer Marks and all other intellectual property licensed by Retailer to Green Dot hereunder and (ii) has the right, power and authority to license to Retailer and its Affiliates and authorized designees the use of the Retailer Marks and such property as set forth herein. Retailer further represents and warrants that the use of the Retailer Marks and other intellectual property by said licensees as contemplated herein will not violate any Applicable Law or infringe upon the rights of any third party.
          (k) Data Storage and PCI Compliance. To the extent that Green Dot stores any Nonpublic Personal Information or Program Information in connection with this Agreement, such information is stored solely at locations within the United States, unless otherwise permitted by the other Parties. Green Dot further represents and warrants that it and its vendors will at all times during the Term of this Agreement comply with any Payment Card Industry requirements on the handling or storage of data that may be established by applicable Network Providers to the extent such requirements apply to the activities of Green Dot (or its vendors) with respect to the Program.
          (l) Compliance with Law. Green Dot represents and warrants that (i) all Reload Packs and POS Loads, and all related documentation, terms (including fees assessed by Green Dot), and disclosures comply with Applicable Law; (ii) the GD Network, and Green Dot’s operation thereof, comply with Applicable Law.
4.8 Indemnification.
          (a) Green Dot agrees to protect, indemnify, and hold harmless Retailer, its Affiliates, and the shareholders, employees, officers, and directors of each of Retailer and its Affiliates, from and against any and all Indemnified Losses arising out of, connected with or resulting from, or arising out of, connected with or resulting from a complaint, claim or action which alleges:
     (i) (A) the failure of any GD Network documentation, packaging or advertisements (including, without limitation, Reload Pack documentation, packaging and advertisements) or the Operating Procedures for the Load Program to comply with Applicable Law, or the failure of Green Dot or its agents or independent contractors, if any, to comply with Applicable Law in the exercise of Green Dot’s rights or the performance of Green Dot’s obligations set forth in this Agreement, (B) the failure by Green Dot, or its agents or independent contractors, if any, to comply with its obligations under this Agreement with respect to the Reload Packs, POS Loads or the Load Program; and (C) any credit or other products and services, including any documentation related thereto (other than those related to the Program), offered or sold by Green Dot, or its agents and independent contractors (including GO Merchants other than Retailer), to Cardholders;
     (ii) any transaction, contract, understanding, promise, representation or relationship, actual, asserted, or alleged, between Green Dot and any Cardholder or any holder of a prepaid card loaded through the GD Network (a “GD Network Participant”) relating to a Reload Pack, a POS Load at a Participating Store or the Program;
     (iii) any breach by Green Dot or its employees, agents or independent contractors of any of the terms, covenants, representations, warranties, or other provisions contained (a) in this Agreement with respect to the Load Program, a Reload Pack, a POS Load, or the GD Network, (b) in the Appointment Agreement, or (c) in the Operating Procedures for the Load Program, or (d) in any other instrument or document delivered by Green Dot to Retailer in connection herewith or therewith;
     (iv) any other act, or omission where there was a duty to act by Green Dot or its employees, officers, directors, shareholders, agents or licensees or any independent contractors hired by Green Dot, relating to a Prepaid Card, a Reload Pack, a POS Load or the Load Program; or
     (v) the failure of Green Dot to comply with any Applicable Law;
     (vi) any and all advertising, promotions and marketing programs, documents or materials conducted by or on behalf of Green Dot, other than references or descriptions of the Reload Packs or POS Loads which have been approved in writing by Retailer prior to their use.
     (vii) infringement or misappropriation of the Intellectual Property rights of any third party in connection with use of the Green Dot Technology, Green Dot Owned Modifications, Green Dot Created Technology or Green Dot IVR as permitted by, or used to provide services in the Load Program.
provided that in no event shall (A) Green Dot be obligated to indemnify Retailer under this Section 4.7(a) against any Indemnified Losses which result from the willful or negligent acts or omissions of Retailer, or (B) Retailer be considered an agent or independent contractor of Green Dot for purposes of determining Green Dot’s indemnity obligations for the conduct of Green Dot’s agents or independent contractors.
          (b) Retailer agrees to protect, indemnify, and hold harmless Green Dot, its Affiliates, and the shareholders, employees, officers, and directors of each of them, from and against any and all Indemnified Losses arising out of, connected with or resulting from, or arising out of, connected with or resulting from a complaint which alleges:
     (i) any false or misleading representation by Retailer to a Cardholder or GD Network Participant relating to the Program or a Reload Pack or a POS Load;
     (ii) any other act, or omission where there was a duty to act by Retailer or its employees, officers, directors, shareholders, agents or licensees or any independent contractors hired by Retailer, relating to a Prepaid Card, a Reload Pack, a POS Load or the Load Program, provided, however, that any fraud described in Section 3.1(e) shall be governed by such Section;
     (iii) any breach by Retailer or any of its employees, agents or independent contractors of any of the terms, covenants, representations, warranties, or other provisions contained in this Agreement with respect to the Load Program, a Reload Pack, a POS Load, or the GD Network, the Appointment Agreement, the Operating Procedures for the Load Program or any other instrument or document delivered by Retailer to Green Dot in connection herewith or therewith;
     (iv) the failure by Retailer to comply with any Applicable Law;
     (v) any and all advertising, promotions and marketing programs, documents or materials conducted by or on behalf of Retailer, other than references or descriptions of the Reload Packs or POS Loads which have been approved in writing by Green Dot prior to their use; or
     (vi) infringement or misappropriation of the Intellectual Property rights of any third party in respect of the Retailer Technology, Retailer Owned Modifications or Retailer Created Technology.
provided that in no event shall (A) Retailer be obligated to indemnify Green Dot under this Section 4.7(b) against any Indemnified Losses which result from the willful or negligent acts or omissions of Green Dot, or (B) Green Dot be considered an agent or independent contractor of Retailer for purposes of determining Retailer’s indemnity obligations for the conduct of Retailer’s agents or independent contractors.
          (c) Notice. Green Dot and Retailer shall promptly notify the other of any claim, demand, suit or threat of suit of which it becomes aware (except with respect to a threat of suit either party might institute against the other) which may give rise to a right of indemnification pursuant to this Agreement; provided that failure to provide such notice shall not affect the obligations of the Party from whom indemnification is sought, except to the extent that the indemnifying Party shall have been materially prejudiced by such failure. The indemnifying Party will be entitled to participate in the settlement or defense thereof and, if the indemnifying party elects, to take over and control the settlement or defense thereof with counsel satisfactory to the indemnified Party. In any case, the indemnifying Party and the indemnified Party shall cooperate (at no cost to the indemnified party) in the settlement or defense or any such claim, demand, suit or proceeding.
          (d) Survival. The provisions of this Section 4.8 shall survive the Agreement Termination Date and the Final Wind-Down Date.
4.9 Communication with Cardholders.
          Green Dot shall not communicate with Cardholders using Green Dot’s name or on its own behalf in connection with the Card Program or POS Loads without the prior written approval of Bank and Retailer; provided, however, that Green Dot will communicate with

Cardholders only in its own name with respect to the GD Network including, without limitation, with respect to the Green Dot IVR used in connection with the Load Program, the web based activation of Reload Packs and POS Loads and the GD Network “store locator.”
4.10 Intermediary Services.
          (a) Bank agrees to serve in the limited capacity as intermediary for transmitting between Retailer and Green Dot: (i) data regarding Reload Pack Sales by Retailer (“Reload Pack Data”), and funds relating to such sales (“Reload Pack Funds”), (ii) data regarding POS Loads at Retailer’s Participating Stores (“POS Load Data”) and funds relating to such POS Loads at Participating Stores (“POS Load Funds”), (iii) the Daily Report described in Section 6.1, and (iv) [***] as described in Section 6.3, in each case in accordance with the procedures agreed upon from time to time in writing by the Parties. The foregoing transmission of Reload Pack Data and POS Load Data (collectively, “GD Network Data”), Reload Pack Funds and POS Load Funds (collectively, “GD Network Funds”), and such [***] is sometimes referred to herein as the “Intermediary Services”, and shall be integrated into the systems of the Parties in a manner mutually agreed upon by the Parties to reduce administrative burdens on Retailer.
          (b) Except as expressly provided in this Agreement, Bank’s sole obligation with respect to Retailer’s participation in GD Network transactions shall be to transmit GD Network Data and GD Network Funds between Retailer and Green Dot in an accurate, timely and complete manner and in accordance with the provisions of this Agreement. Bank shall not be responsible for the accuracy or completeness of GD Network Data received from Retailer or Green Dot or for the payment of amounts owing between Retailer and Green Dot with respect to Reload Pack Sales or POS Loads at Participating Stores to the extent that such amounts are incorrect or not received by Bank from Retailer. Retailer shall have no obligation to compensate Bank for providing Intermediary Services.
          (c) Notwithstanding the foregoing, but subject to Section 14.11, Bank may terminate providing Intermediary Services if continuation of providing such services presents a material risk to Bank of substantial loss (e.g., in connection with material settlement failure by Green Dot) or substantial reputational harm (e.g., in connection with failure of Green Dot to comply with Applicable Law), provided that, in the event of any such termination, Retailer may terminate this Agreement by sending written notice of termination to Bank, in which case Bank and Retailer shall have the right to find a Green Dot Successor in accordance with the provisions of Section 14.11.
4.11 Emergency Suspension.
          (a) In the event of an immediate regulatory change or a governmental action which, in Green Dot’s commercially reasonable judgment, may necessitate a suspension of Reload Pack Sales or POS Loads at Participating Stores in order to prevent a violation of Applicable Law, Green Dot shall provide fax or written notice to the other Parties, followed by a telephone confirmation, describing the nature of the change or action. The Parties shall, within 24 hours, meet to discuss how to address such change or action and shall determine whether to suspend Reload Pack Sales and POS Loads at Participating Stores within all affected

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Participating Stores. If the Parties decide to suspend sales of Reload Packs and POS Loads at Participating Stores (an “Emergency Suspension Event”), Retailer shall effectuate such suspension within 24 hours of such decision, and the Parties shall work together to determine a solution to permit the sale of Reload Packs and POS Loads.
          (b) Upon the occurrence of an Emergency Suspension Event, the Parties will use commercially reasonable efforts to resume the Reload Pack Sales or POS Loads at the affected Participating Stores within sixty (60) days from commencement of the Emergency Suspension Event. If the Parties are unable to resume the such sale of Reload Packs and/or POS Loads at Participating Stores during this sixty (60) day period, after using commercially reasonable efforts to do so, the Parties shall meet to determine in good faith the manner in which the Program will be modified with respect to the sale of Reload Packs and/or POS Loads at Participating Stores, or alternatives to such sales and loads, at the affected Participating Stores, while minimizing the risk of the actual or potential violation of Applicable Law that gave rise to the Emergency Suspension Event; provided, that (i) nothing in the Agreement shall obligate a Party to agree to the resumption of Reload Pack Sales or POS Loads at affected Participating Stores without its prior written consent if the event giving rise to the Emergency Suspension Event continues, (ii) if the Parties are unable to agree to the manner in which the Program will be so modified within sixty (60) days after anyone Party first requests in writing that the Parties negotiate, then, each Party shall have the right to terminate the Program as to the Participating Stores affected by the Emergency Suspension Event, in which case such Stores shall no longer be Participating Stores, by providing at least sixty (60) days’ prior written notice to the other Parties, and (iii) in the event the Emergency Suspension Event ceases during the Term, the Parties will use commercially reasonable efforts to resume the Reload Pack Sales or POS Loads at the affected Participating Stores.
          (c) Retailer will provide to Green Dot the name or names and 24 hour contact information for Retailer personnel with the authority and ability to immediately investigate and take action with respect to a potential breach of security or fraud related to the Reload Pack Sales or POS Loads at any Participating Store. Green Dot shall notify such contact(s) and Bank if it, in its commercially reasonable discretion, determines that a potential breach of security or event of fraud has occurred or is occurring. Retailer’s emergency contact shall take immediate action to investigate and remedy any such event.
ARTICLE V
RETAILER OBLIGATIONS
5.1 Retailer Acceptance of Prepaid Cards.
          Retailer will obtain authorization, settlement and other services relating to Retailer’s acceptance of Prepaid Cards issued from the financial institution that provides Retailer such services in connection with other prepaid cards participating in the systems operated by, among other Persons, the Network Providers (“Network Acquirer”), and the terms and conditions on which Retailer accepts and settles Prepaid Cards, and Retailer’s obligations with respect to any chargeback or representment of such transactions, shall be governed exclusively by the applicable agreement between Retailer and its Network Acquirer (“Acquirer Agreement”). At all times during this Agreement, Retailer agrees to maintain an Acquirer Agreement with a

Network Acquirer and to accept Prepaid Cards issued by Bank in accordance with such Acquirer Agreement and requirements of the Network Providers. Retailer shall be solely liable for performance of its obligations under the Acquirer Agreement, including [***] of [***] and [***] by [***], provided that the foregoing shall not relieve Bank or Green Dot from liability for breaching this Agreement.
5.2 [***]
          In consideration for marketing and distributing the Temporary Prepaid Cards on behalf of Bank in Participating Stores, Bank shall [***] in accordance with the Schedule 5.2 attached hereto for each Temporary Prepaid Card issued by Bank in the Program (“[***]”). The amount of [***] will be paid monthly in accordance with the settlement procedures set forth in Article VI.
5.3 Payroll Check Loading Fee.
          For each POS Load to a Permanent Prepaid Card with funds from a payroll check cashed in a Store, [***] shall pay to [***] a fee, in the amount of $[***] or as otherwise agreed upon from time by [***] and [***] in writing, to partially reimburse [***] for its waiver of the fee that it would otherwise impose on the Cardholder in connection with the transaction.
ARTICLE VI
SETTLEMENT
6.1 Settlement Procedures.
          (a) Retailer will transmit to Bank the GD Network Data in real time upon completion of the applicable transaction at Retailer, and Bank will receive and promptly process such data to Green Dot. On each Business Day, Bank (on behalf of Green Dot as part of the Intermediary Services) will send Retailer a report (“Daily Report”) that contains, for the period since the last Daily Report, the following information with respect to amounts that Retailer is obligated to settle with Green Dot in the GD Network pursuant to this Agreement: (i) the gross aggregate amount of all GD Network Funds; (ii) the aggregate gross amount of all Prepaid Card Fees assessed by Bank in connection with the issuance of Temporary Prepaid Cards or POS Loads to Permanent Prepaid Cards at Participating Stores; and (iii) the aggregate gross amount of all fees imposed by Green Dot for the purchase of Reload Packs from Retailer (the sum of (i), (ii) and (iii), the “Gross Settlement Amount”). That portion of the Gross Settlement Amount that is attributable to transactions involving Cardholders to whom Bank has issued Prepaid Cards shall be settled between Green Dot and Bank outside of the scope of this Agreement.
          (b) Bank, on behalf of Green Dot and as part of the Intermediary Services, shall deliver to Retailer the Daily Report for a Business Day, and any non-Business Days following the last Business Day, by 9:00 a.m. Central Time on [***]. Upon Retailer’s receipt of the Daily Report, Retailer shall return automatically to Green Dot (through Bank) a report based on the Daily Report, in a format mutually agreed upon by the Parties, that will be used for

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purposes of initiating the settlement transfer with respect to amounts covered by the Daily Report. Within thirty (30) days of delivery of a Daily Report, any party may deliver to the other parties a request for adjustment to the amounts paid pursuant to the Daily Report and sufficient documentation to support such adjustment. Bank, as part of the Intermediary Services, shall apply any undisputed adjustment to a Daily Report within [***] of receipt of a request for adjustment from Retailer or Green Dot, as applicable, or from delivery of a notice of adjustment to Retailer or Green Dot. The parties shall work together in good faith to resolve any disputes regarding adjustments and to automate the adjustment process.
          (c) All amounts payable under this Section 6.1 by Retailer to Green Dot shall be paid, net of any sales or other taxes, in immediately available funds, via reverse wire transfer initiated by Bank (as part of its Intermediary Services) from an account maintained by Retailer, based on the Daily Report provided to Retailer and the related report provided back by Retailer. If the Daily Report is received by Retailer prior to 9:00 a.m. Central Time on a Business Day, Bank will initiate the reverse wire transfer for the Gross Settlement Amount not later than 11:00 a.m. Central Time [***]. If the Daily Report is received by Retailer after 9:00 a.m. Central Time on a Business Day, Bank will initiate such reverse wire transfer not later than 9:00 a.m. Central Time [***]. [***] the [***] Bank receives funds in the reverse wire transfer from Retailer’s account, Bank (as part of its Intermediary Services) will initiate a wire transfer, in the amount of such funds received from Retailer, to an account established by Green Dot for settlement of transactions in the GD Network.
          (d) After the number of Participating Stores exceeds [***], Retailer will maintain a deposit with Bank in an amount equal to the average daily volume of POS Loads to Prepaid Cards; such average shall be determined each calendar month based on the POS Loads to Prepaid Cards for each day in the month, and any increase or decrease in the required balance of the deposit shall be effective on the third (3rd) Business Day of the next calendar month. Bank shall promptly return the principal balance of such deposit account to Retailer upon termination of this Agreement and the processing of POS Loads to Prepaid Cards through the GD Network. Bank shall not be required to pay to Retailer any interest on funds maintained in the deposit account. For the avoidance of doubt, such deposit is not intended as security for payment of any obligations due Green Dot or Bank from Retailer.
          (e) Payment by Retailer to Bank of any settlement amounts due Green Dot from Retailer under this Agreement pursuant to this Section 6.1 shall satisfy Retailer’s obligations to Green Dot with respect to such amounts.
6.2 Separateness.
          The Program established under this Agreement and the Consumer Credit Card Program shall be treated as separate, independent programs, and any transactions or information, payment of fees and expenses and settlements communicated between Retailer and Bank shall be done on a separate basis as between the two programs.

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6.3 [***]
          No later than the fifteenth (15th) Business Day of each month, (i) Bank shall [***] the [***] for Temporary Prepaid Cards issued during the previous month, and (ii) Green Dot shall [***] for Reload Pack Sales and the [***] for POS Loads to Permanent Cards, in each case, at Participating Stores, during the previous month. Retailer acknowledges that Bank may, as part of the Intermediary Services, forward to Retailer on Green Dot’s behalf, [***] by Green Dot [***]. [***] by Bank and Green Dot shall be accompanied by a statement of the transactions for which the [***], as mutually agreed upon by the Parties, and shall be made by [***] to the [***] by [***] in [***] to the [***] the [***]. Bank and Green Dot shall be [***] with respect to any such [***] that arose from [***] customers by Bank or Green Dot, respectively, within thirty (30) days following the date of the Temporary Prepaid Card sale, Reload Pack Sale or POS Load to a Permanent Card at a Participating Store, as applicable.
6.4 Other Payments.
          A Party may invoice another Party monthly for all other amounts, if any, payable to it by such other Party pursuant to this Agreement which are not otherwise paid in connection with the settlement procedures in Section 6.1, other than amounts owed to pursuant to Article XV, and for which no payment date is provided herein, and the invoiced Party shall pay the other party within thirty (30) days after the date of receipt of such invoice. Any such payments shall be made by wire transfer to an account designated in writing by the invoicing party from time to time.
ARTICLE VII
MARKETING FUND/PROGRAM PROMOTION
7.1 Start-up Costs.
          In addition to any amounts contributed to the Program Marketing Fund pursuant to Section 7.2, Retailer, Bank and Green Dot each shall contribute $[***] to the Program Marketing Fund no later than thirty (30) days following the Effective Date, in an effort to support the start-up of the Program. The Parties shall use commercially reasonable efforts to secure a contribution to the Marketing Fund of at least $[***] from one or more Network Providers; provided that, notwithstanding anything else contained herein, any such contributions shall be used exclusively to promote the Program unless otherwise agreed by the Parties. The Parties each acknowledge that Visa’s agreement to make a contribution to the Marketing Fund is subject to the requirements set forth in Schedule 7.1, agree that the Program shall be subject to such requirements, and agree to comply with such requirements.
7.2 Program Marketing Fund.
          (a) In order to promote the Program, Bank will establish and administer a marketing fund (the “Program Marketing Fund”), as agreed upon by the parties, pursuant to this

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Section 7.2. At least once each month, Bank, Retailer and Green Dot shall meet to plan expenditures from the Program Marketing Fund. The funds in the Program Marketing Fund shall be contributed towards the following costs and expenses relating to: (i) in-Store marketing items (signage and displays), and out of Store marketing items (advertising and related creative and production costs) (including, in each case, the cost of research, preparation, design, printing, customization and delivery of such marketing items), (ii) [***] in excess of [***], and (iii) wind-down of the Program, as described in Section 14.4, provided that, during the wind-down, Bank shall not use funds in the Program Marketing Fund to pay for the cost of communicating with Cardholders about a new product or re-branding Prepaid Cards. The funds in the Program Marketing Fund may be used for any other purpose for which Bank, Retailer and Green Dot mutually agree in writing (e-mail will suffice).
          (b) On the tenth (10th) Business Day following the end of each month during the first one-hundred and eighty (180) days following the Commencement Date, Bank will credit to the Program Marketing Fund $[***] for each transaction in which Retailer accepts a Prepaid Card issued by Bank as payment for a Purchase within Participating Stores; provided that, thereafter during the remainder of the Term, such amount credited shall be adjusted to equal [***], rather than $[***].
          (c) The Parties agree that the Program Marketing Fund shall only incur a deficit if such deficit and the amount thereof are mutually agreed upon by Bank, Green Dot and Retailer and that such deficit shall only be outstanding for a maximum of [***]. If any deficit is outstanding after such [***], [***] shall pay to [***] for deposit in the Program Marketing Fund the amount of any such remaining deficit.
          (d) [***] funds remaining in the Program Marketing Fund after completion of the wind-down of the Program, as described in Section 14.5, has occurred and after all obligations of the Program have been satisfied, shall be paid to [***].
7.3 Promotion of Program.
          (a) Retailer agrees to promote the Program, including providing training to appropriate employees regarding compliance with the Operating Procedures for the Card Program, the Operating Procedures for the Load Program and the operation of Retailer’s electronic communication system with Bank.
          (b) Retailer shall display and make available, at all Participating Stores, Temporary Prepaid Cards to be used in connection with the Program. Subject to Bank’s approval, Retailer shall determine the manner in which the Temporary Prepaid Cards will be displayed to promote the Program, provided that (i) in no event shall [***] be [***] or [***] (A) [***], or (B) [***], and (ii) at a minimum, [***] with [***], shall be [***] and [***] at [***] as set forth [***], and, thereafter, shall be [***] and [***] within Participating Stores in a commercially reasonable manner and in compliance with the requirements of Schedule 7.1. Retailer will use good faith

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efforts to ensure that all materials provided to customers are the correct and most recent materials provided by Bank. No Prepaid Card Documentation shall be publicly distributed or disseminated without the prior written consent of Bank. Retailer may not, without Bank’s prior written consent, use Bank’s name or logo type (or the name or logo type of any Affiliate of Bank) in any advertisement, press release or promotional materials. Bank’s prior written approval of any terms for any promotion is not intended to be and will not be construed to be an approval of any materials used in advertising or solicitation participation in such promotions other than with respect to such approved terms.
          (c) Bank agrees to develop [***] for the [***] to be included in certain decline letters issued under the Consumer Credit Card Program as the parties may mutually agree upon. The cost of producing such inserts shall be paid [***].
          (d) Retailer will comply with the security procedures with respect to storage, display and activation of Temporary Prepaid Cards as set forth in Schedule 7.3(d).
ARTICLE VIII
PROGRAM INFORMATION
8.1 Privacy Matters.
          (a) Subject to Section 8.2(j), but notwithstanding any other provision of this Agreement, Retailer, Green Dot and Bank shall only use, maintain and disclose personally identifiable information collected in connection with the Program about Cardholders, in their capacity as such, or Applicants for Cards (“Nonpublic Personal Information”) in compliance with the Act, the Regulations, other Applicable Law, and in accordance with the Privacy Policy governing the Program, attached as part of Schedule 1.5 (the “Privacy Policy”). The term “Nonpublic Personal Information” shall include nonpublic personal information as such term is defined in Title V, Subtitle A of the Gramm-Leach-Bliley Act, 15 U.S.C. 6801 et seq. (as it may be amended from time to time, the “Act”) and the regulations issued by Bank’s regulator pursuant to the Act (as the same maybe amended from time to time, the “Regulations”). Notwithstanding any other provision of this Agreement, Retailer, Green Dot and Bank shall not use, maintain or disclose Nonpublic Personal Information in any manner which is not in accord with the Act, Regulations, other Applicable Law (including applicable state laws) and the Privacy Policy. Bank agrees that it will not change the Privacy Policy to be more restrictive as to information Bank shares with Retailer, or Retailer’s use of such information shared, except to the extent Bank reasonably believes such change is required by Applicable Law. Retailer, Green Dot and Bank will each ensure that persons to whom it transfers Nonpublic Personal Information will use, maintain or disclose such information only in accordance with the Act, the Regulations, other Applicable Law and the Privacy Policy (it being understood that information transferred by Bank at Retailer’s request on Retailer’s behalf will be considered transferred by Retailer and not by Bank). Retailer and Bank will work together to revise the Privacy Policy and other documents as necessary to support the opt-in system described in Section 8.1(c) below on the date that the system becomes operational.

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     (i) Retailer will be responsible for compliance with the provisions of Article VIII of this Agreement with respect to any third party to whom Nonpublic Personal Information is transferred or made available by or solely on behalf of or for the benefit of Retailer, including such information transferred or made available to a third party by Bank solely on Retailer’s behalf, but excluding such information transferred or made available to Green Dot by Retailer acting as Bank’s agent.
     (ii) Bank will be responsible for compliance with the provisions of Article VIII of this Agreement with respect to any third party to whom Nonpublic Personal Information is transferred, other than Retailer, or made available by or solely on behalf of or for the benefit of Bank, except where Bank is doing so solely on behalf of Retailer.
     (iii) In any situation where information is transferred to a third party on behalf of or for the benefit of both Retailer and Bank, the Retailer and Bank shall agree in advance prior to the transfer which of them will be responsible for the third party’s compliance with Article VIII of this Agreement.
     (iv) Green Dot shall not use, copy, sell, transfer, publish, disclose, display, or otherwise make available Nonpublic Personal Information except as expressly permitted in writing by Bank and Retailer.
          (b) Bank, Green Dot and Retailer each represents and warrants that it is not currently using or disclosing, and will not in the future use or disclose, Nonpublic Personal Information in a manner, or for a purpose, not permitted under the Act, the Regulations, other Applicable Law, or the Privacy Policy.
          (c) If Retailer wishes to receive, use or disclose Nonpublic Personal Information in a manner or in connection with a program not clearly permitted under the then current version of the Privacy Policy, then Retailer shall first notify the Bank’s Vice President-for Privacy (or other senior privacy officer as may be designated by Bank from time to time), with a copy to Bank’s legal counsel. Retailer shall not receive the Nonpublic Personal Information, or implement any such new or intended use or disclosure of Nonpublic Personal Information until the Privacy Policy has been revised and implemented as required by Applicable Law or Bank has informed Retailer, in writing, that revisions to the Privacy Policy are not required. For the avoidance of doubt, Bank shall not in any event be obligated to make revisions to its Privacy Policy, or to send any such revised Privacy Policy; provided that if Bank determines to do so, [***] shall pay [***] associated with any such revised Privacy Policy. Notwithstanding anything to the contrary in this Agreement, Bank shall cooperate with Retailer to develop a system to allow each applicant at the time of enrollment to opt-in to authorize disclosure of Nonpublic Personal Information to Retailer and its service providers for such purposes as Retailer may request. Bank shall provide an estimate of the cost to develop the opt-on system no later than six (6) months after the Effective Date and shall begin to develop the option system no later than thirty (30) days after the parties mutually agree on the cost estimate. Bank shall complete development of the opt-in system no later than one (1) year after the date Bank begins to develop the opt-in system. [***] shall pay for all reasonable costs incurred by Bank in the development and operation of the opt-in system.

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          (d) Retailer, Green Dot and Bank shall each implement appropriate administrative, technical, and physical safeguards to (i) protect the security, confidentiality, and integrity of all Nonpublic Personal Information, including Cardholder names, addresses, and Card numbers, in all cases in accordance with the Act, the Regulations, and other Applicable Law; (ii) ensure against any anticipated threats or hazards to the security or integrity of Nonpublic Personal Information; (iii) protect against unauthorized access to or use of Nonpublic Personal Information or associated records which could result in substantial harm or inconvenience to any Cardholder or Applicant; and (iv) ensure the proper disposal of Nonpublic Personal Information. Retailer, Green Dot and Bank shall also inform the other Parties as soon as possible of any security breach involving, or unauthorized access to, Nonpublic Personal Information in the possession or control or such party, including Nonpublic Personal Information in the possession or control of such party’s service providers. Such notification, if to the Bank, shall be made to Bank’s Vice President for Privacy (or other senior privacy officer as may be designated by Bank from time to time) with a copy to Bank’s legal counsel, and if to Retailer to Retailer’s Director of Information Security, and if to Green Dot to its Chief Information Security Officer, with a copy to its General Counsel. The party suffering the security breach shall pay all costs associated with providing any notice to Cardholders or others related to such breach or unauthorized access, regardless of whether such notice is required by the Act, the Regulations or other Applicable Law.
          (e) Retailer will also ensure that any third party to whom Nonpublic Personal Information is transferred or made available by or on behalf of Retailer signs a written contract with Retailer (and in the case of any information transferred by Bank on Retailer’s behalf, also with Bank) in which such third party agrees (i) to restrict its use of Nonpublic Personal Information to the use specified in the agreement between the Retailer and the third party (which use must be in conjunction with Retailer’s permitted uses of the information); (ii) to comply with Applicable Law and the Privacy Policy; and (iii) to implement and maintain appropriate administrative, technical and physical safe guards to protect the security, confidentiality and integrity of all Nonpublic Personal Information as provided with respect to Retailer and Bank in paragraph (d) above. Furthermore, such third party must agree in writing to notify Retailer as soon as possible of any security breach involving, or unauthorized access to, Nonpublic Personal Information. Additionally, Retailer will only transfer or make available to such third party such Nonpublic Personal Information as is reasonably necessary for the third party to carry out its contemplated task.
          (f) It is the intention of Retailer and Bank that they be able to use and share information as broadly as possible as permitted by Applicable Law to foster their relationships with customers, Cardholders and applicants, while respecting and honoring their privacy rights. Accordingly, notwithstanding the other provisions of this Agreement, neither Bank nor Retailer (nor any of their respective Affiliates) shall, and none of them shall be obligated to, take any action that any of them (or their respective Affiliates) believes in good faith would violate, or is reasonably likely to cause any of them to violate, Applicable Law or the Privacy Policy. Neither Bank nor Retailer (nor any of their respective Affiliates) shall, and none of them shall be obligated to, take any action that causes Bank or Retailer (or any of their respective Affiliates) to become a “consumer reporting agency” as such term is defined in the federal Fair Credit Reporting Act or any similar entity under similar state law.

          (g) Each Party will indemnify, defend and hold harmless the other Parties from and against any suits, actions, judgments, settlements, costs, expenses (including reasonable attorneys’ fees) arising out of any breach by it of the provisions of this Article, or the activities, acts or omissions of any third party to whom Nonpublic Personal Information is transferred or made available as described in Section 8.1(a)(i), (ii) and (iii).
8.2 Ownership and Use of Cardholder Information and Retailer Customer Information.
          (a) The Parties recognize that Cardholders are customers of both Retailer and Bank, and thus, each such Party has certain ownership and use rights in the information relating to Cardholders. The Parties further recognize that Cardholders are not customers of Green Dot with respect to the Card Program.
          (b) Bank and Retailer may each collect, and shall each own transaction information and related transaction documentation pertaining to Prepaid Card transactions occurring at Stores. Except as set forth in this Section 8.2, Bank will be the sole and exclusive owner of all other transaction information involving Cards, including transaction information and documentation pertaining to transactions occurring at locations other than Stores (“Cardholder Information”). Bank will provide aggregate information to Retailer upon request summarizing, on an aggregate level, transaction information occurring at locations other than Stores. Retailer and Bank jointly own, to the extent permitted by Applicable Law, the identification information (including names and addresses) about Cardholders (“Identification Information”). The Cardholder Information, the Identification Information and information derived therefrom, are (collectively referred to as “Program Information.”
          (c) (i) Neither Bank nor its Affiliates, nor Retailer or its Affiliates, shall sell Program Information except in connection with a sale or wind down of Prepaid Cards and their related relationships with Cardholders (if any) as provided in Article XIV; (ii) neither Bank nor its Affiliates shall disclose or use Program Information except in connection with its administration and operation of the Program, its exercise of its rights under this Agreement, or otherwise as expressly provided in Sections 8.2(c) and 8.2(d); (iii) neither Bank nor its Affiliates may use or disclose Program Information to market products and services of Bank, its Affiliates, or of third parties, without Retailer’s prior written consent; (iv) without obligating the Parties to engage in any cross-marketing efforts, the Retailer and Green Dot agree to meet and use commercially reasonable efforts to develop a mutually agreeable plan for the cross-marketing of complimentary products and services to Cardholders; (v) additionally, notwithstanding anything to the contrary in this Section 8.2(c), Bank shall be entitled to (1) disclose or use Program Information for internal business modeling and any other non-marketing purposes; (2) disclose or use Program Information in connection with the wind down or sale of the Cards and their related relationships with Cardholders (if any) as provided in Article XIV; and (3) disclose Program Information to consumer reporting agencies in accordance with the federal Fair Credit Reporting Act; (vi) Retailer and its Affiliates, or Retailer and its Affiliates through their respective authorized agents and independent contractors (including third party service providers), may disclose or use jointly owned Identification Information (1) to market the products and services of Retailer or any of its Affiliates; (2) to market products and services (including check cashing, money transmission services and other banking products and services)

that are offered on behalf of Retailer or any of its Affiliates by a third party service provider under contract with Retailer or its Affiliate, as applicable; and (3) in connection with the purchase of Cards (if any) as provided in Section 14.3; and (4) in connection with Retailer’s administration and operation of the Program and the exercise of Retailer’s rights under this Agreement; provided, however, that neither Retailer nor its Affiliates, nor their respective authorized agents, nor their independent contractors may offer personal loans, home equity products, personal credit products, stored value cards, debit cards or debt consolidation products except pursuant to a solicitation or offer: (x) which does not target Cardholders; and (y) is not developed using Program Information (including whether the individual is a Cardholder or not) other than Identification Information; (vii) in addition, Retailer may use Identification Information it jointly owns for internal business modeling and other non-marketing purposes; and (viii) except as expressly permitted by this Section 8.2(c), neither Retailer nor its Affiliates shall, without Bank’s prior written consent disclose to any third party any Program Information.
          (d) In addition to providing Retailer the Retailer Customer Information pursuant to its obligations under Section 1.3, Bank will provide to Retailer, from time to time upon Retailer’s request, (i) to the extent permitted by Applicable Law, names and addresses (including, to the extent Bank has available, e-mail addresses) of Cardholders in connection with the Program, and (ii) aggregate information and reports about Bank’s general transaction and experience information about Cardholders in connection with the Program or in connection with Program Purchases at Participating Stores. Bank also will provide to Retailer from time to time, such information and reports concerning the Cards (whether related to Cardholder transactions and experiences at Non-Store Locations or otherwise) subject to any applicable Cardholder opt-out choices, any restrictions set forth under the terms of the Privacy Policy, and Network Provider’s policies and any restrictions contained in Applicable Law (such as state exclusions). Bank shall provide such financial information regarding any calculation required to be made under this Agreement as Retailer may reasonably request, provided that such information does not identify any individual Cardholder(s).
          (e) Notwithstanding any provision in this Article VIII, Retailer and Bank will not disclose or use any Program Information in any way that would breach or otherwise be inconsistent with the parties’ applicable privacy disclosures or that would conflict with or violate any Applicable Law.
          (f) Retailer and Bank shall consult with one another as privacy questions and concerns relating to the Program arise.
          (g) Notwithstanding anything to the contrary in this Section 8.2, neither Bank nor Retailer shall have any obligation to provide the other with any information or data purchased by such party from a third party to help analyze consumer characteristics; provided, however, that nothing in this Section 8.2(g) shall permit either Bank or Retailer to otherwise not comply with its obligations under this Section 8.2, and the purchasing party is the sole and exclusive owner of any such information.
          (h) Notwithstanding anything to the contrary in this Agreement, and for avoidance of doubt, Bank shall have no obligation to disclose, and Retailer shall have no ownership interest in, any information contained in the Cardholder Information or any information contained in the Program Information which information Bank reasonably believes in good faith falls within the definition of a “consumer report” as set forth in the Fair Credit Reporting Act.
          (i) Upon written request or upon the Final Wind-Down Date, Retailer shall destroy or return to Bank all Nonpublic Personal Information not owned by Retailer but in its possession or control.
          (j) Notwithstanding anything to the contrary in this Agreement, and for avoidance of doubt, Retailer Customer Information is not deemed to be Nonpublic Personal Information, Cardholder Information, Identification Information or Program Information. Retailer owns all Retailer Customer Information, and may use and disclose Retailer Customer Information at its sole discretion, subject only to Applicable Law. Neither Retailer nor Retailer’s agents or independent contractors may use Retailer Customer Information in a way that will have the effect of nullifying Retailer’s obligations under the proviso following Section 8.2(c)(vi). Retailer shall be the sole and exclusive owner of the Retailer Customer Number, and Bank may not use or disclose it to third parties except in connection with the administration and operation of the Program. Both parties acknowledge that as of the Effective Date, it is their respective current belief that Applicable Law permits Retailer to own the Retailer Customer Information, and also permits Bank, as Retailer’s agent, to collect, retain and disclose the Retailer Customer Information to Retailer and Retailer’s designees.
8.3 License of Nonpublic Personal Information.
          Green Dot shall have no right, title or interest in or to any Nonpublic Personal Information of any Cardholder including, without limitation, Nonpublic Personal Information collected by Green Dot in connection with POS Loads. Bank hereby grants to Green Dot a limited, non-exclusive, non-assignable license within the United States to use Nonpublic Personal Information collected by Green Dot in connection with POS Loads solely for the purpose of (i) operating the Load Program pursuant to this Agreement, including compliance with Applicable Law, and (ii) conducting internal statistical analysis on a non-personally identifiable basis. In no event may Green Dot disclose publicly or to any third party any Program Information, except as may be required by Applicable Law.
ARTICLE IX
CARDHOLDER SERVICES
9.1 Customer Service.
          (a) Bank shall use commercially reasonable efforts to provide Cardholders IVR and live customer service calls with respect to the Card Program during the hours of operation and at the service level targets set forth in Schedule 9.1.
          (b) Bank shall provide a website to enable Cardholders to activate Prepaid Cards and to view balances of Prepaid Cards, purchase history and any additional information agreed to by the Parties. Retailer and Bank will work together in good faith to develop and brand such website (the “Prepaid Card Website”); provided, however, that (i) Bank shall have sole responsibility for developing and maintaining the security for such Prepaid Card Website;

and (ii) all aspects of the Prepaid Card Website shall comply with the Wal-Mart.com style guide provided to Bank from time to time.
9.2 Dedicated Personnel.
          Commencing on the Effective Date and continuing throughout the Term, Bank shall maintain at least [***] dedicated to manage, call center activity; marketing strategy; profitability, performance, and reporting for the Card Program. In addition, commencing on the Effective Date and continuing throughout the Term, Green Dot shall maintain at least [***] dedicated to manage the overall profitability, performance and reporting for the Load Program.
9.3 CRM Database.
          (a) Once the number of Participating Stores exceeds [***], Bank will review, or cause an Affiliate of Bank to review, in connection with Retailer’s use of Retailer Customer Numbers, the potential development of a [***], including a [***], and, if Bank, or its Affiliate, as applicable, determines such development is commercially practicable, Bank or its Affiliate will provide Retailer a cost estimate for such [***] development, including costs for implementation and ongoing support. Retailer may also solicit and receive cost estimate from third parties. Upon receipt of all proposals, Retailer shall have [***] to accept or reject Bank’s, or its Affiliate’s, as applicable, proposed terms set forth in the estimate. If Retailer accepts a proposal from Bank or its Affiliate, the details of the development of the [***] will be set forth in a mutually acceptable Development Agreement. If Retailer accepts a proposal from a third party, Bank shall cooperate with Retailer and the third party as necessary to create the [***], subject to the execution of a customary confidentiality agreement between Bank and such third party. Such [***] shall include, at a minimum, [***].
          (b) Within [***] after Retailer’s written request to Bank, which request may be submitted to Bank only after the number of Participating Stores exceeds [***], Bank will at its expense develop, or have developed, and implement a data feed to enable Retailer to receive Retailer Customer Information from the [***] on a daily basis by way of FTP file batch feed. Retailer shall cooperate with Bank as necessary to develop and implement such data feed.
ARTICLE X
REPRESENTATIONS AND WARRANTIES
10.1 Representations and Warranties.
          In order to induce the other party to enter into this Agreement and participate in the Program, each of Bank and Retailer, as applicable, makes the following representations and warranties to the other as of the Effective Date and at all times thereafter, with the exception of Section 8.1(f) which shall be made only as of the Effective Date.

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          (a) Corporate Existence. Retailer or Bank, as the case may be, represents and warrants that it (i)(x) with respect to Retailer, is a corporation or limited partnership, as the case may be, duly organized, validly existing, and in good standing under the laws of, in the case of Wal-Mart Stores, Inc., the state of Delaware; in the case of Wal-Mart Stores Texas L.P., in the state of Texas; in the case of Wal-Mart Louisiana, LLC, in the state of Delaware; in the case of Wal-Mart Stores East, Inc., the state of Arkansas; and in the case of Wal-Mart Stores East, L.P., the state of Delaware, and (y) with respect to Bank, is a federal savings bank duly organized, validly existing, and in good standing; (ii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its businesses require such qualification, except to the extent the failure to be so qualified or in good standing would not have a material adverse effect on its ability to conduct the Program; (iii) has the requisite corporate power and authority and the legal right to own and operate its properties, to lease the properties it operates under lease, and to conduct its businesses as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, has made all necessary notices to all governmental authorities having jurisdiction in the states where Participating Stores are located, to the extent required for such current ownership and operation or as proposed to be conducted, except to the extent that the failure to have any of the foregoing would not have a material adverse effect on its ability to conduct the Program; and (v) is in compliance with its certificate of incorporation, bylaws and/or other organizational documents.
          (b) Corporate Power, Authorization; Enforceable Obligation. Retailer or Bank, as the case may be, represents and warrants that the execution, delivery, and performance of the Agreement and all instruments and documents to be delivered thereunder, (i) is within its corporate power; (ii) has been duly authorized by all necessary or proper corporate action, including the consent of shareholders where required; (iii) does not and will not contravene any provisions of its certificate of incorporation, bylaws and/or other organizational documents; (iv) will not violate any Applicable Law; (v) will not conflict with or result in the breach of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which it is a party or by which it or any of its assets or property are bound; and (vi) does not require any filing or registration with, or the consent or approval of, any governmental body, agency, authority, or any other Person which has not been made or obtained previously. Each party further represents and warrants that the Agreement has been duly executed and delivered and constitutes a legal, valid, and binding obligation enforceable against it in accordance with its terms.
          (c) Solvency. Retailer or Bank, as the case may be, represents and warrants that is solvent.
          (d) No Conflicts. Retailer or Bank, as the case may be, represents and warrants that it is not in default in any material respect of any material contract, lease, agreement, or other instrument (including with respect to Retailer, any arrangements with third parties to sell the financial services arrangements of such third parties), to which it is a party nor has it received any notice of default under any such material contract, agreement, lease or other instrument, other than defaults which would not have a material adverse effect on its ability to perform its obligations with respect to the Program.

          (e) No Burdensome Restrictions. Retailer or Bank, as the case may be, represents and warrants that no contract, lease, agreement, or other instrument to which it is a party or by which it is bound materially and adversely affects its ability to perform its obligations with respect to the Program.
          (f) No Legal Restrictions. Retailer or Bank, as the case may be, represents and warrants as of the Effective Date that no provision of Applicable Law materially and adversely affects its ability to perform its obligations with respect to the Program in the states in which Participating Stores are located.
          (g) Information Correct. Retailer or Bank, as the case may be, represents and warrants that all information furnished by it to the other party for purposes of or in connection with the Agreement or any information hereafter so furnished, is true and correct in all material respects and no such information omits to state a material fact necessary to make the information so furnished not misleading. There is no fact known to it which it has not disclosed to the other party which could materially and adversely affect its financial condition, business property or prospects.
          (h) No Event of Default. Retailer or Bank, as the case may be, represents and warrants that no Event of Default with respect to it has occurred and is continuing.
          (i) Retailer Marks. Retailer (i) is the owner of or has the right to use the Retailer Marks and all other intellectual property licensed by Retailer to Bank hereunder and (ii) has the right, power and authority to license to Bank and its affiliates and authorized designees the use of the Retailer Marks and such property as set forth herein. Retailer further represents and warrants that the use of the Retailer Marks and other intellectual property by said licensees as contemplated herein will not violate any Applicable Law or infringe upon the rights of any third party.
ARTICLE XI
OTHER AGREEMENTS
11.1 Certain Additional Covenants.
          (a) Retailer and Green Dot shall respond to Bank promptly, and cooperate with Bank, in connection with the resolution of disputes with Cardholders, and in any event such that Bank will be able to comply with the rules of the Network Providers or Applicable Law.
          (b) Retailer shall not assess any surcharge or other fee to Cardholders in connection with the sale or loading of a Prepaid Card.
          (c) Except as may be otherwise agreed to by the Parties in writing, no Party shall communicate to any Applicant or Cardholder any terms or conditions relating to a Prepaid Card that are inconsistent with the Prepaid Card Terms.
          (d) Each Party shall comply in all material respects with Applicable Law relating to the performance of its obligations under the Program.

          (e) Retailer shall insure that all Affiliates of Retailer that during this Agreement operate a general merchandise or grocery retail store under the “Wal-Mart” name in one or more of the fifty (50) United States or the District of Columbia, are parties to this Agreement.
          (f) Retailer shall, unless Bank shall otherwise consent in writing, promptly upon receipt, deliver to Bank copies of any communications relating to a Prepaid Card from a Cardholder, or any governmental or regulatory authority.
          (g) Neither Bank nor Green Dot shall enter into or maintain any agreement or understanding between them which in any way limits the right of either such Party to issue, market, sell, or service reloadable prepaid cards or any other type of payment instrument or payment device with or through Retailer upon the expiration or termination of this Agreement for any reason; provided, however, that the foregoing shall not apply to a limitation on the rights of such a Party if this Agreement is terminated by Retailer pursuant to Sections 14.2(c), 14.2(d) or 14.3(k) as a result of either (i) such Party failing to perform its obligations under this Agreement, or (ii) such Party causing the other such Party to fail to perform its obligations under this Agreement because such Party did not perform its obligations to such other Party.
11.2 Certain Additional Bank Covenants.
          Without limiting the generality of any other provision in this Agreement including, without limitation, Section 11.1(d):
          (a) Bank shall provide all notices and disclosures that maybe required by Applicable Law in connection with the Card Program, including, without limitation, notices and disclosures required by the Electronic Fund Transfer Act and Regulation E, and the Fair Credit Reporting Act.
          (b) Bank shall ensure that the Operating Procedures for the Card Program, the Privacy Policy, and all Prepaid Card Documentation (including the Prepaid Card Fees) comply in all material respects with Applicable Law.
          (c) Bank shall be solely responsible for the compliance of the Card Program, and any Intermediary Services, including compliance of all fees and charges assessed by Bank under the Prepaid Card Terms, with all Applicable Law. Notwithstanding the foregoing, in no event shall Bank be responsible for (i) any action or omission by Retailer (other than those taken in accordance with the Operating Procedures for the Card Program or otherwise in accordance with the express approval or at the express direction of Bank), (ii) compliance with regard to any aspect of the Load Program, other than POS Load fees imposed by Bank and any Intermediary Services performed by Bank with respect to such program, (iii) Retailer’s or Green Dot’s failure to comply with Applicable Law relating to the performance of their obligations under this Agreement including, without limitation, those relating to the Load Program, or (iv) Retailer’s or Green Dot’s failure to obtain the appropriate authorizations and/or licenses required, if any, to participate in the Program.
          (d) Bank and Green Dot shall promptly notify Retailer of any cease and desist order, formal agreement or other enforcement action taken against Bank or Green Dot, as applicable, by any governmental authority, except to the extent such notification is prohibited by Applicable Law.
          (e) Retailer shall promptly notify Bank and Green Dot of any cease and desist order, formal agreement or other enforcement action with respect to the Program taken against Retailer by any governmental authority, except to the extent such notification is prohibited by Applicable Law.
11.3 Use of Retailer Marks.
          (a) Subject to and only in accordance with the provisions of this Agreement, Retailer hereby grants Bank during the term non-exclusive, non-transferable license to use those of Retailer’s name(s), logos, service marks or trademarks specifically identified in Schedule 11.3 or otherwise designated by Retailer in writing (collectively, the “Retailer Marks”) solely in the creation, development, marketing and administration of the Program, as such use is approved from time-to-time by Retailer in writing; provided, however, that Retailer, in its sole discretion from time to time, may change the appearance and/or style of the Retailer Marks, provided that Bank shall have a commercially reasonable time (not to exceed sixty (60) days) after Retailer’s written approval of changed materials that include the new Mark to modify any materials other than Prepaid Cards, and also shall have a commercially reasonable time (not to exceed ninety (90) days) after receiving Retailer’s written approval of the changed Prepaid Card design that includes the new Mark to modify the Prepaid Cards. Bank hereby acknowledges and agrees that: (i) the Retailer Marks are owned solely and exclusively by Retailer or its Affiliates, (ii) except as set forth herein, Bank has no rights, title or interest in or to the Retailer Marks, and Bank agrees not to apply for registration of the Retailer Marks (or any mark confusingly similar thereto) anywhere in the world, (iii) all use of the Retailer Marks by Bank shall inure to the benefit of Retailer or its Affiliates, (iv) Bank will not modify the Retailer Marks or use them for any purpose other than as set forth herein, (v) Bank will not engage in any action that adversely affects the good name, good will, image or reputation of Retailer or associated with the Retailer Marks, (vi) Bank will at all times use the appropriate trade or service mark notice ((TM), (SM) or (R), whichever is applicable) or such other notice as Retailer may from time to time specify on any item or material bearing the Retailer Marks, and (vii) Retailer shall have the right to review and approve in advance the use of the Retailer Marks in all materials to be disseminated electronically or otherwise by Bank, to the extent such materials refer to Retailer, its Affiliates, or their respective products or services, or contain the Retailer Marks, which approval may be withheld by Retailer in its commercially reasonable business discretion.
          (b) If the Bank materially breaches the provisions of Section 11.3(a), Retailer may notify the Bank of the breach and demand that the breach be cured within three (3) Business Days. If the breach is not cured, Retailer may, in its sale discretion, suspend the license granted in Section 11.3(a) until such time as the Bank has provided Retailer with adequate assurances, acceptable to Retailer in its commercially reasonable discretion, that the cause of the breach will not be repeated.
11.4 Confidential Information.

          (a) All proprietary, non-public material and information supplied by one Party to another Party in connection with the Program (including pursuant to exercise of the rights under Sections 14.3 and 14.4), including information concerning a party’s marketing plans, objectives, financial results, customer or Cardholder names or addresses (“Confidential Information”) shall be used by each Party solely in connection with the transactions contemplated by this Agreement (including use in connection with activities contemplated under Section 8.2 hereof). Confidential Information shall not include any information which (i) at the time of disclosure by one Party hereto or thereafter is generally available or known to the public (other than as a result of an unauthorized disclosure by the other Party hereto); (ii) was available to one party on a non-confidential basis from a source other than the disclosing party (provided that such source, to the best of one Party’s knowledge, was not obligated to the disclosing Party to keep such information confidential); or (iii) was in one Party’s possession prior to disclosure by the disclosing party to it.
          (b) Each Party shall receive Confidential Information in confidence and not disclose Confidential Information to any third party, except (i) as may be agreed upon in writing by the disclosing Party, (ii) as otherwise required by Applicable Law or (iii) as may be necessary to exercise its rights or perform its obligations under this Agreement. Each Party will use its best efforts to ensure that its officers, employees, and agents take such action as shall be necessary or advisable to preserve and protect the confidentiality of Confidential Information. Upon written request or upon the Final Wind-Down Date, each Party shall destroy or return to the disclosing Party all Confidential Information in its possession or control, subject to each Party’s respective document retention policies with respect to information required to be maintained by regulatory authorities.
          (c) Each Party shall maintain the confidentiality of this Agreement and its terms and will not disclose this Agreement or its terms to any third party; provided that a Party may disclose this Agreement or its terms (i) as required by Applicable Law; (ii) to its Affiliates; (iii) to its accountants and legal advisors; or (iv) to a prospective purchaser of the Prepaid Cards in connection with Retailer’s exercise of its purchase option under Section 14.3.
11.5 Non-Solicitation.
          Unless otherwise agreed in writing, each of the Parties agrees that, until the Final Wind-Down Date, it will not, directly or indirectly, solicit to employ any employees of the other Parties who have direct managerial responsibility for the Program, provided that (i) nothing herein shall prohibit either party from making offers of employment to or hiring persons (a) who first approach it regarding employment or (b) whose employment with the nonsoliciting party has terminated through no actions on the part of the soliciting party, and (ii) general advertising or searches regarding the availability of employment opportunities (whether by print, search firm, radio, electronic media, website or otherwise) shall not constitute “solicitation.”
11.6 Audit and Access Rights.
          (a) In addition to the other rights set forth in this Agreement, Retailer shall, subject to the confidentiality provisions set forth in Section 11.4 hereof, (i) permit Bank and its officers, employees, attorneys, accountants and/or regulators during normal business hours with reasonable advance notice, in such a manner as to minimize interference with Retailer’s normal business operations, to examine and audit operations and audit, inspect, copy and make copies of all of the data, records, files and books of account (including non-financial information) under the control of Retailer if such operations, data records, files and books of account relate to any obligation of Retailer under this Agreement, including any calculation required to be made pursuant to the terms of this Agreement and as required by Applicable Law and (ii) use commercially reasonable efforts to facilitate Bank’s exercise of such right (including obtaining any consents that may be necessary or desirable to avoid a breach of any contractual obligations). Retailer shall use commercially reasonable efforts to deliver any document or instrument necessary for Bank to obtain such information from any Person maintaining records for Retailer. The cost and expense of any such examinations shall be expenses of Bank. Notwithstanding anything to the contrary contained herein, Retailer shall not be required to provide Bank or any other Person with access to information or records to the extent that such access (A) is prohibited by Applicable Law; provided, however, that to the extent that access to information or records is so prohibited, Retailer (x) shall notify Bank in writing regarding the law or regulation which prohibits such access and (y) shall deliver to Bank copies of all requested information or records, redacted as may be necessary to comply with the cited law or regulation or (B) could reasonably be expected to cause Retailer to be a consumer credit reporting agency as set forth in the Fair Credit Reporting Act. Retailer shall use commercially reasonable efforts to facilitate the maximum level of access by Bank in light of constraints under Applicable Law. No action taken by (or on behalf of) Bank pursuant to this Section 11.6(a) shall diminish or obviate any of the representations, warranties, covenants or agreements of Retailer contained herein. Employees of Retailer shall be permitted to be present during the exercise by Bank of any of its audit and access rights under this Section 11.6(a). lithe Bank learns, through any such audit or examination, that any invoice or Daily Report rendered by Retailer to Bank, or any amount paid by Bank to Retailer, was not correct, then, as appropriate, Retailer shall promptly reimburse Bank for the amount of any overpayment or Bank shall promptly pay to Retailer the amount of any underpayment. If the amount of any overpayment due to a Retailer overcharge exceeds the correct amount by at least five percent (5%) or $25,000, whichever is greater, then, provided that Bank has provided Retailer with copies of the results of the audit, Retailer shall reimburse Bank for the cost of the audit and related examinations within ten (10) days of Bank’s written request therefor.
          (b) In addition to the other rights set forth in this Agreement, Retailer shall, subject to the confidentiality provisions set forth in Section 11.4 hereof, (i) permit Green Dot and its officers, employees, attorneys, accountants and/or regulators during normal business hours with reasonable advance notice, in such a manner as to minimize interference with Retailer’s normal business operations, to examine and audit operations and audit, inspect, copy and make copies of all of the data, records, files and books of account (including non-financial . information) under the control of Retailer if such operations, data records, files and books of account relate to any obligation of Retailer under this Agreement, including any calculation required to be made pursuant to the terms of this Agreement and as required by Applicable Law and (ii) use commercially reasonable efforts to facilitate Green Dot’s exercise of such right (including obtaining any consents that may be necessary or desirable to avoid a breach of any contractual obligations). Retailer shall use commercially reasonable efforts to deliver any document or instrument necessary for Green Dot to obtain such information from any Person maintaining records for Retailer. The cost and expense of any such examinations shall be expenses of Green Dot. Notwithstanding anything to the contrary contained herein, Retailer shall not be required to provide Green Dot or any other Person with access to information or records to the extent that such access (A) is prohibited by Applicable Law; provided, however, that to the extent that access to information or records is so prohibited, Retailer (x) shall notify Green Dot in writing regarding the law or regulation which prohibits such access and (y) shall deliver to Green Dot copies of all requested information or records, redacted as may be necessary to comply with the cited law or regulation or (B) could reasonably be expected to cause Retailer to be a consumer credit reporting agency as set forth in the Fair Credit Reporting Act. Retailer shall use commercially reasonable efforts to facilitate the maximum level of access by Green Dot in light of constraints under Applicable Law. No action taken by (or on behalf of) Green Dot pursuant to this Section 11.6(b) shall diminish or obviate any of the representations, warranties, covenants or agreements of Retailer contained herein. Employees of Retailer shall be permitted to be present during the exercise by Green Dot of any of its audit and access rights under this Section 11.6(b). If Green Dot learns, through any such audit or examination, that any invoice rendered by Retailer to Green Dot or amount paid by Green Dot to Retailer was not correct, then, as appropriate, Retailer shall promptly reimburse Green Dot for the amount of any overpayment or Green Dot shall promptly pay to Retailer the amount of any underpayment. If the amount of any overpayment due to a Retailer overcharge exceeds the correct amount by at least five percent (5%) or $25,000, whichever is greater, then, provided that Green Dot has provided Retailer with copies of the results of the audit, Retailer shall reimburse Green Dot for the cost of the audit and related examinations within ten (10) days of Green Dot’s written request therefor.
          (c) In addition to the other rights set forth in this Agreement, Bank shall, subject to the confidentiality provisions set forth in Section 11.4 hereof, (i) permit Retailer and its officers, employees, attorneys and/or accountants, during normal business hours with reasonable advance notice, in such a manner as to minimize interference with Bank’s normal business operations, to examine, audit, inspect, copy and make copies of all of the data, records, files and books of account (including non-financial information) under the control of Bank relating to any calculation required to be made pursuant to the terms of this Agreement (including, without limitation, the Early Termination Fee) and as required by Applicable Law and (ii) use commercially reasonable efforts to facilitate Retailer’s exercise of such right (including obtaining any consents that may be necessary or desirable to avoid a breach of any contractual obligations). Bank shall use commercially reasonable efforts to deliver any document or instrument necessary for Retailer to obtain such information from any Person maintaining records for Bank. The cost and expense of all such examinations shall be expenses of Retailer. Notwithstanding anything to the contrary contained herein, Bank shall not be required to provide Retailer or any other Person with access to information or records to the extent that such access (A) is prohibited by Applicable Law; provided, however, that to the extent that access to information or records is so prohibited, Bank (x) shall notify Retailer in writing regarding the law or regulation which prohibits such access and (y) shall deliver to Retailer copies of all requested information or records, redacted as may be necessary to comply with the cited law or regulation or (B) could reasonably be expected to cause Bank to be a consumer credit reporting agency as set forth in the Fair Credit Reporting Act. Bank shall use commercially reasonable efforts to facilitate the maximum level of access by Retailer in light of constraints under Applicable Law. No action taken by (or on behalf of) Retailer pursuant to this Section 11.6(c) shall diminish or obviate any of the representations, warranties, covenants or agreements of Bank contained herein. Employees of Bank shall be permitted to be present during the exercise by the Retailer of its audit and access rights under this Section 11.6(c). If Retailer learns, through any such audit or examination, that any invoice rendered by Bank to Retailer or amount paid by Retailer to Bank was not correct, then, as appropriate, Bank shall promptly reimburse Retailer for the amount of any overpayment or Retailer shall promptly pay to Bank the amount of any underpayment. If the amount of any overpayment due to a Bank overcharge exceeds the correct amount by at least five percent (5%) or $25,000, whichever is greater, then, provided that Retailer has provided Bank with copies of the results of the audit, Bank shall reimburse Retailer for the cost of the audit and related examinations within ten (10) days of Bank’s written request therefor.
          (d) In addition to the other rights set forth in this Agreement, Green Dot shall, subject to the confidentiality provisions set forth in Section 11.4 hereof, (i) permit Retailer and its officers, employees, attorneys and/or accountants, during normal business hours with reasonable advance notice, in such a manner as to minimize interference with Green Dot’s normal business operations, to examine, audit, inspect, copy and make copies of all of the data, records, files and books of account (including non-financial information) under the control of Green Dot relating to any calculation required to be made pursuant to the terms of this Agreement (including, without limitation, the Early Termination Fee) and as required by Applicable Law and (ii) use commercially reasonable efforts to facilitate Retailer’s exercise of such right (including obtaining any consents that may be necessary or desirable to avoid a breach of any contractual obligations). Green Dot shall use commercially reasonable efforts to deliver any document or instrument necessary for Retailer to obtain such information from any Person maintaining records for Green Dot. The cost and expense of all such examinations shall be expenses of Retailer. Notwithstanding anything to the contrary contained herein, Green Dot shall not be required to provide Retailer or any other Person with access to information or records to the extent that such access (A) is prohibited by Applicable Law; provided, however, that to the extent that access to information or records is so prohibited, Green Dot (x) shall notify Retailer in writing regarding the law or regulation which prohibits such access and (y) shall deliver to Retailer copies of all requested information or records, redacted as may be necessary to comply with the cited law or regulation or (B) could reasonably be expected to cause Green Dot to be a consumer credit reporting agency as set forth in the Fair Credit Reporting Act. Green Dot shall use commercially reasonable efforts to facilitate the maximum level of access by Retailer in light of constraints under Applicable Law. No action taken by (or on behalf of) Retailer pursuant to this Section 11.6(d) shall diminish or obviate any of the representations, warranties, covenants or agreements of Green Dot contained herein. Employees of Green Dot shall be permitted to be present during the exercise by the Retailer of its audit and access rights under this Section 11.6(d). If Retailer learns, through any such audit or examination, that any invoice rendered by Bank to Retailer or amount paid by Retailer to Bank was not correct, then, as appropriate, Bank shall promptly reimburse Retailer for the amount of any overpayment or Retailer shall promptly pay to Bank the amount of any underpayment. If the amount of any overpayment due to a Bank overcharge exceeds the correct amount by at least five percent (5%) or $25,000, whichever is greater, then, provided that Retailer has provided Bank with copies of the results of the audit, Bank shall reimburse Retailer for the cost of the audit and related examinations within ten (10) days of Bank’s written request therefor.
11.7 Exclusivity.

          (a) [***], Retailer shall not, directly or indirectly, unless Bank shall otherwise consent in writing, enter into any agreement, arrangement or understanding regarding the sale or issuance in the United States of (i) a Wal-Mart Branded Card Product during the Term of this Agreement, or (ii) a Non-Branded Card Product for [***].
           (b) For purposes of this Section 11.7: (i) “Card Product” shall mean a reloadable card [***].
          (c) For purposes of the “Card Product” definition, a card is deemed to be [***].
          (d) Notwithstanding the foregoing, the prohibition in Section 11.7(a) shall not apply to the following types of cards or devices: (i) any [***] that Retailer may [***]; (ii) a card or other device that can be used for [***] and no other source of funds; (iii) a card or other device that is [***]; and (iv) a card or other device that is [***] and is promoted as a [***] or [***].
          (e) For avoidance of doubt, nothing in this Section 11.7 shall be deemed to prohibit Retailer from advertising or sponsoring any debit card or prepaid card product or device offered by [***] that [***] in a [***]; provided that (i) the only [***] at which the [***] offers such cards are the [***] in which such [***] has [***]; (ii) cardholders cannot [***]; and (iii) the percentage of [***] in which [***] is less than [***].
          (f) If, after the [***] period commencing with the Commencement Date, Retailer desires to offer, sponsor or participate in any Non-Branded Card Product program, Retailer shall provide Bank a right of first refusal to be the program provider with respect to such Card Product program in accordance with the following: (i) Retailer shall submit to Bank in writing an RFP that reasonably details its program requirements for the proposed Card Product program (the “RFP”), (ii) for a period of [***] following Bank’s receipt of such RFP from Retailer, Bank shall have the [***] to negotiate a term sheet with Retailer regarding the proposed Card Program described in the RFP, (iii) for a period of [***] following Bank’s and Retailer’s agreement to such a term sheet, Bank shall have the [***] to enter into a definitive agreement with Retailer with respect to, and to provide, the proposed Card Product, and (iv) if Bank and Retailer do not agree to a term sheet with respect to the RFP within the first [***] period, or if Retailer and Bank do not enter into a definitive agreement or Bank is unable to provide the proposed Card Program within the second [***] period, then

***	Confidential material redacted and filed separately with the Commission

Retailer shall be free to enter into an agreement with another bank and/or service provider with respect to the proposed Card Program. The time period from November 15th through January 15 shall not be included for purposes of calculating the first and/or second [***] periods referred to above.
          (g) Notwithstanding any other provision in this Agreement, Retailer shall use reasonable efforts to promote and display Prepaid Cards at Participating Stores in a manner [***] favorable than the manner in which it promotes and displays any other prepaid or debit card [***] that is permitted to be sold at Participating Stores under this Agreement, provided that this obligation shall only extend to [***] and other [***] that are controlled by Wal-Mart Financial Services.
          (h) Except with respect to the Program, Retailer shall not, directly or indirectly, unless Green Dot shall otherwise consents in writing, enter into any agreement, arrangement or understanding regarding Retailer accepting or otherwise participating in the United States in load transactions involving Card Products; provided, however, that (i) the foregoing limitation shall not restrict Retailer’s right to participate in transactions contemplated by Sections 11.7(d) or 11.7(e), (ii) Retailer reserves the right to terminate the grant of exclusivity under this Section 11.7(h) by providing Green Dot with not less than six (6) months’ advance written notice provided no earlier than [***] after the Effective Date of this Agreement, and (iii) the foregoing limitation shall not prevent Retailer from [***].
          (i) At no time before the date occurring [***] following the Commencement Date shall Bank or Green Dot enter into any agreement, arrangement or understanding with regard to a private label, instant issue, flat Card Product, to be marketed, sold or promoted by any Competitor, unless Wal-Mart Stores, Inc. shall otherwise consent in writing.
          (j) The Permanent Prepaid Cards shall only be reloadable through the GD Network or through Direct Deposit Loads. Notwithstanding the foregoing, beginning after the expansion of the Program to all of Retailer’s Stores as described in Section 1.13(a), the Parties shall meet once every six (6) months to evaluate the use and overall pricing structure with respect to the Permanent Prepaid Cards (the “Pricing Structure”). If the Parties in good faith determine that [***], is [***].
11.8 Other Opportunities.
          Retailer shall use commercially reasonable efforts to assist Bank and/or Green Dot in pursuing other opportunities within Retailer’s organization, including with Wal-Mart.com and other Retailer Affiliates, for the sale and promotion of Prepaid Cards, Reload Packs and/or related services.
ARTICLE XII
INTELLECTUAL PROPERTY
12.1 Retailer Technology.

***	Confidential material redacted and filed separately with the Commission

          (a) Retailer and its Affiliates shall own exclusively: (i) any and all technology owned by Retailer or any of its Affiliates at the time that such technology is provided for use in establishing, developing or administering the Program (the “Retailer Technology”); (ii) any and all changes or other modifications made by Retailer or any of its Affiliates to the Retailer Technology (the “Retailer Owned Modifications”); and (iii) any and all new technology created by Retailer or any of its Affiliates in connection with establishing, developing or administering the Program (the “Retailer Created Technology”).
          (b) Bank and its Affiliates shall own exclusively: (i) any and all technology owned by Bank or any of its Affiliates at the time that it is provided for use in establishing, developing or administering the Program (the “Bank Technology”); (ii) any and all changes or other modifications made by Bank or any of its Affiliates to the Bank Technology (the “Bank Owned Modifications”); and (iii) any and all new technology created by Bank or any of its Affiliates in connection with the establishing, developing or administering the Program (the “Bank Created Technology”).
          (c) Green Dot and its Affiliates shall own exclusively: (i) any and all technology owned by Green Dot or any of its Affiliates at the time that it is provided for use in establishing, developing or administering the Program (the “GD Technology”); (ii) any and all changes or other modifications made by Green Dot or any of its Affiliates to the GD Technology (the “GD Owned Modifications”); and (iii) any and all new technology created by Green Dot or any of its Affiliates in connection with the establishing, developing or administering the Program (the “GD Created Technology”).
          (d) Notwithstanding the provisions of Section 12.1(a) through (c), the licenses provided in Section 12.2 shall be limited to the technology specifically identified by each party in Schedule 12.1, or otherwise as designated by the licensing party from time-to-time in writing.
          (e) Subject to the limited licenses granted to the Parties under Sections 11.3 and 12.2, each Party owns and shall retain all right, title and interest in its trade names, logos, trademarks, service marks, trade dress, Internet domain names, copyrights, patents, trade secrets, know how, and proprietary technology, including those trade names, logos, trademarks, service marks, trade dress, Internet domain names, copyrights, patents, trade secrets, know how, and proprietary technology currently used or which may be developed and/or used by it in the future (“Intellectual Property”). Except as expressly set forth in the limited licenses granted under Sections 11.3 and 12.2, no Party may distribute, sell, modify, reproduce, publish, display, perform, prepare derivative works, or otherwise use any of the Intellectual Property of the other Parties without the express written consent of such Parties. For the avoidance of doubt, this is not a “work made for hire” agreement, as that term is defined in the United States Copyright Act, 17 U.S.C. § 101. Nothing contained in this Agreement shall be construed as constituting an assignment by one Party to any of the other Parties of any Intellectual Property. Each Party’s technology and Intellectual Property is being licensed hereunder, not sold.
          (f) No party shall remove any proprietary notices (e.g., copyright and trademark notices) from any other Party’s technology or Intellectual Property. Each Party must reproduce the copyright and all other proprietary notices displayed on any other Party’s technology and Intellectual Property on all copies of such materials.

          (g) Unless specifically authorized by the providing Party in writing, each party shall use the technology and Intellectual Property provided by the providing party in the form originally provided by such party, without modification.
12.2 Cross-Licenses of Technology.
          Unless otherwise agreed upon in writing by the applicable Parties, Retailer grants to Bank and each Bank Affiliate and to Green Dot and each Green Dot Affiliate a limited non-exclusive, royalty-free, fully paid up, non-assignable (except by Bank to a servicer acceptable to Retailer as provided in Section 1.5(b)), non-sublicensable (except by Bank to a servicer acceptable to Retailer as provided in Section 1.5(b)), worldwide right and license to use the Retailer Technology, Retailer Owned Modifications and the Retailer Created Technology, as limited by Section 12.1(b), in Object Code solely to the extent necessary to comply with Bank’s or Green Dots obligations, as applicable, under this Agreement. Bank grants to Retailer and its Affiliates and to Green Dot and its Affiliates a limited non-exclusive, royalty-free, fully paid up, (non-assignable, non-sublicensable, worldwide right and license to use the GE Technology, GE Owned Modifications and the GE Created Technology, as limited by Section 12.1(b), in Object Code solely to the extent necessary to comply with Retailer’s or Green Dot’s obligations, as applicable, under this Agreement. Green Dot grants to Retailer and its Affiliates and to Bank and its Affiliates a limited non-exclusive, royalty-free, fully paid up, non-assignable, non-sublicensable, worldwide right and license to use the GD Technology, GD Owned Modifications and the GD Created Technology, as limited by Section 12.1(b), in Object Code solely to the extent necessary to comply with Retailer’s or Bank’s obligations, as applicable, under this Agreement. The foregoing limited licenses shall expire and terminate in their entirety upon the expiration or termination of this Agreement or, with respect to any particular Party, upon termination of such Party’s rights under this Agreement. In addition, if any Party materially breaches the provisions of Section 11.3 or this Section 12.2 (the “License-Grant Provisions”) any non-breaching party may notify the breaching party of such breach and demand that such breach be cured within three (3) Business Days. If such breach is not cured, the non-breaching party, notifying Party(s) may suspend the limited licenses granted by it in this Section 12.2 (the “Licenses”). If such breach is not cured by the end of such thirty (30) day period (or such other time period as may be agreed to by the notifying Party(s) hereto), the non-breaching Party(s) may make such suspension permanent by terminating the Licenses. Upon the expiration or termination of such licenses, each licensee Party shall return to the licensor Party (or, at the licensor Party’s option, shall destroy) the licensor’s technology and Intellectual Property then in the licensee’s possession or control. “Object Code” means the machine readable code generated by a compiler or assembler that has been translated from the source code of a program. No party shall have any right to modify, reverse engineer, decompile or disassemble the technology licensed to it hereunder. Each party agrees to keep the technology licensed to it hereunder confidential as Confidential Information in accordance with Section 11.4 hereof. The limited licenses granted under this Section 12.2 are AS IS and without any express or implied warranty of any kind. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH LICENSING PARTY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, AGAINST INTERFERENCE OF ENJOYMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, LACK OF REASONABLE EFFORT AND/OR LACK OF NEGLIGENCE.

12.3 Jointly Developed Technology.
          (a) The Parties shall not be obligated to jointly develop any Intellectual Property in connection with the Program. If the Parties, in their sole discretion, determine to jointly develop technology, the Parties shall enter into a written agreement confirming the scope of such joint development efforts and the respective rights of the Parties in any jointly developed Intellectual Property, including without limitation, any ideas, technology, designs, know-how, or processes.
          (b) No Party shall file or attempt to file any application for a patent, or register or attempt to register any mark or copyright, or claim any proprietary right or interest in any jointly developed Intellectual Property, without the prior written approval of the all Parties involved in such joint development. For purposes of this Section 12.3, Intellectual Property shall not be considered jointly developed unless all of the Parties that are involved in such joint development expressly agree in advance in writing that Intellectual Property will be jointly developed by them and the respective rights of the Parties in such jointly developed Intellectual Property.
ARTICLE XIII
EVENTS OF DEFAULT
13.1 Events of Default.
          The occurrence of anyone or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” by a Party hereunder:
          (a) (i) Such Party shall have breached its obligations to pay another Party amounts owed to such Party pursuant to Article VI and within one (1) Business Day after receipt by the defaulting Party of written notice from the non-defaulting Party asserting such breach, the defaulting Party shall not have either (x) cured such breach with respect to any undisputed amounts and delivered to the other Party written notice asserting a good faith dispute regarding the amounts being claimed or (y) cured such breach or (ii) such Party shall fail to make any other payment of any amount due pursuant to this Agreement when due and payable or declared due and payable and the same shall remain unpaid for a period of thirty (30) days after such Party shall have received written demand therefor.
          (b) Such Party shall materially breach any other material covenant or agreement contained in this Agreement that is required to be performed by it, and the same shall remain uncured for a period of forty-five (45) days after written notice thereof is received by the breaching party.
          (c) Any representation or warranty made by such Party in this Agreement shall not be true and correct in any material respect as of the date when made or reaffirmed, and such failure to be true and correct has a material adverse effect on such Party’s (which in the case of Retailer shall be taken as a whole) ability to perform its obligations hereunder.
          (d) Wal-Mart Stores, Inc. (in the case of Retailer), Bank or Green Dot (i) shall not be Solvent; (ii) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally; (iii) shall make a general assignment for the benefit of its creditors; (iv) shall have any proceeding instituted by or against it seeking to adjudicate it as bankrupt or insolvent or seeking liquidation, reorganization or any similar alternative under any law relating to bankruptcy or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver or other similar official for it or for any substantial part of its property, and, in the case of any proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver or other similar official for, it or any substantial part of its property) shall occur; or (v) shall take any corporate action to authorize any of the actions set forth in clause (iii) or (iv) of this paragraph (d).
          (e) Wal-Mart Stores, Inc. (in the case of Retailer) or Bank shall be in default under any loan agreement, indenture or other instrument relating to any indebtedness for borrowed money having a balance due at the time of default in excess of $[***] (in the case of Retailer or Bank), or $[***] (in the case of Green Dot) and such indebtedness has been accelerated as a result of such default.
          (f) Either Wal-Mart Stores, Inc. (in the case of Retailer) or General Electric Capital Corporation (in the case of Bank) shall fail to maintain a stable industry financial credit rating throughout the Term of the Agreement that is measured as no worse than “[***]” by Standard & Poor’s or a generally accepted market equivalent credit rating scale.
          (g) With respect to Bank, a material adverse change shall have occurred in the operations, financial condition, business or prospects of Bank (taken as a whole) which has impaired, or is reasonably likely to impair, the ongoing operation or continued viability of the Card Program.
          (h) With respect to Retailer, a material adverse change shall have occurred in the operations, financial condition, business or prospects of Wal-Mart Stores, Inc. (taken as a whole) which has impaired, or is reasonably likely to impair, the ongoing operation or continued viability of the Program.
          (i) With respect to Green Dot, a material adverse change shall have occurred in the operations, financial condition, business or prospects of Green Dot (taken as a whole), or there occurs any other material event, which has impaired, or is reasonably likely to impair, the ongoing operation or continued viability of the Load Program or the GD Network.
          (j) With respect to Retailer, the line of business of Wal-Mart Stores, Inc., taken as a whole, shall be materially different from the operation of a retailer.
13.2 Remedies.
          If Retailer breaches its obligations to pay amounts owed pursuant to Section 6.1 of this Agreement and within three (3) Business Days after receipt by Retailer of written notice asserting such non-payment, Retailer shall not have either (x) cured such breach or (y) cured such breach with respect to any undisputed amounts and delivered to Bank written notice asserting a good faith dispute regarding the amount being claimed, then, in addition to any other

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rights provided by law or the terms of this Agreement, (a) Bank shall have the right to discontinue originating or offering Prepaid Cards, and can otherwise suspend the Program, (b) Green Dot shall have the right to discontinue sale of Reload Packs, and (c) Bank and Green Dot shall have the right to discontinue Retailer’s acceptance of POS Loads.
13.3 Separateness of Liability.
          (a) Bank shall have no liability to Retailer under this Agreement for any act or omission of Green Dot, other than as agent of Bank (e.g., for an act or omission of Green Dot (or its sub-servicers) with respect to services provided to Bank as a third party servicer), or for any Event of Default by Green Dot. Bank shall have no liability to Green Dot under this Agreement for any act or omission of Retailer, other than those taken as agent of Bank, or for any Event of Default by Retailer.
          (b) Retailer shall have no liability to Bank under this Agreement for any act or omission of Green Dot, other than those taken as agent of Retailer, if any, or for any Event of Default by Green Dot. Retailer shall have no liability to Green Dot under this Agreement for any act or omission of Bank, other than those taken as agent of Retailer, if any, or for any Event of Default by Bank.
          (c) Green Dot shall have no liability to Retailer under this Agreement for any act or omission of Bank, other than those taken as agent of Green Dot, if any, or for any Event of Default of Bank. Green Dot shall have no liability to Bank under this Agreement for any act or omission of Retailer, other than those taken as agent of Green Dot, if any, or for any Event of Default by Retailer.
ARTICLE XIV
TERM/TERMINATION
14.1 Program Term.
          Unless terminated earlier pursuant to the terms of this Agreement: (i) this Agreement shall continue in full force and effect until [***] (the “Initial Term”), and (ii) thereafter, the Term shall be extended automatically for [***] extension terms of [***] (each, a “Renewal Term”) unless any Party provides the other Parties at least thirty (30) days’ advance written notice of its intent to terminate this Agreement prior to expiration of the Initial Term or then current Renewal Term (the Initial Term and any Renewal Terms, collectively, the “Term”).
14.2 Termination for Events of Default.
          Subject to the provisions of Section 14.11, the Parties shall have the following termination rights:
          (a) Bank shall have the right to terminate this Agreement upon not less than sixty (60) days prior written notice to the other Parties if any Event of Default by Retailer shall occur.

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          (b) Green Dot shall have the right to terminate this Agreement as it relates to the Load Program upon not less than sixty (60) days’ prior written notice to the other Parties if any Event of Default by Retailer shall occur with regard to the Load Program.
          (c) Retailer shall have the right to terminate this Agreement upon not less than sixty (60) days’ prior written notice to the other Parties if any Event of Default by Bank shall occur.
          (d) Retailer shall have the right to terminate this Agreement upon written notice of not less than sixty (60) days if any Event of Default by Green Dot shall occur; provided, however, that Retailer shall not exercise its right to terminate this Agreement for any Event of Default by Green Dot other than Green Dot’s breach of its obligations under this Agreement unless Retailer first consults with Bank about exercising such termination right, and Retailer and Bank mutually agree in their commercially reasonable discretion that termination of the Agreement is necessary or appropriate for a successful Program.
          (e) Notwithstanding the foregoing, no Party shall have the right to terminate this Agreement for failure to make a payment unless such Event(s) of Default involves, individually or in the aggregate, more than $250,000.
14.3 Additional Termination Rights.
          In addition to the termination rights provided in Section 14.2 above and any other termination rights provided in this Agreement, the following termination provisions shall also apply (subject to the provisions of Section 14.11):
          (a) Anytime after the first anniversary of the Commencement Date, if Retailer has not provided its consent to add additional or modify Prepaid Card Fees in connection with a request by Bank therefor pursuant to Section 1.5(d)(i) or 1.5(d)(iii), then, in addition to and without waiving any other rights a party may have under this Agreement or Applicable Law, Retailer and Bank agree to negotiate in good faith for a period of not less than sixty (60) days following Bank’s written request to Retailer to negotiate with the goal of adding additional or modifying the Prepaid Card Fees and/or [***] to provide that Bank achieves its goals, including economic goals, under the Program, during the balance of the Term while still meeting all of Retailer’s goals, including Retailer’s economic goals. If Retailer and Bank are unable to reach a mutually satisfactory agreement within such sixty (60) day period, then each of Bank and Retailer shall have the right, exercisable by delivering written notice to the other Parties, and to Green Dot, to terminate this Agreement. If either Retailer or Bank delivers a termination notice pursuant to this Section 14.3(a), the effective date of termination shall be the date specified in such notice but not earlier than ninety (90) days from the date such notice is delivered (unless the parties mutually agree to a shorter transition period).
          (b) Retailer shall have the right, upon not less than ninety (90) days’ prior written notice to Bank and Green Dot, to terminate this Agreement if Retailer makes an election to do so pursuant to Section 1.5(c)(ii) or 1.5(d)(ii).
          (c) [***] shall have the right, by providing written notice [***] to [***] within the [***] immediately preceding the [***]

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[***] to [***], in which case [***] shall become effective [***] and (iii) notwithstanding anything else contained in this Agreement, following receipt of such notice, [***].
          (d) Bank shall have the right to terminate this Agreement upon written notice to the other Parties if required to do so by a Governmental Authority. Bank shall provide notice of such termination at least ninety (90) days in advance, or shall otherwise provide prior notice as permitted by such Governmental Authority.
          (e) Bank shall have the right, upon at least ninety (90) day’s prior written notice to the other Parties, to terminate this Agreement if Applicable Law (or interpretations thereof) applicable to any aspect of the Program, other than to fees and charges, change in a way, which, in Bank’s commercially reasonable judgment, could have a material adverse effect on the Program.
          (f) Retailer, Bank and/or Green Dot shall each have the right to terminate this Agreement pursuant to Section 1.13(b).
          (g) [***] shall have the right to terminate this Agreement upon not less than [***] notice to [***] and [***] if there occurs a [***] with respect to [***] or a [***] with respect to [***] other than a [***].
          (h) [***] shall have the right to terminate this Agreement upon not less than [***] notice to [***] and [***] if there occurs a [***] with respect to [***] or a [***] with respect to [***] other than a [***].
          (i) Notwithstanding anything to the contrary contained in this Agreement, Bank may engage Retailer in the good faith renegotiation of this Agreement if the federal or state laws (or interpretations thereof) applicable to fees and charges imposed by Bank under the Program change [***]. In the event of a renegotiation pursuant to this Section 14.3(i) [***].

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          (j) Retailer and Bank each shall be entitled to terminate this Agreement upon written notice to the other Parties if Retailer and Bank do not agree upon a Green Dot Successor pursuant to Section 14.11 after Bank exercises its rights under Sections 2.5, 4.4(e), 4.10(c) or 4.11(b).
          (k) Retailer shall have the right to terminate this Agreement upon at least ninety (90) days’ advance written notice to the other Parties if Bank fails to achieve the Default Percentage with respect to the same Service Level during any [***] consecutive calendar [***] or during any [***] calendar [***] during any rolling [***] calendar [***] period during the Term (each a “Repeated SLA Failure”), excluding any calendar months for which a grace period applies, provided that Retailer must exercise its right to terminate under this Section with respect to any Repeated SLA Failure by providing the other Parties its written notice of termination no later than thirty (30) days following the date on which Retailer first has the right to terminate this Agreement for such Repeated SLA Failure under this Section. Notwithstanding the foregoing, this provision shall not apply to Repeated SLA Failures with respect to Non-Termination Right Service Levels.
14.4 Purchase of Cards by Retailer
          (a) If this Agreement terminates for any reason, then, subject to any necessary regulatory filings or governmental approvals, Retailer may, in accordance with the requirements of this Section 14.4, [***] all [***] with [***], and the [***] by [***] the [***] as described [***] any [***] which have been [***] by [***] and [***] of all [***] or other [***], for a price as set forth in Section 14.4(d). Bank shall transfer the Retailer Customer Information with the Prepaid Cards. Bank and Retailer will work together to assign or transfer the customer the Prepaid Card numbers relating to the Prepaid Cards. [***].
          (b) Retailer’s right to exercise its option to purchase the Prepaid Cards under Section 14.4(a) is conditioned upon its cure of any failure to pay any bona fide amounts that Bank has reasonably shown to be due and owing by Retailer under Section 6.1 of this Agreement by the date Retailer gives notice of its intent to purchase. Retailer may only exercise its option to purchase under Section 14.4(a) in the following ways:
          (i) If termination is pursuant to expiration of this Agreement under Section 14.1 or termination under Section 14.3, Retailer shall give notice of its intent to exercise to Bank no later than sixty (60) days prior to the date of termination; or

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          (ii) If termination is pursuant to Section 14.2, Retailer shall give notice of its intent to exercise to Bank no later than forty-five (45) days after notice of termination of this Agreement has been delivered by the terminating party.
          (c) If Retailer exercises the purchase option under Section 14.4(a), Retailer shall complete its purchase no later than [***] from the date Retailer gives notice of its intent to purchase, provided that (i) for each month after the [***] after Retailer has given notice of its intent to purchase, [***] shall pay [***], on a [***] basis, the [***], if any, and (ii) during the period prior to such purchase, Bank and Green Dot shall continue to provide Retailer with reasonable levels of Prepaid Card and Reload Pack packaging inventory and otherwise continue to operate the Program in accordance with the terms of this Agreement in order for Retailer to continue the Program as such Program had been operated prior to notice of termination until Retailer’s completion of the purchase. Notwithstanding the foregoing, if Retailer is unable to complete its purchase by the end of the [***] period, including for a failure to obtain governmental or regulatory approval, Bank shall have the right to wind-down the Program pursuant to Section 14.5. Retailer shall use commercially reasonable efforts to complete the purchase within the [***] after Retailer has given notice of its intent to purchase.
          (d) The purchase price for Prepaid Cards sold pursuant to this Section 14.4 shall be payable by Bank in immediately available funds and shall be an amount equal to the aggregate dollar amount loaded on Prepaid Cards as of the closing date of the sale.
          (e) The cost of communication and re-branding required by this Section 14.4 will be borne by [***] or its designated institution. The cost of communication and rebranding required by Section 14.5 below will be borne by [***].
14.5 Wind-down by Bank.
          If Retailer does not exercise its option to purchase the Prepaid Cards pursuant to Section 14.4, then following the Agreement Termination Date: (a) Bank shall have the right, in addition to and retaining all other rights it may have under the terms of this Agreement or Applicable Law, (i) to wind-down the remaining Prepaid Cards in any lawful manner which may be expeditious or economically advantageous to Bank, including the issuance of a replacement or substitute Prepaid Card, (ii) to refer to Retailers name and use the Retailer Marks pursuant to the license granted in Section 11.3 solely for the purpose of identifying the Prepaid Cards in its customary communications with existing customers until all Prepaid Cards are terminated or re-branded; provided, however, that Bank shall re-brand all of the Prepaid Cards no later than [***] after the Agreement Termination Date; and provided, further, that Bank may not re-brand the Prepaid Cards with a Competitor or sell the Prepaid Cards to a Competitor; and (b) Retailer expressly agrees to cooperate with Bank and take any reasonable action to effectuate any such wind-down or re-branded Prepaid Card issuance in an orderly manner. During any wind-down pursuant to this Section 14.5, Bank agrees that it will not utilize Retailer Customer Numbers without the express written consent of Retailer.
14.6 Additional Termination Provisions.

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          (a) If Retailer does not exercise the option available to it under Section 14.4, Bank shall have the right to allow Cardholders to make loads to Cards and obtain any other functionality on the Cards after the Agreement Termination Date at any merchant location nationwide at which Bank has agreements in place to allow for such functionality.
          (b) If Retailer does not exercise the option available to it under Section 14.4, subject to Section 14.5, for any reason other than a failure to obtain regulatory approval for the purchase after using reasonable efforts to do so, and Bank re-brands the Cards pursuant to Section 14.4, Retailer shall not directly solicit the existing base of customers for a new Card Product, as that term is defined in Section 11.7, for a period of [***] from the Agreement Termination Date unless Retailer and Bank mutually agree otherwise.
          (c) Within thirty (30) days following termination of this Agreement for any reason, Retailer shall: (i) pay to Bank the actual unit cost of any unsold Temporary Prepaid Card inventory shipped to Retailer, and (ii) pay to Green Dot the actual unit cost of any unsold Reload Pack inventory shipped to Retailer.
14.7 Termination for Force Majeure.
          (a) This Agreement may be terminated by either Bank or Retailer without penalty after the passing of [***] following the notice by one party to the other party that its performance hereunder is prevented or materially impeded, without the ability to cure by a force majeure event that could not reasonably be prevented; including acts of God, fire, explosion, accident or material changes in Applicable Laws rendering it illegal or impossible for the notifying party to perform as contemplated by this Agreement.
          (b) Any such failure to perform shall not be considered a breach of this Agreement during the period of such disability (i.e., prior to sixty (60) days), if the disabled party promptly advises the other party in writing that it is unable to perform due to such a force majeure event, setting forth (i) the nature of the event; (ii) its expected effect(s) and duration; (iii) any expected development which may further affect performance hereunder; and (iv) the efforts which will be made to cure such force majeure event or provide substitute performance.
14.8 Survival.
          All provisions of this Agreement shall survive the Agreement Termination Date and shall remain in effect until the Final Wind-Down Date; provided that following the Agreement Termination Date, Bank shall have no further obligation to originate any Prepaid Cards, allow loads to Prepaid Cards, promote the Program or fund the Program Marketing Fund. Upon the Agreement Termination Date, Bank shall continue to own Prepaid Cards and all related relationships unless and until the Prepaid Cards shall have been sold pursuant to Section 14.4. Following the Final Wind-Down Date, all obligations of the parties hereunder shall terminate except for the provisions of Article XV, Article XVI, and Sections 1.13(b), 4.8, 8.1(g), 8.2(c), 11.4, 11.6, 12.1, 12.2, 13.3, 14.4, 14.5, 14.6. and 14.8.
14.9 Communication with Cardholders.

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          Except as required by Applicable Law, upon delivery of a notice of termination under this Article XIV no Party may communicate with Cardholders; provided, however, that (x) Bank may continue to service the Prepaid Cards substantially in the same manner in which the Prepaid Cards were serviced in the twelve (12) months prior to delivery of the notice of termination and (y) Bank may communicate with Cardholders in connection with its rights under Section 14.5. Bank and Retailer shall mutually agree upon all communications with Cardholders regarding the termination of this Agreement and the Program. If Bank or Retailer is required by Applicable Law to communicate with Cardholders after delivery of a notice of termination, the other party may review and approve (which approval shall not be unreasonably withheld or delayed) such communication prior to its distribution to Cardholders.
14.10 Intentionally Omitted.
14.11 Green Dot Successor.
          The rights of Retailer or Bank to terminate this Agreement pursuant to Sections 4.10(c), 14.2 or 14.3, and/or Bank’s rights to terminate its obligations to allow Cardholders to reload Permanent Prepaid Cards pursuant to Reload Pack Sales or POS Loads pursuant to Sections 2.5, 4.4(e) or 4.11(b) because of an act or omission by Green Dot or an occurrence with respect to Green Dot or the GD Network (each a “Specified Termination Right”) are expressly conditioned on the provisions of this Section 14.11 and Retailer and Bank first attempting to find a replacement for Green Dot in the Program in accordance with the following procedures.
          (a) Upon Retailer or Bank providing notice of termination pursuant to any Specified Termination Rights, Retailer and Bank shall confer promptly to determine whether there is Person that able and willing to undertake Green Dot’s responsibilities with respect to the Program, and is mutually acceptable to Retailer and Bank in their commercially reasonable discretion (the “Green Dot Successor”). Bank may undertake itself (or through Affiliates) one or more of Green Dot’s responsibilities with respect to the Program with Retailer’s consent, which consent will not be unreasonably withheld.
          (b) Retailer and Bank shall work in good faith together to form a Green Dot Successor for a period (“Green Dot Replacement Period”) of not less than [***]; provided, however, that such shall be only [***] if Retailer or Bank reasonably determines that continued operation of the Program with Green Dot beyond such [***] period will have a material adverse effect on such Party’s respective operations, interest in the Program or customer interactions. Notwithstanding anything else contained in this Agreement, the notice period for exercise of any Specified Termination Right shall not end prior to expiration of the Green Dot Replacement Period.
          (c) Without limiting the generality of Section 14.11(b), Retailer and Bank acknowledge and agree that neither Party shall be required to consent to the replacement of Green Dot with a Green Dot Successor if such replacement would have a Substantial Adverse Impact on Cardholders during the Green Dot Replacement Period. The term “Substantial Adverse Impact” shall mean a substantial and continuing disruption in the ability of Cardholders to load or use their Prepaid Cards; provided, however, that Retailer and Bank each expressly

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acknowledge that some disruption is inherent in any replacement of Green Dot in the Program with the Green Dot Successor.
          (d) If Retailer and Bank mutually agree upon a Green Dot Successor within the Green Dot Replacement Period, then the replacement of Green Dot with the Green Dot Successor shall be documented by agreements among Retailer, Bank and the Green Dot Successor that are mutually acceptable to such Parties; provided, that Retailer and Bank agree that (i) the Green Dot Successor shall not be required to assume any obligations or liabilities of Green Dot under this Agreement for any time before the Green Dot Successor replaces Green Dot, and (ii) such documentation will impose obligations on the Green Dot Successor, and provide the Green Dot Successor with rights, for the period beginning with the substitution for Green Dot that are the same as the obligations and rights of Green Dot under this Agreement immediately prior to the substitution (without regard to any Event of Default by Green Dot).
          (e) Upon execution of any documentation replacing Green Dot with a Green Dot Successor: (i) Green Dot’s rights and obligations under this Agreement shall terminate (except for those rights and obligations that survive termination of this Agreement by its terms); (ii) Retailer or Bank shall not be entitled to terminate this Agreement on account of the Specified Termination Right that resulted in the replacement of Green Dot with the Green Dot Successor, and (iii) Retailer, Bank and the Green Dot Successor shall continue to perform their obligations under this Agreement for the Term.
          (f) Retailer and Bank shall be entitled to suspend participation in the GD Network during the Green Dot Replacement Period if such Party reasonably determines that continued performance presents a material risk of substantial financial loss or reputational harm to such Party. For purposes of this Section, as well as other provisions of this Agreement, a substantial financial loss or reputational harm to Retailer or Bank shall be determined in relationship to the scope of the Program and not Retailer’s or Bank’s general operations or assets.
ARTICLE XV
INDEMNIFICATION
15.1 Indemnification by Retailer.
          Retailer agrees to protect, indemnify, and hold harmless Bank, its Affiliates, and the shareholders, employees, officers, and directors of each of Bank and its Affiliates, from and against any and all Indemnified Losses arising out of, connected with or resulting from, or arising out of, connected with or resulting from a complaint, claim or action which alleges:
          (a) any false or misleading representation by Retailer, its agents or independent contractors to a Cardholder or applicant for a Prepaid Card (other than at the direction of Bank) relating to a Prepaid Card or the Program;
          (b) any act, or omission where there was a duty to act, or any fraud by Retailer or its employees, officers, directors, shareholders, agents, lessees, franchisees or independent contractors, relating to a Prepaid Card or the Program;

          (c) any breach by Retailer, its Affiliates or any of their respective employees, agents or independent contractors of any of the terms, covenants, representations, warranties, or other provisions contained in this Agreement, the Operating Procedures or any other instrument or document delivered by Retailer to Bank in connection herewith or therewith;
          (d) the failure by Retailer, its agents or independent contractors to comply with any Applicable Law in the exercise of Retailer’s rights or the performance of Retailer’s obligations under this Agreement;
          (e) any and all advertising, promotions and marketing programs, documents or materials conducted by or on behalf of Retailer, other than references or descriptions of debit features available under the Program which have been approved in writing by Bank prior to their use;
          (f) any breach of security or theft with respect to Temporary Prepaid Cards while such Prepaid Cards are in the possession of Retailer, its agents or independent contractors;
          (g) any act or omission of Retailer, its agents or independent contractors as Bank’s agent pursuant to an appointment pursuant to Section 1.11;
          (h) any and all advertising, promotions and marketing programs, documents or materials conducted by or on behalf of Retailer, its agents or independent contractors, other than references or descriptions of the Program which have been approved in writing by Bank prior to their use; or
          (i) infringement or misappropriation of the Intellectual Property rights of any third party in connection with use of the Retailer Technology, Retailer Owned Modifications, or Retailer Created Technology as permitted by, or to provide services under, this Agreement.
provided that in no event shall (A) Retailer be obligated to indemnify Bank under this Section 15.1 against any Indemnified Losses which result from the willful or negligent acts or omissions of Bank or any violation by Bank of the Prepaid Card Terms or any other agreement, understanding, or representation between Bank and any Cardholder relating to a Prepaid Card, or (B) Bank be considered an agent or independent contractor of Retailer for purposes of determining Retailer’s indemnity obligations for the conduct of Retailer’s agents or independent contractors.
15.2 Indemnification by Bank.
          Bank agrees to protect, indemnify, and hold harmless Retailer, its Affiliates, and the shareholders, employees, officers, and directors of each of Retailer and its affiliates, from and against any and all Indemnified Losses arising out of, connected with or resulting from, or arising out of, connected with or resulting from a complaint, claim or action which alleges:
          (a) (i) the failure of the Card Program, including, without limitation, the Prepaid Card Documentation, the Privacy Policy or the Operating Procedures for the Card Program, to comply with Applicable Law, or the failure of Bank or its agents or independent contractors to comply with Applicable Law in the exercise of Bank’s rights or the performance of Bank’s obligations under this Agreement, (ii) the failure by Bank or its agents or independent contractors to comply with Bank’s obligations under this Agreement with respect to the Card Program, including, without limitation, the Prepaid Cards and the Prepaid Card Terms; and (iii) any credit or other products and services, including any documentation related thereto (other than those related to the Program), offered or sold by Bank, or its agents and independent contractors, to Cardholders;
          (b) any transaction, contract, understanding, promise, representation or relationship, actual, asserted or alleged, between Bank and any Cardholder relating to a Prepaid Card or the Card Program;
          (c) any and all references or descriptions of Prepaid Card features available under the Program in any advertising, promotions and marketing programs, documents or materials relating to the Card Program which have been approved in writing by Bank prior to their use;
          (d) any breach by Bank or its employees, agents or independent contractors of any of the terms, covenants, representations, warranties, or other provisions contained in this Agreement with respect to the Card Program, including, without limitation, with respect to Prepaid Cards, the Operating Procedures for the Card Program or any other instrument or document delivered by Bank to Retailer in connection herewith or therewith;
          (e) any other act, or omission where there was a duty to act by Bank or its employees, officers, directors, shareholders, agents or licensees or any independent contractors hired by Bank relating to the Card Program, including, without limitation, with respect to Prepaid Cards;
          (f) the failure of Bank to comply with any Applicable Law;
          (g) any and all advertising, promotions and marketing programs, documents or materials conducted by or on behalf of Bank, other than references or descriptions of the Program which have been approved in writing by Green Dot prior to their use;
          (h) infringement or misappropriation of the Intellectual Property rights of any third party in connection with use of the Bank Technology, Bank Owned Modifications, Bank Created Technology or the Bank IVR as permitted by, or to provide services under, this Agreement.
provided that in no event shall (A) Bank be obligated to indemnify Retailer under this Section 15.2 against any Indemnified Losses which result from the willful or negligent acts or omissions of Retailer, or (B) Retailer be considered an agent or independent contractor of Bank for purposes of determining Bank’s indemnity obligations for the conduct of Banks agents or independent contractors.
15.3 Notice.
          Each Party shall promptly notify the other Party of any claim, demand, suit or threat of suit of which that party becomes aware (except with respect to a threat of suit either party might institute against the other) which may give rise to a right of indemnification pursuant to this Agreement; provided that failure to provide such notice shall not affect the obligations of the Party from whom indemnification is sought, except to the extent that the indemnifying Party shall have been materially prejudiced by such failure. The indemnifying Party will be entitled to participate in the settlement or defense thereof and, if the indemnifying Party elects, to take over and control the settlement or defense thereof with counsel satisfactory to the indemnified Party. In any case, the indemnifying Party and the indemnified Party shall cooperate (at no cost to the indemnified Party) in the settlement or defense or any such claim, demand, suit or proceeding.
15.4 Survival.
          The provisions of this Article XV shall survive the Agreement Termination Date and the Final Wind-Down Date.
ARTICLE XVI
MISCELLANEOUS
16.1 Assignability; Subcontracting.
          (a) No Party may assign its respective rights and obligations under this Agreement without the prior written consent of the other Parties, provided that any Party may assign all or a portion of its rights and obligations under this Agreement to an Affiliate of the assigning Party without the prior written consent of the other Parties, including assignments to such an Affiliate in connection with a sale, exchange or transfer of all or substantially all of such Party’s business and assets or any other form of business combination of the assigning Party with or into its Affiliate; provided that (i) no such assignment shall release the assigning Party from its obligations hereunder, (ii) with respect to any such assignment by Bank, such assignment must be to an Affiliate of Bank that is a state or federally chartered depositary institution with FDIC insurance, and (iii) notwithstanding the foregoing, Green Dot may assign this Agreement without consent of the other Parties so long as such assignment is in connection with the sale of all or substantially all of its assets and does not constitute a Prohibited Change of Control.
          (b) Notwithstanding any other provision of this Agreement to the contrary, it is acknowledged and agreed that Bank may use its Affiliates or other Persons to perform functions of Bank hereunder within guidelines set by Bank; provided that Bank shall be responsible for the functions performed by such Affiliates or other Persons to the same extent Bank would be responsible if it performed such obligations itself.
16.2 Entire Agreement; Amendment.
          This Agreement, together with the Schedules and Exhibits hereto, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior understandings and agreements between the parties with respect to the subject matter hereof, whether written or oral. This Agreement may not be amended except by written instrument signed by Bank, Green Dot, Wal-Mart Stores, Inc., Wal-Mart Stores Texas L.P., Wal-Mart Louisiana, LLC, Wal-Mart Stores East, Inc., and Wal-Mart Stores East, L.P.; provided, however, that the Parties may agree to changes in the Retailer Stores involved in Phase I of the Program without a signed, written amendment to this Agreement. As between Retailer and Bank, in the event of any conflict between the terms of this Agreement and the terms of that certain Supplier Agreement, dated September 14, 2006, by and between Bank and Retailer, the terms of this Agreement shall control. As between Retailer and Green Dot, in the event of any conflict between the terms of this Agreement and the terms of that certain Supplier Agreement, dated July 20, 2006, by and between Green Dot and Retailer, the terms of this Agreement shall control.
16.3 Non-Waiver.
          No delay by any Party hereto in exercising any of its rights hereunder, or in the partial or single exercise of such rights, shall operate as a waiver of that or any other right. The exercise of one or more of a Party’s rights hereunder shall not be a waiver of, nor preclude the exercise of, any rights or remedies available to such Party under this Agreement or in law or equity.
16.4 Severability.
          If any provision of this Agreement is held to be invalid, void or unenforceable, all other provisions shall remain valid and be enforced and construed as if such invalid provision were never a part of this Agreement.
16.5 Governing Law.
          This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.
16.6 Further Assurances.
          Each Party hereto agrees to execute all such further documents and instruments and to do all such further things as the other party may reasonably request in order to give effect and to consummate the transactions contemplated hereby, and to provide access to the other party and its regulators to the extent necessary to comply with Applicable Law.
16.7 Notices.
          All notices, demands and other communications hereunder shall be in writing and shall be sent by certified mail return receipt requested, by hand, by facsimile with verbal confirmation of receipt, or by nationally recognized overnight courier service addressed to the Party to whom such notice or other communication is to be given or made at such Party’s address as set forth below, or to such other address as such Party may designate in writing to the other Parties from time to time in accordance with the provisions hereof and shall be deemed given when delivered to a Party at the address below in the case of overnight courier service, by hand or by facsimile or three (3) Business Days after being sent in the United States postal system, as follows: (i) if to Retailer: Wal-Mart Stores, Inc., 702 S.W. Eighth Street, Bentonville; Arkansas 72716-0565, Attention: Financial Services Department, with a copy to the General Counsel at the same address; (ii) if to Bank: GE Money Bank, 4246 South Riverboat Road, Suite 200, Salt Lake City, Utah 84123, Attention: President, with a copy to: GE Prepaid Card Services, 777 Long Ridge Road, Stamford, Connecticut 06902-1250, Attention: General

Counsel; and (iii) if to Green Dot: Green Dot Corporation, 605 East Huntington Drive, Suite 205, Monrovia, California 91016, Attention: Chief Executive Officer, with a copy to its General Counsel at the same address.
16.8 Independent Contractor.
          Except as expressly provided in this Agreement, nothing contained in this Agreement shall be construed to constitute any Parties as partners, joint venturers, principal and agent, or employer and employee. Each Party will act hereunder solely as an independent contractor and will exercise exclusive control over any and all persons hired by each of them. No Party will be responsible to another Party or to any third person for any expense incurred by another Party, or on the part of any person employed by such other Party (other than as may be explicitly set forth herein). No Party may hold itself in a capacity contrary to the terms of this Agreement, and no Party shall become liable by reason of any representations, acts or omissions of the other contrary to the provisions hereof.
16.9 Multiple Counterparts.
          This Agreement may be executed in any number of multiple counterparts, all of which shall constitute but one and the same original.
16.10 Successors and Assigns.
          This Agreement shall be binding on the Parties and their respective successors and permitted assigns.
16.11 Joint and Several Obligations.
          Each obligation of a Retailer hereunder shall be a joint and several obligations of all Retailers and their respective successors and permitted assigns, and each Retailer is a primary obligor of all obligations of every Retailer and their respective successors and permitted assigns hereunder. In addition, any rights of Bank or Green Dot that relate to the acts or omissions of, or events affecting, Retailer, shall be applicable with respect to such acts or omissions of, or events affecting, any Retailer. For all purposes of this Agreement, notice given to or demand made upon any Retailer shall be deemed to be notice given to or demand made upon each Retailer. Each Retailer covenants for the benefit of Bank and Green Dot to enter into such agreements and to make such other arrangements as may be necessary to ensure that each Retailer receives copies of all such notices or demands from each other Retailer hereunder. Whenever this Agreement requires that payments be made to Retailer, Bank and Green Dot may make such payments directly to any Retailer, which Retailer shall receive such payment in trust for itself and the other Retailer entitled to all or any portion thereof. Bank and Green Dot shall have no obligation to ensure and no liability for the correct application of any payments made by it between Wal-Mart Stores, Inc., Wal-Mart Stores Texas L.P., Wal-Mart Louisiana, LLC, Wal-Mart Stores East, Inc., and Wal-Mart Stores East, L.P..
16.12 Third Party Beneficiaries.

          (a) The Parties do not intend this Agreement to create any rights in favor of a Person that is not a Party to this Agreement and the rights and obligations of the Parties to this Agreement shall be enforced solely by such Parties in accordance herewith.
          (b) Notwithstanding any other provision in this Agreement, all covenants, obligations, representations, and warranties expressly made by Bank under this Agreement are made solely for the benefit of Retailer, and shall be enforced solely by Retailer, with the exception of Section 4.10 (Intermediary Services), which also is made for the benefit of and may be enforced by Green Dot.
          (c) Notwithstanding any other provision in this Agreement, all covenants, obligations, representations, and warranties expressly made by Green Dot under this Agreement are made solely for the benefit of Retailer, and shall be enforced under this Agreement solely by Retailer, with the exception of Section 4.10 (Intermediary Services), which also is made for the benefit of and may be enforced by, Bank.
          (d) Notwithstanding any other provision in this Agreement, all covenants, obligations, representations, and warranties expressly made by Retailer under this Agreement are made solely for the benefit of Bank, and shall be enforced under this Agreement solely by Bank, with the exception of the GD Network Provisions, which also are made for the benefit of and may be enforced by Green Dot.
          (e) Notwithstanding any other provision in this Agreement, all covenants, obligations, representations, and warranties by Retailer with respect to the GD Network Provisions are made solely for the benefit of Green Dot, and shall be enforced under this Agreement solely by Green Dot.
          (f) Notwithstanding any other provision of this Agreement, any provision of this Agreement that is not a covenant, obligation, representation, or warranty expressly made by a specific Party, shall be for the benefit for all Parties and may be enforced by any Party.
          (g) Nothing in this Agreement, including this Section 16.12, but excluding Section 11.1(g), shall limit the rights or obligations that a Party may have with regard to another Party under a separate agreement between such Parties, including with respect to any such separate agreement that may relate to the Program.
16.13 Interpretation.
          As used in this Agreement,
          (a) All references to “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation;”
          (b) All references to “herein,” “hereunder” or like words shall refer to this Agreement as a whole and not to any particular section, subsection or clause contained in this Agreement; and

          (c) All references to “month” or “months” shall be deemed to be preceded by the word “calendar.”
          IN WITNESS WHEREOF, Bank, Green Dot and Retailer have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

WAL-MART STORES, INC.		WAL-MART STORES EAST, INC

By:	/s/ Jane J. Thompson	By:	/s/ Jane J. Thompson

Name:		Name:
Title:		Title:

WAL-MART STORES EAST, L.P.		WAL-MART STORES TEXAS L.P.

By:	/s/ Jane J. Thompson	By:	/s/ Jane J. Thompson

Name:		Name:
Title:		Title:

WAL-MART LOUISIANA, LLC

By:	/s/ Jane J. Thompson

Name:
Title:

GE MONEY BANK		GREEN DOT CORPORATION

By:	/s/ Margaret M. Keane	By:	/s/ Steven W. Streit

Name:	Margaret M. Keane	Name:	Steven W. Streit
Title:	SVP, GE Money Bank	Title:	CEO

APPENDIX I
CERTAIN DEFINED TERMS
          Unless otherwise defined in the Agreement to which this Appendix is attached, capitalized terms used in the Agreement shall have the meanings ascribed to them in this Appendix I.
          “Acquirer Agreement” has the meaning given to it in Section 5.1(c).
          “Activation Criteria” has the meaning given to it in Section 1.5(b).
          “Active Permanent Prepaid Card” means, as of any given date, any Permanent Prepaid Card, other than a Permanent Prepaid Card that has been terminated in accordance with Bank’s policies; which either had a positive balance or was utilized for a Purchase or for a cash withdrawal at an ATM at any time after the beginning of the month immediately preceding such date.
          “Affiliate” shall mean, with respect to any Person, each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person. For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. The term “Affiliate” shall not include the spouse of Sam Walton, or any descendant of Sam Walton or such descendant’s spouse, or any entity under the control of any of them and not also controlled by Retailer.
          “Agreement” means this Prepaid Card Program Agreement, including any Schedules or Addenda attached hereto.
          “Agreement Termination Date” means the date that the Agreement has been terminated pursuant to Article XI of the Agreement, notwithstanding that the Final Wind-Down Date has not yet occurred.
          “Applicable Law” means all federal, state and local laws, statutes, regulations, written regulatory guidance, orders or directives, as may be amended and in effect from time to time during the Term of this Agreement including the Electronic Fund Transfer Act and Regulation E.
          “Applicant” means an individual who purchases a Temporary Prepaid Card or requests activation of a Prepaid Card.
          “ATM” means automated teller machine or unattended point-of-sale terminal that has electronic capability; accepts PIN numbers and dispenses cash in connection with Prepaid Cards.
          “Authorization System” means that portion of equipment, software, systems, processes and procedures used or necessary for use by Bank to authorize Cardholder transactions under the Program.

          “Available for Use” means the ability of equipment, software, systems, data, and functions for which Green Dot or Bank is operationally responsible including, without limitation, the Authorization System, the Bank IVR and the Green Dot IVR, to be utilized or accessed by Bank, Retailer, Cardholders or other third-parties, as intended in accordance with normal operations.
          “Availability”, unless otherwise defined herein, means the extent to which referenced equipment, software, systems, data or services are Available for Use.
          “Balance Limit” has the meaning given to it in Section 2.2(c).
          “Bank” means GE Money Bank and its successors and permitted assigns.
          “Bank Created Technology” has the meaning given to it in Section 12.1(a).
          “Bank IVR” means any interactive voice response system utilized by Bank, whether by agreement with a third party servicer or otherwise, to provide services under the Card Program.
          “Bank Owned Modifications” has the meaning given to it in Section 12.1(a).
          “Bank Technology” has the meaning given to it in Section 12.1(a).
          “Business Day” means any day, except Saturday, Sunday, or a day on which banks are required or permitted to be closed in the State of New York.
          “Cardholder” means any individual to whom Bank has issued a Card under this Program or who is or may become obligated under or with respect to use of the Card.
          “Cardholder Agreement” means the agreement between Bank and Cardholder to whom Bank issues the Card governing the terms and conditions applicable to the use of the Card and all disclosures associated therewith.
          “Card Product” has the meaning given to it in Section 11.7(b).
          “Card Program” means the program in which the Bank issues, services, and accepts loads and reloads to Prepaid Cards, and in which Prepaid Cards are marketed by the Parties, all as set forth in this Agreement.
          “Card Services” has the meaning given to it in Section 1.5(b).
          “Change of Control” means any event or series of events by which any Person (or Persons acting in concert) shall acquire Control of another Person.
          “Commencement Date” means the date that the first Temporary Prepaid Card is sold at a Participating Store pursuant to the Program.
          “Competitor” means any of [***].

***	Confidential material redacted and filed separately with the Commission

          “Confidential Information” has the meaning given to it in Section 11.4(a).
          “Consumer Credit Card Program” means the open-end revolving private label and dual credit card, as established by Bank and Retailer pursuant to that certain Amended and Restated Consumer Credit Card Program Agreement by and between Retailer and Bank, dated August 25, 2004, as amended from time to time.
          “Control” shall mean the direct or indirect ownership of over 50% of the capital stock (or other ownership interest, if not a corporation) of any Person or the possession, directly or indirectly, of the power to direct the management and policies of such Person by ownership of voting securities, by contract or otherwise. “Controlling” shall mean having Control of any Person and “Controlled” shall mean being the subject of Control by another Person.
          “Daily Report” has the meaning given to it in Section 6.1(a).
          “Default” means any event the occurrence of which, with the passage of time or the giving of notice or both, would constitute an Event of Default.
          “Default Percentage” means, with respect to a Service Level, the “Default Percentage” or “Default %” set forth opposite such Service Level in Schedule 9.1.
          “Direct Deposit Load” has the meaning given to it in Section 2.6.
          “Downtime” means the number of minutes in the calendar month during which identified equipment, software, systems, data, services or function was not Available for Use or where response time of such service is outside established parameters.
          “Early Termination Fee” shall mean the [***] and [***] as of the Agreement Termination Date.
          “Effective Date” has the meaning given to it in the Preamble.
          “Emergency Suspension Event” has the meaning given to it in Section 4.11(a).
          “Event of Default” has the meaning given to it in Section 13.1.
          “Excused Downtime” means (i) Downtime during a Scheduled Maintenance Window, and (ii) any other period during which any particular equipment, software, system, function or service is not Available For Use (x) of which Bank or Retailer, as applicable, has approved, such approval not to be unreasonably withheld, (y) which Bank or Retailer, as applicable, has excused, or (z) which are outages due to matters outside of Green Dot’s or Bank’s, as applicable, Span of Control.
          “FDIC” means Federal Deposit Insurance Corporation.

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          “Final Wind-Down Date” shall mean the first date after the conclusion of the wind-down described in Section 14.5 or the date on which Retailer consummates a purchase pursuant to Section 14.4.
          “GD Marks” means Green Dot’s name(s), logos, service marks or trademarks used in the creation, development, marketing and administration of the Program including, without limitation, those appearing on Prepaid Cards, Reload Packs, and Promotional Materials.
          “GO Merchant” has the meaning given to it in Section 4.1(a).
          “GD Network” has the meaning given to it in Section 4.1(a).
          “GD Network Agreement” has the meaning given to it in Section 16.2.
          “GD Network Data” has the meaning given to it in Section 4.10.
          “GD Network Funds” has the meaning given to it in Section 4.10.
          “GD Network Provisions” means the provisions set forth in Section 3.1(e) and in Article IV of this Agreement.
          “GD Network Participant” has the meaning given to it in Section 4.8(a)(ii).
          “GD Services Agreement” has the meaning given to it in Section 16.2.
          “Governmental Authority” means any federal, state or local domestic, foreign or supranational governmental or regulatory authority, agency, court, tribunal, commission having jurisdiction over Bank or Retailer, as the case may be.
          “Green Dot IVR” means any interactive voice response system utilized by Green Dot to provide services under the Load Program.
          “Green Dot Replacement Period” has the meaning given to it in Section 14.11(b).
          “Green Dot Successor” has the meaning given to it in Section 14.11(a).
          “Gross Settlement Amount” has the meaning given to it in Section 6.1.
          “Identification Information” has the meaning given to it in Section 8.2(b) of the Agreement.
          “Indemnified Losses” means any and all losses, liabilities, costs, and expenses (including reasonable attorneys’ fees and expenses, reasonable out-of-pocket costs, interest and penalties), settlements, equitable relief, judgments, damages (including liquidated, special, consequential, punitive and exemplary damages), claims (including counter and cross-claims, and allegations whether or not proven) demands, offsets, defenses, actions, or proceedings by whomsoever asserted.

          “Initial Term” has the meaning given to it in Section 14.1.
          “Intellectual Property” has the meaning given to it in Section 12.1(e).
          “Intermediary Services” has the meaning given to it in Section 4.3
          “Internet” means the worldwide web.
          “Lease Department” means any franchised or leased department of Retailer which Retailer has designated as such for purposes of the Agreement.
          “License-Grant Provisions” has the meaning given to it in Section 12.2(a).
          “Licenses” has the meaning given to it in Section 12.2(a).
          “Load Program” means the program in which Green Dot loads Prepaid Cards through POS Loads and Reload Pack Sales through the GD Network.
          “Load Program Promotional Materials” has the meaning given to it in Section 4.3.
          “Monthly Bank Shortfall,” with respect to any calendar month, means the amount by which the Bank’s average Monthly Per Card Revenue for the six (6) full calendar months immediately preceding Bank’s receipt of Retailer’s notice of intent to purchase under Section 14.4(b) exceeds Bank’s actual Monthly Per Card Revenue for such month multiplied by the number of Active Permanent Prepaid Cards as of the last day of such calendar month.
          “Monthly Per Card Revenue,” with respect to any calendar month, means the gross revenue received by Bank in Operating the Program during such calendar month divided by the number of Active Permanent Prepaid Cards as of the last day of such calendar month.
          “Minimum Requirements” means (i) (A) sales averaging at least [***] Temporary Prepaid Cards per Participating Store per day, and (B) fraud losses on the Prepaid Cards does not exceed [***] basis points of the Purchase transaction volume, with A and B each measured over the thirty (30) day period occurring immediately prior to the date of calculation, and considering only Participating Stores that have offered Temporary Cards for at least sixty (60) days, and (ii) implementation by Bank and Retailer of a mutually agreed anti-theft device, such agreement and implementation not to be unreasonably withheld or delayed by either party, that protects against the theft of Temporary Prepaid Cards at Participating Stores.
          “Network” means a provider of debit transaction network services.
          “Network Acquirer” has the meaning given to it in Section 5.1.
          “Network Providers” means the providers of debit transaction network services under the Program mutually agreed upon by Retailer and Bank after requesting and reviewing

***	Confidential material redacted and filed separately with the Commission the service proposals and subject to change upon the mutual agreement of Bank and Retailer, and which shall include, as of the Commencement Date, Visa and Interlink.
          “Nonpublic Personal Information” has the meaning given to it in Section 8.1(a).
          “Non-Branded Card Product” has the meaning given to it in Section 11.7(b).
          “Non-Store Location” means any retail location, other than a Store (or Retailer website), which accepts debit cards in payment for goods and/or services purchased at such location.
          “Non-Termination Right Service Level” means a Service Level designated as such in Schedule 9.1 or in any other writing signed by the Parties. Bank shall use commercially reasonable efforts to address any failure to meet Non-Termination Right Service Levels.
          “Object Code” has the meaning given to it in Section 12.2(a).
          “OFAC” means the Office of Foreign Assets Control.
          “Operating Procedures for the Card Program” means the instructions and procedures established or amended from time to time for the operation of the Card Program as provided for in Section 1.5(c).
          “Operating Procedures for the Load Program” means the instructions and procedures established or amended from time to time for the operation of the Load Program as provided for in Section 4.4.
          “Participating Store” means any Store that participates in the Program in accordance with the provisions of this Agreement, provided that, in the event that Wal-Mart.com is added as a Party to this Agreement, all references in this Agreement to states in which Participating Stores are located shall include the states in which any Person(s) conducting a transaction under the Program with Wal-Mart.com resides and, for purposes of this Agreement, any such transaction shall be deemed to be a transaction conducted at a Participating Store in such state.
          “Permanent Prepaid Card” has the meaning given to it in the Section 1.2.
          “Person” means and includes any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.
          “Phase I” has the meaning given to it in Section 1.13.
          “Phase I Territory” means Alabama, California, Georgia and Texas, and / or such other states or territories that the Parties may agree upon from time to time in writing.

          “PIN” means a personal identification number used as a security control on an Account.
          “POS Loads” has the meaning given to it in Section 4.1(c).
          [***] has the meaning given to it in Section 4.4.
          “POS Load Data” has the meaning given to it in Section 4.10.
          “POS Load Funds” has the meaning given to it in Section 4.10.
          “POS Location” means an electronic cash register or similar device at the physical place at which a Purchase is made in a Participating Store, excluding Lease Departments.
          “Prepaid Card” has the meaning given to it in Section 1.1.
          “Prepaid Card Documentation” means’ with respect to a Prepaid Card, any and all documentation or materials relating to the Prepaid Card, including (a) the Prepaid Card itself, (b) Prepaid Card packaging or mailers, (c) Prepaid Card Terms, (d) Prepaid Card statements, (e) adverse action information, (f) change of terms notices, (g) correspondence, memoranda, documents, instruments, certificates, agreements and invoices (to the extent that the foregoing are authored and delivered solely by Bank), (h) any and all amendments or modifications to the materials lists in clauses (a) through (g), however stored or kept, and (i) any other information written by Bank relating to a Prepaid Card; provided, that “Prepaid Card Documentation” shall not include materials used for advertising or solicitation including advertising or solicitations of credit-based promotions other than references or descriptions of debit features available under the Program which have been approved in writing by Bank prior to their use.
          “Prepaid Card Fees” has the meaning given to it in Section 1.5(d).
          “Prepaid Card Shrinkage” means the cost of Temporary Prepaid Card inventory lost through theft, obsolescence or other causes after delivery to the Participating Stores.
          “Prepaid Card Terms” means the terms and conditions agreed to by Bank and each Cardholder which govern a Prepaid Card and pursuant to which such Cardholder may load the Prepaid Card and use the Prepaid Card to make Purchases, cash withdrawals at ATMs and any other transactions contemplated by this Agreement, together with any modifications or amendments which may be made to such terms.
          “Pricing Structure” has the meaning given to it in Section 11.7(j).
          “Privacy Policy” has the meaning given to it in Section 8.1(a).
          “Program” means, collectively, the Load Program and the Card Program.
          “Program Expenses” has the meaning given to it in Section 3.1(a).

***	Confidential material redacted and filed separately with the Commission

          “Program Information” has the meaning given to it in Section 8.2(b).
          “Program Marketing Fund” has the meaning given to it in Section 7.2(a).
          “Program Quarter” means each three month period beginning on the Effective Date.
          “Prohibited Change of Control” means any Change in Control with respect to Green Dot, or any transaction in which a Person acquires all or substantially all of Green Dot’s assets, if the Person that acquires Control of Green Dot, or all or substantially all of Green Dot’s assets, either: (a) is not at least as financially sound as Green Dot and/or not at least as capable of meeting the obligations of Green Dot under this Agreement as Green Dot; (b) is insolvent or will become insolvent as a result of such acquisition; (c) in the commercially reasonable judgment of Retailer or Bank, would cause harm to the goodwill or reputation of Retailer or Bank or the Retailer or Bank name or brand; (d) is in the business of operating general merchandise retail sales outlets or providing consumer financial services; or (e) has been engaged in material litigation with Retailer or Bank in the past ten (10) years or there has been the threat of such material litigation. For purposes of clarification, an initial public offering by Green Dot, or an internal reorganization among Affiliates shall not, by itself, be considered a “Prohibited Change of Control” hereunder.
          “Promotional Materials” has the meaning given to it in Section 1.5(f).
          “Purchase” means (i) the purchase by a Cardholder of any goods and/or services, and (ii) any “cash-over” transactions made with such purchases.
          “Regulations” has the meaning given to it in Section 8.1(a).
          “Reload Pack” means a MoneyPak or any other type of universal cash acceptance product sold at Retailer or other GD Merchant that can be used to transfer funds to stored value cards and prepaid cards, to pay bills with participating billers and to make transfers to other payees participating in the GD Network.
          [***] means [***] an amount determined from time to time in writing by GD and [***] for the sale of Reload Packs.
          “Reload Pack Data” has the meaning given it in Section 4.10.
          “Reload Pack Funds” has the meaning given it in Section 4.10.
          “Reload Pack Sale” has the meaning given to it in Section 4.1(a).
          “Renewal Term” has the meaning given to it in Section 14.1.
          “Repeated SLA Failure” has the meaning given to it in Section 14.3(k).

***	Confidential material redacted and filed separately with the Commission

          “Retailer” means Wal-Mart Stores, Inc., Wal-Mart Stores Texas L.P., Wal-Mart Louisiana, LLC, Wal-Mart Stores East, Inc., and Wal-Mart Stores East, L.P. and their successors and permitted assigns.
          “Retailer Created Technology” has the meaning given to it in Section 12.1(a).
          “Retailer Customer” means a customer of Retailer, whether or not such customer has received a Retailer Customer Number.
          “Retailer Customer Information” has the meaning given to it in Section 1.3.
          “Retailer Customer Number” means the unique eleven-digit number accorded to an Account and embossed on the back of a Permanent Prepaid Card.
          “Retailer Marks” has the meaning given to it in Section 11.3(a).
          “Retailer Owned Modifications” has the meaning given to it in Section 12.1(a).
          “Retailer Technology” has the meaning given to it in Section 12.1(a).
          “RFP” has the meaning given to it in Section 11.7(e).
          “Scheduled Maintenance Window” means a scheduled period of time mutually agreed by Retailer, Bank and Servicer during which maintenance or other activities are to be performed and the time actually used, such time not to exceed eight (8) hours per calendar month. Each Party shall provide the other not less than sixty (60) days prior written notice of any requests for changes to its Scheduled Maintenance Window. Extensions to a Scheduled Maintenance Window, and any rescheduled Maintenance Window for which the Party has not provided its written consent shall be deemed Unexcused Downtime.
          “Service Level” means any service level set forth in Schedule 9.1 of this Agreement.
          “Solvent” as to a Person, means (a) the present fair salable value of such Person’s assets is in excess of the total amount of its liabilities, (b) such Person is presently able generally to pay its debts as they become due, and (c) such Person does not have unreasonably small capital to carry on such Person’s business as theretofore operated and all business in which such Person is about to engage. The phrase “present fair salable value” of a Person’s assets is intended to mean that value which can be obtained if the assets are sold within a reasonable time in arm’s-length transactions in an existing and not theoretical market.
          “Span of Control” means any equipment, software, system, network or other infrastructure and those areas of functionality and availability with respect to, or utilized to provide, services, as applicable, that are under the control of a Party, its subcontractors or agents.
          “Specified Termination Right” has the meaning given to it in Section 14.11.

          “Store” means any retail store within the United States that is owned or operated by Retailer.
          “Substantial Adverse Impact” has the meaning given to it in Section 14.11(c).
          “Temporary Prepaid Card” has the meaning given to it in Section 1.2.
          [***] has the meaning given to it in Section 5.2.
          “Term” has the meaning given to it in Section 14.1.
          “Terminal” means a point-of-sale electronic terminal at a Store through which Prepaid Card electronic financial transactions are conducted.
          “Unamortized Investment Expenses” means, as of any date of determination, an amount equal to the aggregate costs and expenses incurred by Bank and Green Dot in connection with any capital cost or expense related to the Program, as such costs and expenses are more particularly described in a schedule to this Agreement that shall be mutually agreed to by the Parties in writing and incorporated into this Agreement as Schedule 14.3(c) prior to the expansion (if any) of the Program beyond Phase I, less the amount of such costs and expenses that would have been amortized through the date of determination assuming a daily, straight line basis from the Effective Date through the end of the third (3rd) annual period following the Commencement Date, determined in accordance with Generally Accepted Accounting Principles.
          “Unexcused Downtime” means the total number of minutes any referenced system, component or service is not Available for Use during a calendar month, excluding Excused Downtime.
          “Wal-Mart Branded Card Product” has the meaning given it in Section 11.7(b).
          “Wal-Mart Financial Services” means the financial products and services offered from time to time under the “Wal-Mart Financial Services” label, including, but not limited to, payroll check cashing, money transmission, Money Center Express, home mortgages, bill payment, and products and services offered from time to time under any co-branding agreement with Bank.

***	Confidential material redacted and filed separately with the Commission

SCHEDULES TO
PREPAID CARD PROGRAM AGREEMENT

Schedule 1.5(c)
Operating Procedures for the Card Program
Capitalized Terms not defined herein have the meaning set forth in the Prepaid Card Program Agreement.
Training
•	Retailer shall train its employees in the proper distribution of Temporary Prepaid Cards. Retailer shall accept cash and debit cards as the only form of payment for issuance of Temporary Prepaid Cards.

•	Retailer shall train its employees to offer a [***].

•	Retailer shall train its associates to instruct Cardholders to contact Bank customer service if there is a dispute on the Prepaid Card.

•	Retailer shall train its associates to follow these operating instructions with the agreed upon training materials. The initial training instructions are attached as Exhibit A.
Card Program-General
•	Retailer shall be responsible for the risk associated with [***].

•	Retailer shall keep and maintain the accounting for the Card Program. Retailer shall transmit amounts owed to Bank in accordance with the Agreement.

•	The magnetic strip is not swiped for the issuance of a Temporary Prepaid Card.
Returns/Credits
•	Retailer shall not provide any refunds to Cardholders for the issuance of a Temporary Prepaid Card. and shall instruct customers seeking a refund to call Bank.

•	For merchandise purchased with a Prepaid Card. Retailer shall process a return or adjustment to the Prepaid Card in accordance with Retailer’s standard policies and procedures.
Lost/Stolen Prepaid Cards
•	If a Cardholder calls Retailer to report a lost or stolen Prepaid Card, Retailer shall instruct the Cardholder to immediately call Bank customer service

•	If a Cardholder is in a Participating Store and reports a lost or stolen Prepaid Card or has sent correspondence to Retailer to report a lost or stolen Prepaid Card, Retailer shall call Bank and forward written correspondence to Bank customer service on behalf of the Cardholder.
Card Cancellation

***	Confidential material redacted and filed separately with the Commission

•	If a Cardholder calls Retailer in order to cancel their Prepaid Card, Retailer shall instruct Cardholder to call Bank

•	If a Cardholder is in a Participating Store and wishes to cancel their Prepaid Card, Retailer shall call Bank customer service on behalf of the Cardholder and advise the representative that the Cardholder wishes to cancel their card.

•	Under no circumstances shall Retailer or its associates retain or destroy a Prepaid Card on behalf of a Cardholder.

•	If Cardholder notifies Retailer via mail that they wish to cancel their Prepaid Card, Retailer shall forward such correspondence to Bank customer service.
Balance Inquiries
•	Retailer shall conduct balance inquiry transactions through the applicable Network Provider and Retailer’s Network Acquirer.

•	Retailer shall train its associates to complete free balance inquiries at Terminals; other than those located in Lease Departments.
o	Retailer shall instruct Cardholder to swipe the Prepaid Card

o	Retailer transmits a request for a balance inquiry

o	Retailer will issue to the Cardholder a receipt for the available balance amount.
•	The Prepaid Card must be present at the time of the balance inquiry. The magnetic stripe of the Prepaid Card must be swiped and not hand-keyed.
Transmission of Authorization Request
When requesting an authorization for the initial issuance of a Temporary Prepaid Card, Retailer shall send Bank the Prepaid Card number, amount, time of day, Retailer merchant ID, PIN (if applicable), and transaction type. When seeking authorization for balance inquiries, Retailer shall send Bank the Prepaid Card Number, time of day, Retailer merchant ID, and transaction type.

EXHIBIT A
Reloadable Wal-Mart Prepaid Visa® card & Green Dot® MoneyPak™

[ILLEGIBLE]	(WAL MART LOGO) (VISA LOGO) (GB LOGO) (GREEN DOT LOGO)
WHERE DO I DISPLAY THESE PRODUCTS?
FRONT END DEPARTMENT
Below you will find an image showing how many facings each location contains and how they should be merchandised.
PROMOTIONAL END CAP DISPLAY [***]
Your store will have [***] Promotional End [***] dedicated to these products. Please merchandise in the 2nd full lane and cap front the Supercenter side (food side) as shown below.
(GRAPHICS)
REGISTER POLES ACRYLIC DISPLAY [***]
Your store will receive acrylic display adapters to be placed on the front of the existing Wal-Mart credit card brochure holders. [***] of these register pole displays will be merchandised with the Wal-Mart Prepaid Visa Card packaging and [***] will be marchandised with the Green Dot MoneyPak, (as shown below) Merchandise in lanes closest to both store entrances. Rotate placement of each product type at every other register pole.
(GRAPHICS)(GRAPHICS)
TEAR PADS
Additional tear pads are stored underneath the front right portion of the display.
(GRAPHICS)

***	Confidential material redacted and field separately with the Commission
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® MoneyPak™
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO) (GE LOGO)(GREEN DOT LOGO)
WHERE DO I DISPLAY THESE PRODUCTS?
FRONT END DEPARTMENT (cont.)
CUSTOMER SERVICE DESK ACRYLIC DISPLAY [***]
Your store will have [***] Customer Service Desk [***] dedicated to these products. The front pockets of each display will contain the Reloadable Wal-Mart Prepaid Visa® Card packaging. The back pockets will contain various consumer literature for other products, Merchandise as shown below.
MONEY CENTER (1)
Select stores have a Money Center counter. In these stores, an additional Customer Service Desk Acrylic will be merchandised next to the register as shown below.

BACK VERTICAL SLOT Community Applications THIRD SLOT Personal Credit Brochure FRONT TWO SLOTS Wal-Mart Prepaid Visa Card Packaging	(GRAPHIC)	INSERT DISPLAY HEADER INTO DISPLAY SLOT THIRD SLOT Business Applications FRONT TWO SLOTS Wal-Mart Prepaid Visa Card Packaging
HOW DO I REORDER?
These products are not set up on auto-replacement. Your store has been provided with an amount of packaging to support the multiple displays. Prior to reordering, please balance inventory among the various display locations. The Promotional End Cap contains the most amount of inventory.

Below is a list of all Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak packaging.

Item#	UPC	Description
8247156	830324001311	Wal-Mart Prepaid Visa Card Package (English)
8247163	830324001366	Wal-Mart Prepaid Visa Card Package (Spanish)
8247149	830324001410	Green Dot MoneyPak
In the event that you are running low on any of these products, please contact the following Corporate Office Dept. buyers,
Merchandise Hotline: 700-Wal-Mart Financial Services; Ext. 43260
FOR MORE PRODUCT INFORMATION
•	Speak with the store manager to review the extended Wal-Mart Prepaid Visa and Green Dot MoneyPak Product Training Guides.

•	Wire-> Work-> Stores-> Wal-Mart-> Financial Services-> Guides-> Prepaid VISA (hyperlink).
WAL-MART FILED SUPPORT
1 (479) 273-4357

***	Confidential material redacted and filed separately with the Commission
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® MoneyPak™
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO) (GE LOGO) (GREEN DOT LOGO)
HOW DO I SELL A NEW PREPAID VISA CARD?
1.	Scan the UPC.

2.	SCAN ACCOUNT BARCODE.

3.	Enter the load amount (any amount from $20 to $500) and press ENTER.	(GRAPHICS) (GRAPHICS)

4.	Collect cash from Customer before handing back package and receipt with Activation Number. Complete Sale.
Do not use real merchandise to train and practice transactions.
HOW DO I SELL A MONEYPAK?
1.	Scan the UPC.

2.	SCAN ACCOUNT BARCODE.

3.	Enter the load amount (any amount from $20 to $1,100) and press ENTER.	(GRAPHICS) (GRAPHICS)

4.	Collect cash from Customer before handing back package and receipt with Activation Number. Complete Sale.
Do not use real merchandise to train and practice transactions.
SWIPE & GO: HOW DO I RELOAD A PREPAID CARD THAT THE CUSTOMER HANDS TO ME?
1.	Key 70 and press the ACTION CODE key.	(GRAPHICS)

2.	ENTER ACCOUNT by swiping the Card’s MAG-STRIPE through the Card reader.

3.	Press 1 to load.

4.	Enter the load amount (any amount from $20 to $1,100) and press ENTER.

5.	Collect cash from Customer before handing back receipt with Activation Number. Complete Sale.
WAL-MART STORE POLICY
•	NO REFUNDS at Wal-Mart stores.

•	Customers must call 1 (877) 937-4098.

•	No personal checks or credit cards can be accepted for payment (CASH ONLY).

•	Do NOT give activation or reload PIN number out over the phone.
WAL-MART FIELD SUPPORT
1 (479) 273-4357
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® Moneypak™
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO)(GE LOGO)(GREEN DOT LOGO)
INTRODUCING A NEW SOLUTION FOR CUSTOMERS CASHING CHECKS
In addition to receiving their check in cash, Wal-Mart check cashing customers will now be given the option to load part or all of their check onto a Card. Every time you cash a check, please be sure to offer the Customer this option.
After entering the check amount, the Customer will be prompted to either load funds onto a Wal-Mart Prepaid Visa Card or receive cash.
1.	To receive cash only, press TOTAL.
2.	To load to a Card press ENTER and follow steps below.
HOW DO I SELL OR RELOAD A PREPAID VISA CARD?
NEW CARD
1.	Press TOTAL.

2.	Scan UPC.

3.	SCAN ACCOUNT BARCODE.

4.	Press ENTER to load all check funds OR key amount to be loaded ($20 to $1,100). Complete Sale.

5.	Hand the package and receipt with Activation Number to the Customer.
EXISTING CARD
1.	Press ENTER.

2.	SCAN ACCOUNT BARCODE by swiping the Card’s MAG-STRIPE through the Card reader.

3.	Press ENTER to load all check funds OR key amount to be loaded ($20 to $1,100). Complete Sale.

4.	Hand the receipt to the customer.
No Reload Fee when cashing a check and loading a Wal-Mart Prepaid Visa Card.
Do not use real merchandise to train and practice transactions.
WAL-MART STORE POLICY
•	NO REFUNDS at Wal-Mart stores.

•	Customers must call 1 (877) 937-4088.

•	No Personal checks or credit cards can be accepted for payment (CASH ONLY).

•	Do NOT give activation or reload PIN numbers out over the phone.
WAL-MART FIELD SUPPORT
1 (479) 273-4357
FOR MORE PRODUCT INFORMATION
• Speak with the store manager to review the extended Wal-Mart Prepaid Visa and Green Dot MoneyPak Product Training Guides.
• Wire -> Work-> Stores -> Wal-Mart -> Financial Services-> Guides -> Prepaid VISA (hyperlink).
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® Monypak™
WAL-MART (VISA LOGO) (GE LOGO)(GREEN DOT LOGO)
HOW DO I SELL A NEW PREPAID VISA CARD?
1. Scan the UPC.
(GRAPHICS) (GRAPHICS)
2. SCAN ACCOUNT BARCODE.
3. Enter the load amount (any amount from $20 to $500) and press ENTER.
4. Collect cash from Customer before handing back package and receipt with Activation Number. Complete Sale.
Do not use real merchandise to train and practice transactions.
HOW DO I SELL A MONEYPAK?
1. Scan the UPC.
(GRAPHICS) (GRAPHICS)
2. SCAN ACCOUNT BARCODE.
3. Enter the load amount (any amount from $20 to $1,100) and press ENTER.
4. Collect cash from Customer before handing back package and receipt with Activation Number. Complete Sale.
Do not use real merchandise to train and practice transactions.
SWIPE & GO: HOW DO I RELOAD A PREPAID CARD THAT THE CUSTOMER HANDS TO ME?
1. Key 70 and press the ACTION CODE key.
(GRAPHICS)
2. ENTER ACCOUNT by swiping the Card’s MAG-STRIPE through the Card reader.
3. Press 1 to load.
4. Enter the load amount (any amount from $20 to $1,100) and press ENTER.
5. Collect cash from Customer before handing back receipt with Activation Number. Complete Sale.
WAL-MART STORE POLICY
• NO REFUNDS at Wal-Mart stores.
• Customers must call 1 (877) 937-4098.
• NO personal checks or credit cards can be accepted for payment (CASH ONLY).
Do NOT give activation or reload PIN numbers out over the phone.
WAL-MART FIELD SUPPORT
1 (479) 273-4357
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® Moneypak™
(WAL-MART LOGO)(VISA LOGO)(GE LOGO)(GREEN DOT LOGO)
WHAT IS THE RELOADABLE
WAL-MART PREPAID VISA CARD?
WHAT IS IT?
The Reloadable Wal-Mart Prepaid Visa® Card is a real Visa debit Card with no credit check or bank account required. The Card has no credit limit, instead, the Card’s spending limit is determined by the amount of money the customer loads. (eg. load $500, spend $500.) To add more money to their Card, customer simply purchase a Green Dot MoneyPak.
WHAT CAN IT BE USED FOR?
The Wal-Mart Visa Card can be used everywhere Visa debit cards are accepted worldwide. Some of the most common uses for the Card include:
• Paying Bills
• Making hotel and airline reservations
• Shopping Online
• Using at stores and restaurants
• Buying groceries
• Paying at the pump
(GRAPHICS)(GRAPHICS)
WHERE DO I DISPLAY THESE PRODUCTS?
CONNECTION CENTER DISPLAY [***]
Your store will merchandise the Prepaid Visa Card Powerwing [***] on the low media flxture that is closest to the Connection Center register. The packaging and displays should be marchandise as shown.
(GRAPHIC)
HOW DO I REORDER?
Below is a list of all Reloadable Wal-Mart Prepaid Visa Card and Green Dot MonayPak packaging. These products are not set up on auto-replenshment.

ITEM #	UPC	Description
87287783	830324001519	Wal-Mart Prepaid Visa Card Package (English)
87287853	830324001564	Wal-Mart Prepaid Visa Card Package (Spanish)
87287713	830324001618	Green Dot Center MoneyPak
In the event that you are running low on any of these products, please contact the following Corporate Office Dept. buyers,
Merchandise Hotline: 700-Wal-Mart Financial Services Ext. 43260
WHAT IS THE GREEN DOT MONEYPAK?
The Green Dot MoneyPak is designed to:
•	Reload prepaid cards (including those sold at Wal-Mart and at other stores)

•	Make payments and pay bills

•	Add cash to accounts
FOR MORE PRODUCT INFORMATION
• Speak with the store manager to review the extended Wal-Mart Prepaid Visa and Green Dot MoneyPak Product Training Guides.
• Work-> Stores-> Wal-Mart-> Financial Services-> Guides-> Prepaid VISA (hyperlink).
WAL-MART STORE POLICY
• NO REFUNDS at Wal-Mart stores.
• Customers must call 1 (877) 937-4098.
• No Personal checks or credit cards can be accepted for payment (CASH ONLY)
• DO NOT give activation or reload PIN numbers out over the phone.
WAL-MART FIELD SUPPORT
1 (479) 273-4357

***	Confidential material redacted and field separately with the Commission
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak
[ILLEGIBLE]
Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak
[WAL-MART LOGO] [VISA LOGO] [GE LOGO] [GREEN DOT LOGO]
[ILLEGIBLE]
[GRAPHIC] [GRAPHIC]

Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak
[Illegible]
Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak
[Illegible]

Schedule 1.5(d)
Cardholder Terms and Prepaid Card Fees
Wal-Mart Prepaid Card Cardholder Agreement
by GE Money Bank
This Cardholder Agreement (“Agreement”) sets forth the terms of your Wal-Mart Prepaid Card, which includes both the temporary Wal-Mart Prepaid Card that you purchased from a Wal-Mart store (“Temporary Card”), as well as the personalized version of your Wal-Mart Prepaid Card that will be mailed to you after you have completed the activation steps described below (“Personalized Card”). Please read it carefully and keep it for your records.
In this Agreement, the words “you” and “your’ mean the individual who purchased a Temporary Card or to whom we issued a Personalized Card. “We,” “us” and “our” mean GE Money Bank, the issuer of the Wal-Mart Prepaid Card. “Our Mall Address” is P.O. Box 1187. Monrovia, CA 91017; and “Green Dot” means Green Dot Corporation. A “transaction” means any use of your Wal-Mart Prepaid Card to make a purchase or obtain cash.
1. Your Agreement. By activating, using, or allowing another person to use the Temporary Card, you agree to this Agreement for the Temporary Card and to the Personalized Card you may receive. If you do not agree to this Agreement, do not use your Wal-Mart Prepaid Card, save your receipt, and cancel by calling toll-free (877) 937-4098. We will refund the amount loaded to the Temporary Card and any fees you paid if you cancel before it is activated and before anyone uses it.
2. Description of the Wal-Mart Prepaid Card. The Wal-Mart Prepaid Card is a prepaid value card and not a device that accesses money in an individual checking or savings account. When you use the Wal-Mart Prepaid Card, you are redeeming the value of the card and not making a withdrawal from a deposit account. The Wal-Mart Prepaid Card is NOT a credit card or charge card that allows you to make purchases or obtain advances and pay later.
3. Activating Your Temporary Card. The maximum amount of value on a Temporary Card is $500 (or $1,100 if you purchased the Temporary Card when you cashed a check at Wal-Mart). You must activate the Temporary Card and choose a Personal Identification Number (“PIN”), either by going online to www.walmartprepaid.com or by calling toll-free (877) 965-7848. You must have both your Temporary Card and receipt with you when you call to activate or for any refunds. After you activate your Temporary Card and we have verified your identity, we will send you a Personalized Card in the mail. If we are unable to verify your identity, you will not receive a Personalized Card. We will return to you the amount loaded on the Temporary Card and any fees you paid or, at our option, allow you to use the Temporary Card until the balance on the card is zero. Important Information About Procedures for Activating a Wal-Mart Prepaid Card: To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you activate your Temporary Card, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.
4. Activating Your Personalized Card. When you receive your Personalized Card in the mail, you will need to activate it by logging on to www.walmartprepaid.com, or by calling toll-free

(877) 965-7848. Once you activate your Personalized Card, the amount remaining on the Temporary Card will be transferred automatically to your Personalized Card, and you will no longer be able to use the Temporary Card.
5. Reloading Your Personalized Card. You may reload additional amounts onto your Personalized Card after it is activated:
•	With cash or a PIN-based debit card at any participating Wal-Mart location in the United States;

•	By cashing a payroll check from your employer or a government-issued check at a Wal-Mart store in the United States and asking the store associate to load the value to your Wal-Mart Prepaid Card;

•	At retail locations (including Wal-Mart) that participate in the Green Dot® Financial Network; and

•	By direct deposit from your employer of your salary or wages.
If you reload your Personalized Card at a participating Wal-Mart location, we will charge the fee listed in the chart in Section 10. Wal-Mart may also charge you a fee for cashing a check. Please note that if you reload your Personalized Card at other locations, or if you reload your Personalized Card by purchasing a MoneyPak, we do not charge you a fee but those businesses may charge a fee to you for the service they provide. Excluding direct deposits from your employer, the maximum amount that may be loaded to a Personalized Card in a single reload is $1,100, and the maximum amount that may be loaded to a Personalized Card on a day is $2,500. In no event may the balance of any Personalized Card exceed $3,000. For security reasons, there may be additional limits on the amount, number or type of reloads you can make to your Wal-Mart Prepaid Card.
Additional Information about Reloading through the Green Dot Financial Network. The Green Dot Financial Network, operated by Green Dot, is a nationwide network of reload locations. Many retail merchants, including Wal-Mart, participate in the Green Dot Financial Network by selling MoneyPaks or accepting other reloads. To reload through the Green Dot Financial Network just purchase a MoneyPak or follow the retailer’s instructions, and visit www.getmygreen.com or call Green Dot at the number provided on the MoneyPak or by the retailer to activate the reload. Once you receive confirmation on the phone, your funds will be immediately applied to your Personalized Card.
Additional Information about Reloading through Direct Deposit. If you have arranged to have direct deposits made to your Personalized Card at least once every 60 days from the same person or company, you can call us at (877) 937-4098 to find out whether or not the deposit has been made.
6. Use of Card. You may use your Wal-Mart Prepaid Card for the following transactions:
•	To make purchases everywhere Visa debit cards are accepted (merchants without a swipe terminal cannot honor your Temporary Card).

•	To make purchases and to obtain cash back when you make a purchase at any participating Wal-Mart or SAM’S CLUB location or other merchants that honor Visa, Plus or Interlink network PIN-based cards (though some merchants may not provide cash back).

•	To obtain cash from participating ATMs that honor Visa, Plus or Interlink network cards, or from participating financial institutions.
You may not use your Wal-Mart Prepaid Card: (a) to obtain more than $400 in cash from ATMs each day; or (b) to purchase more than $3,000 (or the amount on your Card, if less) worth of goods or services (including any cash back) in point-of-sale transactions each day. For security reasons, there may be additional limits on the amount, number or type of transactions you can make using your Wal-Mart Prepaid Card.

7. Preauthorized payments. If you have told us in advance to make regular payments using your Wal-Mart Prepaid Card, you can stop any of these payments. Here’s how: Call us at (877) 937-4098, or write us at Our Mail Address, in time for us to receive your request 3 business days or more before the payment is scheduled to be made. If you call, we may also require you to put your request in writing, to provide us with a copy of your notice to the payee revoking the payee’s authority to originate debits to your card, and get it to us within 14 days after you call. If we do not receive the written confirmation within 14 days, we may honor subsequent debits to your Wal-Mart Prepaid Card. We may charge you $5 for each stop-payment order you give. If these regular payments may vary in amount, the person you are going to pay will tell you, 10 days before each payment, when it will be made and how much it will be. If you order us to stop one of these regular payments 3 business days or more before the transaction is scheduled, and we do not do so, we will be liable for your losses or damages.
If you intend to use your Wal-Mart Prepaid Card for recurring transactions (ones that are automatically charged to your card each month by a merchant), you should monitor the your card balance to make sure it is sufficient to cover the transactions. Because your Wal-Mart Prepaid Card is prepaid and does not carry a credit line, a merchant that you have authorized to submit recurring transactions may suspend or cancel your service if the card does not have enough value when the recurring transaction is submitted.
8. Additional Personalized Cards. You can ask us to issue an additional Personalized Card, in the name of a person identified by you, that will be linked to your Personalized Card. We may ask for information about the person to whom you want us to issue an additional Personalized Card and reserve the right to not approve your request for an additional Personalized Card. Only two Personalized Cards may be linked together. Value may be added to linked Personalized Cards using either Personalized Card, and any value added to the linked Personalized Cards may be accessed by both Personalized Cards. Both linked Personalized Cards are governed by this Agreement, and all reloads and transactions on linked Personalized Cards will be considered together for purposes of the transaction and reload limits. The persons to whom we issue linked Personalized Cards are responsible individually and together for all obligations under the Agreement for both cards. We may honor instructions from one of you with respect to linked Personalized Cards, even if we receive conflicting or no instructions from the other person. Any notices regarding linked Personalized Cards may be provided only to the person who requested the additional Personalized Card.
9. Your Responsibilities. You are responsible for the following:
•	You must maintain value on your Wal-Mart Prepaid Card to pay for each transaction and all applicable fees. If you attempt a transaction for more than the value available on your Wal-Mart Prepaid Card, the transaction may be declined.

•	You agree we may deduct the amount of your transactions and applicable fees, and any other amount you owe us in connection with any Temporary Card or Personalized Card, directly from the balance of your Wal-Mart Prepaid Card.

•	You must pay us immediately on demand if, for any reason, your Wal-Mart Prepaid Card does not have a sufficient balance to cover the amount of a transaction and amounts owed to us.

•	You will not authorize anyone else to use your Wal-Mart Prepaid Card, or transfer your card to anyone.

•	You will not use your Wal-Mart Prepaid Card in an illegal reload or transaction or in connection with an Internet gambling transaction.

•	You will take reasonable steps to protect the security and confidentiality of the PIN you select for your Wal-Mart Prepaid Card.

•	You will notify us right away if you believe your Wal-Mart Prepaid Card or PIN has been lost or stolen or that someone has used or may use your card or PIN without your permission. You can notify us on-line at www.walmartprepaid.com or by calling (877) 937-4098 or writing to us at Our Mail Address. See “Your Liability for Unauthorized Use

of Your Wal-Mart Prepaid Card or PIN.”

•	You agree to cooperate with us in our investigation of any possible unauthorized use of your Wal-Mart Prepaid Card.
10. Fees. We will charge the fees listed below for your Wal-Mart Prepaid Card. We can change the fees as described in section 21 below.

Standard
Fees
Initial Card Purchase	$8.94
Reload Personalized Card at Wal-Mart(No Check Cashing	$4.64
Reload Personalized Card at Wal-Mart (Check Cashing)	$0.00
2nd Card Fee	$8.94
ATM Cash Transaction — Domestic	$1.95
ATM Cash Transaction — International	$3.50
ATM Balance Inquiry	$0.75
POS Cash Back	$0.00
Wal-Mart POS Balance Inquiry	$0.00
IVR (Automatic Telephone System) Balance Inquiry	$0.00
Monthly Maintenance Fee	$4.94
Operator Assisted Call	$2.00
Teller Cash Transaction	$3.50
Lost/Stolen Replacement Personalized Card	$8.94
Paper Periodic Statement Fee	$2.00
PIN Debit Purchase	$0.00
Signature Debit Purchase	$0.00
Negative Balance Fee	$0.00
Rush Delivery of Personalized Card	$19.95
Foreign Transactions (see section 19)	2%
If you load or reload at least $1,000 to your Wal-Mart Prepaid Card during a calendar month (not including a transfer from your Temporary Card to your Personalized Card), we will waive the Monthly Maintenance Fee and any fees for Operator Assisted Calls that you incur in the next calendar month.
When you use an ATM not owned by us, you may be charged a fee by the ATM operator or any network used (and you may be charged a fee for a balance inquiry even if you do not complete a transaction).
The Operator Assisted Call fee does not apply if you are calling to report a lost or stolen Wal-Mart Prepaid Card, or if you are calling to exercise your error resolution rights.
11. Refunds and Merchant Disputes. If you are entitled to a refund for any reason, you agree to accept a credit to your Wal-Mart Prepaid Card instead of a cash refund, if the merchant does not provide cash refunds. You will settle all disputes about purchases you make using your Wal-Mart Prepaid Card with the merchant who honored the card. We are not responsible for the delivery, quality, safety, legality or other aspect of goods or services that you purchase from others with the Wal-Mart Prepaid Card.
12. FDIC Insurance; No Interest Paid. Amounts that you load or reload on a Wal-Mart Prepaid Card are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the

maximum amount provided by applicable law. You will not receive any interest for the value on your Wal-Mart Prepaid Card (the interest rate and Annual Percentage Yield are 0%).
13. When Value on Your Card Is Available. Our policy is to make value that you load to your Temporary Card available for you to use immediately after you activate the Card. In addition, our policy is to make value from a reload to a Personalized Card that you make by presenting your card at a Wal-Mart or SAM’S CLUB register available for you to use immediately after the reload. Value that you reload at retailers through the Green Dot®, Financial Network (including in Green Dot reloads involving Wal-Mart or SAM’S CLUB) is not available until you complete the reload with the retailer and Green Dot. Direct deposit and other ACH credits to your Wal-Mart Prepaid Card are available when we receive the funds.
14. Authorizations and Authorization Holds. When you use your Wal-Mart Prepaid Card to pay for goods or services, certain merchants may ask us to authorize the transaction in advance and may estimate its final value. When we authorize the transaction, we commit to make the requested funds available when the transaction finally settles and may place a temporary hold on your Wal-Mart Prepaid Card’s funds for the amount indicated by the merchant. Some merchants also may add an amount to ensure that sufficient funds will be available to cover the final transaction (such as an estimated tip). If the amount of the authorization request exceeds the value on your Wal-Mart Prepaid Card, the transaction may be declined. Transactions at certain merchants that authorize high dollar amounts, especially rental car companies and hotels, may cause an “authorization” or a “hold” on your available balance for up to 90 days. Until the transaction finally settles or we determine that it is unlikely to be processed, the funds subject to the hold will not be available to you for other purposes. We will only charge your Wal-Mart Prepaid Card for the correct amount of the final transaction, however, and we will release any excess amount when the transaction finally settles. Please note that we may not manually release authorizations without a certified letter or fax from the merchant. In addition, if you commence a purchase and the merchant obtains an authorization, and then you cancel the purchase without completing it, the authorization may result in a temporary hold for that amount of funds for 10 days, or longer in some cases.
15. Sharing Information About You. We will disclose information to third parties about your Wal-Mart Prepaid Card or the transactions, loads, and reloads you make:
•	Where it is necessary for completing transactions, loads, or reloads;

•	In order to verify the existence and condition of your Wal-Mart Prepaid Card for a third party, such as a credit bureau or merchant:

•	In order to comply with government agency or court orders;

•	If you give us written permission; and

•	As otherwise provided in our Privacy Policy
Please refer to our Privacy Policy that accompanies this Agreement. You hereby agree to our collection, use, and sharing of information about you and your Wal-Mart Prepaid Card as provided in our Privacy Policy, which is made a part of this Agreement.
16. Obtaining Wal-Mart Prepaid Card Information; Receipts. You may obtain information about the amount of value you have remaining on your Wal-Mart Prepaid Card by calling (877) 937-4098, or at any Wal-Mart or SAM’S CLUB register. This information, along with a 60-day history of card transactions and reloads, is also available on-line at www.walmartprepaid.com. You also have the right to obtain a 60-day written history of Wal-Mart Prepaid Card transactions and reloads by calling (877) 937-4098, or by writing us at Our Mail Address. You can get a receipt at the time you make any transaction or load with your Wal-Mart Prepaid Card at an ATM or point-of-sale terminal.
17. Periodic Statements for Personalized Cards. You may ask to receive periodic statements for your Personalized Card by calling us at (877) 937-4098 or on-line at www.walmartprepaid.com. You may request an individual periodic statement, or periodic statements for each monthly cycle in which a Personalized Card transaction or reload occurs.

However, we reserve the right to stop sending regular periodic statements if your Personalized Card is inactive. There is no charge for a periodic statement received electronically (if available), although a $2 fee is imposed for each statement if you request a statement delivered by U.S. mail.
18. Our Liability. If we do not complete a load or reload to, or transaction from your Wal-Mart Prepaid Card on time or in the correct amount according to our agreement with you, we will be responsible for your losses or damages to the extent required by federal law. However, there are some exceptions. We will not be liable, for instance: (a) if, through no fault of ours, you do not have enough money available on your Wal-Mart Prepaid Card to make the transaction; (b) if the ATM, bank, or merchant where you are trying to obtain cash does not have enough cash; (c) if the system, ATM or POS terminal was not working properly and you knew about the break-down before you started the transaction, load, or reload; (d) if circumstances beyond our control (such as fire or flood) prevent or delay the transaction, load, or reload from being completed, despite reasonable precautions that we have taken; (e) if you attempt to use a Wal-Mart Prepaid Card that has not been properly activated; (f) if the Wal-Mart Prepaid Card has been reported as lost or stolen, has been suspended by us, or we have reason to believe a transaction was not authorized by you; or (g) Wal-Mart or Green Dot does not properly transmit transaction, load, or reload information to us. There also may be other exceptions stated in our agreement with you or provided by applicable law.
19. Foreign Transactions. If your Wal-Mart Prepaid Card is used in a transaction that is submitted to the Visa, Plus or Interlink networks in a currency other than U.S. dollars, Visa will convert the transaction amount into U.S. dollars using its currency conversion procedure. Under the currency conversion procedure that Visa currently uses, the non-U.S. dollar transaction amount is converted into a U.S. dollar amount by multiplying the transaction amount in the non- U. S. dollar currency by a currency conversion rate. The currency conversion rate that Visa typically uses is either a government mandated rate, or a wholesale rate provided to Visa. The currency conversion rate that Visa uses for a particular transaction is the rate Visa uses for the applicable currency when the transaction is processed. This rate may differ from the rate in effect when the transaction occurred or when it was posted to your Wal-Mart Prepaid Card, and may be higher than the rate you could have gotten if you had converted U.S. dollars into cash. If a transaction initially in a foreign currency is converted to U.S. dollars before it is entered into the Visa, Plus or Interlink networks, the conversion rates and fees of the company that did the conversion will apply. We charge a fee of 2% of the dollar amount of each transaction that you make in a country other than the United States, whether or not the transaction was in a foreign currency.
20. Termination; Expiration. We may, at any time, suspend your Wal-Mart Prepaid Card and your ability to use your Wal-Mart Prepaid Card, for any reason allowed by law, such as if we suspect possible fraud or suspicious activity, or for security reasons. We may, at any time and for any reason, terminate a Wal-Mart Prepaid Card and your use of the Wal-Mart Prepaid Card. Your Wal-Mart Prepaid Card will expire on any expiration date on the card. Upon termination or expiration, we may stop accepting reloads to and/or transactions from the Wal-Mart Prepaid Card and we may decline to authorize a transaction with the Wal-Mart Prepaid Card. If we terminate your Wal-Mart Prepaid Card or it expires and we do not provide a substitute or replacement card, we will return to you any value remaining on the Wal-Mart Prepaid Card unless we are prohibited by law from doing so. You remain responsible for any use of your Wal-Mart Prepaid Card even after the card is terminated or expires. To the extent permitted by law, you agree to pay attorneys’ fees and collection costs we incur in collecting amounts you owe us and enforcing our rights under this Agreement.
21. Changes; Waiver. We reserve the right to change, delete or add to this Agreement and to apply any such modification to a Wal-Mart Prepaid Card that has been issued to you and to value on your Wal-Mart Prepaid Card. We will provide you notice of any such modification as required by applicable law. If we decide not to enforce our rights or charge a fee in one situation, we are not giving up our right to enforce it or to charge the fee in a later situation.
22. Choice of Law. This Agreement and all aspects of your relationship with us with regard to your Wal-Mart Prepaid Card are governed by and construed in accordance with federal law and, to the extent that state law applies, the laws of the State of Utah.
23. Additional Terms. (a) Our business days are Monday through Friday, except for federal holidays. (b) The Wal-Mart identification number printed on the back of your Personalized Card is a number that we give to you on behalf of Wal-Mart so that Wal-Mart and its affiliates can better serve you. We do not use that number and we are not responsible for the use of that number by you, Wal-Mart, SAM’S CLUB, or any third parties with whom any of them may share the number. (c) Our agents or we may monitor your telephone calls with us and our servicers or agents. (d) You will notify us promptly if you change your address or telephone number. (e) We may transfer any of our rights or obligations. You may not transfer any of your rights or obligations. (f) If any provision of this Agreement is determined to be void or unenforceable, all other provisions of this Agreement shall remain valid and enforceable. (g) This Agreement constitutes the entire agreement between you and us relating to the Wal-Mart Prepaid Card and supersede any other prior or contemporaneous agreement between you and us. (h) Use of a Wal-Mart Prepaid Card is subject to all rules and customs of Visa, Plus, Interlink, Green Dot and any other clearinghouse or network involved in the transaction, load, or reload.
24.1. ARBITRATION PROVISION. Please read this arbitration provision carefully. IT PROVIDES THAT ANY PAST, PRESENT OR FUTURE LEGAL DISPUTE OR CLAIM OF ANY KIND, INCLUDING STATUTORY AND COMMON LAW CLAIMS AND CLAIMS FOR EQUITABLE RELIEF, THAT RELATES IN ANYWAY TO YOUR WAL-MART PREPAID CARD OR YOUR RELATIONSHIP WITH US (“CLAIM”) WILL BE RESOLVED BY BINDING ARBITRATION IF EITHER YOU OR WE (OR, IF NAMED AS A CO-PARTY WITH US, WALMART OR A SERVICER) ELECTS TO ARBITRATE.
Right to Reject Arbitration: You may reject this arbitration provision, in which event neither you nor We will have the right to require arbitration. Rejection will not affect any other aspect of this Agreement. To reject the arbitration provision, you must send us a notice within 60 days after you activate your Wal-Mart Prepaid Card. The notice must include your name, address, and Wal-Mart Prepaid Card number and be mailed to PO Box 981429, El Paso TX 79998-1429. This is the only method you can use to reject the arbitration provision.
As used in this provision: “We,” “Us,” and “Our” mean (1) GE Money Bank and all of its respective parents, subsidiaries, affiliates, predecessors, successors, assigns, employees, officers and directors (collectively, the “Bank”), and (2) Wal-Mart and all of its respective parents, wholly or majority owned subsidiaries, affiliates, predecessors, successors, assigns, employees, officers and directors (collectively, “Wal-Mart”), and any company that provides services with respect to your Wal-Mart Prepaid Card and all of its respective parents, wholly or majority owned subsidiaries, affiliates, predecessors, successors, assigns, employees, officers and directors (collectively, “Service”), if Wal-Mart or a Servicer is named as a co-party with the Bank in a claim asserted by you.
This arbitration provision covers all Claims, except that We will not elect to arbitrate an individual Claim brought by you in small claims court or its equivalent, unless that Claim is transferred, removed, or appealed to a different court. This provision replaces any existing arbitration provision between you and Us.
The following describes the arbitration procedure, and its implications:
•   Notice: If you or We elect to arbitrate, the other party must be notified. Your notice must be sent to GE Consumer Finance, Legal Operation, 777 Long Ridge Road, Stamford, CT 06927. Notice can be given after a lawsuit has been filed, in which case it can be made in papers in the lawsuit.
•   Administrator: The person who starts the arbitration proceeding must choose an administrator,

which can be either the National Arbitration Forum, P.O. Box 50191, Minneapolis, MN 55405, www.arb-forum.com (800) 474-2371; or the American Arbitration Association, 335 Madison Avenue, New York NY 10017, www.adr.org, (800) 778-7879. The actual arbitrator will be selected under the administrator’s rules, and must be a lawyer with at least ten years of experience.
•   Applicable Law: This Agreement involves interstate commerce and this arbitration provision is governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq. (the “FAA”). Utah law shall apply to the extent state law is relevant under Section 2 of the FAA in determining the validity of this provision. The arbitrator has to follow: (1) the Substantive law, consistent with the FAA, that would apply if the matter had been brought in court, (2) this arbitration provision, and (3) the administrator’s rules. The arbitrator is authorized to award remedies that would apply if the individual action were in a court (including, without limitation, punitive damages, which shall be governed by the constitutional standards employed by the U.S. Supreme Court).
•   Location/Fees: The arbitration will take place in a location reasonably convenient to you. If you ask us, we will pay all filing, administrative, hearing and/or other fees the administrator or arbitrator charges up to $2,500. If the cost is higher, you can ask us to pay more and we will consider your request in good faith. Under all circumstances we will pay all amounts we are required to pay under applicable law.
•   Judgment/Appeals. A court may enter judgment upon the arbitrator’s award. The arbitrator’s decision will be final and binding except for: (1) any appeal right under the FAA; and (2) any party may appeal decisions relating to Claims of more than $100,000 to a three-arbitrator panel appointed by the administrator, which will reconsider all over again any aspect of the appealed award. If you appeal, We will consider in good faith a request that We pay any additional fees of the administrator or arbitrator.
IMPORTANT LIMITATIONS AND RESTRICTIONS: IF A CLAIM GOES TO ARBITRATION, NEITHER YOU NOR WE WILL HAVE THE RIGHT TO: (1) HAVE A COURT OR A JURY DECIDE THE CLAIM; (2) ENGAGE IN DISCOVERY (I.E., THE RIGHT TO OBTAIN INFORMATION FROM THE OTHER PARTY) TO THE SAME EXTENT THAT YOU OR WE COULD IN COURT; (3) PARTICIPATE IN A CLASS ACTION IN COURT OR IN ARBITRATION, EITHER AS A CLASS REPRESENTATIVE OR A CLASS MEMBER; (4) ACT AS A PRIVATE ATTORNEY GENERAL IN COURT OR IN ARBITRATION; OR (5) JOIN OR CONSOLIDATE YOUR CLAIMS(S) WITH CLAIMS OF ANY OTHER PERSON. THE RIGHT TO APPEAL IS MORE LIMITED IN ARBITRATION THAN IN COURT. OTHER RIGHTS THAT YOU WOULD HAVE IF YOU WENT TO COURT MAY ALSO NOT BE AVAILABLE IN ARBITRATION. ONLY A COURT MAY DETERMINE THE VALIDITY AND EFFECT OF PARTS 3, 4 AND 5 OF THIS PARAGRAPH. IF A COURT SHOULD HOLD SUCH PART(S) TO BE INVALID, THEN THE ENTIRE PROVISION SHALL BE NULL AND VOID. HOWEVER, THIS WILL NOT LIMIT THE RIGHT TO APPEAL SUCH HOLDING. IF A COURT SHOULD HOLD ANY OTHER PART(S) OF THIS ARBITRATION PROVISION TO BE INVALID, THE REMAINING PARTS SHALL BE ENFORCEABLE.
This arbitration provision will survive the termination of your Wal-Mart Prepaid Card and the Wal-Mart Prepaid Card relationship and will remain in force no matter what happens to you or your Wal-Mart Prepaid Card. If the administrator’s rules conflict with the rules described in this provision, this provision will apply.
*     *     *
     Your Liability for Unauthorized Use of Your Wal-Mart Prepaid Card or PIN
Tell us AT ONCE if you believe your Wal-Mart Prepaid Card or PIN has been lost or stolen. Telephoning is the best way of notifying us. You will not lose any part of the money on your Wal-Mart Prepaid Card based on unauthorized use if you have exercised reasonable care in safeguarding your card and PIN from risk of loss or theft. However, if these conditions are NOT met, you could lose the lesser of $50 or the amount of unauthorized use from your Wal-Mart Prepaid Card before you notify us that your card has been lost or stolen.

If you believe your Wal-Mart Prepaid Card or PIN has been lost or stolen, report it on-line at www.walmartprepaid.com or call (877) 937-4098, or write to Our Mail Address.
*     *     *
Notice of Error Resolution Rights for Your Wal-Mart Prepaid Card
Keep This Notice For Future Use
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR WAL-MART PREPAID CARD:
Telephone us at (877) 937-4098 or write to us at Our Mail Address, as soon as you can, if you think an error has occurred on your Wal-Mart Prepaid Card. We must hear from you no later than 60 days after the earlier of the date you electronically access your Wal-Mart Prepaid Card or the date we sent the FIRST written history on which the error appeared. You may request a written history of your transactions and reloads at any time by calling us at (877) 937-4098 or writing us at Our Mail Address. You will need to tell us:
     (1) Your name and Wal-Mart Prepaid Card number.
     (2) Why you believe there is an error, and the dollar amount involved.
     (3) Approximately when the error took place.
     If you tell us orally, we may require that you send us your complaint or question in writing within 10 business days.
We will determine whether an error occurred within 10 business days after we hear from you and will correct any error promptly. If we need more time, however, we may take up to 45 days to investigate your complaint or question. If we decide to do this, we will credit your Wal-Mart Prepaid Card within 10 business day for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your Wal-Mart Prepaid Card.
For errors involving new customers, point-of-sale, or foreign-initiated transactions, loads, or reloads, we may take up to 90 days to investigate your complaint or question. For new customers, we may take up to 20 business days to credit your Wal-Mart Prepaid Card for the amount you think is in error.
We will tell you the results within three business days after completing our investigation. If we decide that there was no error, we will send you a written explanation. You may ask for copies of the documents that we used in our investigation.
If you need more information about our error-resolution procedures, call us at (877) 937-4098 or visit www.walmartprepaid.com.
*     *     *
Privacy Policy
This Privacy Policy describes our information collection and sharing practices. Please read it carefully.
This Privacy Policy applies only to current and former customers, and people who purchase a Temporary Card or request activation of a Wal-Mart Prepaid Card, in their relationships with us relating to the Wal-Mart Prepaid Card and Wal-Mart Prepaid Card services that you may request or receive from us (“Our Services”). This Privacy Policy does not apply to any information we obtain in connection with any other relationship you may have with us. For purposes of this Privacy Policy, an “Affiliate” is a company that is related to another company by common control or ownership (e.g. companies in the same corporate family), including non-financial companies, and “Information” is personally identifiable information obtained in connection with Our Services.
Information We Collect And Sources Of Information. We collect personally identifiable information about you (such as your address, phone number, social security number, and information about transactions, loads, reloads, and items purchased) for identification, card management, servicing and marketing purposes. We obtain information about you directly from you (such as through applications), through your use of our products and services, and from third parties (such as credit bureaus and demographic firms). Occasionally, we may also collect information about you online using “cookies” (small pieces of data stored by your Internet browser on your computer) or other technology that may be used to remember passwords for you, to track your website usage with us, and to provide you with customized content, among other things.
Information We Share with Others — We may use and share all of the Information we collect, Subject to applicable law, with the following (these examples are not intended to be all inclusive):
Wal-Mart Stores, Inc., SAM’S CLUB and their Affiliates (the “Wal-Mart Companies”), for use in connection with the Wal-Mart Prepaid Card program and for Wal-Mart to arrange for other Wal-Mart financial services, for purposes of updating and creating their customer records for you, to assist them in better serving you, and to provide you with notices of promotions, catalogs and offers. Information also may in turn be shared by Wal-Mart or on Wal-Mart’s behalf with service providers of the Wal-Mart Companies in order to help bring you Wal-Mart financial services, and as otherwise permitted by law.
Service Providers, (including our Affiliates) to assist us in servicing cards and providing Our Services, like providing you card information and promotional materials, and responding to customer inquiries. We also may use marketing firms, such as modeling companies, to assist us in our own marketing efforts.
Financial Institutions with Whom We Jointly Offer Financial Products, such as loan products. If your address for the card is in Vermont or California, this information will be limited to your name and contact information, and transaction, road, reload and experience information on your card.
Our Affiliates, who are other companies in the General Electric Company corporate family (“GE Family”), for servicing or marketing purposes, subject to your right to opt out of sharing of credit eligibility information, such as certain information from credit bureaus and your application, as provided in the It’s Your Choice section below.
Third Parties, who are interested in offering special products or services to you, subject to your right to opt out as provided in the It’s Your Choice section below. For example, we may disclose information to financial services providers offering products such as insurance, mortgages or loans, and non-financial companies offering consumer products and services. We may disclose name, address and telephone numbers, as well as Wal-Mart Prepaid Card transaction, load, reload, purchase and usage and maintenance history.
Others: We may buy and sell assets, lines of business and/or cards. When this occurs, customer information generally is disclosed to bidders and is one of the transferred business assets. We also disclose information about you to third parties in certain other circumstances, as permitted by law.
It’s Your Choice — You have the right to opt out of our sharing of information with certain third parties, as described below. To opt out please call us toll-free at (877) 937-4098 or write to us at Our Mail Address. If you have previously informed us of your preference in connection with the Wal-Mart Prepaid Card, you do not need to do so again.

Please do not share information about me with companies outside the GE Family.
Please do not share with companies within the GE Family information you use to determine my eligibility for credit.
And please do not allow companies within the GE Family to solicit me for products and services based on transaction, load, reload, experience or credit eligibility information they receive from you.
Important Notes About Your Choice
•	Please understand that, even if you opt out as described above, we will continue to share Information with joint marketing partners and service providers as described in this policy, and as otherwise permitted by law. And we will continue to share information that identifies you, and about your transactions, loads, reloads and experiences with us, with companies within the GE Family.

•	We will process your request promptly. However, it may take us several weeks to ensure that all records are updated with your preference. In the interim, you may continue to be included in programs as described above. Also, after your request is processed, you may still be contacted by our Affiliates and/or other companies based on their own information.

•	Even if you opt out, we will continue to provide you with notices of special offers and new benefits.

•	Vermont & California Residents: If (and while) your address for the Wal-Mart Prepaid Card is in Vermont or California, we will treat you as if you had exercised the opt-out choice described above and you do not need to contact us in order to opt out. If you move from Vermont or California and you wish to restrict us from sharing information about you as provided in this Policy, you must then contact us to exercise the opt-out choice described above.
Our Security Procedures — We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard nonpublic personal information about you. We limit access to personal and card information to those employees and agents who assist us in providing products and services to you. We also require third parties to whom we disclose nonpublic personal information to adhere to this Privacy Policy and to establish information security procedures.
Your Access to Information — We provide you access to information about your card by providing you statements, and by providing customer service representatives to answer your questions.
How This Policy Applies to You — The examples contained in this Privacy Policy are illustrations only, and are not intended to be all-inclusive. If you decide to terminate your Wal-Mart Prepaid Card or become an inactive customer, or if we close or suspend your Wal-Mart Prepaid Card, we will continue to adhere to the privacy policies and practices described in this notice to the extent we retain information about you. We may amend this Privacy Policy at any time, and we will inform you of changes as required by law. You may have other privacy protections under state laws and we will comply with applicable state laws when we disclose information about you.
GE Money Bank
Member FDIC

EXHIBIT 1
[***]
[***]% of the retail fee charged for each temporary prepaid card distributed at a Participating Stores (i.e., excluding the load amount).

***	Confidential material redacted and filed separately with the Commission

Schedule 1.11
APPOINTMENT AGREEMENT
     This Appointment Agreement (“Agreement”), between GE Money Bank, a federal savings association with its principal place of business in Salt Lake City, Utah (“Bank”), and Wal-Mart Stores, Inc., a Delaware corporation with its principal place of business in Bentonville, Arkansas (“Wal-Mart”), is effective as of October 20, 2006 (the “Effective Date”). Each may be referred to herein as a “Party” or collectively as “Parties”.
WHEREAS the Bank issues prepaid cards, including reloadable prepaid cards bearing the Visa logo (“Cards”) to consumers throughout the United States;
WHEREAS Wal-Mart would like to sell Cards which are branded with the Wal-Mart name (“Prepaid Cards”) in such retail stores indirectly operated by Wal-Mart as the Parties may agree upon from time to time in writing (the “Participating Stores”);
WHEREAS the Bank, Wal-Mart, certain subsidiaries of Wal-Mart and Green Dot Corporation have entered into a Prepaid Card Program Agreement, dated as of October      , 2006 (the “Prepaid Card Agreement”), which sets forth the terms and conditions under which the Bank shall issue and service, and Wal-Mart shall distribute, Prepaid Cards (the “Card Program”);
WHEREAS, the Prepaid Card Agreement provides that Wal-Mart shall serve as the agent of the Bank for certain limited purposes in the Card Program, as described more particularly in an Appointment Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Appointment of Wal-Mart as Agent
The Bank hereby appoints Wal-Mart as its agent solely for the purpose of marketing and distributing Prepaid Cards at Participating Stores, and collecting Bank’s fees from cardholders and transmitting them to Bank. Wal-Mart hereby accepts such limited appointment; provided, however, that Wal-Mart’s sole duty to Bank in connection with such agency shall be limited to performing such marketing and distribution of Prepaid Cards and collection of Bank’s fees in accordance with the laws applicable to those activities, and the requirements of this Agreement and the Prepaid Card Agreement. Without limiting the generality of the foregoing, Bank acknowledges that Wal-Mart may distribute or sell products which compete with the Prepaid Cards, subject to the limitations set forth in the Prepaid Card Agreement. As the Bank’s agent, Wal-Mart shall not act outside the scope of the authority granted to it by the Bank under this Section 1.

2. Bank Responsibilities.
(a) The Bank shall issue and service the Prepaid Cards; provided, however, that the Bank may perform certain services from time to time through its affiliates or third party service providers, as permitted under the Prepaid Card Agreement. The Bank shall make the full value of each Prepaid Card distributed by Wal-Mart available for use by the holder of the Prepaid Card (the “Cardholder”) in accordance with the Cardholder Agreement. Settlement by Wal-Mart of the Prepaid Card fees collected on behalf of the Bank, or Wal-Mart’s failure to settle, shall have no effect on the value on the Prepaid Card or the Cardholder’s right or ability to use the Prepaid Card.
(b) The Bank acknowledges that Prepaid Cards will be loaded and reloaded through the Green Dot® Financial Network, and accordingly that funds received by Wal-Mart for loading and reloading the cards will be remitted to the Bank by the settlement bank for the Green Dot Financial Network, which currently is Columbus Bank & Trust, a federally insured bank chartered under Georgia law. Cardholders also may load funds outside the Green Dot Financial Network by direct deposit of the funds with the Bank.
4. [***].
     In consideration of Wal-Mart’s marketing and distribution of Prepaid Cards, the Bank shall [***].
5. Term and Termination.
(a) Unless terminated earlier in accordance with paragraph (b) below, the term of this Agreement shall commence on the Effective Date and shall continue until the Prepaid Card Agreement expires or is terminated.
(b) If there is a material breach or default by either Party in the performance of the terms and conditions of this Agreement, and such default (other than a payment default) shall continue for a period of thirty (30) days after receipt by the defaulting Party of written notice thereof from the non-defaulting Party (setting forth in detail the nature of such default), then this Agreement shall terminate at the option of the non-defaulting Party as of the thirty-first (31st) day following the receipt of such written notice. If a payment default shall continue for a period of three (3) business days after receipt by the defaulting Party of written notice thereof by the non-defaulting party, then this Agreement shall terminate at the option of the non-defaulting Party as of the third (3rd) business day following receipt of such written notice.
6. Governing Law.

***	Confidential material redacted and filed separately with the Commission

This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.
7. Modification; Successors and Assigns.
This Agreement may not be amended or modified without the express written consent of both the Bank and Wal-Mart. Neither this Agreement nor any rights and obligations under this Agreement may be assigned by either Party without the express written consent of the other Party, except that either party may assign this Agreement or any of its rights or obligations under this Agreement to its parent, subsidiary or affiliate companies without such written consent, provided that such parent, subsidiary or affiliate is able to fulfill the obligations set forth herein.
8. Severability; Waiver.
It is agreed between the Parties that if any provision of this Agreement is held to be invalid, the remainder of this Agreement shall continue in full force and effect and shall be binding and effective on the Parties hereto. In addition, the rights of either Party hereunder shall not be prejudiced or restricted by any time given or forbearance extended to the other Party in the enforcement of its rights and no waiver by a Party of their rights in respect of any breach hereof by the other Party shall be deemed to operate as a waiver in respect of any subsequent breach hereof.
9. Notices.
All notices, demands and other communications hereunder shall be in writing and shall be sent by certified mail return receipt requested, by hand, by facsimile with verbal confirmation of receipt, or by nationally recognized overnight courier service addressed to the Party to whom such notice or other communication is to be given or made at such Party’s address as set forth below, or to such other address as such Party may designate in writing to the other Parties from time to time in accordance with the provisions hereof and shall be deemed given when delivered to a Party at the address below in the case of overnight courier service, by hand or by facsimile or three (3) Business Days after being sent in the United States postal system, as follows: (i) if to Wal-Mart: Wal-Mart Stores, Inc., 702 S.W. Eighth Street, Bentonville, Arkansas 72716-8001, Attention: Finance Department with a copy to the General Counsel at the same address; (ii) if to Bank: GE Money Bank, 4246 South Riverboat Road, Suite 200, Salt Lake City, Utah 84123, Attention: President, with a copy to: GE Prepaid Card Services, 777 Long Ridge Road, Stamford, Connecticut 06902-1250, Attention: General Counsel.
10. Relationship of Parties.
Except as expressly provided in Section 1 of this Agreement, the relationship of the Parties hereto is that of independent contracting parties and shall not be deemed to be any other relationship including, without limiting the generality of the foregoing, that of joint ventures, partners, joint employers or principal and agent.
11. Counterparts.
This Agreement may be executed in any number of counterparts which, taken together, shall constitute one single agreement.
IN WITNESS WHEREOF, the Bank and Wal-Mart have each caused this Agreement to be executed and delivered by its duly authorized representative.

GE MONEY BANK		WAL-MART STORES, INC

By:		By:

Name:		Name:

	(Type or Print)		(Type or Print)
Title:		Title:

Schedule 1.13
Phase I of Card Program
[***] Stores, all located in the states of [***] and [***] (as more particularly described below by Store number), will participate in Phase I of the Program. For the location of these Stores, please refer to that certain Retailer document titled “Final Store List” dated July 19th, 2006 provided to Bank.
Phase I will commence as provided in the Agreement in no more than fifteen (15) Stores. If after one (1) week no significant operational issues have been encountered with respect to the Program, as reasonably determined by the parties, then the Program will promptly be rolled out to the remaining Phase I Stores.
Phase I Store Numbers

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Confidential material redacted and filed separately with the Commission

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Confidential material redacted and filed separately with the Commission

Schedule 4.3(c)
[***]
Green Dot shall [***] of [***]% of the retail fee Green Dot charges a Cardholder for a Reload Pack sold at a Participating Store (i.e., excluding the load amount).

***	Confidential material redacted and filed separately with the Commission

Schedule 4.4(a)
Operating Procedures for Load Program
Capitalized Terms not defined herein have the meaning set for in the Prepaid Card Program Agreement
Reload Pack Merchandising

Further, Retailer shall ensure all merchandise locations are stocked with applicable merchandise and shall reorder merchandise at a frequency needed to ensure applicable stock levels are maintained within Participating Stores.
Training
•	Retailer shall train its employees in the proper sale of the Reload Pack and the process for processing a POS Load.

•	Retailer shall train its employees to offer a POS Load as part of Retailer’s payroll check cashing process.

•	Retailer shall accept cash and debit cards as the only form of payment for Reload Pack sales and POS Loads.

•	Retailer shall train its associates to instruct customers to contact Green Dot customer service in case of a dispute or problem with the Reload Pack or POS Load.

•	Retailer shall train its associates to follow these operating instructions with the agreed upon training materials. The initial training instructions are attached as Exhibit A.
Reload Pack Sales and POS Loads
•	Loads to Prepaid Cards and other accounts or bills are facilitated through the purchase of a Reload Pack.

•	Loads to prepaid or stored value cards are facilitated through the POS Load process.

•	Proceeds from the Retailer check cashing service may be applied to a Reload Pack or POS Load.

•	Retailer shall be responsible for the risk associated with its payroll check cashing process.

•	Retailer must obtain from Green Dot an authorization for POS Loads and loads in connection with Reload Pack sales. If Green Dot does not authorize the load, Retailer shall terminate the load transaction and not accept any funds from the customer.

•	If the load is authorized, Retailer is responsible, and bears the risk of collecting the correct payment from the Cardholder.

•	Retailer shall keep the accounting for the Load Program. Retailer shall transmit amounts owed to Green Dot in accordance with the Agreement.

•	In the case of a POS Load, Retailer shall issue a paper receipt for each initial or subsequent direct card load that provides the Cardholder with the following information:
o	Load amount

o	Balance on the card after the load is completed

o	Any applicable authorization or activation numbers
•	In the case of a Reload Pack purchase, Retailer shall issue a paper receipt for each purchase that provides the customer with the following information:
o	Load amount

o	Balance on the Prepaid Card after the load is completed

o	Any applicable authorization or activation numbers
•	For any prepaid or stored value card POS Load, the card must be present for the load and the magnetic stripe of the prepaid or stored value card must be swiped and not hand keyed.
POS Load Data — Error Correction Procedures
If a Retailer employee does not enter the correct amount of an initial load transaction into the Terminal:
•	Associates will conduct a transaction reversal with a 1 action code while the cardholder is still at the register for the initial load transaction

•	The card must be present to process the reversal
Returns/Credits to Accounts
•	Retailer shall block any refunds to the purchase price and initial amount for a Reload Pack or POS Load and instruct customers seeking a refund to call Green Dot.
Lost/Stolen Reload Pack
•	If a customer calls Retailer to report a lost or stolen Reload Pack, Retailer shall instruct the Cardholder to immediately call customer service

•	If a customer is in a Retailer Location and reports a lost or stolen Reload Pack or has sent correspondence to Retailer to report a lost or stolen Reload Pack, Retailer shall call Green Dot and forward written correspondence to customer service on behalf of the customer.
Receipts
Subject to Applicable Law, Retailer shall accurately print on each Reload Pack and Swipe and Go transaction receipt, the last four (4) digits of the account number (where applicable), transaction type, transaction amount, authorization, activation number (where applicable) and store number.
Transmission of Authorization Request
When requesting an authorization for a Reload Pack or POS Load, Retailer shall send card number (POS Load only), amount, time of day, merchant ID, and transaction type.

EXHIBIT A
Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® MoneyPak™
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO) (GE LOGO) (GREEN DOT LOGO)
WHERE DO I DISPLAY THESE PRODUCTS?
FRONT END DEPARTMENT
Below you will find an image showing how many facings each location contains and how they should be merchandised.
PROMOTIONAL END CAP DISPLAY [***]
Your store will have [***] Promotional End [***] dedicated to these products. Please metchandise in the 2nd full lane end cap from the Supercenter side (food side) as shown below.
(GRAPHIC)
REGISTER POLES ACRYLIC DISPLAY [***]
Your store will receive acrylic display adapters to be placed on the front of the existing Wal-Mart credit card brochure holders. [***] these register pole displays will be merchandised with the Wal-Mart Prepaid Visa Card packaging and [***] will be merchandised with the Green Dot MoneyPak. (as shown below) Merchandise in lanes closest to both store antrances. Rotate placement of each product type at every other register pole.
(GRAPHIC)
(GRAPHIC)
TEAR PADS
Additional tear paris are stored underneath the front right portion of the display.
(GRAPHIC)
(GRAPHIC)

***	Confidential material redacted and filed separately with the Commission
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® MoneyPak™
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO) (GE LOGO)(GREEN DOT LOGO)
WHERE DO I DISPLAY THESE PRODUCTS?
FRONT END DEPARTMENT (cont.)
CUSTOMER SERVICE DESK ACRYLIC DISPLAY [***]
Your store will have [***] Customer Service Desk [***] dedicated to these protects. The front pockets of each display will contain the Reloadable Wal-Mart Prepaid Visa® Card packaging. The back packets will contain various consumer literature for other products, Merchandise as shown below.
MONEY CENTER (1)
Select stores have a Money Center counter. In these stores, an additional Customer Service Desk Acrylic will be merchandised next to the register as shown below.

BACK VERTICAL SLOT Community Application THIRD SLOT Personal Credit Brochure FRONT TWO SLOTS Wal-Mart Prepaid Visa Card Packaging	(GRAPHIC)	INSERT DISPLAY HEADER INTO DISPLAY SLOT THIRD SLOT Business Application FRONT TWO SLOTS Wal-Mart Prepaid Visa Card Packaging
HOW DO I REORDER?
These products are not set up on auto-replacement. Your store has been provided with an amount of packaging to support the multiple displays. Prior to reordering, please balance inventory among the various display locations. The Promotional End Cap contains the most amount of inventory.

Below is a list of all Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak Packaging.

Item#	UPC	Description
8247156	830324001311	Wal-Mart Prepaid Visa Card Package (English)
8247163	830324001366	Wal-Mart Prepaid Visa Card Package (Spanish)
8247149	830324001410	Green Dot MoneyPak
In the event that you are running low on any of these products, please contact the following Corporate Office Dept. buyers,
Merchandise Hotline: 700-Wal-Mart Financial Services; Ext. 43260
FOR MORE PRODUCT INFORMATION
•	Speak with the store manager to review the extended Wal-Mart Prepaid Visa and Green Dot MoneyPak Product Training Guides.

•	Wire-> Work-> Stores-> Wal-Mart-> Financial Services-> Guides-> Prepaid VISA (hyperlink).
WAL-MART FILED SUPPORT
1 (479) 273-4357

***	Confidential material redacted and filed separately with the Commission
Associates receive a 10% discount or the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® MoneyPak™

Attention Cashiers: For Customers Purchasing With Cash/PIN Dabit	(WAL-MART LOGO) (VISA LOGO) (GE LOGO) (GREEN DOT LOGO)
HOW DO I SELL A NEW PREPAID VISA CARD?
1. Scan the UPC.
(GRAPHICS)
2. SCAN ACCOUNT BARCODE.
(GRAPHICS)
3.	Enter the load amount (any amount from $20 to $500) and press ENTER.

4.	Collect cash from Customer before handing back package and receipt with Activation Number. Complete Sale.
Do not use real merchandise to train and practice transactions.
HOW DO I SELL A MONEYPAK?
1. Scan the UPC.
(GRAPHICS)
2. SCAN ACCOUNT BARCODE.
(GRAPHICS)
3.	Enter the load amount (any amount from $20 to $1,100) and press ENTER.
4.	Collect cash from Customer before handing back package and receipt with Activation Number. Complete Sale.
Do not use real merchandise to train and practice transactions.
SWIPE & GO: HOW DO I RELOAD A PREPAID CARD THAT THE CUSTOMER HANDS TO ME?
1.	Key 70 and press the ACTION CODE key.
2.	ENTER ACCOUNT by swiping the Card’s MAG-STRIPE through the Card reader.
3.	Press 1 to load.
4.	Enter the load amount (any amount from $20 to $1,100) and press ENTER.
5.	Collect cash from Customer before handing back receipt with Activation Number. Complete Sale.
WAL-MART STORE POLICY
•	NO REFUNDS at Wal-Mart stores.

•	Customers must call 1 (877) 937-4098.

•	No personal checks or credit cards can be accepted for payment (CASH ONLY).

•	Do NOT give activation or reload PIN numbers out over the phone.
WAL-MART FIELD SUPPORT

1 (479) 273-4357
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® Moneypak™
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO)(GE LOGO)(GREEN DOT LOGO)
INTRODUCING A NEW SOLUTION FOR CUSTOMERS CASHING CHECKS
In addition to receiving their check in cash, Wal-Mart check cashing customers will now be given the option to load part or all of their check onto a Card. Every time you cash a check, please be sure to offer the Customer this option.
After entering the check amount, the Customer will be prompted to either load funds onto a Wal-Mart Prepaid Visa Card or receive cash.
1.	To receive cash only, press TOTAL.
2.	To load to a Card press ENTER and follow steps below.
HOW DO I SELL OR RELOAD A PREPAID VISA CARD?
NEW CARD
1.	Press TOTAL.

2.	Scan UPC.

3.	SCAN ACCOUNT BARCODE.

4.	Press ENTER to load all check funds OR key amount to be loaded ($20 to $1,100). Complete Sale.

5.	Hand the package and receipt with Activation Number to the Customer.
EXISTING CARD
1.	Press ENTER.

2.	SCAN ACCOUNT BARCODE by swiping the Card’s MAG-STRIPE through the Card reader.

3.	Press ENTER to load all check funds OR key amount to be loaded ($20 to $1,100). Complete Sale.

4.	Hand the receipt to the customer.
No Reload Fee when cashing a check and loading a Wal-Mart Prepaid Visa Card.
Do not use real merchandise to train and practice transactions.
WAL-MART STORE POLICY
•	NO REFUNDS at Wal-Mart stores.

•	Customers must call 1 (877) 937-4088.

•	No Personal checks or credit cards can be accepted for payment (CASH ONLY).

•	Do NOT give activation or reload PIN numbers out over the phone.
WAL-MART FIELD SUPPORT
1 (479) 273-4357
FOR MORE PRODUCT INFORMATION
• Speak with the store manager to review the extended Wal-Mart Prepaid Visa and Green Dot MoneyPak Product Training Guides.
• Wire -> Work-> Stores -> Wal-Mart -> Financial Services-> Guides -> Prepaid VISA (hyperlink).
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® MoneyPakTM
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO) (GE LOGO) (GREEN DOT LOGO)
HOW DO I SELL A NEW PREPAID VISA CARD?
(GRAPHICS)(GRAPHICS)
1.	Scan the UPC.
2.	SCAN ACCOUNT BARCODE.
3.	Enter the load amount (any amount from $20 to $500) and press ENTER.
4.	Collect cash from Customer before handing back package and receipt with Activation Number, Complete Sale.
Do not use real merchandise to train and practice transactions.

HOW DO I SELL A MONEYPAK?
(GRAPHICS)(GRAPHICS)
1.	Scan the UPC.
2.	SCAN ACCOUNT BARCODE.
3.	Enter the load amount (any amount from $20 to $1,110) and press ENTER.
4.	Collect cash from Customer before handing back package and receipt with Activation Number, Complete Sale.
Do not use real merchandise to train and practice transactions.

SWIPE & GO: HOW DO I RELOAD A PREPAID CARD THAT THE CUSTOMER HANDS TO ME?

1.	Key 70 and press the ACTION CODE key.
2.	ENTER ACCOUNT by swiping the Card’s MAG-STRIPE through the Card reader.
3.	Press 1 to load.
4.	Enter the load amount (any amount from $20 to $1,100) and press ENTER.
5.	Collect cash from Customer before handing back receipt with Activation Number, Complete Sale.
(GRAPHICS)

WAL-MART STORE POLICY
•	NO REFUNDS at Wal-Mart stores.

•	Customer must call 1 (877) 937-4098

•	No personal checks or credit cards can be accepted for payment (CASH ONLY).

•	Do NOT give activation or reload PIN numbers out over the phone.

WAL-MART FIELD SUPPORT
1 (479) 273-4357
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa® Card & Green Dot® MoneyPak™
[ILLEGIBLE]
(WAL-MART LOGO)(VISA LOGO)(GE LOGO)(GREEN DOT LOGO)
WHAT IS THE RELOADABLE
WAL-MART PREPAID VISA® CARD?
WHAT IS IT?
The Reloadable Wal-Mart Prepaid Visa® Card is a real Visa debit Card with no credit check or bank account required. The Card has no credit limit, instead, the Card’s spending limit is determined by the amount of money the customer loads. (eg. load $500, spend $500.) To add more money to their Card, customers simply purchase a Green Dot MoneyPak.
WHAT CAN IT BE USED FOR?
The Wal-Mart Visa Card can be used everywhere Visa debit cards are accepted worldwide. Some of the most common uses for the Card include:
• Paying Bills
• Shopping Online
• Buying groceries
• Making hotel and airline reservations
• Using at stores and restaurants
• Paying at the pump
(GRAPHIC)(GRAPHIC)
WHAT IS THE GREEN DOT MONEYPAK™ ?
The Green Dot MoneyPak is designed to:
• Reload prepaid cards (including those sold at Wal-Mart and at other stores)
• Make payments and pay bills
• Add cash to accounts
(GRAPHIC)
FOR MORE PRODUCT INFORMATION
• Speak with the store manager to review the extended Wal-Mart Prepaid Visa and Green Dot MoneyPak Product Training Guides.
• > Work-> Stores -> Wal-Mart -> Financial Services-> Guides-> Prepaid VISA (hyperlink).
WHERE DO I DISPLAY THESE PRODUCTS?
CONNECTION CENTER DISPLAY [***]
Your store will merchandise the Prepaid Visa Card Powerwing [***] on the low media fixture that is closest to the Connection Center register. The packaging and displays should be merchandised as shown.
(GRAPHIC)
HOW DO I REORDER?
Below is a list of all Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak packaging. These products are not set up on auto-replenishment.

Item #	UPC	Description
87287783	830324001519	Wal-Mart Prepaid Visa Card Package (English)
87287853	830324001564	Wal-Mart Prepaid Visa Card Package (Spanish)
87287713	830324001618	Green Dot Center MoneyPak
In the event that you are running low on any of these products, please contact the following Corporate Office Dept. buyers. Merchandise Hotline: 700-Wal-Mart
Financial Services; Ext. 43260
WAL-MART STORE POLICY
• NO REFUNDS at Wal-Mart stores,
• Customers must call 1 (877) 937-4098.
• No personal checks or credit cards can be accepted for payment (CASH ONLY).
• Do NOT give activation or reload PIN numbers out over the phone.
WAL-MART FIELD SUPPORT
1 (479) 273-4357

***	Confidential material redacted and filed separately with the Commission
Associates receive a 10% discount on the retail price of this product!

Reloadable Wal-Mart Prepaid Visa Card and Green Dot MoneyPak
[ILLEGIBLE]
WHAT IS THE GREEN DOT MONEYPAK?
[ILLEGIBLE]
FOR MORE PRODUCT INFORMATION
[ILLEGIBLE]
Reloadable Wal-Mart Prepaid Visa® Card and Green Dot® MoneyPak
[ILLEGIBLE]
(WAL-MART LOGO) (VISA LOGO) (GE LOGO) (GREEN LOGO)
[ILLEGIBLE]
(GRAPHIC)

Reloadable Wal-Mart Prepaid Visa® Card and Green Dot® MoneyPak™
[ILLEGIBLE]
Reloadable Wal-Mart Prepaid Visa® Card and Green Dot® MoneyPak™
[ILLEGIBLE]

Schedule 4.4(d)
[***]
Green Dot shall pay [***] in the amount of [***]% of the retail fee charged by Bank to Cardholders for each POS Load at a Participating Store (i.e., excluding the load amount).

***	Confidential material redacted and filed separately with the Commission

Schedule 4.5
Appointment Agreement — by Green Dot of Retailer
APPOINTMENT AGREEMENT
     This APPOINTMENT AGREEMENT (this “Agreement”) is made and entered into as of October 27, 2006 (the “Effective Date”) by and among Green Dot Corporation, a Delaware corporation (“Green Dot”), whose principal business address is 605 E. Huntington Drive, Suite 205, Monrovia, California 91016 and Wal-Mart Stores, Inc., a Delaware corporation (“Wal-Mart”). Green Dot and Wal-Mart each may be referred to herein individually as “Party,” and jointly as the “Parties.”
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Program Description. Green Dot, GE Money Bank, a federal savings association with its principal place of business in Salt Lake City, Utah (“Bank”), Wal-Mart, and certain subsidiaries of Wal-Mart, have entered into an Agreement (the “Card Program Agreement”), which sets forth the general terms and conditions under which the Bank shall issue and service, and Wal-Mart shall distribute, prepaid cards which are branded with the Wal-Mart name and which bear the name and trademark of a card association (the “Prepaid Cards”), in such retail stores indirectly operated by Wal-Mart as the parties to the Card Program Agreement may agree upon from time to time in writing (the “Territory’’). In the program, Prepaid Card cardholders, as well as other customers participating in the Green Dot® Financial Network (the “Network”) may load funds on prepaid cards and transfer funds to other participants in the Network. Wal-Mart will sell certain payment devices provided by Green Dot for this purpose, in accordance with operating procedures provided from time to time by Green Dot to Wal-Mart in writing.
2. Load Packs. Green Dot shall provide to Wal-Mart Reload Packs and POS Loads for sale in Wal-Mart stores participating in the Prepaid Card program. A “Reload Pack” is a MoneyPak or any other type of universal cash acceptance product that can be used to transfer funds to stored value cards and prepaid cards, to pay bills with participating billers and to make transfers to other payees participating in the Network. A “POS Load” is a transaction in which a cardholder may load a prepaid card through the Network by providing funds to a cashier at a point-of-sale in a retail store, who swipes the prepaid card through an electronic terminal Money Pales and POS Loads are sometimes referred to in this Agreement together as “Load Packs”.
3. Appointment; Limited Agency. The Card Program Agreement provides that Wal-Mart shall serve as the agent of Green Dot for certain limited purposes in the Card Program, as described more particularly in an Appointment Agreement. Accordingly, this Agreement sets forth the terms of such agency.

     (a) Green Dot hereby grants to Wal-Mart a non-exclusive right to market, promote, distribute and sell Load Packs as a member of the GD Network. Wal-Mart agrees to stock and sell MoneyPaks at Wal-Mart store locations, and consents to Green Dot’s use of Wal-Mart’s name, and Green Dot’s listing of Wal-Mart’s participating store locations on Green Dot’s website in order to direct consumers to Green Dot® Financial Network locations, in each case as described in the Card Program Agreement. Any other use of the Wal-Mart name or trademarks by Green Dot is subject to the terms of the Card Program Agreement.
     (b) Green Dot hereby appoints Wal-Mart as agent solely for the purpose of selling Load Packs and engaging in the collection and transmission of funds in connection with such sales, in the Territory on behalf of Green Dot. Green Dot and Wal-Mart are subject to regulation as provided by applicable state law and regulations. Green Dot shall provide notice to Wal-Mart in advance of any supervision or examination of Wal-Mart that may be required under the laws of a state prior to that state being added to the Territory; provided, however, that such notice shall not be subject to the notice requirements of Section 9 hereof. Wal-Mart acknowledges and agrees that, upon the addition of any state to the Territory, Wal-Mart shall be subject to supervision and examination as provided by applicable state law and regulations. Wal-Mart is under a duty to act only as authorized under this Agreement, and if Wal-Mart exceeds such authority, this Agreement may be terminated and Wal-Mart may be subject to disciplinary action by government authorities. Neither Party shall appoint or authorize subagents or sub-authorized delegates except in compliance with applicable state law and regulations. As required by Arizona law, a copy of the Arizona statute governing money transmission is appended hereto as Exhibit 1 and incorporated herein by reference.
     (c) Except for the obligations set forth in this Section 3, Wal-Mart owes no other obligation or duty to Green Dot as its principal. Without limiting the generality of the foregoing sentence, Green Dot acknowledges that Wal-Mart may sell products which compete with the Reload Packs and POS Loads, subject to the terms of the Card Program Agreement. As Green Dot’s agent, Wal-Mart shall not act outside the scope of the authority granted to it by Green Dot under this Section 3, and shall perform its obligations as agent in accordance with applicable law.
     (d) During the term of this Appointment Agreement, Green Dot shall perform its obligations as principal in accordance with applicable law, and shall maintain all licenses, registrations and permits necessary to conduct its business and maintain the appointment of Wal-Mart made hereunder.
4. Settlement. All Cardholder funds, including fees, received by Wal-Mart for sales of Load Packs shall be held in trust by Wal-Mart until received by Bank each day on behalf of Green Dot. Payment by Wal-Mart to Bank of any settlement amounts due Green Dot from Wal-Mart under this Agreement shall satisfy Wal-Mart’s obligations to Green Dot with respect to such amounts.
5. Regulatory Compliance. Wal-Mart shall display at participating Wal-Mart store locations any signs, decals, and other display materials that state law requires an agent to post as an authorized delegate of Green Dot. All such signs, decals, materials and supplies furnished by Green Dot to Wal-Mart shall remain the sole property of Green Dot, and shall be returned to Green Dot within ten business days after the effective termination date of this Appointment Agreement. Green Dot shall bear the reasonable cost of such return of signs, decals, materials and supplies to Green Dot by Wal-Mart. Wal-Mart shall keep Green Dot apprised of changes, additions or deletions to its participating store locations. Participating stores shall be determined in accordance with the Card Program Agreement.
6. [***]. In consideration of Wal-Mart’s marketing and distribution and sale of Load Packs, [***]
7. Term; Termination.
     (a) Unless terminated earlier in accordance with paragraph (b) below, the term of this Agreement shall commence on the Effective Date and shall continue until the Card Program Agreement expires or is terminated.
     (b) If there is a material breach or default by either Party in the performance of the terms and conditions of this Agreement, and such default (other than a payment default) shall continue for a period of forty-five (45) days after receipt by the defaulting Party of written notice thereof from the non-defaulting Party (setting forth in detail the nature of such default), then this Agreement shall terminate at the option of the nondefaulting Party as of the forty-sixth (46th) day following the receipt of such written notice. If a payment default shall continue for a period of three (3) business days after receipt by the defaulting Party of written notice thereof by the non-defaulting party, then this Agreement shall terminate at the option of the non-defaulting Party as of the third (3rd) business day following receipt of such written notice.
     (c) Upon termination or expiration of this Agreement: (a) Wal-Mart shall cease selling Load Packs, and immediately transmit all proceeds from the sales of Load Packs in Wal-Mart’s possession to Green Dot, in accordance with the terms of the Card Program Agreement; and (b) the appointment granted hereunder shall terminate.
8. Severability; Waiver. It is agreed between the Parties that if any provision of this Agreement is held to be invalid, the remainder of this Agreement shall continue in full force and effect and shall be binding and effective on the Parties thereto. In addition, the rights of either Party hereunder shall not be prejudiced or restricted by any time given or forbearance extended to the other Party in the enforcement of its rights and no waiver by a Party of its tights in respect of any breach hereof by the other Party shall be deemed to operate as a waiver in respect of any subsequent breach hereof.
9. Notices. All notices, demands and other communications hereunder shall be in writing and shall be sent by certified mail return receipt requested, by hand, by facsimile

***	Confidential material redacted and filed separately with the Commission with verbal confirmation of receipt, or by nationally recognized overnight courier service addressed to the Party to whom such notice or other communication is to be given or made at such Party’s address as set forth below, or to such other address as such Party may designate in writing to the other Parties from time to time in accordance with the provisions hereof and shall be deemed given when delivered to a Party at the address below in the case of overnight courier service, by hand or by facsimile or three (3) Business Days after being sent in the United States postal system, as follows: (i) if to Wal-Mart: Wal-Mart Stores, Inc., 702 S.W. Eighth Street, Bentonville, Arkansas 72716-8001, Attention: Finance Department with a copy to the General Counsel at the same address; (ii) if to Green Dot: 605 East Huntington Drive, Suite 205, Monrovia, California 91016 Attention: Chief Executive Officer, with a copy to: General Counsel.
10. Relationship of Parties. Except as expressly provided in Section 3 of this Agreement, the relationship of the parties hereto is that of independent contracting parties and shall not be deemed to be any other relationship including, without limiting the generality of the foregoing, that of joint ventures, partners, joint employers or principal and agent. Except for the services performed as Green Dot’s agent under Section 3 of this Agreement, Wal-Mart will not provide, and shall not be deemed to be providing, any other services to or on behalf of Green Dot.
11. Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one single agreement.
[remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

GREEN DOT CORPORATION	WAL-MART STORES, INC

By:	Name:

Title:	By:

Name:	Title:

EXHIBIT 1
Arizona Money Transmitter Statute
Arizona Revised Statutes Annotated Currentness
  Title 6. Banks and Financial Institutions
     [  ] Chapter 12. Transmitters of Money
       [  ] Article 1. Licenses and Regulation
“Sec. 6. Applicability
“All persons engaged in activities in this state that are regulated by this act on its effective date shall file applications as prescribed by title 6, chapter 12, article 1, Arizona Revised Statutes, as added by this act, on or before November 1, 1991. A person who has filed a timely application for a license under title 6, chapter 12, article 1, Arizona Revised Statutes, shall not be deemed to be in violation of any licensing provision of that article until after that application is either denied or a license is issued by the department. During the period while the application is pending, the applicant shall be subject to all other provisions of title 6, chapter 12, article 1, Arizona Revised Statutes, as added by this act, in the same manner as if the applicant were licensed.”
→ § 6-1201. Definitions
In this chapter, unless the context otherwise requires:
1. “Authorized delegate” means a person designated by the licensee under § 6-1208.
2. “Check cashing” means exchanging for compensation a check, debit card payment order, draft, money order, traveler’s check or payment instrument of a licensee for money delivered to the presenter at the time and place of the presentation.
3. “Control” means ownership of fifteen per cent or more of a licensee or controlling person, or the power to vote fifteen per cent or more of the outstanding voting securities of a licensee or controlling person. For the purpose of determining the percentage controlled by anyone person, that person’s interest shall be aggregated with the interest of any other person controlled by that person or an officer, partner or authorized delegate of that person, or by a spouse, parent or child of that person.
4. “Controlling person” means a person directly or indirectly in control of a licensee.
5. “Engage in the business” means conducting activities regulated under this chapter more than ten times in any calendar year for compensation or in the expectation of compensation. For purposes of this paragraph, “compensation” means any fee, commission or other benefit.
6. “Foreign money exchange” means exchanging for compensation money of the United States government or a foreign government to or from money of another government at a conspicuously posted exchange rate at the time and place of the presentation of the money to be exchanged.
7. “Licensee” means a person licensed under this chapter.
8. “Location” means a place of business at which activity regulated by this chapter occurs.
9. “Money” means a medium of exchange that is authorized or adopted by a domestic or foreign government as a part of its currency and that is customarily used and accepted as a medium of exchange in the country of issuance.
10. “Money accumulation business” means obtaining money from a money transmitter as part of any

(activity that is carried on for financial gain if the money that is obtained by all persons acting in concert in the activity, in amounts of one thousand dollars or more, totals over fifty thousand dollars in the preceding twelve-month period. Money accumulation business does not include a person who is subject to the reporting requirements under 31 United States Code § 5313. The exception that is established by 31 United States Code § 5331, subsection let paragraph 1 does not apply to persons who are engaged in the money accumulation business.
11. “Money transmitter” means a person who is located or doing business in this state, including a check casher and a foreign money exchanger, and who does any of the following:
(a) Sells or issues payment instruments.
(b) Engages in the business of receiving money for the transmission of or transmitting money.
(c) Engages in the business of exchanging payment instruments or money into any form of money or payment instrument.
(d) Engages in the business of receiving money for obligors for the purpose of paying that obligor’s bills, invoices or accounts.
(e) Meets the definition of a bank, financial agency or financial institution as prescribed by 31 United States Code § 5312 or 31 code of federal regulations § 103.11.
12. “Outstanding payment instruments” means unpaid payment instruments whose sale has been reported to a licensee.
13. “Payment instrument” means a check, draft, money order, travelers check or other instrument or order for the transmission or payment of money sold to one or more persons whether or not that instrument or order is negotiable.· Payment instrument does not include an instrument that is redeemable by the issuer in merchandise or service, a credit card voucher or a letter of credit.
14. “Permissible investment” means any of the following:
(a) Money on hand or on deposit in the name of the licensee.
(b) Certificates of deposit or other debt instruments of a bank, savings and loan association or credit union.
(c) Bills of exchange or time drafts that are drawn on and accepted by a bank, otherwise known as banker’s acceptances, and that are eligible for purchase by member banks of the federal reserve system.
(d) Commercial paper bearing a rating of one of the three highest grades as defined by a nationally recognized organization that rates these securities.
(e) Securities, obligations or other instruments whose payment is guaranteed by the general taxing authority of the issuer, of the United States or of any state or by any other governmental entity or any political subdivision or instrumentality of a governmental entity and that bear a rating of one of the three highest grades by a nationally recognized investment service organization that has been engaged regularly in rating state and municipal issues for at least five years.
(f) Stocks, bonds or other obligations of a corporation organized in any state of the United States, the District of Columbia, the Commonwealth of Puerto Rico or the several territories organized by Congress that bear a rating of one of the three highest grades by a nationally recognized investment service organization that has been engaged regularly in rating corporate securities for at least five years.
(g) Any receivable that is due to a licensee from its authorized delegate pursuant to a contract between the licensee and authorized delegate as prescribed in § 6·1208 if the amount of investment in those receivables does not exceed ninety per cent of the total amount of those receivables after subtracting the amount of those receivables that are past due or doubtful of collection.
15. “Responsible individual” means a person who is employed by a licensee and who has principal active management authority over the business of the licensee in this state that is regulated under this chapter.
16. “Trade or business” has the same meaning prescribed in § 162 of the internal revenue code of 1954 and includes the money accumulation business.
17. “Transmitting money” means the transmission of money by any means including transmissions within this country or to or from locations abroad by payment instrument, wire, facsimile [FN 1] internet or any other electronic transfer, courier or otherwise.
18. “Traveler’s check” means an instrument identified as a traveler’s check on its face or commonly recognized as a traveler’s check and issued in a money multiple of United States or foreign currency with a provision for a specimen signature of the purchaser to be completed at the time of purchase and a countersignature of the purchaser to be completed at the time of negotiation.
→ § 6-1202. License required
A. A person shall not sell or issue payment instruments, engage in the business of receiving money for transmission or transmitting money, engage in the business of exchanging payment instruments or money into any form of money or payment instrument or engage in the business of receiving money for obligors for the purpose of paying that obligor’s bills, invoices or accounts without first obtaining a license as provided in this chapter or becoming an authorized delegate of a licensee with respect to those activities. A licensee is under the jurisdiction of the department. A person who is not licensed under this chapter or who is not an authorized delegate of a licensee with respect to those activities is presumed to be engaged in a business that is regulated by this chapter and that requires a license if he advertises, solicits or holds himself out as being in the business of selling or issuing payment instruments, of receiving money for transmission or transmitting money or of converting one form of money to another form of money.
B. No person other than a corporation organized and in good standing under the laws of the state of its incorporation or, if a corporation organized under the laws of a country other than the United States and in good standing under the laws of the country of its incorporation and authorized to do business in this state, may apply for or be issued a license as provided in this chapter.
C. A person engages in business activity regulated by this chapter in this state if any of the following applies:
1. Conduct constituting any element of the regulated activity occurs in this state.
2. Conduct occurs outside this state and constitutes an attempt, offer or conspiracy to engage in the activity within this state and an act in furtherance of the attempt, offer or conspiracy occurs within this state.
3. As part of a business activity described by this section a person knowingly transmits money into this state or makes payments in this state without disclosing the identity of each person on whose behalf money was transmitted or payment was made.
→ § 6-1203. Exemptions
A. This chapter does not apply to:
1. The United States or any department or agency of the United States.
2. This state, including any political subdivision of this state.
B. This chapter does not apply to the following if engaged in the regular course of their respective businesses, except that the provisions of article 2 of this chapter apply to:
1. A bank, financial institution holding company, credit union, savings and loan association or savings bank, whether organized under the laws of any state or the United States when the term “money transmitter” is used.
2. A person who engages in check cashing or foreign money exchange and engages in other activity regulated under this chapter only as an authorized delegate of a licensee acting within the scope of the contract between the authorized delegate and the licensee.
3. A person licensed pursuant to chapter 5, 6, 7 or 8 of this title, [FN1] chapter 9, article 2 of this title, [FN2] chapter 12.1 of this title [FN3] or title 32, chapter 9. [FN4]
→ § 6-1204. Application for license; fees
A. Each application for a license shall be made in writing, under oath and in the form prescribed by the superintendent. The application shall contain at least the following:
1. Copies of the articles of incorporation for the applicant, a listing of all trade names or fictitious names used by the applicant and other information concerning the corporate status of the applicant.
2. The address of the applicant’s principal place of business, the address of each location where the applicant intends to transact business in this state, including any branch offices, and the name and address of each location of any authorized delegates.
3. For each executive officer and director of the applicant and for each executive officer and director of any controlling person, unless the controlling person is a publicly traded company on a recognized national exchange and has assets in excess of four hundred million dollars, a statement of personal history in the form prescribed by the superintendent.
4. An identification statement for each branch manager and responsible individual including all of the following:
(a) Name and any aliases or previous names used.
(b) Date and place of birth.
(c) Alien registration information, if applicable.
(d) Employment history and residence addresses for the preceding fifteen years.
(e) Social security number.
(f) Criminal convictions, excluding traffic offenses.
5. The name and address of each authorized delegate.
6. The identity of any account in any financial institution through which the applicant intends to conduct any business regulated under this chapter.
7. A financial statement audited by a licensed independent certified public accountant.
B. Each application shall be accompanied by the nonrefundable application fee and an annual fee as prescribed in § 6-126.
→ § 6-1205. Bond required; conditions; notice; cancellation; substitution

A. Each application for a license shall be accompanied by and each licensee shall maintain at all times a bond executed by the licensee as principal and a surety company authorized to do business in this state as surety. The bond shall be in the amount of twenty-five thousand dollars for a licensee with five or fewer authorized delegates and locations, one hundred thousand dollars for a licensee with more than five but fewer than twenty-one authorized delegates and locations and an additional five thousand dollars for each authorized delegate and location in excess of twenty but fewer than two hundred one authorized delegates and locations, to a maximum of two hundred fifty thousand dollars and an additional five thousand dollars for each authorized delegate and location in excess of two hundred authorized delegates and locations, to a maximum of five hundred thousand dollars.
B. The bond shall be conditioned on the faithful compliance of the licensee, including its directors, officers, authorized delegates and employees, with this chapter. The bond shall be payable to any person injured by the wrongful act, default, fraud or misrepresentation of the licensee, his authorized delegates or his employees or to the state for the benefit of the person injured. Only one bond is required for any licensee irrespective of the number of officers, directors, locations, employees or authorized delegates of that licensee.
C. The bond shall remain in effect until cancelled by the surety, which cancellation may be had only after thirty days’ written notice to the superintendent. That cancellation does not affect any liability incurred or accrued during the thirty day period.
D. In lieu of the bond prescribed in this section, an applicant for a license or a licensee may deposit with the superintendent cash or alternatives to cash acceptable to the superintendent in the amount of the required bond. Notwithstanding § 35-155, subsection E, the principal amount of the deposit shall be released only on written authorization of the superintendent or on the order of a court of competent jurisdiction. The principal amount of the deposit shall not be released to the licensee before the expiration of five years from the first occurrence of any of the following:
1. The date of substitution of a bond for a cash alternative unless the superintendent determines in his discretion that the bond constitutes adequate security for all past, present or future obligations of the licensee. After that determination, the cash alternative may be immediately released.
2. The surrender of the license.
3. The revocation of the license.
4. The expiration of the license.
E. Notwithstanding subsections A through D of this section, if the required amount of the bond is reduced, whether by change in the number of authorized delegates or locations or by legislative action, a cash deposit in lieu of that bond shall not be correspondingly reduced but shall be maintained at the higher amount until the expiration of three years from the effective date of the reduction in the required amount of that bond unless the superintendent in his discretion determines otherwise.
→ § 6-1205.01. Net worth requirements
A. Each applicant for a license shall have and each licensee shall maintain at all times a net worth of at least one hundred thousand dollars, calculated according to generally accepted accounting principles.
B. Any licensee who is engaged in the business regulated under this chapter at more than one location pursuant to § 6-1207 or through authorized delegates pursuant to § 6-1208 shall have an additional net worth of fifty thousand dollars for each location or authorized delegate located in this state, as applicable, to a maximum of five hundred thousand dollars.
C. A licensee whose business conducts a total of more than five hundred thousand dollars in transactions that involve transmitting money in an amount of one thousand dollars or more during the preceding year shall maintain net worth in addition to the amounts required by subsections A and B of this section. The additional net worth shall be not less than ten per cent of the total of such transactions conducted in this state. calculated according to generally accepted accounting principles to a maximum of five hundred thousand dollars.
→ § 6-1206. Issuance of license; renewal
A. On the filing of a complete application, the superintendent shall investigate the financial condition and responsibility, financial and business experience, character and general fitness of the applicant. In his discretion, the superintendent may conduct an on-site investigation of the applicant, the reasonable cost of which shall be borne by the applicant. The superintendent shall issue a license to an applicant if the superintendent finds that all of the following conditions are met:
1. The applicant has complied with § § 6-1204, 6-1205 and 6-1205.01.
2. The competence, experience and integrity of the officers, directors and controlling persons and any proposed management personnel indicate that it would be in the interest of the public to permit such person to participate in the affairs of a licensee.
3. The applicant has paid the required license fee.
B. The superintendent shall approve or deny every application for an original license within one hundred twenty days after the date an application is complete, which period may be extended by the written consent of the applicant. The superintendent shall notify the applicant of the date on which the application is determined to be complete. In the absence of approval or denial of the application or consent to the extension of the one hundred twenty day period, the application is deemed approved and the superintendent shall issue the license effective as of the first business day after that one hundred twenty day period or any extended period.
C. A licensee shall pay a renewal fee as prescribed in § 6-126 on or before November 1 of each year. The renewal fee shall be accompanied by a renewal application in the form prescribed by the superintendent. A license for which no renewal fee and application have been received by November I shall be suspended. A licensee may renew a suspended license no later than December 1 of the year of expiration by paying the renewal fee plus one hundred dollars for each day the renewal fee and application were not received by the superintendent. A license expires on December I of each year, unless earlier renewed, surrendered or revoked. A license shall not be granted to the holder of an expired license or to an incorporator, director or officer of the holder of an expired license except on compliance with the requirements provided in this article for an original license.
→ § 6-1207. Principal and branch offices; notices
A. A licensee shall designate and maintain a principal place of business for the transaction of business regulated by this chapter. If a licensee maintains one or more places of business in this state, the licensee shall designate a place of business in this state as its principal place of business for purposes of this section. The license shall specify the address of the principal place of business and shall designate a responsible individual for its principal place of business.
B. If a licensee maintains one or more locations in this state in addition to a principal place of business, and those locations are to be under the control of the licensee and not under the control of authorized delegates as prescribed in § 6-1208, the licensee shall obtain a branch office license from the superintendent for each additional location by filing an application as required by the superintendent at the time the licensee files its license application. If branch offices are added by the licensee, the licensee shall file with the superintendent an application for a branch office license with the licensee’s next quarterly fiscal report prescribed by § 6-1211. The superintendent shall issue a branch office license if the superintendent determines that the licensee has complied with the provisions of this subsection. The license shall indicate on its face the address of the branch office and shall designate a manager for each branch office to oversee that office. The superintendent may disapprove the designated manager then or at any later time if the superintendent finds that the competence, experience and integrity of the branch manager warrants disapproval. A person may be designated as the manager for more than one branch. The licensee shall submit a fee as prescribed in § 6·126 for each branch office license.
C. A licensee shall prominently display the money transmitter license in its principal place of business and the branch office license in each branch office. Each authorized delegate shall prominently display at each location a notice in a form prescribed by the superintendent that indicates that the authorized delegate is an authorized delegate of a licensee under this chapter.
D. If the address of the principal place of business or any branch office is changed, the licensee shall immediately notify the superintendent of the change. The superintendent shall endorse the change of address on the license for a fee as prescribed in § 6-126.
→ § 6-1208. Authorized delegates of licensee; reports
A. A licensee may conduct the business regulated under this chapter at one or more locations in this state through authorized delegates designated by the licensee.
B. Each contract between a licensee and an authorized delegate shall require the authorized delegate to operate in full compliance with the law and shall contain as an appendix a current copy of this chapter. The licensee shall provide each authorized delegate with operating policies and procedures sufficient to permit compliance by the delegate with the provisions of title 13, chapter 23 [FN1] and this chapter and rules adopted pursuant to this chapter. The licensee shall promptly update the policies and procedures to permit compliance with those laws and rules.
C. An authorized delegate is not liable for any obligation imposed on its licensee by this chapter with respect to the business for which it is a delegate. On suspension or revocation of a license or the failure of a licensee to renew its license, the superintendent shall notify all delegates of the licensee who are on record with the department of the department’s action. On receipt of this notice, an authorized delegate shall immediately cease to operate as a delegate of that licensee.
→ § 6-1209. Cease and desist orders; examinations
A. In addition to his authority under § 6-137, the superintendent may issue an order to cease and desist against a licensee, requiring the licensee to cease conducting its business through an authorized delegate and to take appropriate affirmative action, pursuant to § 6-137, if the superintendent finds that:
1. The authorized delegate has violated, is violating or is about to violate any applicable law or rule or order of the superintendent.
2. The authorized delegate has failed to cooperate with an examination or investigation by the superintendent or the attorney general authorized by this title.
3. The competence, experience, integrity or overall moral character of the authorized delegate or any controlling person of the authorized delegate indicates that it would not be in the interest of the public to permit that person to participate in the business regulated under this chapter.
4. The financial condition of the authorized delegate is such that it might prejudice the interests of the public in the conduct of the business regulated under this chapter.
5. The authorized delegate has engaged, is engaging or is about to engage in any unsafe or unsound act, practice or transaction or an act, practice or transaction that constitutes a violation of this title or of any rule or order of the superintendent.
B. Any business for which a license is required by this chapter conducted by an authorized delegate outside the scope of authority conferred in the contract between the authorized delegate and the licensee is unlicensed activity. An authorized delegate of a licensee holds in trust for the benefit of the licensee all monies received from the sale or delivery of the licensee’s payment instruments or monies received for transmission. If an authorized delegate commingles any such monies with any monies or other property owned or controlled by the authorized delegate, a trust against all commingled proceeds and other monies or property owned or controlled by the authorized delegate is imposed in favor of the licensee in an amount equal to the amount of the proceeds due the licensee.
C. An authorized delegate is subject to examination by the superintendent at the discretion of the superintendent. The licensee is responsible for the payment of an assessment for the examination of its authorized delegates to the extent that the examination relates to the activities conducted by the authorized delegate on behalf of the licensee. That assessment shall be made at the rate set by the superintendent for examination of an enterprise pursuant to § 6-125, subsection B, and payment of that assessment shall be made as prescribed by § 6-125.
→ § 6-1210. Suspension or revocation of licenses
The superintendent may suspend or revoke a license if the superintendent finds any of the following:
1. The licensee has made a material misstatement or suppressed or withheld information on an application for a license or any document required to be filed with the superintendent.
2. A fact or condition exists that, if it had existed or had been known at the time the licensee applied for its license, would have been grounds for denying the application.
3. The licensee is insolvent as defined in § 47-1201.
4. The licensee has violated any provision of title 13, chapter 23, [FN1] this chapter or rules adopted pursuant to this chapter or any order of the superintendent.
5. An authorized delegate of the licensee has violated any provision of title 13, chapter 23, this chapter or rules adopted thereunder or any order of the superintendent as a result of a course of negligent failure to supervise or as a result of the willful misconduct of the licensee.
6. The licensee refuses to permit the superintendent or the attorney general to make any examination authorized by this title. [FN2]
7. The licensee knowingly fails to make any report required by this chapter.
8. The licensee fails to pay a judgment entered in favor of a claimant, plaintiff or creditor in an action arising out of the licensee’s business regulated under this article within thirty days after the judgment becomes final or within thirty days after expiration or termination of a stay of execution or other stay of proceedings, whichever is later. If execution on the judgment is stayed by court order, operation of law or otherwise, proceedings to suspend or revoke the license for failure of the licensee to comply with that judgment may not be commenced by the superintendent under this subsection until thirty days after that stay.
9. The licensee has been convicted in any state of a felony or of any crime involving a breach of trust or dishonesty.
→ § 6-1211. Reports
Each licensee shall file with the superintendent within forty-five days after the end of each fiscal quarter a consolidated financial statement including a balance sheet, income and expense statements and a list of all authorized delegates, branch managers, responsible individuals and locations within this state that have been added or terminated by the licensee within the fiscal quarter. Information regarding branch managers and responsible individuals shall include the information prescribed in § 6-1204, subsection A, paragraph 4. For locations and authorized delegates, the licensee shall include the name and street address of each location and authorized delegate.
→ § 6-1212. Permissible investments
A. Every licensee shall maintain at all times permissible investments that comply with either of the following:
1. A market value computed in accordance with generally accepted accounting principles of not less than the aggregate amount of all of its outstanding payment instruments.
2. A net carrying value computed in accordance with generally accepted accounting principles of not less than the aggregate amount of all of its outstanding payment instruments, provided the market value of these permissible investments is at least ninety-five per cent of the net carrying value.
B. Notwithstanding any other provision of this chapter, the superintendent, with respect to any particular licensee or all licensees, may limit the extent to which any class of permissible investments as defined in § 6-1201 may be considered a permissible investment, except for money and certificates of deposit. The superintendent may by rule prescribe or by order allow other types of investments which the superintendent determines to have substantially equivalent safety as other permissible investments to be considered a permissible investment under this chapter.
→ § 6-1213. Records
A. Each licensee shall keep and use in its business books, accounts and records in accordance with generally accepted accounting principles that will enable the superintendent to determine whether that licensee is complying with the provisions of this chapter. Each licensee and authorized delegate shall preserve its records for at least five years after making the final entry on any transaction. Each authorized delegate shall keep records as required by the superintendent.
B. For each authorized delegate, the licensee shall maintain records that demonstrate that the licensee conducted a reasonable background investigation of each authorized delegate. A licensee shall preserve those records for at least five years after the authorized delegate’s most recent designation by the licensee. For an authorized delegate designated after November 1, 1991, the records shall be available at all times, and for an authorized delegate designated on or before November 1, 1991, the records shall be available at all times after November 1, 1992.
C. The records of the licensee regarding the business regulated under this chapter shall be maintained at its principal place of business or, with notice to the superintendent, at another location designated by the licensee. If the records are maintained outside this state, the superintendent may require that the licensee make those records available to the superintendent at his office not more than five business clays after demand. The superintendent may further require that those records be accompanied by an individual who is available to answer questions regarding those records and the business regulated under this chapter. The superintendent may require the appearance of a specific individual or may request the licensee to designate an individual knowledgeable with regard to the records and the business. The individual appearing with the records shall be available to the superintendent for up to three business days.
D. On-site examinations of records prescribed by this chapter may be conducted in conjunction with representatives of other state agencies or agencies of another state or of the federal government as determined by the superintendent. In lieu of an on-site examination, the superintendent may accept the examination report of an agency of this state or of another state or of the federal government or a report prepared by an independent licensed certified public accountant. Joint examination or acceptance of an examination report shall not be deemed a waiver of examination assessments provided by law, and joint reports and reports accepted under this subsection are considered an official report of the department for all purposes. Information obtained by examinations prescribed by this article shall be disclosed only as provided in § 6-129.
→ § 6-1214. Liability of licensees
Each licensee is liable for the payment of all moneys covered by payment instruments that it sells or issues in any form in this state whether directly or through an authorized delegate and whether as a maker or drawer or as money received for obligors or for transmission by any means whether or not that instrument is a negotiable instrument under the laws of this state.
→ § 6-1215. Notice of source of instrument; transaction records
A. Every payment instrument sold by a licensee directly or through an authorized delegate shall bear the name of the licensee and a unique consecutive number clearly stamped or imprinted on it.
B. For every transaction involving the receipt of money from a customer, the licensee or authorized delegate who receives the money shall maintain written records of the transaction. The records may be reduced to computer or other electronic medium. The records collectively shall contain the name of the licensee, the street address of the location where the money was received, the name and street address of the customer if reported to the licensee or authorized delegate, the approximate date of the transaction, the name or other information from which, together with other contemporaneous records, the superintendent can determine the identity of those employees of the licensee or authorized delegate who may have conducted the transaction and the amount of the transaction. The information required by this section shall be available through the licensee or authorized delegate who received the money for at least five years from the date of the transaction.
→ § 6-1216. Acquisition of control
A. A person shall not directly or indirectly acquire control of a licensee or controlling person without the prior written approval of the superintendent, except as otherwise provided by this section.
B. An application for approval to acquire control of a licensee shall be in writing in a form prescribed by the superintendent and shall be accompanied by information as the superintendent may require. The application shall be accompanied by the fee prescribed in § 6-126. The superintendent shall act on the application within one hundred twenty days after the date on which the application is complete, unless the applicant consents in writing to an extended period. An application that is not denied or approved within that period shall be deemed approved as of the first business day after the expiration of that period.
C. The superintendent shall deny the application to acquire control of a licensee if he finds that the acquisition of control is contrary to law or determines that disapproval is reasonably necessary to protect the interest of the public. In making that determination, the superintendent shall consider both of the following:
1. Whether the financial condition of the person that seeks to control the licensee might jeopardize the financial condition of the licensee or prejudice the interests of the public in the conduct of the business regulated under this chapter.
2. Whether the competence, experience, integrity and overall moral character of the person that seeks to control the licensee, or the officers, directors and controlling persons of the person that seeks to control the licensee, indicate that it would not be in the interest of the public to permit that person to control the licensee.
D. Nothing in this section prohibits a person from negotiating or entering into agreements subject to the condition that the acquisition of control will not be effective until approval of the superintendent is obtained.

E. This section does not apply to any of the following persons or transactions:
1. A registered dealer who acts as an underwriter or member of a selling group in a public offering of the voting securities of a licensee or controlling person of a licensee.
2. A person who acts as proxy for the sole purpose of voting at a designated meeting of the security holders of a licensee or controlling person of a licensee.
3. A person who acquires control of a licensee or controlling person of a licensee by devise or descent.
4. A person who acquires control of a licensee or controlling person as a personal representative, custodian, guardian, conservator, trustee or any other officer appointed by a court of competent jurisdiction or by operation of law.
5. A pledgee of a voting security of a licensee or controlling person who does not have the right, as pledgee, to vote that security.
6. A person or transaction that the superintendent by rule or order exempts in the public interest.
F. Before filing an application for approval to acquire control, a person may request in writing a determination from the superintendent as to whether that person will be deemed in control on consummation of a proposed transaction. If the superintendent determines in response to that request that the person will not be in control within the meaning of this chapter, the superintendent shall enter an order to that effect and the proposed transaction is not subject to the requirements of this section.
→ § 6-1217. Appointment of superintendent as agent for service of process; forwarding of process; consent to jurisdiction
A. A licensee, an authorized delegate or a person who knowingly engages in business activities that are regulated under this chapter with or without filing an application is deemed to have done both of the following:
1. Consented to the jurisdiction of the courts of this state for all actions arising under this chapter.
2. Appointed the superintendent as his lawful agent for the purpose of accepting service of process in any action, suit or proceeding that may arise under this chapter.
B. Within three business days after service of process upon the superintendent, the superintendent shall transmit by certified mail copies of all lawful process accepted by the superintendent as an agent to that person at its last known address. Service of process shall be considered complete three business days after the superintendent deposits the copies of the documents in the United States mail.
→ § 6-1218. Prohibited transactions
A person shall not engage in conduct requiring a license under this chapter as an authorized delegate of a principal if that principal is not licensed under this chapter. A person who does so shall be deemed to be the principal seller, issuer or actor, and not merely an authorized delegate, and is liable to the holder, remitter or customer as the principal.
→ § 6-1241. Reports to the attorney general; investigation; violation; classification
A. Within thirty days after any transaction or series or pattern of transactions that is conducted or attempted by, at or through the business and that involves or aggregates five thousand dollars or more in funds or .other assets, each licensee and authorized delegate of a licensee and each money transmitter shall file with the attorney general’s office in a form prescribed by the attorney general a report of the transaction or series or pattern of transactions if the licensee, authorized delegate or money transmitter knows, suspects or has reason to suspect that the activity either:
1. Involves funds that are derived from illegal activities, is intended or conducted in order to hide or disguise funds or other assets that are derived from illegal activities, including, without limitation, the ownership, nature, source, location or control of the funds or other assets, as part of a plan to violate or evade any law or regulation or to avoid any transaction reporting requirement under this chapter or may constitute a possible money laundering violation under § 13-2317 or another racketeering violation as defined in § 13-2301.
2. Has no business or apparent lawful purpose or is not the sort of activity in which the particular customer would normally be expected to engage and the licensee, authorized delegate or money transmitter knows of no reasonable explanation for the activity after examining the available facts, including the background and possible purpose of the activity.
B. A licensee, authorized delegate or money transmitter that is required to file a report regarding business conducted in this state pursuant to the currency and foreign transactions reporting act (31 United States Code § § 5311 through 5326, including any special measures that are established under 31 United States Code § 5318A, and 31 Code of Federal Regulations part 103 or 12 Code of Federal Regulations § 21.11) shall file a duplicate of that report with the attorney general.
C. All persons who are engaged in a trade or business and who receive more than ten thousand dollars in money in one transaction or who receive more than ten thousand dollars in money through two or more related transactions shall complete and file with the attorney general the information required by 31 United States Code § 5331 and the federal regulations relating to this section concerning reports relating to cash received in trade or business.
D. A licensee, authorized delegate or money transmitter that is regulated under the currency and foreign transactions reporting act (31 United States Code § 5325 and 31 Code of Federal Regulations part 103) and that is required to make available prescribed records to the secretary of the United States department of treasury on request at any time shall follow the same prescribed procedures and create and maintain the same prescribed records relating to each transaction.
E. In addition to the requirements under subsection D of this section and in connection with each transaction that involves transmitting money in an amount of one thousand dollars or more, whether sending or receiving, a licensee or, for transactions conducted through an authorized delegate, an authorized delegate shall retain a record of each of the following:
1. The name and social security or taxpayer identification number, if any, of the individual presenting the transaction and the person and the entity on whose behalf the transaction is to be effected.
2. The type and number of the customer’s verified photographic identification, as described in 31 Code of Federal Regulations § 103.28.
3. The customer’s current occupation.
4. The customer’s current residential address.
5. The customer’s signature.
F. Subsection E of this section does not apply to transactions by which the licensee’s customer is making a bill payment either to a commercial creditor pursuant to a contract between the licensee and the commercial creditor or to a utility company.
G. Each licensee shall create records that reflect the provision of updated operating policies and procedures pursuant to § 6-1208, subsection B and of instruction that promotes compliance with this chapter, title 13, chapter 23 and 31 United States Code § 5318, including the identification of the provider and the material and instruction that were provided.
H. On request of the attorney general, a county attorney or the superintendent, a licensee, authorized delegate or money transmitter shall make any records that are created pursuant to this section available to the attorney general, a county attorney or the superintendent at any time.
I. A licensee or, for transactions conducted through an authorized delegate, an authorized delegate shall maintain any customer identification records that are created pursuant to subsection E of this section for three years. After three years, the licensee or, for transactions conducted through an authorized delegate, the authorized delegate shall deliver the customer identification records to the attorney general. The attorney general shall make the records available on request to the superintendent or a county attorney but shall not otherwise distribute the customer identification records without a court order. The customer identification records shall not be used for any purpose other than for criminal and civil prosecution and the prevention and detection off fraud and other criminal conduct.
J. If the superintendent or the attorney general finds that reasonable grounds exist for requiring additional record keeping and reporting in order to carry out the purposes of this chapter and to prevent the evasion of this chapter, the superintendent or the attorney general may:
1. Issue an order requiring any group of licensees, authorized delegates or money transmitters in a geographic area to do any of the following:
(a) Obtain information regarding transactions that involve total dollar amounts or denominations of five hundred dollars or more, including the names of any persons participating in those transactions and any persons or entities on whose behalf they are to be effected.
(b) Maintain records of that information for at least five years and make those records available to the attorney general and the superintendent.
(c) File a report with the attorney general and the superintendent regarding any transaction in the manner prescribed in the order.
2. Issue an order exempting any group of licensees or authorized delegates from the requirements of subsection E of this section based on the geographic area, the volume of business conducted, the record of compliance with the reporting requirements of this chapter and other objective criteria.
K. An order issued pursuant to subsection J of this section is not effective for more than one hundred eighty days unless renewed after finding that reasonable grounds exist for continuation of the order.
L. The timely filing of a report required by this section with the appropriate federal agency shall be deemed compliance with the reporting requirements of this section, unless the attorney general has notified the superintendent that reports of that type are not regularly and comprehensively transmitted by that federal agency to the attorney general.
M. This chapter does not preclude a licensee, authorized delegate, money transmitter, financial institution or person engaged in a trade or business from instituting contact with and disclosing customer financial records to appropriate state or local law enforcement agencies if the licensee, authorized delegate, money transmitter, financial institution or person has information that may be relevant to a possible violation of any criminal statute or to the evasion or attempted evasion of any reporting requirement of this chapter.
N. A licensee, authorized delegate, money transmitter, financial institution, person engaged in a trade or business or director, officer, employee, agent or authorized delegate of any of them that keeps or files a record as prescribed by this section, that communicates or discloses information or records under subsection M of this section or that requires another to make any such disclosure is not liable to any person under any law or rule of this state or any political subdivision of this state or under any contract or other legally enforceable agreement, including any arbitration agreement, for the disclosure or for the failure to provide notice of the disclosure to the person who is the subject of the disclosure or to any other person who is identified in the disclosure. This subsection shall be construed to be consistent with 31 United States Code § 5318(g)(3l).
O. The attorney general may report any possible violations indicated by analysis of the reports required by this chapter to any appropriate law enforcement agency for use in the proper discharge of its official duties. If an officer or employee of this state or any political subdivision of this state receives a report pursuant to 31 United States Code § 5318(g), the report shall be disclosed only as provided in 31 United States Code § 5318(g). A person who releases information received pursuant to this subsection except in the proper discharge of official duties is guilty of a class 2 misdemeanor.
P. The requirements of this section shall be construed to be consistent with the requirements of the currency and foreign transactions reporting act (31 United States Code § § 5311 through 5326 and federal regulations prescribed under those sections) unless the context otherwise requires.
Q. A person who refuses to permit any lawful investigation by the superintendent, a county attorney or the attorney general or who refuses to make records available to the superintendent, a county attorney or the attorney general pursuant to subsection H of this section is guilty of a class 6 felony
→ § 6-1242. Investigations
A. The attorney general may conduct investigations within or outside this state to determine if a licensee, authorized delegate, money transmitter, financial institution or person engaged in a trade or business has failed to file a report required by this article or has engaged or is engaging in an act, practice or transaction that constitutes a money laundering violation as provided in § 13-2317.
B. On request of the attorney general, all licensees, authorized delegates, money transmitters and financial institutions shall make their books and records available to the attorney general during normal business hours for inspection and examination in connection with an investigation pursuant to this section.

EXHIBIT 2
Green Dot shall [***] of [***]% of the retail fee Green Dot charges a Cardholder for a Reload Pack sold at a participating Wal-Mart store (i.e., excluding the load amount).
Green Dot shall [***] of [***]% of the retail fee charged by Bank to Cardholders for each POS Load at a participating Wal-Mart store (i.e., excluding the load amount.

***	Confidential material redacted and filed separately with the Commission

Schedule 5.2
[***]
Bank shall [***] of [***]% of the retail fee charged for each Temporary Prepaid Card sold at a Participating Store (i.e., excluding the load amount).
To the extent that Retailer offers its employees a discount on the purchase price of Temporary Prepaid Cards, this discount will be [***].

***	Confidential material redacted and filed separately with the Commission

Schedule 7.1
Visa Marketing Fund Requirements
[To come]

Schedule 7.3(b)
Store Display of Temporary Prepaid Cards and Reload Packs
During Phase I, Temporary Prepaid Cards and Reload Packs will be displayed at the following locations within each Participating Store:
1.	End Cap-Register: [***] provided by Bank shall be located at the front end of each Participating Store (on the 2nd register closest to the grocery side of the Store). [***] will contain [***] of Temporary Prepaid Cards and [***] of Reload Packs.

2.	End Cap-Connections Center: [***] provided by Bank shall be located in the Connections Center. [***] will contain [***] of Temporary Prepaid Cards and [***] of Reload Packs.

3.	Customer Service Counter: [***] provided by Bank shall sit on the Customer Service counter. [***] will contain Temporary Prepaid Cards together with miscellaneous credit applications.

4.	Register Poles: Retailer shall display Temporary Prepaid Cards or Reload Packs on an average of at least [***] per Participating Store. Each display will connect to the credit displays already in place on register poles at Stores. Approximately [***] of the register poles will display Temporary Prepaid Cards and approximately [***] of such poles will display Reload Packs.

5.	Money Centers (Applies only to Participating Stores having Money Centers): [***] provided by Bank shall sit on the Money Center counter. [***] will contain Temporary Prepaid Cards together with miscellaneous credit applications.

6.	Other:
In-store signage and collateral promoting the Program will be in place in the following areas at Participating Stores:
•	Poster within Customer Service

•	Promotion on the menu board at Customer Service

•	Debit toppers at each point-of-sale debit reader

•	Cash envelopes for proceeds from Retailer’s Payroll Check Cashing process

•	Buck slips promoting the Prepaid Cards to Retailer associates

•	Poster for employee break room

***	Confidential material redacted and filed separately with the Commission

Retailer shall ensure that all Participating Stores are stocked with Temporary Prepaid Cards and Reload Pack at a frequency needed to ensure applicable stock levels are maintained within Participating Stores.

Schedule 7.3(d)
Security Procedures for Card Distribution
—	Packaging Encoder
O	Bank shall use a certified Visa packaging encoder for encoding of the Prepaid Card packaging.
—	Bank Distribution Center
O	Green Dot, as servicer for Bank, shall store replenishment inventory of Prepaid Card packaging per the Visa secure packaging guidelines.
—	Packaging Encoder to Retailer Distribution Center (“Wal-Mart DC”)
O	Prepaid Card packaging will be transported in a secure truck with under dual control with GPS tracking.

O	Packaging boxes affixed with store-specific labels shall be shipped to Wal-Mart DC.
—	Wal-Mart DC Receipt
O	Retailer will receive in Prepaid Card packaging and, within 24 hours, ensure that the proper packaging boxes are routed to the corresponding Store trucks per the Green Dot/Bank labels.
—	Wal-Mart DC to Store
O	Retailer will transport the Prepaid Card in trucks who service only one Store and the truck will be sealed when leaving the Wal-Mart DC. Any break in the seal upon receipt at the Store must be reported to Green Dot as servicer for Bank.

Schedule 9.1
Service Levels
[See Attached Spreadsheet]

Schedule 9.1: Service Levels

Service Level	Definition	Defect Definition	Calculation	Target %	Default %	Comments
1. Authorizations	Percentage of Availability of the Authorization System	[***]	[***]	[***] %	[***] %

2. IVR Availability	Percentage of Availability of the Bank IVR	[***]	[***]	[***] %	[***] %

3. Call Response Timeliness	Percentage of calls answered by a live representative in 120 seconds	[***]	[***]	[***] %	[***] %

4. Call Abandonment	Percentage of calls abandoned while waiting for a live customer service representative	[***]	[***]	[***] %	[***] %

5. Call Quality	Percent of calls meeting mutually (by Bank and Green Dot) agreed upon quality standard for an acceptable call, per mutually agreed call quality review form	[***]	[***]	[***] %	[***] %	[***]

***	Confidential material redacted and filed separately with the Commission

Service Level	Definition	Defect Definition	Calculation	Target %	Default %	Comments
6. New Cardholder Set Up Accuracy [Fields covered: Name, address, and SSN]	Percentage of new Cardholder accounts that contain an error.	[***]	[***]	[***] %	[***] %	[***]

7. New Cardholder Card Production Accuracy	Measure of the accuracy of Permanent Prepaid Card production services including plastics, embossing, graphics/thermal prints, inserts, card mailers, activation stickers, envelope and PIN mailer	[***]	[***]	[***] %	[***] %	[***]

8. New Cardholder Card Production Timelines	Timelines of Permanent Prepaid Cards being embossed and put into the mail system	[***]	[***]	[***] % within 30 days	[***] % within [***] days	[***]

9. Customer Website Access	Percentage of Available Use time for Walmartprepaid.com	[***]	[***]	[***] %	[***] %

***	Confidential material redacted and filed separately with the Commission

Service Level	Definition	Defect Definition	Calculation	Target %	Default %	Comments
10. Prepaid Card Fee Accuracy	The percentage of accurate assessment of all Prepaid Card Fees	[***]	[***]	[***] %	[***] %

11. Customer Satisfaction Survey	The percentage of Cardholders who are satisfied as indicated by results of mutually agreed (by Bank and Servicer/Green Dot) satisfaction survey. [Survey to be performed 2X per year]	[***]	[***]	[***] %	[***] %	[***]
N.B.: The [***] and [***] shall not apply during the [***] period [***] if during such period the sale of Prepaid Cards at Participating Stores averages [***] per Participating Store.

***	Confidential material redacted and filed separately with the Commission

PERSONAL CARD SCHEDULE 11.3 RETAILER MARKS

PERSONAL CARD/VISA FRONT 4/2 Color Bleed Visa Silver Hologram UV BACK Pre-printed image

Schedule 12.1
Technology
None

Schedule 14.3(c)
Unamortized Investment Expenses
[To be incorporated in and attached to Agreement prior to the expansion (if any) of the
Program beyond Phase I]

AMENDMENT TO PREPAID CARD PROGRAM AGREEMENT
This Amendment (this “Amendment”) to that certain Prepaid Card Program Agreement dated as of October 20, 2006 (the “Agreement”) is made as of October 20, 2008 (the “Amendment Effective Date”), by and among Wal-Mart Stores, Inc., a Delaware corporation, with its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716, Wal-Mart Stores Texas L.P., a Texas limited partnership, Wal-Mart Louisiana, LLC, a Delaware limited liability company, Wal-Mart Stores East, Inc., an Arkansas corporation, and Wal-Mart Stores East, L.P., a limited partnership formed under the laws of Delaware, each of which have its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716 (each of the foregoing, individually and collectively, “Retailer”), GE Money Bank, a federal savings bank with its principal place of business at 4246 South Riverboat Road, Suite 200, Salt Lake City, Utah 84123 (“Bank”), and Green Dot Corporation, a Delaware corporation, with its principal place of business at 605 East Huntington Drive, Suite 205, Monrovia, California 91016 (“Green Dot”). Each of the foregoing parties is sometimes referred to herein as a “Party,” and collectively they are referred to as the “Parties.” Unless otherwise defined, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Agreement.
WHEREAS, Section 14.3(c) of the Agreement provides Retailer with the right to terminate the Agreement by providing written notice of termination to Bank and Green Dot within the thirty (30) day period immediately preceding the second (2nd) anniversary of the Commencement Date and paying to Bank the Early Termination Fee;
WHEREAS, the Parties have agreed in writing to define the Commencement Date as October 31, 2006, and they wish to further memorialize their agreement in this Amendment;
WHEREAS, the Parties are negotiating in good faith an amendment to the Agreement to extend the Term and provide for certain changes to commissions payable to Retailer and certain other terms; and
WHEREAS, the Parties nevertheless wish to clarify the Retailer’s termination rights under Section 14.3(c) of the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
(1) The definition of the term “Commencement Date” is deleted and replaced with the following:
“Commencement Date” means October 31, 2006.

(2)	Section 14.3(c) is deleted in its entirety and replaced with the following:

[***] shall have the right, by providing written notice [***] to [***] on or by the [***]

***	Confidential material redacted and filed separately with the Commission in which case [***] shall become effective on the [***], (ii) [***] and (iii) notwithstanding anything else contained in this Agreement, following receipt of such notice, [***].
(3) Unless the Parties execute an amendment to the Agreement on or by October 31, 2008, Retailer will be deemed to have given notice of termination of the Agreement to Bank and Green Dot under Section 14.3(c) on October 31, 2008, without any further action required on the part of Retailer.
(4) This Amendment shall take effect on the Amendment Effective Date. As amended hereby, the terms of the Agreement remain in full force and effect.
(5) This Amendment may be executed in any number of multiple counterparts, all of which shall constitute but one and the same original.
[Signature Page Follows]

***	Confidential material redacted and filed separately with the Commission

IN WITNESS WHEREOF, Bank, Green Dot and Retailer have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

WAL-MART STORES, INC.		WAL-MART STORES EAST, INC

By:	/s/ Jane Thompson	By:	/s/ Jane Thompson
Name:		Name:
Title:		Title:

WAL-MART STORES EAST, L.P.		WAL-MART STORES TEXAS L.P.

By:	/s/ Jane Thompson	By:	/s/ Jane Thompson
Name:		Name:
Title:		Title:

WAL-MART LOUISIANA, LLC

By:	/s/ Jane Thompson
Name:
Title:

GE MONEY BANK		GREEN DOT CORPORATION

By:	/s/ Margaret M. Keane	By:	/s/ Mark Troughton
Name:	Margaret M. Keane	Name:	Mark Troughton
Title:	SVP, GE Money Bank	Title:	President

SECOND AMENDMENT TO PREPAID CARD PROGRAM AGREEMENT
     This Second Amendment (this “Amendment”) to that certain Prepaid Card Program Agreement dated as of October 20, 2006 (the “Agreement”) is made as of the Amendment Effective Date, by and among Wal-Mart Stores, Inc., a Delaware corporation, with its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716, Wal-Mart Stores Texas L.P., a Texas limited partnership, Wal-Mart Louisiana, LLC, a Delaware limited liability company, Wal-Mart Stores East, Inc., an Arkansas corporation, and Wal-Mart Stores East, L.P., a limited partnership formed under the laws of Delaware, each of which have its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716 (each of the foregoing, individually and collectively, “Retailer”), GE Money Bank, a federal savings bank with its principal place of business at 4246 South Riverboat Road, Suite 200, Salt Lake City, Utah 84123 (“Bank”), and Green Dot Corporation, a Delaware corporation, with its principal place of business at 605 East Huntington Drive, Suite 205, Monrovia, California 91016 (“Green Dot”). Each of the foregoing parties is sometimes referred to herein as a “Party,” and collectively they are referred to as the “Parties.” Unless otherwise defined, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Agreement.
RECITALS
     WHEREAS, the Parties desire to amend the Agreement to provide for certain changes to the terms, marketing and display, and pricing of the Program and the Load Program, consistent with Retailer’s name and image as a leader in providing goods and services to customers at low prices; and
     WHEREAS, the Parties also desire to amend certain other provisions in the Agreement, as set forth below.
     NOW, THEREFORE, in consideration of the following terms and conditions, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
1. General.
     (a) This Amendment shall take effect as of the Amendment Effective Date, unless otherwise expressly provided herein. As amended hereby, the terms of the Agreement remain in full force and effect.
     (b) Capitalized definitional terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.
     (c) The Parties agree that the condition set forth in Section Three of that certain Amendment to Prepaid Card Program Agreement dated as of October 20, 2008 by and among Retailer, Bank and Green Dot, has been satisfied, and Retailer shall not be deemed to have given notice to terminate the Agreement as provided therein.

2. Prepaid Card Pricing and Fees.
     (a) Price Leadership.
          (1) The Amended Fee Schedule is hereby added to Schedule 1.5(d) to the Agreement, and the fees and prices set forth therein may be implemented as Prepaid Card Fees after the Amendment Effective Date on a date or dates chosen by Retailer at its discretion; provided, however, that Retailer shall use its best efforts to implement such changes on or before January 15, 2009 to fees for the initial issuance of Temporary Prepaid Cards and to fees for POS Loads for all Prepaid Cards at Participating Stores, whether sold before, on or after that date.
          (2) Notwithstanding the foregoing paragraph (1): (A) Bank shall use its best efforts to implement the change, on or before January 15, 2009, to the [***] on Prepaid Cards, whether sold before, on or after that date; (B) Bank and Green Dot expeditiously shall implement the [***] in [***] (other than [***]) on Prepaid Cards sold before January 15, 2009, according to a roll-out schedule reasonably established by Retailer in consultation with the other Parties, which schedule shall take into account the operational requirements of such other Parties with respect to any changes; provided, however, that in no event shall such fees be implemented later than January 15, 2009; (C) Bank shall not be required to replace any Temporary Prepaid Card packaging until all existing Temporary Prepaid Card packaging has been sold, or until January 29, 2009, whichever occurs first; (D) Bank shall use its best efforts to ensure that all Temporary Prepaid Cards and all Permanent Prepaid Cards shipped after January 29, 2009 will carry the new pricing; and (E) Bank, without its prior written consent, shall not be required to implement any changes to fees applicable to Prepaid Cards sold before January 15, 2009 which require new Prepaid Card Terms to be sent to the Cardholders. In any event, all packaging shipped for Temporary Prepaid Cards and Prepaid Cards shall bear the new pricing within fourteen (14) weeks from the date on which Retailer provides final approval of the packaging. If Retailer does not implement the [***] referred to in the foregoing paragraph (1) until after January 15, 2009, then the references to “January 29, 2009” in this paragraph (2) shall be deemed to be changed to the date which is two (2) weeks after the date on which Retailer implements said fee changes.
     (3) Section 1.5(d) of the Agreement is hereby replaced in its entirety with the following:
1.5(d) Prepaid Card Terms.
(i) (A) The Parties acknowledge that [***] to offer [***] current prepaid payment products in the marketplace. Accordingly, in connection with and subject to the terms of this Agreement, Retailer shall be solely responsible for determining the

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financial products and services that Retailer makes available to its customers in Stores. Notwithstanding anything in this Agreement to the contrary, commencing on the Amendment Effective Date Retailer at any time may request, by written notice to the other Parties, that Bank and / or Green Dot, as applicable, [***] any [***] with [***]. If, within [***] after such a request, Bank and / or Green Dot, as applicable, have not agreed to each of Retailer’s requested change(s), then Retailer may terminate this Agreement upon [***] written notice to the other Parties. In addition, commencing [***], Section 11.7 (Exclusivity) shall no longer apply [***] after the date of such notice of termination (the “Exclusivity Termination Date”). If, on or after the Exclusivity Termination Date, Retailer begins to sell Card Products (other than Card Products issued by Bank) which bear the “Wal-Mart” name and / or Retailer Marks or otherwise fall within the definition of “Exclusive Card Product” (the “New Card Products”), and the number of Prepaid Cards sold during such non-exclusive period between the Exclusivity Termination Date and the on which the Agreement terminates is less than the number of Prepaid Cards sold during the equal number of days immediately prior to the Exclusivity Termination Date, as adjusted for seasonality in monthly Prepaid Card sales during the prior year (such difference, if any, is the “Exclusivity Delta”), Retailer shall pay to Bank a fee (the “Early Termination Fee”) equal to $[***] times the lesser of (a) the number of New Card Products sold prior to the date on which the Agreement terminates, or (b) the Exclusivity Delta. Retailer shall pay the Early Termination Fee to Bank within [***] after the date on which the Agreement terminates.
     (B) If Bank, exercising its authority to set Prepaid Card Fees, determines to implement the changes to the Prepaid Card in accordance with this Section 1.5(d)(i), such changes shall be implemented according to a Participating Store roll-out schedule reasonably established by Retailer in consultation with the other Parties, which schedule shall take into account the operational requirements of such other Parties with respect to any changes to Prepaid Card Fees other than the fee assessed upon issuance of a Temporary Prepaid Card or the fee for a POS Load to a Permanent Prepaid Card at Participating Stores.
     (C) If, as a result of Retailer’s request which is accepted and implemented by Bank and/or Green Dot (as applicable), the [***] or [***] are [***], Retailer’s revenue share adjustment shall be calculated based upon Retailer bearing or benefitting, as applicable, from [***] percent ([***]%) of such economic impact, as described in the examples set forth in Exhibit A to Schedule 5.2;

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provided, however, that in any Program Year, Retailer shall bear no more than [***] percent ([***]%) of the total of such impact during such Program Year.
     (D) If, as a result of Retailer’s request which is accepted and implemented by Bank and/or Green Dot (as applicable), the change(s) result in mutually agreed upon, increased costs to Bank or Green Dot (as applicable) because of changes to marketing materials, customer messaging, card mailers, replacement packaging, or Prepaid Card Terms, or because a change in Prepaid Card Terms notice mailing is required, Retailer shall bear [***] percent ([***]%) of such mutually agreed upon costs.
     (E) In addition to the rights provided under paragraphs (A) through (D), in the event Retailer terminates this Agreement pursuant to paragraph (A) above, Retailer shall have the right to [***] the [***] or [***] to [***] or [***], as applicable, in connection with a Prepaid Card, a POS Load or a Reload Pack by [***] the [***] the [***] or [***] to which [***] was [***] to the [***], and the [***] or [***] which [***] had [***] to the [***] that would have been [***] on [***]. The costs to be incurred by Bank or Green Dot in connection with such [***], if any, shall be subject to the mutual agreement of the Parties; provided, however, that in no event will Retailer require any change to Temporary Prepaid Card or Permanent Prepaid Card packaging in connection with the [***]. Retailer may implement the [***] under this paragraph (E) at any time after receipt of notice by Bank or Green Dot, as applicable, that Retailer’s request for a change is denied. For the avoidance of doubt, (i) Retailer’s [***] right under this Section 1.5(d)(i)(E) does not affect the right of Bank or Green Dot, as applicable, to establish fees and pricing for Prepaid Cards and the Load Program in accordance with the terms of this Agreement; and (ii) in no event shall the impact on [***] calculated according to the methodology set forth in Section 5.2 exceed [***] the actual cost of the [***].
     (ii) The Prepaid Card Terms, including the fees and charges imposed on Cardholders by Bank for each type of Prepaid Card (“Prepaid Card Fees”), are determined by Bank and agreed to by Retailer as set forth from time to time in Schedule 1.5(d). Bank may modify, amend or supplement any or all of the Prepaid Card

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Terms upon thirty days prior notice to Retailer, except [***].
     (iii) Nothing contained in this Agreement shall limit or restrict Bank’s ability to modify and / or supplement the Prepaid Card Terms to the extent Bank in good faith deems necessary in order to comply with the requirements of Applicable Law, the requirements of Network Providers, or the direction of a Governmental Authority, and Bank may proceed with the modification, amendment or supplement without the consent of Retailer; [***].
     (iv) In addition to the Prepaid Card Terms listed in Schedule 1.5(d), Bank reserves the right to assess additional Prepaid Card Fees, with the written consent of Retailer (such consent not to be unreasonably withheld or delayed) for additional Prepaid Card services provided by Bank and approved by Retailer after the date hereof (e.g., picture identification services). Bank also reserves the right to restrict use of the Prepaid Cards at certain merchant classification categories that Bank reasonably determines are not consistent with the Program, such as Internet gambling web-sites.
     (v) Bank agrees to develop a new pricing plan for Cardholders who frequently use their Wal-Mart Prepaid Cards, and shall use commercially reasonable efforts to implement such new plan no later than January 15, 2009, or such other date as Bank and Retailer may mutually agree upon.
     (vi) Notwithstanding anything in this Agreement to the contrary, Bank shall not [***] a [***] (viewed as a whole) to [***] for distributing Temporary Prepaid Cards or POS Loads than [***] to

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any [***] which are sold at substantially similar prices (including back-end fees) as those charged for Temporary Prepaid Cards and POS Loads to Prepaid Cards sold by Retailer.
     (vii) Notwithstanding anything to the contrary in this Agreement, if Green Dot refuses to implement a change to the price of Reload Packs suggested by Retailer because such price change would have an adverse economic impact on Green Dot, Green Dot may cease selling Reload Packs through Retailer upon [***] prior written notice to Retailer. At the end of such [***], at Green Dot’s option, either Green Dot shall implement a [***] as [***], or Retailer’s obligations under Section 11.7(g) shall terminate with respect to loads to Prepaid Cards other than POS Loads; provided, however, that if Retailer implements the alternative [***], the fee for such device shall be [***] for a POS Load.
     (b) Payroll Check Loading Fee
Section 5.3 (Payroll Check Loading Fee) [***].
3. Online Bill Payment.
     (a) The phrase “and Online Bill Payment Services” is added after “Direct Deposit Loads” in the fourth line of Section 1.5(a).
     (b) Effective April 1, 2008, “Intentionally Omitted” is deleted from Section 1.12, and is replaced with the following:
1.12 Online Bill Payment Services and Online Debit Load Services
(a) Commencing on or about April 1, 2008, in connection with the Card Program, Bank shall offer such online bill payment services through the Prepaid Card Website as Bank and Retailer may agree upon from time to time in writing. Bank and Retailer agree that such services shall be initially offered on behalf of Bank by CheckFree Services Corporation, pursuant to the Online Services Agreement, dated February 15, 2008, between GE Money Bank and CheckFree Services Corporation, in the form acknowledged by Wal-Mart (the “Online Services Agreement”). Notwithstanding the foregoing, only Bank (and not CheckFree Services Corporation or any successor service provider) may charge a Cardholder a fee for an online bill payment service, which fee shall be subject to Retailer’s approval.

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(b) Bank shall provide Retailer with reasonable advance notice prior to making any proposed changes to Online Services Agreement. Bank shall not make any changes to the Online Services Agreement which would reasonably be expected to have a material adverse impact on Retailer, without the prior written consent of Retailer. Bank represents and warrants to Retailer that, as of the Amendment Effective Date, there have been no amendments or modifications to the Online Services Agreement.
(c) Upon written notice to Retailer, Bank reserves the right to terminate the Online Services Agreement (or any similar agreement with a replacement vendor) if (i) CheckFree Services Corporation or the replacement vendor, as applicable, fails to perform its obligations thereunder, or (ii) such termination is needed to comply with safe and sound banking practices, the directions of a Governmental Authority or Applicable Law.
(d) Notwithstanding the provisions of this Section 1.12, after Bank’s receipt from, or delivery to, CheckFree Services Corporation of a notice to terminate the Online Services Agreement, Bank and Retailer shall use commercially reasonable efforts to transition the online bill payment services to a mutually agreed upon replacement vendor on terms and conditions mutually agreed upon by Bank and Retailer so as to avoid an interruption of online bill payment services; provided, that if Bank and Retailer are unable to complete the transition to a replacement vendor prior to termination of the Online Services Agreement, Bank shall not be obligated to offer online bill payment services at the Prepaid Card Website until Bank and Retailer mutually agree upon a replacement vendor and the terms and conditions on which the replacement vendor shall provide the online bill payment services at the Prepaid Card Website on behalf of Bank.
     (c) Effective April 1, 2008, Section 9.1(b) is amended and restated in its entirety as follows:
Bank shall provide a website to enable Cardholders to activate Prepaid Cards, to pay bills online, to view balances of Prepaid Cards, purchase history and any additional information agreed to by the Parties, and to provide such other services or functionalities as the Parties may agree upon from time to time. Subject to Retailer’s review and approval from time to time at Retailer’s reasonable request, Bank shall have sole responsibility for developing and maintaining the security for such website, operated under the domain name www.walmartmoneycard.com (the “Prepaid Card Website”). All aspects of the Prepaid Card Website shall comply with the Wal-Mart.com style guide provided to Bank from time to time. Bank shall transfer the registration of the domain name www.walmartmoneycard.com to Retailer by January 30, 2009. Without limiting the generality of the foregoing, Bank agrees that the Prepaid Card Website will comply with the Payment Card Industry Data Security Standard, as provided in Section 8.4, and that Bank is responsible for any payment card data in its possession or control. Within sixty (60) days of the Amendment Effective Date, the Parties shall negotiate in good faith to include a Schedule to be attached to this Agreement such additional data privacy and security requirements of Retailer as the Parties may agree upon.
4. Reload Packs, POS Loads and Online Loads.
     (a) In Section 2.3(c), the “and” immediately before clause (iv) is deleted, and the following is inserted after the words “(Section 2.6(a))” at the end of clause (iv):
; and (v) Online Loads (Section 4.1).
     (b) Section 2.5 is replaced in its entirety with the following:
2.5 Reload Packs, POS Loads and Online Loads in GD Network
Bank and Green Dot shall maintain an arrangement under which [***] shall [***] of [***] and [***] are [***] and [***] are [***] by [***] through [***], and the [***] of [***] from [***], as [***], provided that the Parties acknowledge that not all GD Merchants will offer the operational capability for POS Loads. In addition, Green Dot shall use commercially reasonable efforts to implement Online Load capability for Prepaid Cards as promptly as practicable after the Amendment Effective Date, which capability will be described in an addendum to the Agreement executed by the Parties. Transactions in which a Cardholder purchases a Reload Pack or makes a POS Load in the GD Network shall involve a customer relationship between the Cardholder and Green Dot to the extent provided under Applicable Law. Retailer acknowledges that [***] other than [***] may [***] for [***] at [***]. Notwithstanding the foregoing, Bank reserves the right, upon thirty (30) days’ prior written notice to Retailer, to terminate its obligation to allow Cardholders to load or reload Prepaid Cards in the GD Network if continuation of such transactions presents a material risk to Bank of substantial financial loss (e.g., in the case of Green Dot’s substantial failure to settle such transactions with Bank) or substantial reputational harm (e.g., in the case of Green Dot’s

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substantial failure to comply with Applicable Law). At any time after such written notice is delivered to Retailer, if Bank or Retailer reasonably determines that continued performance presents a material risk of substantial financial loss or reputational harm to itself, then Retailer or Bank, as applicable, may suspend participation in the GD Network upon then (10) days’ prior written notice to the other Party. Upon the effective date of such termination, loads to Prepaid Cards and related services shall be provided by one or more parties selected by Retailer and approved by Bank, provided that such approval shall not be unreasonably withheld or delayed. If Bank does not grant its approval prior to the date on which it ceases to allow loads or reloads to Prepaid Cards in the GD Network, then Bank and Retailer each shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice.
     (c) In Section 2.6(b), the “and” is deleted immediately before clause (iv), and the following is inserted after the phrase “load the Permanent Prepaid Card” at the end of clause (iv):
, and (v) a Permanent Prepaid Card in connection with an Online Load when the Load transaction has been completed.
     (d) Section 4.1 is replaced in its entirety with the following:
Green Dot operates the Green Dot® Financial Network (the “GD Network”) in which (a) participating merchants (“GD Merchants”) process point-of-sale loads to stored value cards and prepaid cards in transactions where such cards are swiped through electronic terminals (“POS Loads”), (b) at a cardholder’s direction, funds may be transmitted to stored value card and prepaid cards from other financial accounts of the cardholder via online transactions (“Online Loads”), (c) GD Merchants sell Reload Packs that can be used by purchasers to transfer funds to stored value cards and prepaid cards, to pay bills with participating billers, and to make transfers to other payees participating in the GD Network (“Reload Pack Sales”). The Parties desire that Cardholders and other individuals be able to participate in POS Loads and Reload Pack Sales in the GD Network at participating GD Merchants as well as Online Loads, including in transactions at Retailer’s Participating Stores involving a POS Load to a Temporary Prepaid Card or a Permanent Prepaid Card issued by Bank.

     (e) Section 4.3(a) is replaced in its entirety with the following:
     (a) Green Dot shall provide Retailer with such amounts of shelf-packaging, card mailers, inserts, marketing and promotional materials for Reload Packs as Green Dot and Retailer shall agree upon from time to time in writing (“Load Program Promotional Materials”). The cost of the Load Program Promotional Materials shall be borne by [***]. [***] will be responsible for payment of all costs (including the cost of design and artwork) associated with manufacturing, printing, and delivering Reload Packs. If Retailer develops or designs its own marketing materials for the sale or promotion of Reload Packs or the GD Network, Retailer agrees that all marketing materials developed by it or otherwise containing the trade name, trademarks or other intellectual property rights of Green Dot, or any payment association, must be approved in writing by Green Dot prior to use, such approval not to be unreasonably withheld. Subject to Section 4.2(b), Green Dot shall not be required to obtain Retailer’s approval for any Load Program Promotional Materials for the sale of Reload Packs at GD Merchant locations other than Participating Stores.
     (f) In the first line of Section 4.4(a), the phrase “and all Online Loads” shall be inserted after the phrase “Participating Stores” and before the word “shall”.
     (g) The phrase “Subject to the terms of this Agreement,” is inserted at the beginning of the first sentence of Section 4.4(b), and the word “directly” in the penultimate line of Section 4.4(b) is deleted.
     (h) The phrase “issued by Bank” in the last line of Section 4.4(c) is deleted.
     (i) Section 4.4(e) is deleted in its entirety and replaced with “Intentionally Omitted.”
     (j) A new Section 4.6 is added as follows:
4.6 Notice of Certain Green Dot Conditions
Green Dot shall promptly notify Retailer if, for any six (6)-month period, Green Dot’s Interest Coverage Ratio is 2:1 or less.

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5. [***]
     (a) Green Dot [***]
(1) Section 4.3(c) is replaced in its entirety with the following:
4.3(c) [***] shall [***] on the sale of all Reload Packs by Retailer during the preceding month, in accordance with Schedule 4.3(c) ([***]).
          (2) Section 4.4(d) of the Agreement is replaced in its entirety with the following:
Section 4.4(d)
[***] shall [***] for each POS Load at a Participating Store to a prepaid card or stored value card other than a Prepaid Card, as set forth Schedule 4.4. [***] shall have no responsibility for paying [***] for any charges imposed by [***] on [***] for Cardholders’ use of the GD Network in POS Loads; provided, however, that the foregoing shall not relieve [***] of its settlement obligations under this Agreement for collection of fees imposed by [***] in connection with Reload Pack Sales.
          (3) Schedule 4.4(d) of the Agreement is hereby replaced in its entirety with Exhibit B hereto.
          (4) Exhibit 2 attached to that to that certain Appointment Agreement between Green Dot and Retailer dated October 20, 2006 (which is attached to this Agreement as Schedule 4.5), shall be deleted and replaced with Schedule 4.3(c) and Schedule 4.4(d) of this Agreement, and the parties agree to execute documentation to reflect such changes, as appropriate.
     (b) [***].
(1) Section 5.2 is replaced in its entirety with the following:
5.2 [***]
In consideration for marketing and promoting the Program, and for marketing and distributing the Temporary Prepaid Cards and POS Loads to Prepaid Cards on behalf of [***] in Participating Stores, [***] shall [***] in accordance with the Schedule 5.2 attached hereto.
          (2) Schedule 5.2 is hereby replaced in its entirety with the Schedule set forth in Exhibit C hereto.

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          (3) A new Exhibit A is added to Schedule 5.2 to illustrate the changes to [***] by [***] as and when Prepaid Card Fees change. This new Exhibit A is also included in Exhibit C hereto.
          (4) Exhibit 1 attached to that certain Appointment Agreement between Bank and Retailer dated October 20, 2006 (which is attached to this Agreement as Schedule 1.11), shall be deleted and replaced with Schedule 5.2 of this Agreement, and the parties agree to execute documentation to reflect such changes, as appropriate.
     6. Settlement.
     (a) Section 6.1, Settlement Procedures, is replaced in its entirety with the following:
6.1 Settlement
(a) Retailer will transmit to Bank the GD Network Data in real time upon completion of the applicable transaction at Retailer, and Bank will receive and promptly process such data to Green Dot. On each Business Day, Bank (on behalf of Green Dot as part of the Intermediary Services) will send Retailer a report (“Daily Report”) that contains, for the period since the last Daily Report, the following information with respect to amounts that Retailer is obligated to settle with Green Dot in the GD Network pursuant to this Agreement: (i) the gross aggregate amount of all GD Network Funds; (ii) the aggregate gross amount of all Prepaid Card Fees assessed by Bank in connection with the issuance of Temporary Prepaid Cards or POS Loads to Permanent Prepaid Cards at Participating Stores; and (iii) the aggregate gross amount of all fees imposed by Green Dot for the purchase of Reload Packs from Retailer (the sum of (i), (ii) and (iii), the “Gross Settlement Amount”). That portion of the Gross Settlement Amount that is attributable to transactions involving Cardholders to whom Bank has issued Prepaid Cards shall be settled between Green Dot and Bank outside of the scope of this Agreement.
(b) Bank, on behalf of Green Dot and as part of the Intermediary Services, shall deliver to Retailer the Daily Report for a Business Day, and any non-Business Days following the last Business Day, by 9:00 a.m. Central Time on [***]. Retailer will initiate the wire transfer for the Gross Settlement Amount [***] later than 11:00 a.m. Central Time on the [***] after Retailer receives the Daily Report (e.g. if Retailer receives the Daily Report [***], Retailer will initiate the wire on [***]). All amounts payable under this Section 6.1 by Retailer to Bank shall be paid, net of any sales or other taxes, in immediately available funds, via wire

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transfer initiated by Retailer to an account maintained by Bank (as part of its Intermediary Services). On the [***] Bank receives such funds, Bank (as part of its Intermediary Services) will initiate a wire transfer, in the amount of such funds received from Retailer, to an account established by Green Dot for settlement of transactions in the GD Network.
(c) Within thirty (30) days of delivery of a Daily Report, any Party may deliver to the other Party a request for adjustment to the amounts paid pursuant to the Daily Report and sufficient documentation to support such adjustment. Bank, as part of the Intermediary Services, shall apply any undisputed adjustment to a Daily Report within [***] of receipt of a request for adjustment from Retailer or Green Dot, as applicable, or from delivery of a notice of adjustment to Retailer or Green Dot. The Parties shall work together in good faith to resolve any disputes regarding adjustments and to automate the adjustment process.
(d) Each calendar month, Bank shall send Retailer a report setting forth in reasonable detail all wire transfer activities for the immediately preceding calendar month (each, a “Wire Report”). The Wire Report shall contain such details regarding transactions relating to the applicable wire transfer activities to which the Parties may mutually agree. Bank shall use its commercially reasonable efforts to deliver to Retailer the Wire Report for the immediately preceding calendar month no later than the third (3rd) Business Day of the following month and must deliver to Retailer such Wire Report no later than the fifteenth (15th) Business Day of the following month.
(e) Payment by Retailer to Bank of any settlement amounts due Green Dot from Retailer under this Agreement pursuant to this Section 6.1 shall satisfy Retailer’s obligations to Green Dot with respect to such amounts.
(b) Within ten (10) Business days of the Amendment Effective Date, Bank shall transmit to Retailer, via wire transfer, all amounts remaining on deposit with Bank under Section 6.1(d) of the Agreement (as in effect prior to the Amendment Effective Date).
(c) The phrase “[***]” is hereby deleted from Section 6.3.
7. Marketing.
     (a) Section 7.1 is deleted.

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     (b) Schedule 7.1 is deleted.
     (c) Section 7.2(d) replaced in its entirety with the following:
On and after the Amendment Effective Date, the Parties’ obligations with respect to the Program Marketing Fund shall cease, and [***] funds remaining in the Program Marketing Fund as of that date shall be paid to [***].
     (d) Section 7.3(b) is replaced in its entirety with the following:
Retailer, [***], shall display the Temporary Prepaid Cards in Participating Stores in a commercially reasonable manner to promote the Program. Such expenses include, for example, costs associated with production, kitting and shipping of product displays, and costs of space occupied by products in stores. Unless the Parties agree otherwise in a writing, [***] shall Temporary Prepaid Cards, Reload Packs or POS Loads be displayed or sold (A) [***], or (B) [***]. Retailer will use good faith efforts to ensure that all materials provided to customers are the correct and most recent materials provided by Bank. No Prepaid Card Documentation shall be publicly distributed or disseminated without the prior written consent of Bank. Retailer may not, without Bank’s prior written consent, use Bank’s name or logo type (or the name or logo type of any Affiliate of Bank) in any advertisement, press release or promotional materials. Bank’s prior written approval of any terms for any promotion is not intended to be and will not be construed to be an approval of any materials used in advertising or solicitation participation in such promotions other than with respect to such approved terms.
     (e) Schedule 7.3(b) is deleted in its entirety.
8. Network Providers.
     Section 1.10 is deleted in its entirety, and replaced with the following:
          1.10 Network Providers
     As of the Amendment Effective Date, [***] shall be [***] Network Providers. At any time at its sole discretion, Retailer may request Bank to issue Prepaid Cards with another Network Provider for Prepaid Cards issued by Bank, and Bank shall use commercially reasonable efforts to issue Prepaid Cards

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with such Network Providers as promptly as practicable. Without limiting the generality of the foregoing sentence, the Parties agree to launch a Wal-Mart branded prepaid card that bears “[***]” marks within [***] from the date on which Retailer provides its final approval of the Promotional Materials to be used in connection with launching such card. In addition, Bank agrees to convert outstanding Wal-Mart Prepaid Cards to a new Network Provider at any time upon written request of Retailer; provided, however, that Retailer shall pay all reasonable, out-of-pocket costs and expenses incurred by Bank in converting the Wal-Mart Prepaid Cards from the existing Network Provider to the new Network Provider, including the costs and expenses of re-issuing the Wal-Mart Prepaid Cards and of replacing marketing, packaging and collateral materials.
9. Exclusivity; Right to Replace Bank or Green Dot.
     Section 11.7 is replaced in its entirety with the following:
          11.7 Exclusivity
(a) As used in this Section 11.7, the term “[***] Card Product” shall mean a re-loadable card [***]; (ii) [***]; (iii) is for a general purpose and is generally [***]; (iv) [***]; and (v) [***]. For purposes of this definition, a card is deemed to be [***].
(b) [***], unless Bank shall otherwise consent in writing, Retailer shall not sell (regardless of price) any [***] in Stores during the Term of this Agreement. [***] are provided by Bank.
(c) Notwithstanding the foregoing, and for the avoidance of doubt, the prohibition in Section 11.7(b) shall not apply to any of the following types of cards or devices which [***] the [***] or [***]: (i) any [***] card product, regardless of other features or capabilities of that product; (ii) a card or other device that can be used for

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purchases or cash withdraws [***] and no other source of funds; (iii) a card or other device that is delivered as a gift to consumers who consummate a transaction for a [***]; (iv) a card or other device that is not issued by [***] and is promoted as a [***] or [***]; and / or (v) a card or other device used for or in connection with the [***] of [***] for [***] or [***] of [***].
(d) For avoidance of doubt, nothing in this Section 11.7 shall be deemed to prohibit Retailer from advertising any [***] card, [***] card, or [***] product or device offered by a [***] that has a [***] in a [***]; provided that (i) the only [***] at which the bank offers such cards are the [***] in which such [***] has [***]; and (ii) the percentage of [***] in which [***] of any one (1) [***] that offer [***] cards branded with the “Wal-Mart” name or any Retailer Marks is less than [***] percent ([***]%) of all [***].
(e) Except as otherwise provided in this Agreement, if Retailer desires to offer a Card Product [***], Retailer shall provide Bank a right of first refusal to be the program provider with respect to such Card Product in accordance with the following: (i) Retailer shall submit to Bank in writing an RFP that reasonably details its program requirements for the proposed Card Product (the “RFP”), (ii) for a period of [***] following Bank’s receipt of such RFP from Retailer, Bank shall have the [***] right to negotiate a term sheet with Retailer regarding the proposed Card Product described in the RFP, (iii) for a period of [***] following Bank’s and Retailer’s agreement to such a term sheet, Bank shall have the [***] right to enter into a definitive agreement with Retailer with respect to, and to provide, the proposed Card Product. If Bank and Retailer do not agree to a term sheet, or do not enter into a definitive agreement, within the applicable time periods, then [***] enter into an agreement with [***] bank and/or service provider with respect to the proposed Card Product.
(f) Notwithstanding anything in this Agreement to the contrary, at any time after [***], if Retailer receives a proposal for any Card Product which falls within the definition of “[***] Card Product”, (i) Retailer shall submit to Bank an RFP, (ii) for a period of [***] following Bank’s receipt of such RFP from Retailer, Bank shall have the [***] right to negotiate a term sheet with Retailer regarding the proposed card product described in the RFP, (iii) for a period of [***] following Bank’s and Retailer’s agreement to such a term sheet, Bank shall have the [***] right to enter into a definitive agreement with Retailer with respect to, and to provide, the proposed Card Product. If Bank and Retailer do not agree to a term sheet, or do not enter into a definitive agreement, within the applicable time periods, then (i) beginning [***]

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after the date on which Retailer submitted the RFP to Bank (the “RFP Termination Date”), Retailer shall be free to sell the proposed New Card Product; and (ii) Retailer may terminate this Agreement upon [***] prior written notice to the other Parties. If, on or after the RFP Termination Date, Retailer begins to sell New Card Products, and the number of Prepaid Cards sold during such non-exclusive period between the RFP Termination Date and the date on which the Agreement terminates is less than the number of Prepaid Cards sold during the equal number of days immediately prior to the RFP Termination Date, as adjusted for seasonality in monthly Prepaid Card sales during the prior year (such difference, if any, is the (“RFP Exclusivity Delta”), Retailer shall pay to Bank a fee (the “RFP Early Termination Fee”) equal to $[***] times the lesser of (a) the number of New Card Products sold prior to date on which the Agreement terminates, or (b) the [***]. Retailer shall pay the RFP Early Termination Fee to Bank within [***] after the date on which the Agreement terminates. In the event Retailer commences selling another Card Product under clause (i), either of Bank or Green Dot may terminate this Agreement upon six (6) months’ written notice.
(g) Except with respect to the Program, Retailer shall not, directly or indirectly, unless Green Dot shall otherwise consent in writing, enter into any agreement, arrangement or understanding regarding Retailer accepting or otherwise participating in the United States in load transactions involving the Prepaid Cards; provided, however, that the foregoing limitation shall not restrict Retailer’s right to temporarily provide load services (by itself or through a third party) for any period in which the GD Network is unavailable to process transactions or there is a material risk of Green Dot’s substantial failure to settle transactions with Bank.
10. SLAs and Cardholder Services
     (a) Section 9.1(a) is replaced in its entirety with the following:
Bank shall provide Cardholders IVR and live customer service calls with respect to the Card Program during the hours of operation and at the service level targets set forth in Schedule 9.1. For clarity, Retailer’s sole remedies with respect to a failure by Bank to meet such service levels are described in Section 14.3(f).
     (b) The first sentence of Section 9.2 is hereby deleted. The phrase “In addition” is deleted from the second sentence of Section 9.2.
     (c) A new Schedule 9.4, in the form of Exhibit D hereto, is added to the Agreement. Article IX of the Agreement is hereby amended by the addition of the new Section 9.4 below:

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9.4 Super Service Levels.
(a) Bank shall provide Retailer with the additional service levels set forth in Schedule 9.4 attached hereto (each such additional service level, a “Super Service Level”). For clarity, Retailer’s sole remedies with respect to a failure by Bank to meet such Super Service Levels are described in Sections 9.4(b) and 9.4(c).
(b) Bank shall pay a penalty for the failure to meet the default level with respect to any Super Service Level (unless the failure is due to an act or a failure to act by Retailer). Such penalty shall be $[***] for the first failure in any rolling [***] calendar [***] to meet the applicable default level, $[***] for the second failure in any rolling [***] calendar [***] to meet the applicable default level and $[***] for the third failure and each subsequent failure in any rolling [***] calendar [***] to meet the applicable default level (each such penalty, an “SLA Penalty”). Due to the interdependency of the Super Service Levels, only one SLA Penalty shall be payable with respect to performance in any calendar month, whether Bank fails to meet one or both of the Super Service Levels in that month. In addition, failure to meet both Super Service Levels in a month shall only count as a single failure for purposes of calculating the penalty for any subsequent failure.
(c) [***] shall have the right to terminate this Agreement upon at least [***] notice to the other Parties if [***] period during the Term (each a “[***]”); provided, however, that [***] must exercise its right to terminate under this Section with respect to any [***] by providing the other Parties its [***] notice of termination no later than [***] following the date on which [***] first has the right to terminate this Agreement for such [***] under this Section.
11. Term.
     (a) Section 14.1 is replaced in its entirety with the following:
          14.1 Program Term.

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This Agreement commences on the Effective Date and shall continue in full force and effect until [***], unless otherwise terminated earlier in accordance with its terms (in each case, the “Initial Term”). After [***], unless otherwise terminated in accordance with its terms, this Agreement shall continue in full force and effect (the “Renewal Term”) until terminated in writing by any Party for any reason by providing the other Parties no less than one hundred eighty (180) days’ advance written notice of its intent to terminate this Agreement.
Notwithstanding the foregoing, this Agreement may be terminated by any Party on [***] or any time thereafter by providing the other Parties no less than one hundred eighty (180) days’ advance written notice of its intent to terminate this Agreement. The Initial Term and the Renewal Term (if any) are individually and collectively referred to as the “Term”.
     (b) The references to the Termination Fee and Unamortized Investment Expenses are [***].
12. Events of Default; Termination Rights.
     (a) Section 13.1(e), (g), (h) and (i) are hereby replaced with the following:
(e) Wal-Mart Stores, Inc. (in the case of Retailer) or Bank shall be in default under any loan agreement, indenture or other instrument relating to any indebtedness for borrowed money having a balance due at the time of default in excess of $[***] (in the case of Retailer or Bank), or $[***] (in the case of Green Dot), and in each case such indebtedness has been accelerated as a result of such default.
(g) With respect to Bank, a material adverse change shall have occurred in the operations, financial condition, business or prospects of Bank (taken as a whole) which Retailer or Green Dot, exercising its reasonable judgment, believes has impaired, or is reasonably likely to impair, the ongoing operation or continued viability of the Card Program.
(h) With respect to Retailer, a material adverse change shall have occurred in the operations, financial condition, business or prospects of Wal-Mart Stores, Inc. (taken as a whole) which Bank or Green Dot, exercising its reasonable judgment, believes has impaired, or is reasonably likely to impair, the ongoing operation or continued viability of the Program.

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(i) With respect to Green Dot, a material adverse change shall have occurred in the operations, financial condition, business or prospects of Green Dot (taken as a whole), or there occurs any other material event, which in either case, Retailer or Bank, exercising its reasonable judgment, believes has impaired, or is reasonably likely to impair, the ongoing operation or continued viability of the Load Program or the GD Network.
     (b) Section 14.2(d) is hereby deleted, and is replaced with the following:
(d) Retailer shall have the right to terminate this Agreement upon written notice of not less than sixty (60) days if any Event of Default by Green Dot shall occur.
     (c) Section 14.3 is hereby deleted and replaced with the following:
14.3 Additional Termination Rights
In addition to the termination rights provided in Section 14.2 above and any other termination rights provided in this Agreement, the following termination provisions shall also apply:
(a) Retailer shall have the right to terminate this Agreement as set forth in Section [***]. In addition, upon not less than ninety (90) days’ prior written notice to Bank and Green Dot, Retailer shall have the right to terminate this Agreement if Retailer makes an election to do so pursuant to Section [***] (Bank’s change in Operating Procedures), or [***] (Bank’s change in terms to comply with law); provided, however, that Retailer may exercise its rights under this paragraph upon thirty (30) days prior written notice to Bank and Green Dot if Bank changes the Operating Procedures or the Prepaid Card Terms during a Termination Period.
(b) Bank shall have the right to terminate this Agreement upon written notice to the other Parties if required to do so by a Governmental Authority. Bank shall provide notice of such termination at least ninety (90) days in advance, or shall otherwise provide prior notice as permitted by such Governmental Authority.
(c) Bank shall have the right, upon ninety (90) days prior written notice to the other Parties, to terminate this Agreement if Applicable Law (or interpretations thereof) applicable to any aspect of the Program, other than to fees and charges, change in a way, which, in Bank’s commercially reasonable judgment, could have a material adverse effect on the Program; provided, however, that if Applicable Law requires that termination be effective in less

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than ninety (90) days, the Agreement shall terminate at the end of the period required by Applicable Law.
(d) Notwithstanding anything to the contrary contained in this Agreement, Bank may engage Retailer in the good faith renegotiation of this Agreement if the federal or state laws (or interpretations thereof) applicable to fees and charges imposed by Bank under the Program change in a way, which in Bank’s commercially reasonable judgment, could have a material adverse effect on the profitability of the Program to Bank. In the event of a renegotiation pursuant to this Section 14.3(e), if new terms acceptable to Bank and Retailer are not agreed upon in writing within [***] after the date renegotiations begin, Bank or Retailer may terminate this Agreement and the Agreement Termination Date shall be deemed the earlier of (i) [***] days after Bank or Retailer delivers notice of termination to the other Parties, or (ii) the date Bank is required to initiate changes to such Program to comply with Applicable Law.
(e) [***] shall have the right to terminate this Agreement, upon not less than [***] prior written notice to the other Parties, if [***]; provided, however, that [***] may exercise its rights under this paragraph upon [***] prior written notice to the other Parties if [***] changes [***] during [***].
(f) [***] shall have the right to terminate this Agreement upon at least [***] notice to the other Parties if [***] with respect to the [***] or [***] during any rolling [***] during the Term (each a “[***]”), excluding [***], provided that [***] must exercise its right to terminate under this Section with respect to any [***] by providing the other Parties its [***] notice of termination no later than [***] following the date on which [***] first has the right to terminate this Agreement for such [***] under this Section. Notwithstanding the foregoing, this provision shall not apply to [***] with respect to [***].

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(g) If Retailer terminates this Agreement for any reason, immediately upon delivering the notice of termination, Retailer may commence selling Card Products that do not contain [***] or [***], and Bank shall no longer have a right of first refusal under Section 11.7(f).
(h) If Retailer terminates the Agreement for an Event of Default or [***], as soon as practicable after delivering the notice of termination, Retailer shall identify a well-capitalized financial institution, authorized to conduct the business of banking in the United States, to issue prepaid cards [***] and/or [***], and to accept loads to such cards through the Green Dot Network, which bank has agreed with Wal-Mart to accept this Agreement under Bank’s existing terms (financial and otherwise), or terms which are more favorable to Retailer and no less favorable to Green Dot than the terms of this Agreement (such bank, the “Replacement Bank”). If the Replacement Bank is reasonably acceptable to Green Dot, Retailer and Green Dot shall continue the Program with the Replacement Bank under the existing terms.
(i) Bank shall have the right to terminate this Agreement upon not less than [***] advance written notice to Retailer and Green Dot if there occurs a Change of Control with respect to Wal- Mart Stores, Inc. or a Prohibited Change of Control with respect to Green Dot, other than a Change of Control to an Affiliate of Wal- Mart Stores, Inc. or Green Dot, respectively, that is in existence on the Amendment Effective Date.
(j)  [***] shall have the right to terminate this Agreement upon not less than [***] notice to [***] and [***] if there [***] with respect to [***] or a [***] with respect to [***], other than a [***], or if [***] breaches or fails to comply with Section [***] or [***].
(k) Bank may terminate this Agreement if the Card Program Services Agreement, dated October 27, 2006, between Bank and Green Dot (“Service Agreement”) terminates as a result of a Specified Event, as follows: Bank shall provide Retailer with written notice of the termination, or anticipated termination, no later than two (2) days after Bank provides Green Dot with a termination notice based on the occurrence of the Specified Event. Such notice (the “Green Dot Termination Notice”) shall specify the date (which shall not be earlier than [***]

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after the date of the notice) on which this Agreement shall terminate (the “Agreement Termination Date”). Within [***] after the date of the Green Dot Termination Notice, Retailer shall notify Bank in writing as to whether Retailer (i) wants to [***] its [***] under Section 14.4; or (ii) wants to allow the Agreement to terminate on the Agreement Termination Date without any further action. With respect to the option to purchase described in Section 14.3(k)(i), Retailer shall [***] the [***] of the Prepaid Cards (rather than the Prepaid Cards described in Section 14.4(a)) and Retailer shall be required to [***] period described in Section 14.3(k)(i) (rather than the notice period provide in Section 14.4(a)). If Retailer [***] described in Section 14.3(k)(i), Bank and Retailer shall mutually cooperate and use diligent efforts to effectuate the sale (including obtaining all necessary regulatory approvals) by the Agreement Termination Date. The term “Specified Event” shall mean any of the following under the Services Agreement: a default or breach by Green Dot, a material adverse change with respect to Green Dot, Green Dot’s failure to meet a financial condition or a regulator directs or requests Bank to terminate the Service Agreement.
13. Right to Purchase Prepaid Card Accounts; Wind-down
     (a) Section 14.4 is hereby amended and restated in its entirety as follows:
          (a) If this Agreement terminates for any reason, then no less than [***] days in advance of the termination date, or [***] days after the date of the notice of termination, whichever occurs first, Retailer may notify Bank of its election to [***], or to [***], all Prepaid Cards which have been used for at least [***] in the [***] period preceding the date of the sale, and related rights, funds and fees, including, without limitation, all Prepaid Card Documentation and Cardholder Information, free and clear of all liens, encumbrances, claims, third party rights, mortgages, restrictions, security interests or other similar kind of right, for a price as set forth in Section 14.4(d). Upon Retailer’s request in connection with Retailer’s exercise of its rights under this Section 14.4(a), Bank promptly (and in any event, no later than fourteen (14) days after a request) shall provide such information regarding the Prepaid Cards and related balances, fees, and transaction history as Retailer and / or its designee reasonably may require in connection with a [***] of the Prepaid Cards.

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Bank shall transfer the Retailer Customer Information with the Prepaid Cards. Bank and Retailer will work together to assign or transfer the customer the Prepaid Card numbers relating to the Prepaid Cards. Such assignment or transfer is subject to Bank and Retailer mutually agreeing to reimbursement of Bank’s reasonable, out-of-pocket costs directly incurred by Bank in connection with such assignment or transfer. Retailer or its designee shall complete its purchase no later than [***] from the date Retailer gives notice of its intent to purchase. The Parties shall each comply with any approval requirements imposed by any Governmental Authority in connection with such purchase; provided, however, that Retailer and /or its designee shall not be required to effect a purchase if any Governmental Authority imposes unduly burdensome or otherwise unaccepted conditions on the purchaser or the transaction.
(b) Retailer’s right to [***] the Prepaid Cards under Section 14.4(a) is conditioned upon its cure of any failure to pay any bona fide amounts that Bank has reasonably shown to be due and owing by Retailer under Section 6.1 of this Agreement by the date Retailer gives notice of its intent to purchase.
(c) The purchase price for Prepaid Cards sold pursuant to this Section 14.4 shall be payable by Bank in immediately available funds and shall be an amount equal to the aggregate balances on the purchased Prepaid Cards as of the closing date of the sale.
(d) The cost of communication and re-branding required by this Section 14.4 will be borne by [***] or its designated institution. The cost of communication and re-branding required by Section 14.5 below will be borne by [***].
(e) (i) Retailer shall have the right to obtain Interim Services under this Section 14.4(e) if (A) Retailer elects to purchase the Prepaid Cards under Section 14.4(a) or (B) Retailer does not elect to purchase the Prepaid Card accounts, but Retailer, at its option, provides written notice to Bank within [***] before the date that termination is scheduled to occur, or [***] after the date of the notice of termination, whichever occurs first; provided, however, that Retailer shall not have a right to obtain Interim Services after termination of this Agreement if such termination is pursuant to Section 14.3(k) (Termination of Services Agreement.)
     (ii) If Retailer exercises its right to obtain Interim Services, this Agreement shall be extended solely for the purpose of permitting POS Loads to Prepaid Cards and for continued servicing of Prepaid Cards (the “Interim Services”) for the period

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of time specified in Section 14.4(e)(iii) (“Interim Services Period”). Bank shall provide Interim Services in accordance with this Agreement and Prepaid Card Fees in effect as of the Extension Date. For the avoidance of doubt, during the period in which Bank provides Interim Services, (A) [***] shall be [***] in accordance with the [***] schedule in effect on the termination date; (B) Bank shall not be obligated to issue new Prepaid Cards, and (C) Green Dot shall not be obligated to participate in the sale of Reload Packs in Participating Stores.
     (iii) The Interim Services Period shall commence on the Extension Date and shall end: (A) upon the [***] of the [***] (i.e. no later than [***] after notice of option to purchase is given by Retailer) if Retailer obtains Interim Services under Section 14.4(e)(i)(A) in connection with an Ordinary Termination; (B) after [***] if Retailer obtains Interim Services by exercising its right under Section 14.4(e)(i)(A) in connection with a termination of this Agreement other than Ordinary Termination; (C) after up to [***], as specified in Retailer’s written notice to Bank, if Retailer obtains Interim Services by exercising its right under Section 14.4(e)(i)(B) in connection with an Ordinary Termination; or (D) [***] if Retailer obtains Interim Services by exercising its right under Section 14.4(e)(i)(B) in connection with a termination of this Agreement other than Ordinary Termination.
     (iv) The term “Extension Date” shall mean the date that this Agreement is scheduled to terminate if Retailer did not obtain the Interim Services. The term “Ordinary Termination Event” shall mean a termination by any party under Section 14.1, a termination by Retailer under Section 1.5(d)(i)(A), or any other termination under circumstances that do not adversely affect the rights or obligations of Bank or Green Dot with respect to the Load Program or the servicing of Prepaid Cards.
     (v) After the Extension Date, this Agreement (including the Interim Services) may be terminated by (A) Retailer at any time upon not less than thirty (30) days prior written notice to Bank, and (B) Bank, Retailer or Green Dot pursuant to any applicable provision of the Agreement other than Section 14.1.
     (vi) If Retailer has not previously exercised a [***] the Prepaid Cards, and this Agreement is terminated in an Ordinary Termination, Retailer may exercise its [***] the Prepaid Card accounts under this Section 14.4 during the

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Interim Services Period; provided, however, that (A) Retailer shall give Bank at least [***] advance written notice of its intent to purchase and Retailer or its designee shall [***] not later than the end of the Interim Services Period; and (B) if the [***] not completed by the end of the Interim Services Period because of reasons outside of Retailer’s control, Retailer, at its sole discretion may extend the Interim Services for an additional [***]. In no event shall any Party be liable for a failure to complete the sale for reasons outside of Retailer’s control.
     (vii) Notwithstanding anything in this Section 14, Bank shall have the right to terminate providing Interim Services upon written notice to Retailer upon (A) a material breach or failure by Retailer after the Extension date of its settlement obligations under this Agreement, (B) a breach or failure by Retailer after the Extension Date of obligations under this Agreement other than settlement obligations where such breach or failure causes a significant risk of out-of-pocket costs to Bank in excess of $[***] or (C) continued performance by Bank would violate applicable law or requirement of a Governmental Agency or Network; provided, however, that Bank shall give Retailer written notice of any breach or failure to perform specified in clauses (A) or (B) and three (3) Business Days to cure such breach.
     (b) Section 14.5 is deleted and is replaced with the following:
Section 14.5 Wind-down by Bank.
If Retailer does not [***] its [***], then upon (a) [***] after the end of the Interim Services Period (if any), or (b) [***] following the Agreement Termination Date, whichever occurs first (the “Final Wind-Down Date”), Bank shall wind-down the remaining Prepaid Cards in any lawful manner which may be expeditious or economically advantageous to Bank, including the issuance of a replacement or substitute Prepaid Card; provided, however, that (i) Bank shall remove all Retailer Marks from the Prepaid Cards that are not closed prior to the Final Wind-Down Date; and (ii) for such period prior to the Final Wind-Down Date as Prepaid Cards bear Retailer Marks, [***] shall be [***] in accordance with the [***] schedule in effect on the termination date; and (ii) Bank shall not re-brand the Prepaid Cards with a Competitor, sell the Prepaid Cards or Customer Information to a Competitor or the Competitor’s designee, or otherwise permit

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the Prepaid Cards or Customer Information to benefit a Competitor. Bank agrees that it will not utilize Retailer Customer Numbers without the express written consent of Retailer.
14. Customer Information.
     (a) Retailer Customer Identification Function. Section 1.3 is replaced in its entirety with the following:
1.3 Bank, as agent for Retailer, will assign a Retailer Customer Number to each Wal-Mart Prepaid Card holder and will print this number on the reverse side of the Permanent Prepaid Card. Subject to Applicable Law, Bank, as agent for Retailer in connection with the Retailer Customer Number, shall collect and transmit (not less than once each month) to Retailer each Retailer Customer Number (or another unique identifying number) assigned hereunder, together with the associated Wal-Mart Prepaid Card holder’s name, address, telephone number and, if available, e-mail address (the Retailer Customer Number together with the Cardholder’s name, address, telephone number and e-mail address, the “Retailer Customer Information”). Retailer and Bank shall use reasonable effort to adopt a process by which a Retailer customer may authorize the collection and transmittal of Retailer Customer Information contemplated by this Section 1.3. Retailer understands that the Retailer Customer Number assigned by Bank will be associated with a given Permanent Prepaid Card and may not be the same Retailer Customer Number the Cardholder would be assigned in conjunction with any other relationship the Cardholder may have with either Retailer or Bank. Bank will work with Retailer in good faith to assist Retailer in integrating Retailer’s envisioned customer registration program into the materials for the Program. Bank shall not issue the same Retailer Customer Number more than once.
     (b) A new Section 8.2(k) is added as follows:
All information about a Retailer customer provided by Retailer to Bank for purposes of marketing the Card Program is referred to in this Agreement as “Retailer Marketing Information.” The parties agree that for purposes of the California “Shine the Light” law (Cal. Civ. Code § 1798.83, as in effect from time to time) and other applicable privacy law, Retailer and Bank shall be deemed to be jointly sponsoring the Card Program to Retailer’s customers. Commencing with shipment of packaging reflecting the new pricing in Exhibit A, Bank shall add a statement, approved in advance by Retailer, to terms and conditions accompanying such new Temporary Prepaid Card packaging and other terms and conditions, that Retailer discloses Retailer Marketing Information to Bank, and Bank receives Retailer Marketing Information from Retailer, in connection with promoting the Prepaid Card. Notwithstanding any provision of this Agreement to the contrary, Bank shall keep all Retailer Marketing Information confidential, and Bank may not use or disclose Retailer Marketing Information for any purpose other than soliciting Retailer’s customers for a Prepaid Card. Bank will also ensure that any third party to whom Retailer Marketing Information is transferred or made available by or on behalf of Bank, as permitted by this Section 8.2(k), signs a written contract with Bank in which such third party agrees (i) to restrict its use of Retailer Marketing Information to the use specified in this Section 8.2(k); (ii) to comply with all Applicable Law and Retailer’s privacy policy; and (iii) to implement and maintain appropriate administrative, technical and physical safeguard to protect the security, confidentiality and integrity of all Retailer Marketing Information. Upon the effective date of termination of this Agreement or the date Retailer or its designee completes the purchase of Prepaid Cards pursuant to Section 14.4, if applicable, Bank and any third party who receives Retailer Marketing Information on behalf of Bank shall destroy all Retailer Marketing Information or return it to Retailer.
     (c) PCI Compliance
A new Section 8.4 is added, as follows:
8.4 Data Security
(a) Bank specifically agrees to (A) use up-to-date antivirus tools to remove known malicious functionalities from any data transmitted to Retailer; (B) use up-to-date antivirus tools to prevent the transmission of attacks on Retailer via the network connections between Retailer and the Bank; and (C) prevent unauthorized access to Retailer’s systems via Bank’s networks and access codes.
(b) Retailer specifically agrees to (A) use up-to-date antivirus tools to remove known malicious functionalities from any data transmitted to Bank; (B) use up-to-date antivirus tools to prevent the transmission of attacks on Bank via the network connections between Bank and Retailer; and (C) prevent unauthorized access to Bank’s systems via Retailer’s networks and access codes.
(c) Bank accepts full responsibility for adequately securing any Program Consumer Information in its possession, and will hold Retailer harmless from any breach of such data from Bank’s systems or any system of any service provider of Bank.
In furtherance of the foregoing, Bank warrants that it has developed a commercially reasonable plan to comply with the

Payment Card Industry Data Security Standards (PCI) with respect to Program Consumer Information and warrants that Bank will fully implement its compliance plan by no later than July 1, 2009. Extensions of this date will only be made for substantial causes that are outside the control of Bank as judged from an objective basis. Bank agrees that it will, at Retailer’s request, provide quarterly comprehensive updates as to the extent and nature of work completed and work yet to be done, with the first such report to be provided by December 31, 2008.
(d) Retailer accepts full responsibility for adequately securing any Program Consumer Information in its possession, and will hold Bank harmless from any breach of such data from Retailer’s systems.
(e) In addition to the foregoing and any other provisions of this Agreement, the parties mutually agree, that immediately upon discovery or notification of any actual security breach or reasonably suspected breach (i.e., unauthorized or improper access or use of customer data, inclusive of lost or misplaced data) involving any information about Bank customers (where such information is held by the Retailer or its agents, subcontractors or service providers) or about Retailer’s customers (where such information is held by the Bank or its agents, subcontractors or service providers), the Breached Party shall notify the non- Breached Party of such breach. The Breached Party shall also provide the non-Breached Party with a detailed description of the incident, the type of customer information that was the subject of the security breach, inclusive of each specific data element, the identity of the affected customers, and any other information the non-Breached Party may request concerning the customers or the details of the breach, as soon as such information can be collected or otherwise becomes available. In close coordination with the non-Breached Party, the Breached Party agrees to take action immediately, at its own expense, to investigate the incident and to identify, prevent and mitigate the effects of any such security breach, and to carry out any recovery necessary to remedy the impact, subject to any delay occasioned by law enforcement requests. While coordinating closely with the non-Breached Party, it remains the responsibility of the Breached Party to provide an appropriate notice to the customers affected if the circumstances of the unauthorized access lead the non-Breached Party to determine that such notice is required for business or reputational reasons or by applicable federal or state law. The non-Breached Party, in its sole discretion, may opt to give the actual notice to the customer, in which event the costs of issuing such notice will be borne by the Breached Party. In the event notice is delayed due to law enforcement requests, then the Breached Party shall notify appropriate customers if and when the law enforcement entity advises that notification will no longer interfere with such investigation. While the Parties will coordinate as to the content of the customer notice, it should comply in all material respects with the Interagency Guidance on Response Programs for Unauthorized Access to Customer Information and Customer Notice (as published in Federal Register March 29, 2005) and any other applicable federal and/or state law.
(f) Bank shall treat Program Consumer Information with at least the level of security that Bank applies to its own confidential information. No electronic transmissions of Program Consumer Information may occur other than through a secure line or in encrypted form. Except for backup of Program Consumer Information that Bank moves to a secondary disaster recovery site and/or an offsite storage facility, and the sharing of information with merchants in support of payment research, any physical removal of Program Consumer Information, irrespective of whether in electronic or hard-copy form, should be processed according to appropriate administrative, technical and physical security measures.
(g) Retailer shall treat Program Consumer Information with at least the level of security that Retailer applies to its own confidential information. No electronic transmissions of Program Consumer Information may occur other than through a secure line or in encrypted form. Except for backup of Program Consumer Information that Retailer moves to a secondary disaster recovery site and/or an offsite storage facility, and the sharing of information with merchants in support of payment research, any physical removal of Program Consumer Information, irrespective of whether in electronic or hard-copy form, should be processed according to appropriate administrative, technical and physical security measures.
(h) Bank will provide Retailer’s legal department and Retailer’s information systems security group copies of its own data privacy and security policies as they relate to the Program or Program Consumer Information at the request of Retailer’s legal department.
(i) Retailer will provide Bank’s legal department and Bank’s information systems security group copies of its own data privacy and security policies as they relate to the Program or Program Consumer Information at the request of Bank’s legal department.
15. Reporting.

     Retailer shall receive monthly settlement statements and final reports, as well as such other reports as Retailer reasonably may specify from time to time.
16. Compliance.
     The Parties shall amend the Operating Procedures to address the sale of multiple Prepaid Cards in a mutually acceptable manner. The Parties shall review such procedures every six (6) months in connection with an overall review of the Program and the Load Program.
17. Miscellaneous.
     (a) The following sentence is added to the end of Section 1.1:
          Bank shall use commercially reasonable efforts to ensure that Prepaid Cards continue to lead innovation by carrying highly competitive features and capabilities, viewed as a whole.
     (b) The following is added as a new Section 1.14:
1.14 Additional Card Products.
Retailer shall have the right, subject to the consent of Bank and Green Dot, to distribute additional Card Products (including Card Products issued by the Bank and branded with the “Green Dot” name) in one or more Participating Stores on the same [***] and [***] described in Schedule 5.2. For the avoidance of doubt, nothing in this provision shall be deemed to obligate Retailer to sell additional Card Products, or to market or place such Card Products in Participating Stores in the same manner as Prepaid Cards.
     (c) Sections 1.13(a) and (b) are hereby deleted, and replaced with “Intentionally Omitted”. Section 1.13(e) is deleted and replaced with the following:
Notwithstanding anything else contained in this Agreement, Retailer shall have the right to cease offering the Program and / or the Load Program with respect to Stores located in a jurisdiction if: (i) Retailer determines on the advice of counsel that the Program and or the Load Program, as applicable, as then currently offered in such jurisdiction pursuant to this Agreement (x) is reasonably likely to violate Applicable Law, or (y) is reasonably likely to subject Retailer to adverse governmental action or adversely affect

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Retailer’s reputation or its interactions with Retailer customers, if continued in such jurisdiction; or (ii) any action on the part of part of any government representative is reasonably likely to materially and adversely affect the Participating Stores or their interactions with customers. Retailer shall give the other Parties written notice if Retailer intends to exercise its right under this Section 1.13(e) to cease offering the Program with respect to Stores located in a jurisdiction. The Parties shall meet within 24 hours of such notice to discuss how to address Retailer’s concerns, and whether to suspend the Program within all affected Participating Stores. If Retailer decides to suspend the Program, Retailer shall effectuate such suspension within 24 hours of such decision, and the Parties shall use commercially reasonable efforts to resume the Program at the affected Participating Stores within sixty (60) days following the suspension; provided, that (i) nothing in the Agreement shall obligate a Party to agree to the resumption of the Program at affected Participating Stores without its prior written consent, and (ii) if the Parties are unable to agree to the manner in which the Program may be resumed within sixty (60) days after any Party first requests in writing that the Parties negotiate, then, each Party shall have the right to terminate the Program as to the Participating Stores affected by the Applicable Law, in which case such Stores shall no longer be Participating Stores, by providing at least sixty (60) days prior written notice to the other Parties.
     (d) Bank and Retailer agree that, with respect to Section 2.3(a), Bank and Retailer shall use commercially reasonable efforts to develop “[***]” alternatives in which transactions are [***] to [***] through [***]. A new clause (v) is added to the end of the first sentence of Section 2.3(c) as follows:
and (v) Online Loads of Cardholder funds (Section 4.1).
     (e) Section 4.10(c) is replaced in its entirety as follows:
Notwithstanding the foregoing, Bank may terminate providing Intermediary Services if continuation of providing such services presents a material risk to Bank of substantial loss (e.g., in connection with material settlement failure by Green Dot) or substantial reputational harm (e.g., in connection with failure of Green Dot to comply with Applicable Law). Upon the effective date of such termination, the Intermediary Services shall be provided by one or more parties selected by Retailer and approved by Bank, provided that such approval shall not be unreasonably withheld or delayed. If Bank does not grant its approval prior to the date on which it ceases to provide Intermediary Services, then

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Bank and Retailer each shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice.
     (f) A new Section 4.10 (d) is added as follows:
(d) Notwithstanding anything in this Agreement to the contrary, Retailer at any time may establish a direct connection between Retailer and Green Dot so that Bank is no longer required to provide such Intermediary Services. Upon completion of such connection and with the prior written approval of Wal-Mart, Green Dot may terminate the Intermediary Services from Bank upon sixty (60) days’ prior written notice.
     (g) In Section 8.2(c)(vi), the language after the proviso and before the beginning of subclause (x) is deleted and replaced with the following:
that neither Retailer nor its Affiliates, nor their respective authorized agents, nor their independent contractors may disclose or use Identification Information to offer stored value cards or debit cards, except pursuant to a solicitation or offer:
     (h) A new sentence is added to the end of Section 11.1(e), as follows:
For the avoidance of doubt, the Parties agree that this covenant does not apply to Wal-Mart.com or any successor thereto.
     (i) New Sections 11.1(h) and (i) are added as follows:
(h) Green Dot shall provide Retailer and Bank with written notice of any Change of Control with respect to Green Dot not later than the day on which said Change of Control is consummated.
(i) Within thirty (30) days after Green Dot notifies Retailer of a Green Dot Change of Control, Retailer may request in writing that Green Dot provide to its designee (which designee shall be a nationally recognized accounting firm) information reasonably necessary to confirm Green Dot’s calculation of the surviving entity’s Interest Coverage Ratio. Green Dot shall provide all such information to Retailer’s designee within fifteen (15) business days of such request. Such designee shall maintain all information provided by Green Dot confidentially, and shall not disclose such information to Retailer.
     (j) Section 14.8 is hereby deleted and replaced with the following:

All provisions of this Agreement, except Article VII and paragraphs (a)-(e) and paragraph (g) of Section 11.7 shall survive the Agreement Termination Date and shall remain in effect until the Final Wind-Down Date or the date on which the Prepaid Card accounts are purchased in accordance with Section 14.4 (the “Purchase Date”); provided that (i) Section 1.5(d)(A) and Section 11.7(f) shall survive one hundred twenty (120) days following the Agreement Termination Date, and (ii) Bank shall have no further obligation to originate any Prepaid Cards. Upon the Agreement Termination Date, Bank shall continue to own Prepaid Cards and all related relationships unless and until the Prepaid Cards shall have been sold pursuant to Section 14.4. Following the Final Wind-Down Date or the Purchase Date, as applicable, all obligations of the parties hereunder shall terminate except for the provisions of Article XV and Article XVI, and Section 4.8, Sections 5.2 and 6.3 (each for so long as any [***] to [***]), Section 8.1(g), Section 11.4(a) and (b) (for a period of two (2) years following the Final Wind-Down Date or the Purchase Date, as applicable), Section 11.4(c) (for a period of five (5) years following the Final Wind-Down Date or the Purchase Date, as applicable), Section 11.6 (for a period of six (6) months following the final Wind-Down Date or the Purchase Date, as applicable), Sections 12.1 and 12.2, Section 13.3, and Section 14.8.
     (k) Section 14.11(Green Dot Successor) is deleted in its entirety, and replaced with the following:
         14.11 [Intentionally Omitted.]
     (l) Solely for purposes of Section 3.1(e), Section 4.8, Section 4.9, Section 11.2(c) and the definition of “Load Program”, and not elsewhere, the term “POS Load” shall be deemed to include Online Loads.
     (m) Section 16.1(a) is hereby deleted and replaced in its entirety with the following:
(a) No Party may assign its respective rights and obligations under this Agreement without the prior written consent of the other Parties. Notwithstanding the foregoing sentence: (I) Bank may assign all or a portion of its rights and obligations under this Agreement to an Affiliate of Bank without the prior written consent of the other Parties, provided that (A) no such assignment shall release Bank from its obligations hereunder; (B) such assignment must be to an Affiliate of Bank that is a state or federally chartered depositary institution with FDIC insurance; and (C) such assignment must be part of a corporate reorganization not

***	Confidential material redacted and filed separately with the Commission directly or indirectly related to a Change of Control; and (II) Green Dot may assign this Agreement without consent of the other Parties so long as such assignment is in connection with the sale of all or substantially all of its assets and does not constitute a Prohibited Change of Control.
     (n) Certain Defined Terms.
(1) The following terms are deleted from Appendix I:
Control
Early Termination Fee
Phase I
Phase I Territory
Unamortized Investment Expenses
(2) The following terms are added to Appendix I:
“Amended Fee Schedule” means the fees for Prepaid Cards that are set forth in Exhibit A to the Second Amendment to Prepaid Card Program Agreement between the Parties.
“Base Fee Schedule” means the table of Prepaid Cards Fees set forth in Schedule 5.2, to be used as the basis for calculating [***] in accordance with the methodology described in Schedule 5.2.
“Amendment Effective Date” means November 1, 2008.
“EBIT, for a period, means pretax earnings from continuing operations before (i) special extraordinary gains or losses, (ii) Interest Expense, (iii) minority interests, and (iv) miscellaneous gains and losses, in each case for such period, as determined in accordance with GAAP, and if applicable, as applied on a consolidated basis to a Party and its Affiliates.

***	Confidential material redacted and filed separately with the Commission

“[***] Card Product” has the meaning given the term in Section 11.7.

“Green Dot Termination Notice” has the meaning given the term in Section 14.3(k).

“Interest Coverage Ratio” means the ratio of EBIT to Interest Expense.

“Interest Expense”, for a period, means total gross interest expense during such period (excluding interest income), and shall in any event include, without limitation, (i) interest expensed (whether or not paid) on all debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense.

“Online Services Agreement” has the meaning given the term in Section 1.12.

“Program Consumer Information” means all information (i) provided to Bank by Cardholders or by third parties (other than Retailer) in connection with the activation or servicing of a Prepaid Card, (ii) that Bank receives in its capacity as the issuer and/or processor of Prepaid Cards, (iii) Retailer Customer Information, and (iv) all information derived from (i), (ii) and / or (iii).

“Program Revenue” [***]

***	Confidential material redacted and filed separately with the Commission

“Termination Period” means a period of [***], established by the Agreement, between a notice of termination of the Agreement and the effective date of such termination.

“United States” means the fifty states and the District of Columbia.
     (3) The following terms in Appendix I are replaced in their entirety as follows:
“Agreement Termination Date” means the date on which the Agreement expires, or termination is effective, in accordance with Article XIV is effective.

“Card Product” shall mean a re-loadable card issued by a FDIC-insured depository institution that is branded with the name of any Network, can be used to purchase products and/or services and that (A) is accepted in Non-Store Locations, (B) is re-loadable, and (C) may be used generally for cash unloads. For purposes of this definition, a card is deemed to be used for “cash unloads” only if the ability to unload cash is an advertised feature of the Card Product or the terms and conditions of the Card Product permit cash unloads in the ordinary course of the Card Product’s use.

“Card Program” means the (i) program in which the Bank issues, services, and accepts loads and reloads to Prepaid Cards, and in which Prepaid Cards are marketed by the Parties; and (ii) Online Bill Payment Services, all as described in this Agreement. For the avoidance of doubt, the Card Program includes all Card Services.

“Change of Control”, with respect to an entity, means (i) any sale of all or substantially all of the assets of an entity (whether in one or a series of transactions); (ii) if an entity is merged or consolidated (whether as the survivor or otherwise) into another corporation (by operation of law or otherwise); (iii) more than 50% of the capital stock of an entity is transferred or offered for sale other than in the course of a public stock offering; or (iv) an entity no longer possesses, directly or indirectly, the power to direct the management and policies of such entity by ownership of voting securities, by contract, or otherwise.

“Competitor” means [***].

***	Confidential material redacted and filed separately with the Commission

“Final Wind-Down Date” shall have the meaning given to the term in Section 14.5.

“Network Provider” means a provider of debit transaction network services under the Program.

“Online Load” has the meaning given the term in Section 4.1(a).

“Prohibited Change of Control” means either (I) any Change in Control with respect to Green Dot, or any transaction in which a Person acquires all or substantially all of Green Dot’s assets, if the Person that acquires Control of Green Dot, or all or substantially all of Green Dot’s assets (a) is not at least as financially sound as Green Dot and/or not at least as capable of meeting the obligations of Green Dot under this Agreement as Green Dot, or the surviving entity’s Interest Coverage Ratio is 2:1 or less upon the consummation of the Change of Control; (b) is the debtor under any proceeding under any bankruptcy, insolvency, reorganization, liquidation or similar law, or has made any assignment or general arrangement for the benefit of creditors (and such assignment or arrangement is in effect on the date of the acquisition), or has had a liquidator, receiver or similar official appointed with respect to it or any substantial portion of its assets, or is insolvent (however evidenced) or will become insolvent as a result of such acquisition, or is generally unable to pay its debts as they fall due; (c) in the commercially reasonable judgment of Retailer or Bank, would cause harm to the goodwill or reputation of Retailer or Bank or the Retailer or Bank name or brand; (d) is, or one or more of its Affiliates, successors or assigns are, in the business of operating general merchandise or grocery retail sales outlets or providing [***]; or (e) has been engaged in material litigation with Retailer or Bank in the past ten (10) years or there has been the threat of such material litigation; or (II) for a period of [***] after a Change of Control, for reasons resulting from the Change of Control, neither [***] nor [***] is employed by Green Dot and playing a substantial and active role in the management of Green Dot. For purposes of clarification, (1) an initial public offering by Green Dot, or an internal reorganization among Affiliates shall not, by itself, be considered a “Prohibited Change of

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Control” hereunder; (2) Retailer will not unreasonably exercise its termination right under Section 14.3(j) for a Prohibited Change of Control triggered solely by a transfer to a provider of consumer financial services or one of its Affiliates; and (3) Retailer will not exercise, or threaten to exercise, its termination right under Section 14.3(j) for a Prohibited Change of Control for purposes of renegotiating this Agreement.

“Store” means any retail store within the United States that is owned or operated by Retailer under the Retailer Marks or successors thereto.
     18. Continuation; Inconsistency; Counterparts. Except as expressly amended or supplemented hereby, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver this Amendment electronically, including by facsimile
[Signature page follows]

     IN WITNESS WHEREOF, Bank, Green Dot and Retailer have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

WAL-MART STORES, INC.		WAL-MART STORES EAST, INC

By: Name:	/s/ Jane Thompson Jane Thompson	By: Name:	/s/ Jane Thompson Jane Thompson
Title:	President Financial Services	Title:	President Financial Services
	Walmart Stores Inc.		Walmart Stores Inc.

WAL-MART STORES EAST, L.P.		WAL-MART STORES TEXAS L.P.

By: Name:	/s/ Jane Thompson Jane Thompson	By: Name:	/s/ Jane Thompson Jane Thompson
Title:	President Financial Services	Title:	President Financial Services
	Walmart Stores Inc.		Walmart Stores Inc.

WAL-MART LOUISIANA, LLC

By: Name:	/s/ Jane Thompson Jane Thompson
Title:	President Financial Services
Walmart Stores Inc.

GE MONEY BANK		GREEN DOT CORPORATION

By: Name:	/s/ Margaret M. Keane Margaret M. Keane	By: Name:	/s/ Steven W. Streit Steven W. Streit
Title:	EVP, GEMB	Title:	CEO

     Exhibit A
Amended Fee Schedule

Fee	Wal-Mart
Initial Issuance of Standard Card*	$3.00
Initial Issuance of Student and Sharepak Card*	$6.00
Monthly Maintenance Fee	$3.00
POS Cash Loads at Retailer	$3.00
ATM Fee (Dom, Int’l + Bank teller)	$2.00
ATM Balance Inquiry (Dom &Intl)	$1.00

Foreign Transactions	2%
Rush delivery	$20.00

Signature Transaction Fee	FREE
PIN Transaction Fee	FREE
Overdraft Fee	N/A
NSF Fee	N/A

IVR Balance Inquiry	FREE
Live Operator Assistance	FREE
WEB Account Management	FREE
E-mail/SMS Balance Alerts	FREE
Mobile Balance Check (Pull)	FREE
Wal-Mart POS Balance Inquiry	FREE
Statement Fee	FREE
Stop Payment Order	FREE

POS Cash Back	FREE
Declined ATM Withdrawal Fee	FREE

Check Cashing Reload	FREE
Direct Deposit Load	FREE

*	same fee applies for lost/stolen & second card

***	Confidential material redacted and filed separately with the Commission

Exhibit B
Schedule 4.4(d)
[***] Cards Other than Prepaid Cards
Green Dot shall [***] in the amount of [***]% of the retail fee charged to consumers for each POS Load at a Participating Store to a prepaid card or stored value card other than a Prepaid Card.

***	Confidential material redacted and filed separately with the Commission

Exhibit C
Exhibit C
Schedule 5.2
Bank [***]
BASE FEE SCHEDULE
This fee schedule serves only as the basis for the calculation of [***]. For actual Prepaid Card Fees in existence on the Amendment Effective Date, see Schedule 1.5(d).

Fee	Wal-Mart
Initial Issuance of Standard Card*	$4.00
Initial Issuance of Student and Sharepak Card*	$7.00
Monthly Maintenance Fee	$4.00
POS Cash Loads at Retailer	$4.00
ATM Fee (Dom, Intl + Bank teller)	$2.00
ATM Balance Inquiry (Dom &Intl)	$1.00

Foreign Transactions	2%
Rush delivery	$20.00

Signature Transaction Fee	FREE
PIN Transaction Fee	FREE
Overdraft Fee	N/A
NSF Fee	N/A

IVR Balance Inquiry	FREE
Live Operator Assistance	FREE
WEB Account Management	FREE
E-mail/SMS Balance Alerts	FREE
Mobile Balance Check (Pull)	FREE
Wal-Mart POS Balance Inquiry	FREE
Statement Fee	FREE
Stop Payment Order	FREE

POS Cash Back	FREE
Declined ATM Withdrawal Fee	FREE

Check Cashing Reload	FREE
Direct Deposit Load	FREE

*	same fee applies for lost/stolen & second card

***	Confidential material redacted and filed separately with the Commission

(A) Beginning on the Amendment Effective Date, [***] shall earn, and [***] shall [***] to [***], [***] calculated as follows:
     (1) On the Amendment Effective Date, and prior to the first day of each quarter during the Term (a “Program Quarter”) thereafter, the Parties shall establish (A) a [***] of the [***] (the “[***]”) for the [***]; (B) [***] for the [***] (“[***]”), adjusted based on [***], (C) a [***] of [***] for the [***]; and (D) a [***] of [***] for the [***], adjusted based on [***].
     (2) On the Amendment Effective Date, and prior to the first day of each Program Quarter thereafter, (A) [***] on the [***] and [***] shall [***] and [***] (the “[***]”), and (B) [***] and [***] shall [***] the [***] and [***] (the “[***]”), in each case to be [***] in [***], based on [***] that [***] the period [***]:
[***]

Program Year Prepaid
	Card Program Revenue	[***]
	Tier	Rate
Program Year Prepaid	(Assuming Base Fee	(Assuming Base Fee
Card Sales Volume Tier	Schedule, pricing)	Schedule pricing)
[***]	$ [***]	[***]%
[***]	$ [***]	[***]%
[***]	$ [***]	[***]%
[***]	$ [***]	[***]%
[***] or more	$ [***]	[***]%

***	Confidential material redacted and filed separately with the Commission

[***]

	Program Year	[***]	[***]
	Prepaid Card	Rate	Rate During
	Program Revenue	During 1st 6	2nd 6 Months
	Tier	Months	(Assuming
Program Year	(Assuming Base	(Assuming Base	Base Fee
Prepaid Card Sales	Fee Schedule	Fee Schedule	Schedule
Volume Tier	pricing)	pricing)	pricing)
[***]	$[***]	[***] %	[***] %
[***]	$[***]	[***] %	[***] %
[***]	$[***]	[***] %	[***] %
[***]	$[***]	[***] %	[***] %
[***] or more	$[***]	[***] %	[***] %
[***]

		Program Year Prepaid	[***]
		Card Program Revenue	Rate
Program Year Prepaid		Tier (Assuming Base Fee	(Assuming Base Fee
Card Sales Volume Tier		Schedule Pricing	Schedule pricing)
[***]	$	[***]	[***] %
[***]	$	[***]	[***] %
[***]	$	[***]	[***] %
[***]	$	[***]	[***] %
[***] or more	$	[***]	[***] %
          For each of the [***] and the [***], the parties shall determine a single, blended [***] percentage that would be [***] by Bank [***] by making the following calculations:

***	Confidential material redacted and filed separately with the Commission

          (a) For the blended [***], based on the Annual Sales Forecast: (i) take each percentage rate that would be applied from the table, (ii) multiply each such rate by the Prepaid Card sales volume to which it would be applied, (iii) adding together each such product, and (iv) divide the resulting sum by the total volume.. For example, if in Period One the Prepaid Card Forecast is [***], the [***] would be [***]% (i.e. (i) the sum of [***]% times [***] plus [***]% times [***], divided by (ii) [***]).
          (b) For the blended Card Revenue [***], based on the Annual Program Revenue Forecast, (i) take each percentage rate that would be applied from the table, (ii) multiply each such rate by the Program Revenue to which it would be applied, (iii) adding together each such product, and (iv) divide the resulting sum by the total Program Revenue. For example, if in Period One the Annual Program Revenue Forecast is $[***], the [***] would be [***]% (i.e. (i) the sum of [***]% times $[***]plus [***]% times $[***], divided by (ii) $[***]).
     The forecasted Program Revenue for each Program Quarter shall be multiplied by the Card Sale [***] or the Card Revenue [***], whichever is higher (the “[***]”) to derive an estimated aggregate amount of [***] to [***] in the Program Quarter (the “[***]”). Unless otherwise agreed by Retailer in writing, the [***] shall be divided by the total number of Prepaid Card sales and sales of POS Loads to Prepaid Cards at Participating Stores in the Sales Forecast for the Program Quarter. The quotient shall be the “[***]”.
     (4) Within [***] after the end of each month, Bank shall pay to Retailer an amount equal to the [***] times the actual aggregate sales of Prepaid Cards and POS Loads to Prepaid Cards at Participating Stores in the preceding month.
(B) Within [***] after the end of each Program Quarter, the Parties shall determine the actual amount payable by Bank to Retailer, and shall make an interim true-up payment between themselves as follows: The actual Program Revenue for such Program Quarter shall be multiplied by the new [***] as determined by the Parties as a result of adjusting the Annual Sales Forecast and the Annual Program Revenue Forecast. The product shall be the “[***]”. If the [***] is more than the sum of [***] made by Bank [***] under paragraph (b), Bank shall [***]. If the [***] is less than the sum of [***] made by Bank [***] under paragraph (b) above [***] to Bank.
(C) Within [***] after the end of each Program Year, the Parties shall determine the actual amount payable by Bank to Retailer, and shall make a final true-up payment between themselves as follows: The [***] for the Program Year shall be determined as a blended rate based on the methodology described in paragraph (A) above, and shall be multiplied by the actual Program Revenue for the Program Year. The product shall be the “[***]”. If the [***] is more than the sum of the [***]

***	Confidential material redacted and filed separately with the Commission made by Bank [***] during the Program Year under paragraph (b), as adjusted by the interim true-ups under paragraph (c), Bank shall [***] to [***]. If the [***] is less than such adjusted payments to Retailer, [***] shall [***] to Bank.
(D) If, on or after the Amendment Effective Date, Prepaid Card fees or pricing vary for any reason from the fees and pricing shown in the Base Fee Schedule, Bank and Retailer shall [***] to be paid to Retailer beginning on the date(s) on which such variance takes effect, in accordance with the terms of this Agreement; provided, however, that (i) in connection with such variance, the Parties shall [***] new [***] according to each Prepaid Card Sales Volume Tier and each Program Revenue Tier in accordance with the methodology established under this Agreement for price and fee variance, which methodology assumes (a) Retailer’s revenue share adjustment shall be calculated based upon Retailer bearing or benefitting from [***] percent ([***]%) of such economic impact, as applicable and as described in the examples set forth in Exhibit A to this Schedule 5.2; and (b) that in any Program Year, Retailer shall bear no more than [***] percent ([***]%) of the total of such impact during such Program Year; and (ii) the [***] shall remain in effect only until another variance occurs, at which time the Parties again shall undertake the process described in this paragraph (D) to determine the [***] and (iii) the Parties shall establish new Prepaid Card Program Revenue Tiers for each Program Year based on the percentage change in the lifetime Program Revenue generated by the average Prepaid Card caused by such variance. For example, as of the Amendment Effective Date, calculations shall be based on the fees and prices in the Base Fee Schedule, and the lifetime Program Revenue generated by the average Prepaid Card is projected to be $[***]. An initial adjustment, based on the fees and prices in the Amended Fee Schedule, projects lifetime Program Revenue equal to approximately $[***]. Accordingly, each Program Year Prepaid Card Revenue Tier in this case would be decreased by [***]% as of the Amendment Effective Date.
(e) The Parties may mutually agree at any time to modify the processes described in this Schedule 5.2 in order to more accurately forecast revenue share and facilitate accounting and settlement procedures.

***	Confidential material redacted and filed separately with the Commission

Exhibit A to Schedule 5.2
Price and Fee Variance from Base Fee Schedule
Example I
1.	At Retailer’s request, Bank agrees to change the card issuance fee from $[***] to $[***].

2.	As a result, the lifetime system revenue for the card gets reduced from $[***] to $[***]. If the lifetime system revenue has changed based on the latest behavior curves, then the $[***] reduction will be applied to the latest lifetime system revenue $.

3.	Retailer shares in [***]% of the price change impact on lifetime system revenue, and Bank the remaining [***]%

4.	[***] each tier are therefore adjusted to reflect a [***] reduction in Retailer $ per Card. The table below summarizes the calculations at each tier:

Retailer $ per
	Retailer	card	Retailer $ per
	[***]	Before	card	[***]
Annual Card	Before variance	variance from	After variance	After Variance
Sales Volume	from Base Fee	Base Fee	from Base Fee	from Base Fee
Tier	Schedule	Schedule	Schedule	Schedule
[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]

***	Confidential material redacted and filed separately with the Commission

Price and Fee Variance from Base Fee Schedule
Example II
1. At Retailer’s request, Bank agrees to change the monthly maintenance fee from $[***] to $[***].
2. As a result, the lifetime system revenue for the card gets reduced from $[***] to $[***] ($[***]). If the lifetime system revenue has changed based on the latest behavior curves, then the $[***] reduction will be applied to the latest lifetime system revenue $.
3. Retailer shares in [***]% of the price change impact on lifetime system revenue, and Bank the remaining [***]%
4. Retailer’s [***] at each tier are therefore adjusted to reflect a [***] reduction in Retailer $  per Card. The table below summarizes the calculations at each tier:

Retailer $ per
	Retailer	card	Retailer $ per
	[***]	Before	card	[***]
Annual Card	Before variance	variance from	After variance	After Variance
Sales Volume	from Base Fee	Base Fee	from Base Fee	from Base Fee
Tier	Schedule	Schedule	Schedule	Schedule
[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]

[***]	[***]%	$ [***]	$ [***]	[***]
     Price and Fee Variance from Base Fee Schedule

***	Confidential material redacted and filed separately with the Commission

Example III
     1. At Retailer’s request, Bank agrees to change the Monthly Maintenance Fee from $[***] to $[***]
     2. As a result, the lifetime system revenue for the card increases from $[***] to $[***]. If the lifetime system revenue has changed based on the latest behavior curves, then the $[***] increase will be applied to the latest lifetime system revenue $.
     3. Retailer shares in [***]% of the price change impact on lifetime system revenue, and Bank the remaining [***]%
     4. Retailer’s [***] at each tier are therefore adjusted to reflect a [***] increase in Retailer $  per Card. The table below summarizes the calculations at each tier:

	Retailer	Retailer $ per
	[***]	card	Retailer $ per
	Before	Before	card
Annual Card	variance	variance	After variance	[***] After
Sales Volume	from Base	from Base	from Base Fee	Variance from Base
Tier	Fee Schedule	Fee Schedule	Schedule	Fee Schedule
[***]	[***] %	$ [***]	$ [***]	[***]
[***]	[***] %	$ [***]	$ [***]	[***]
[***]	[***] %	$ [***]	$ [***]	[***]
[***]	[***] %	$ [***]	$ [***]	[***]
[***]	[***] %	$ [***]	$ [***]	[***]

***	Confidential material redacted and filed separately with the Commission

Exhibit D
Schedule 9.4
Super Service Levels
Each of the following Super Service Levels shall be subject to a [***] grace period from the Amendment Effective Date. In addition, [***] to achieve the default level shall not trigger the payment of an SLA Penalty or count toward the termination right described in Section [***]. Super Service Levels will be measured on a [***].

Default
[***] and
SLA	Definition	Defect Definition	Calculation	Target	after)
9.12 Card Sales and POS Card Reload System Availability	Percentage of Availability of the Authorization System for Card Sales and POS Card Reloads	[***]	[***]	[***]%	[***]%

9.13 Card Sales and POS Card Reload System Response Time	Timeliness of the Authorization System for Card Sales and POS Card Reloads		[***]	[***]	[***]

***	Confidential material redacted and filed separately with the Commission

THIRD AMENDMENT TO PREPAID CARD PROGRAM AGREEMENT
     This Third Amendment (this “Amendment”) to that certain Prepaid Card Program Agreement dated as of October 20, 2006 (the “Agreement”) is made as of the 10th day of March, 2009 (the “Amendment Effective Date”) by and among Wal-Mart Stores, Inc., a Delaware corporation, with its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716, Wal-Mart Stores Texas L.P., a Texas limited partnership, Wal-Mart Louisiana, LLC, a Delaware limited liability company, Wal-Mart Stores East, Inc., an Arkansas corporation, and Wal-Mart Stores East, L.P., a limited partnership formed under the laws of Delaware, each of which have its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716 (each of the foregoing, individually and collectively, “Retailer”), GE Money Bank, a federal savings bank with its principal place of business at 4246 South Riverboat Road, Suite 200, Salt Lake City, Utah 84123 (“Bank”), and Green Dot Corporation, a Delaware corporation, with its principal place of business at 605 East Huntington Drive, Suite 205, Monrovia, California 91016 (“Green Dot”). Each of the foregoing parties is sometimes referred to herein as a “Party,” and collectively they are referred to as the “Parties.” Unless otherwise defined, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Agreement.
     WHEREAS, the Parties desire to amend certain provisions in the Agreement related to data security, as set forth below.
     NOW, THEREFORE, in consideration of the following terms and conditions, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
1. General.
     (a) This Amendment shall take effect as of the Amendment Effective Date.
     (b) Capitalized definitional terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.
2. Additional Privacy and Data Security Requirements.
(a)	A new sentence is added after the last sentence of Section 8.2(k), as follows:

Without limiting the generality of the foregoing sentence, Bank, with notice to Retailer, shall either return or dispose of Retailer Marketing Information promptly upon the request of Retailer. Any disposal must ensure that Retailer Marketing Information is rendered permanently unreadable and unrecoverable by reasonable means. Upon reasonable notice and if requested by Retailer, Bank shall provide Retailer a certification by a member of Bank’s information security department of compliance with this section.

(b)	A new Section 8.4(j) is added as follows:

Without limiting Retailer’s rights under Section 11.6(c) and Section 11.6(d), Retailer, once per year for Bank and for each third party service provider, and otherwise upon reasonable cause, may review the policies and procedures used by Bank and / or Bank’s third party service providers that have access to Program Consumer Information (including, without limitation, Green Dot) to protect such information. If such review occurs on the premises of Bank, Green Dot, or any other service provider, such review shall occur during normal business hours with reasonable advance notice based on the scope of the proposed review, in such a manner as to minimize interference with the examined party’s normal business operations Bank and / or Green Dot, as applicable, shall use commercially reasonable efforts to facilitate Retailer’s exercise of such right (including obtaining any consents that may be necessary or desirable to avoid a breach of any contractual obligations); provided, however, that in the event such consents may not be secured from any third party service provider, Bank shall represent and warrant to Retailer that such third party service provider maintains any Program Consumer Information that it has access to at least as securely as Bank itself. The cost and expense of [***] shall be expenses of [***]. After any such review, Retailer shall provide to Bank a report regarding any findings. Retailer and Bank shall coordinate with Retailer’s ISD Group for the purpose of developing an appropriate and reasonable remediation plan for any such findings (which plan shall take into consideration any compensating controls), including a reasonable timeline for implementation by Bank or Bank’s service provider, as applicable. The remediation plan shall be subject to Retailer’s approval, which shall not be unreasonably withheld or delayed.

(c)	A new Section 8.4(k) is added as follows:

Without limiting Bank’s rights under Section 11.6(c) and Section 11.6(d), Bank, once per year for Retailer and for each third party service provider, and otherwise upon reasonable cause, may review the policies and procedures used by Retailer and / or Retailer’s third party service providers that have access to Program Consumer Information to protect such information. If such review occurs on the premises of Retailer or any of Retailer’s third party service providers, such review shall occur during normal business hours with reasonable advance notice, in such a manner as to minimize interference with the examined party’s normal business operations. Retailer shall use commercially reasonable efforts to facilitate Bank’s exercise of such right (including obtaining any consents that may be necessary or desirable to avoid a breach of

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any contractual obligations); provided, however, that in the event such consents may not be secured from any third party service provider, Retailer shall represent and warrant to Bank that such third party service provider maintains any Program Consumer Information that it has access to at least as securely as Retailer itself. The cost and expense of [***] shall be expenses of [***]. After any such review, Bank shall provide to Retailer a report regarding any findings. Retailer shall coordinate with Bank for the purpose of developing an appropriate remediation plan for any such findings (which plan shall take into consideration any compensating controls), including a reasonable timeline for implementation by Retailer or Retailer’s service provider, as applicable. The remediation plan shall be subject to Bank’s approval, which shall not be unreasonably withheld or delayed.

(d)	A new Section 8.4(k)(i),(ii) and (iii)are added as follows:
                              8.4(k)(i) Bank shall maintain training programs to ensure that its employees, and any others acting on its behalf, are aware of and adhere to Bank’s information security program applicable to Program Consumer Information. Retailer shall maintain training programs to ensure that its employees, and any others acting on its behalf, are aware of and adhere to Retailer’s information security program applicable to Program Consumer Information.
                              (ii) Bank shall ensure that any third party (including Green Dot) authorized to perform any Bank services under this Agreement shall maintain an information security program applicable to Program Consumer Information that provides an equivalent or better level of security than the information security program that Bank maintains for such information. Retailer shall ensure that any third party authorized to perform any Retailer services under this Agreement shall maintain an information security program applicable to Program Consumer Information that provides an equivalent or better level of security than the information security program that Retailer maintains for such information
                              (iii) Green Dot shall maintain training programs to ensure that its employees and any others acting on its behalf are aware of and adhere to Bank’s information security program applicable to Program Consumer Information.
(d)	A new Section 8.4(1) is added as follows:

Each of Bank and Retailer agree that any physical removal of Program Consumer Information from the facilities of Retailer or the facilities of Bank or its authorized third party service provider(s), irrespective of whether in electronic or hard-copy form, shall be conducted only according to industry best practices, which at a minimum include full encryption of any and all mobile media. Without limiting the generality of the foregoing, each of Bank and Retailer agree that no unencrypted Program Consumer

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Information shall be stored, transported or kept on a laptop or any other mobile device, including USB or “thumb drives”, and all electronic data transfers must be via secure FTP and/or in approved encrypted form.

(e)	The last sentence of Section 9.1(b) is hereby deleted.
3. Prior Amendment.
     The Parties acknowledge that certain dates set forth in the Second Amendment to the Prepaid Card Program Agreement were revised in a Letter Agreement dated January 15, 2009.
4. Continuation; Inconsistency; Counterparts. Except as expressly amended or supplemented hereby, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver this Amendment electronically, including by facsimile.
[Signature page follows]

EXECUTION COPY
     IN WITNESS WHEREOF, Bank, Green Dot and Retailer have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

WAL-MART STORES, INC.		WAL-MART STORES EAST, INC

By: Name:	/s/ Jane Thompson Jane Thompson	By: Name:	/s/ Jane Thompson Jane Thompson
Title:	President Financial Services	Title:	President Financial Services
	Walmart Stores Inc.		Walmart Stores Inc.

WAL-MART STORES EAST, L.P.		WAL-MART STORES TEXAS L.P.

By: Name:	/s/ Jane Thompson Jane Thompson	By: Name:	/s/ Jane Thompson Jane Thompson
Title:	President Financial Services	Title:	President Financial Services
	Walmart Stores Inc.		Walmart Stores Inc.

WAL-MART LOUISIANA, LLC

By: Name:	/s/ Jane Thompson Jane Thompson
Title:	President Financial Services
Walmart Stores Inc.

GE MONEY BANK		GREEN DOT CORPORATION

By: Name:	/s/ Margaret M. Keane Margaret M. Keane	By: Name:	/s/ Steven W. Streit Steven W. Streit
Title:	EVP, GEMB	Title:	CEO

FOURTH AMENDMENT TO PREPAID CARD PROGRAM AGREEMENT
     This Fourth Amendment (this “Fourth Amendment”) to that certain Prepaid Card Program Agreement dated as of October 20, 2006, as amended by that certain Amendment to Prepaid Card Program Agreement dated October 20, 2008, that certain Second Amendment to Prepaid Card Program Agreement dated October ___, 2008, and that certain Third Amendment to Prepaid Card Program Agreement dated March ___, 2009 (as so amended, the “Agreement”), is made as of October 30, 2009 (the “Amendment Effective Date”), by and among Wal-Mart Stores, Inc., a Delaware corporation, with its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716, Wal-Mart Stores Texas L.P., a Texas limited partnership, Wal-Mart Louisiana, LLC, a Delaware limited liability company, Wal-Mart Stores East, Inc., an Arkansas corporation, and Wal-Mart Stores East, L.P., a limited partnership formed under the laws of Delaware, each of which have its principal place of business at 702 S.W. Eighth Street, Bentonville, Arkansas 72716 (each of the foregoing, individually and collectively, “Retailer”), GE Money Bank, a federal savings bank with its principal place of business at 4246 South Riverboat Road, Suite 200, Salt Lake City, Utah 84123 (“Bank”), and Green Dot Corporation, a Delaware corporation, with its principal place of business at 605 East Huntington Drive, Suite 205, Monrovia, California 91016 (“Green Dot”). Each of the foregoing parties is sometimes referred to herein as a “Party,” and collectively they are referred to as the “Parties.” Unless otherwise defined, capitalized terms used in this Fourth Amendment shall have the meanings ascribed to them in the Agreement.
RECITALS
     WHEREAS, the Parties desire to amend certain provisions in the Agreement, as set forth below.
     NOW, THEREFORE, in consideration of the following terms and conditions, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
1. General.
(a)	As amended hereby, the terms of the Agreement remain in full force and effect.

(b)	Capitalized definitional terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.
2. Amendments of Financial Terms.
(a) The following term is added to Appendix I:
     “Lifetime System Revenue” means, with respect to a Prepaid Card, the [***] for such Prepaid Card plus [***] from [***] and applied to such Prepaid Card over the [***] period immediately following sale of such Prepaid Card.

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(b) The term “lifetime Program Revenue” used in Section (D) of Schedule 5.2 and the term “lifetime system revenue” used in Exhibit A to Schedule 5.2 each shall be deleted and replaced with the term “Lifetime System Revenue.”
(c) The tables set forth in Section (A)(2) of Schedule 5.2 are hereby deleted and shall be replaced in their entirety with the following tables:
     [***]

Program Year Prepaid
	Card Program Revenue	[***]
	Tier	Rate
Program Year Prepaid	(Assuming Base Fee	(Assuming Base Fee
Card Sales Volume Tier	Schedule pricing)	Schedule pricing)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
     [***]

[***]
	Program Year	[***]	[***]
	Prepaid Card	[***] Rate	Rate During
	Program Revenue	During 1st 6	2nd 6 Months
	Tier	Months	(Assuming
Program Year	(Assuming Base	(Assuming Base	Base Fee
Prepaid Card Sales	Fee Schedule	Fee Schedule	Schedule
Volume Tier	pricing)	pricing)	pricing)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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     PERIOD THREE – Program Year 3 and thereafter

	Program Year Prepaid	[***]
	Card Program Revenue	Rate
Program Year Prepaid	Tier (Assuming Base Fee	(Assuming Base Fee
Card Sales Volume Tier	Schedule pricing)	Schedule pricing)
[***]	[***]	[***] %
[***]	[***]	[***] %
[***]	[***]	[***] %
[***]	[***]	[***] %
[***]	[***]	[***] %
(d) The following shall be added to the end of Section (A)(2) of Schedule 5.2:
For purposes of this paragraph, the term “Projected Behavioral Curve Revenue” shall mean for any Program Year the projected Program Revenue based on (i) actual Prepaid Card sales, (ii) the 36-month behavioral factors set forth in column (A) in the table at the end of this paragraph (each a “Behavioral Factor” and together, the “Behavioral Factors”) and (iii) the lifetime expected behaviors described in column (B) in the table at the end of this paragraph (the “Lifetime Expected Behaviors”), which show the accrual of the relevant fees during the relevant 36-month period, as illustrated in Exhibit A-1 to this Fourth Amendment. Notwithstanding anything to the contrary in this paragraph (C), in the event that actual Program Revenue exceeds Projected Behavioral Curve Revenue during any Program Year, the “Actual Commission Earned” by [***] shall be the [***] of (x) the [***], based on actual Program Revenue for the Program Year, determined in accordance with this Schedule 5.2, [***] by the [***]; or (y) the sum of (i) the [***], based on actual Prepaid Card sales for the Program Year , determined in accordance with this Schedule 5.2, [***] by the [***], plus (ii) an amount equal to [***] times the [***] that is calculated by subtracting the actual Program Revenue from the Projected Behavioral Curve Revenue. An example of Actual Commission Earned based on the calculation set forth in clause (y) is attached as Exhibit A-2.
The Behavioral Factors used to calculate Lifetime System Revenue at program inception are set forth below. For purposes of calculating then-current actual Program Revenue, Behavioral Factor(s) may be deleted and new factors may be added as Behavioral Factor(s) at any time due to changes in new or deleted revenue sources upon written request of a Party, subject to the approval of the

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other Parties, which approval shall not be unreasonably withheld or delayed.

	(B) Lifetime Expected		(D) Lifetime System
(A) Behavioral Factors	Behaviors	(C) Pricing	Revenue
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
(e) The Parties agree that the [***]% cap on the impact in a Program Year of a net decrease in Prepaid Card Fees or Reload Fees, established in the proviso in Section 1.5(d)(i)(C), shall be calculated as follows:
At the end of the applicable Program Year, the parties will calculate actual, post “price variance” Program Revenue for that Program Year (A) and calculate a notional Program Revenue based on actual card sales and transactions for all Program Revenue components at pricing outlined in the Base Fee Schedule in Schedule 5.2 (B). The difference between actual Program Revenue and notional Program Revenue (A-B) is then multiplied by [***] percent ([***]%) to arrive at a notional impact of pricing variations on Program Revenue (C). The parties will also calculate a notional Commission Rate (unadjusted for any price variance) based on actual card sales and the Card Sales Volume Tiers or the Card Program Revenue Tiers listed in Section (A)(2) of Schedule 5.2 (D). The parties will then calculate a notional revenue share amount (E) by multiplying notional program revenue (B) by the notional Commission Rate (D). Finally, the notional impact of pricing variations to Program Revenue (C) will be added to the notional revenue share amount (E) to determine the minimum revenue share amount owed to [***] for the given program year (F). If the sum of payments during any Program Year is less than (F) then [***] will pay the

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difference to [***] within [***] business days of the end of said Program Year. For purposes of the calculation set forth herein, the first “Program Year” shall be the period between February 18, 2009 and October 31, 2009. An example of the calculation set forth herein is attached as Exhibit A-3.
(f) The last two paragraphs of Section (A) of Schedule 5.2 are hereby deleted in their entirety and replaced with the following:
(3) The actual Program Revenue for each calendar month during the term (a “Program Month”) shall be multiplied by the [***] or the [***], whichever is higher (the “Commission Rate”) to derive the aggregate amount of commissions payable to [***] in such Program Month (the “Monthly Aggregate Commission Amount”).
(4) Within [***] Business Days after the end of each month, Bank shall pay to [***] an amount equal to the Monthly Aggregate Commission Amount.
(g) Bank agrees to pay [***] a [***] in any month from July 2009 to January 2010, inclusive, where new Prepaid Card sales by Retailer in such month exceed [***] units. Each such bonus, if earned, shall be in the amount of [***] ($[***]), except that the bonus, if any, payable with respect to the month of January 2010 shall be [***] ($[***]). Each bonus earned shall be payable within [***] Business Days after the end of each month. The aggregate amount of such bonuses paid by Bank shall not exceed [***] ($[***]).
(h) Bank agrees to contribute [***] ($[***]) towards a [***] mutually agreeable to Bank, Retailer and Green Dot, provided that an additional [***] ($[***]) is contributed thereto by Retailer and / or third parties (e.g., Visa) and that such contribution by Retailer or third parties is made on or before November 1, 2010. Such contribution by Bank shall be due and payable within [***] days of Retailer’s or such third party’s contribution.
3. GD Card Amendments

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     (a) Columbus Bank & Trust Company (“CB & T”) and GD have entered into an arrangement under which (i) CB & T participates in the GD Network to market and distribute Card Products issued by CB & T and branded with the “Green Dot” name (“GD Cards”, and (ii) Green Dot is authorized by CB &T to market and distribute GD Cards on its behalf. Green Dot hereby grants to Retailer a [***] right to market, promote, distribute and sell GD Cards in approximately [***] Participating Stores, as mutually agreed upon in writing by Green Dot and Retailer (the “Pilot Participating Stores”). [***] shall be the provider of debit transaction network services for the GD Cards.
     (b) In addition to the activities described in Section 4.5 of the Agreement, Retailer also shall serve as the agent of Green Dot for the limited purpose of marketing and selling GD Cards at Pilot Participating Stores. Retailer shall distribute, promote and sell such GD Cards for [***] days beginning on a date mutually agreed by the Parties (the “GD Card Pilot Program”). All out-of-pocket costs and expenses for such distribution, promotion and sales (including, without limitation, the cost of packaging, GD Card terms, and GD Card collateral, and the cost of collecting unsold GD Card inventory) shall be borne by [***]. The Parties shall use commercially reasonable efforts to launch the GD Card Pilot Program during Retailer’s first fiscal quarter in [***]. Nothing herein shall obligate Retailer to sell such GD Cards beyond such test period. Bank hereby consents to the sale of such GD Cards as part of the GD Card Pilot Program, and waives any right of first refusal it may have with respect to the issuance thereof. Such waiver and consent shall not be applicable beyond such GD Card Pilot Program. For clarification purposes only, the parties agree that, even should Retailer decline to continue selling GD Cards following the end of GD Card Pilot Program, Retailer shall [***] following the end of GD Card Pilot Program with respect to all GD Cards sold during such pilot period, in accordance with the terms set forth herein.
     (c) GD Cards shall initially be loaded through a POS Load at a Participating Store. GD Cards may be reloaded by cardholders through POS Loads at GD Merchants, and through the purchase of Reload Packs from GD Merchants, as applicable, provided that Green Dot and Retailer acknowledge that not all GD Merchants will offer the operational capability for POS Loads. Transactions in which a cardholder purchases a Reload Pack or makes a POS Load in the GD Network shall involve a customer relationship between that cardholder and Green Dot to the extent provided under Applicable Law.
     (d) [***] shall be [***] responsible for payment of commissions to [***] with respect to the GD Card (“GD Card Commissions”), and with respect to sales of Reload Packs in the GD Card Pilot Program. Commissions on sales of Reload Packs shall be paid in accordance with Section 4.3(c) of the Agreement. GD Card Commissions shall be based on the commission and revenue sharing structure described in Schedule 5.2, as follows:

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               (i) For purposes of calculating GD Card Commissions, the term “Pilot Program Revenue” means for a period, the sum of [***] (including [***]) charged to GD Cardholders in connection with purchasing, loading or using GD Cards, [***] received by [***] from [***] for [***] GD Cards, and all other [***] derived from GD Cards (in each case, net of waivers and reversals and adjustments), and all other [***] the [***], excluding (i) [***] on [***], (ii) [***] (including [***] applied to [***]), and (iii) [***] to GD Cards [***].
               (ii) The Pilot Program Revenue each calendar month shall be multiplied by the Commission Rate, calculated for the month in accordance with Schedule 5.2, to derive the [***] of [***] in such month (the “[***]”). Within [***] Business Days after the end of each month, [***] shall pay to [***] an amount equal to the [***].
               (iii) Within [***] Business Days after the end of the Program Year(s) in which the GD Card Pilot Program occurs, Green Dot and Retailer shall make a final true-up payment between themselves as follows: The Commission Rate for the applicable Program Year, determined in accordance with Schedule 5.2, shall be multiplied by the Pilot Program Revenue for the GD Card Pilot Program. The product shall be the “Actual GD Card Commissions Earned”. If the Actual GD Card Commissions earned are more than the sum of the GD Card Commission payments already made to Retailer during the GD Pilot Program for that Program Year, [***]. If the Actual GD Card Commissions Earned are less than the GD Card Commission [***] already made to Retailer that Program Year, then [***].
               (iv) Commission for sales of GD Cards shall be calculated separately from commissions with respect to Prepaid Cards. For the avoidance of doubt, (x) [***] under Schedule 4.4(d); and (y) sales of GD Cards and revenue derived from GD Cards shall not affect the calculation of any sales volume or Program revenue tiers under Schedule 5.2.
               (e) Section 4.10(a) of the Agreement is deleted in its entirety and replaced with following:
     (a) Bank agrees to serve in the limited capacity as intermediary for transmitting between Retailer and Green Dot: (i) data regarding Reload Pack Sales by Retailer (“Reload Pack Data”), and funds relating to such sales (“Reload Pack Funds”), (ii) data regarding POS Loads at Retailer’s Participating Stores (“POS Load Data”) and funds relating to such POS Loads at Participating Stores (“POS Load Funds”), (iii) data regarding GD Card sales by Retailer (“GD Card Data”), and funds relating to such sales (“GD Card Funds”), (iv) the Daily Report described in Section 6.1, and (v) commissions as described in Section 6.3, in each case in accordance with the procedures agreed upon from time to time in writing by the Parties. The

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foregoing transmission of Reload Pack Data, POS Load Data, and GD Card Data (collectively, “GD Network Data”), Reload Pack Funds, POS Load Funds, and GD Card Funds (collectively, “GD Network Funds”), and such commissions is sometimes referred to herein as the “Intermediary Services”, and shall be integrated into the systems of the Parties in a manner mutually agreed upon by the Parties to reduce administrative burdens on Retailer.
     (f) From the Amendment Effective Date until the last date on which a GD Card is sold in a Pilot Participating Store, Green Dot hereby represents and warrants that it is the duly authorized agent of CB & T for purposes of marketing and distributing GD Cards, and that it has the authority to appoint [***] as [***] for purposes of marketing and distributing GD Cards.
     (g) The sale of GD Cards shall be deemed part of the “Load Program” for purposes of Section 3.1(e), Section 4.7, Section 4.8, and Section 12.1 of the Agreement. In addition, Pilot Participating Stores shall be considered “Participating Stores” for purposes of Section 4.11.
     (h) For the avoidance of doubt, for purposes of the Agreement (i) the GD Cards shall not be deemed Prepaid Cards, Temporary Prepaid Cards or Permanent Prepaid Cards; (ii) holders of GD Cards shall not be deemed Cardholders; (iii) the GD Cards shall not be part of the Card Program; and (iv) except with respect to the Intermediary Services, Bank shall have no obligations or liability to Retailer, Green Dot or any third party with respect to the GD Card.
     (i) This Fourth Amendment, the amended Appointment Agreement attached as Exhibit B hereto, and that certain Supplier Agreement dated September 14, 2006 between Bank and Green Dot represent the entire agreement of Retailer and Green Dot with respect to the GD Cards. Retailer and Green Dot shall not amend or modify such agreements or enter into any other agreements with respect to the GD Card without the prior written consent of each Party.
     4. Continuation; Inconsistency; Counterparts. Except as expressly amended or supplemented hereby, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Fourth Amendment and the Agreement, the terms of this Fourth Amendment shall control. This Fourth Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver this Fourth Amendment electronically, including by facsimile.
[Signature page follows]

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IN WITNESS WHEREOF, Bank, Green Dot and Retailer have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

WAL-MART STORES, INC.		WAL-MART STORES EAST, INC

By:	/s/ Jane Thompson	By:	/s/ Jane Thompson

Name:	Jane Thompson	Name:	Jane Thompson

Title:	President Financial Services	Title:	President Financial Services

WAL-MART STORES EAST, L.P.		WAL-MART STORES TEXAS L.P.

By:	/s/ Jane Thompson	By:	/s/ Jane Thompson

Name:	Jane Thompson	Name:	Jane Thompson

Title:	President Financial Services	Title:	President Financial Services

WAL-MART LOUISIANA, LLC

By:	/s/ Jane Thompson

Name:	Jane Thompson

Title:	President Financial Services

GE MONEY BANK		GREEN DOT CORPORATION

By:	/s/ Margaret M. Keane	By:	/s/ Margaret M. Keane

Name:	Margaret M. Keane	Name:	Margaret M. Keane

Title:	EVP, GEMB	Title:	EVP, GEMB

Exhibits A-1, A-2 and A-3
[***]

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EXHIBIT B
AMENDED APPOINTMENT AGREEMENT
[to be attached]

January 15, 2009
GE Money Bank
4246 South Riverboat Road, Suite 200
Salt Lake City, Utah 84123
Green Dot Corporation
605 East Huntington Drive, Suite 205
Monrovia, CA 91016
Re: Prepaid Program Agreement dated as of October 20, 2006, between Wal-Mart Stores, Inc. (“Wal-Mart”), Green Dot Corporation (“Green Dot”) and GE Money Bank (“Bank”) (the Agreement”)
Dear Ms. Keane and Mr. Streit:
     Wal-Mart (on its own behalf and on behalf of its subsidiaries which are parties to the Agreement), Green Dot, and Bank have agreed to revise certain dates established in the Agreement. This letter confirms that (a) all references to “[***]” in Section 2(a)(2) of the Second Amendment to the Agreement, except the reference following clause (1) in the last sentence in the Section, are changed to “[***]”; and (b) the reference to “[***] days of the Amendment Effective Date” in Section 9.1(b) of the Agreement is changed to “[***]”.
     Please acknowledge your agreement in the space provided below.

Sincerely,

WAL-MART STORES, INC.

By: Title:	/s/ Jane Thompson 1/15/09

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ACKNOWLEDGED AND AGREED

GREEN DOT CORPORATION		GE MONEY BANK

By:	/s/ Steve Streit	Title:	Margaret M. Keane

Title:	CEO	Title:	EVP, GEMB